UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09997

Baird Funds, Inc.
 (Exact name of Registrant as specified in charter)

777 East Wisconsin Avenue
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Andrew D. Ketter
Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202
 (Name and address of agent for service)

1-866-442-2473
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2015

Date of reporting period:  December 31, 2015

Item 1. Reports to Stockholders.

Annual Report –
Baird Funds
December 31, 2015

Taxable Bond Funds
  Baird Ultra Short Bond Fund
  Baird Short-Term Bond Fund
  Baird Intermediate Bond Fund
  Baird Aggregate Bond Fund
  Baird Core Plus Bond Fund

Municipal Bond Funds
  Baird Short-Term Municipal Bond Fund
  Baird Quality Intermediate Municipal Bond Fund
  Baird Core Intermediate Municipal Bond Fund

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Table of Contents

Letter to Shareholders	1
2015 Bond Market Overview	2
Baird Ultra Short Bond Fund	6
Baird Short-Term Bond Fund	16
Baird Intermediate Bond Fund	26
Baird Aggregate Bond Fund	36
Baird Core Plus Bond Fund	45
2015 Municipal Bond Market Overview	55
Baird Short-Term Municipal Bond Fund	59
Baird Quality Intermediate Municipal Bond Fund	71
Baird Core Intermediate Municipal Bond Fund	83
Additional Information on Fund Expenses	96
Statements of Assets and Liabilities	98
Statements of Operations	101
Statements of Changes in Net Assets	104
Financial Highlights	112
Notes to the Financial Statements	128
Report of Independent Registered Public Accounting Firm	143
Directors and Officers	144
Disclosure Regarding the Board of Directors’ Approval
of the Investment Advisory Agreement for Baird Bond Funds	147
Disclosure Regarding the Board of Directors’ Approval of the
Investment Advisory Agreement for the Baird Short-Term Municipal
Bond Fund and Core Intermediate Municipal Bond Fund	150
Additional Information	152
Privacy Notice	A-1

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Cautionary Note on Analyses, Opinions and Outlooks:  In this report we offer analyses and opinions on the performance of individual securities, companies, industries, sectors, markets, interest rates and governmental policies, including predictions, forecasts and outlooks regarding possible future events.  These can generally be identified as such because the context of the statements may include such words as “believe,” “should,” “will,” “expects,” “anticipates,” “hopes” and words of similar effect.  These statements reflect the portfolio managers’ good faith beliefs and judgments and involve risks and uncertainties, including the risk that the portfolio managers’ analyses, opinions and outlooks are or will prove to be inaccurate.  It is inherently difficult to correctly assess and explain the performance of particular securities, sectors, markets, interest rate movements, governmental actions or general economic trends and conditions, and many unforeseen factors contribute to the performance of Baird Funds.  Investors are, therefore, cautioned not to place undue reliance on subjective judgments contained in this report.

Baird Funds
1-866-442-2473
www.bairdfunds.com

February 25, 2016
Dear Shareholder,

We have built the Baird Funds to be a value priced, no-load fund family that delivers institutional investment management capabilities to our fund shareholders, which includes competitive, risk-adjusted returns over complete market cycles and outstanding service. Our portfolio management team brings extensive investment experience and has managed portfolios through multiple market cycles. This seasoned team emphasizes in-depth research and a disciplined, risk-controlled approach to meet our clients’ investment needs.

We continue to invest in the business to achieve these goals through enhancing our technology platform and hiring strong investment and business talent. In 2015 we hired the nationally recognized municipal bond team of Duane McAllister CFA, Eric Schleicher and Joe Czechowicz to expand our expertise in the municipal bond sector. After their arrival, we introduced the Baird Core Intermediate Municipal Bond Fund and Baird Short-Term Municipal Bond Fund to complement our existing Baird Quality Intermediate Municipal Bond Fund. This strong addition to our team has added immediate value and we are excited to offer our investors these additional municipal bond fund options. We will continue to build our team over time to effectively meet our investors’ needs.

Our long term success rests on being capable stewards of our investors’ assets through the implementation of our shareholder-focused strategy. We are privileged to provide you with fixed income investment management services and appreciate the confidence and trust you have placed in our experienced investment team.

On the following pages, we review the bond market in 2015 and the performance and composition of each of the Baird Bond Funds.

Sincerely,

Mary Ellen Stanek, CFA
President
Baird Funds

2015 Bond Market Overview

Fed Ends Zero-Rate Policy, Yields Rise Modestly, Volatility Increases
The U.S. economy grew at a moderate pace in 2015 (3Q GDP +2.1% YoY) which was enough to drive the unemployment rate from 5.7% to 5.0%, spurring the Fed to raise rates by 25 bps after 7 years of maintaining a zero interest rate policy. In anticipation of additional Fed action in 2016, the 1-year and 2-year Treasury yields rose 38 bps, while intermediate and long yields rose by lesser amounts (see table below) as U.S. inflation remained subdued (Nov. CPI +0.5% YoY, Nov. average hourly earnings +2.3% YoY). The year was marked by significant volatility, with the 10-year Treasury trading in an 81 bp range from 1.67% to 2.48% (see graph below right). In addition to anticipated Fed actions, market volatility throughout the year was also heightened by global macro uncertainty, escalating geopolitical tension, and further divergence in global central bank policies: the Bank of Japan carried on QE purchases through 2015, the ECB began a quantitative easing (QE) program in March, Greece reached a last-minute bailout agreement in July, Chinese equity markets fell by more than 40% this summer, and the People’s Bank of China (PBOC) unexpectedly devalued its currency against the dollar in August.

Treasury Yields

				1 Year	4Q
Maturity	12/31/14	9/30/15	12/31/15	Change	Change
1	0.22%	0.31%	0.60%	0.38%	0.29%
2	0.67%	0.64%	1.05%	0.38%	0.41%
3	1.07%	0.92%	1.31%	0.24%	0.39%
5	1.65%	1.37%	1.76%	0.11%	0.39%
7	1.97%	1.75%	2.09%	0.12%	0.34%
10	2.17%	2.06%	2.27%	0.10%	0.21%
30	2.75%	2.88%	3.02%	0.27%	0.14%

Weak Global Demand: Oil & Commodities Drop Further in 2015, US Dollar Appreciates
The PBOC’s unexpected currency devaluation raised worries that a slowdown in the world’s second largest economy was worse than previously thought, putting further downward pressure on global energy and commodity prices. With China being the largest consumer of many commodities (see table below left), a slowdown in the Chinese economy helped drive copper prices nearly 25 % lower, while iron ore and oil each fell more than 30% in 2015. The easing of monetary policy at the PBOC and ECB in contrast to tightening in the U.S. increased global capital flows into U.S. markets, contributing to a 9% appreciation of the U.S. Dollar against a basket of global currencies (see graph below right).

Global Commodity Consumption
2015 Demand Estimates
		Developed	Emerging
	China	Countries	Countries
Thermal Coal	77%	13%	10%
Oil	12%	49%	39%
Copper	45%	34%	21%
Iron Ore	73%	22%	5%
Aluminum	50%	36%	14%

Source: Macquarie Research, International Energy Agency

2015 Bond Market Overview

Spreads Widen on Heavy Issuance and Fundamental Credit Concerns in Energy and Commodity Sectors
Global growth concerns and falling energy and commodity prices pushed yield spreads wider across all major sectors this year. Investment grade credit ended the year 34 bps wider at 165 bps as 2015 supply exceeded $1.3 trillion (surpassing 2014’s $1.1 trillion record – see chart, next page right). Within investment grade credit, industrials (+43 bps) widened the most, as profitability and operating cash flow at energy and basic materials companies fell with lower oil and commodity prices. Financials were the best performing corporate sub-sector (widening a more modest 17 bps to 134 bps) as fundamentals remained strong and regulatory-related issuance needs were less than expected. Spread widening was more modest in high quality securitized sectors such as agency mortgage pass-throughs and asset-backed securities as supply was benign and the Fed continued to reinvest principal and interest payments from QE holdings into agency MBS. U.S. high yield widened 177 bps to 660 bps as company fundamentals weakened and the sector saw large industry outflows (e.g. Third Avenue liquidation).

Option-Adjusted Spreads (in bps)
					Dec	4Q	2015
	12/31/14	9/30/15	11/30/15	12/31/15	Chg	Chg	Chg
U.S. Aggregate Index	48	59	53	56	3	-3	8
U.S. Agency (non-mortgage)	16	17	14	21	7	4	5
Mortgage and ABS Sectors
U.S. Agency Pass-throughs	27	31	23	24	1	-7	-3
Asset-Backed Securities	58	69	65	72	7	3	14
CMBS	98	108	102	121	19	13	23
Corporate Sectors
U.S. Investment Grade	131	169	155	165	10	-4	34
Industrial	140	184	170	183	13	-1	43
Utility	119	152	145	150	5	-2	31
Financial Institutions	117	145	129	134	5	-11	17
U.S. High Yield	483	630	602	660	58	30	177

Source:  Barclays

Taxable Sectors Negative for the Quarter, Mixed for the Year, Municipals Outperform
Rising yields and wider spreads translated to negative total returns across all major taxable sectors for the quarter, although many stayed positive for the year. Shorter duration sectors/indices (1-3 Yr. Gov’t/Credit Index -0.36% in 4Q) and agency MBS (-0.10%) managed to post less negative quarterly returns. High yield was the hardest hit sector by a wide margin in the quarter (-2.07%) and year (-4.47%) as both the energy and metals & mining components of the index dropped nearly 25% in 2015. In contrast, tax-exempt municipals outperformed taxable sectors significantly for the quarter (+1.50%) and year (+3.30%) as limited supply was met with robust demand. Moreover, in spite of negative headlines (e.g. PR, IL, Chicago) general credit conditions for most municipalities actually improved in 2015, driving additional outperformance.

2015 Bond Market Overview

Total Returns of Selected Barclays Indices and Subsectors
Barclays Index/Sector	December	4th Quarter	2015
U.S. Aggregate Index	-0.32%	-0.57%	0.55%
U.S. Gov’t/Credit Index	-0.43%	-0.74%	0.15%
U.S. Intermediate Gov’t/Credit Index	-0.33%	-0.69%	1.07%
U.S. 1-3 Yr. Gov’t/Credit Index	-0.13%	-0.36%	0.65%
U.S. Treasury	-0.16%	-0.94%	0.84%
U.S. Agency	-0.27%	-0.64%	1.01%
MBS (Mortgage Backed Securities)	-0.03%	-0.10%	1.51%
CMBS (Commercial Mortgage Backed Securities)	-0.89%	-1.24%	0.97%
ABS (Asset Backed Securities)	-0.19%	-0.57%	1.25%
U.S. Corporate - Investment Grade	-0.78%	-0.58%	-0.68%
Corporate High Yield	-2.52%	-2.07%	-4.47%
Municipal Bond Index	0.70%	1.50%	3.30%
TIPS (Treasury Inflation Protected Securities)	-0.79%	-0.64%	-1.44%

Outlook
We expect the modest pace of U.S. economic growth to continue and inflation to remain contained in 2016, although uncertainties around global central bank policies and fragile global growth create a wide distribution of possibilities. Recent inflation data (November average hourly earnings +2.3% YoY) could portend a modest pickup in wage inflation, although we expect that low oil and commodity prices will help limit overall inflation for some time. Additional federal funds rate hikes in 2016 will likely put upward pressure on rates with a curve flattening bias; however, the magnitude will be limited as we expect the Fed will move much more slowly than in previous cycles. Moreover, low interest rates abroad (due in part to accommodative foreign central bank policies) will continue to hold down U.S. Treasury yields and limit the magnitude of any move higher as foreign capital continues to flow into U.S. markets. We see good potential for tighter spreads and outperformance from several non-government sectors where spreads widened in 2015. In particular we see good potential for investment grade corporates to outperform. We also see select relative value in senior CMBS structures with superior credit enhancement as well as many short-duration asset-backed sectors (e.g. cards, autos, equipment). We remain cautious on agency MBS as the Fed will discontinue MBS reinvestment purchases once policy normalization is “well underway” and wider spreads may be required to absorb any material increase in supply. Non-agency RMBS continues to offer attractive relative value as new issuance is very limited and housing fundamentals continue to improve. Even after a second year of wider high yield spreads, we remain cautious of the sector, finding value only selectively. Municipal market valuations are less compelling than they were at the start of last year, given the strong outperformance of the sector in 2015.  That said, the diverse nature of the municipal market will likely continue to offer select pockets of value from both taxable and tax-free issuers (see the Baird Municipal Fixed Income Market Comments for more detail on this sector).

Disclosures
This is not a complete analysis of every material fact regarding any company, industry or security. The information has been obtained from sources we consider to be reliable, but we cannot guarantee the accuracy.

Fixed income is generally considered to be a more conservative investment than stocks, but bonds and other fixed income investments still carry a variety of risks such as interest rate risk, credit risk, inflation risk, and liquidity risk. In a rising interest rate environment, the value of fixed-income securities generally decline and conversely, in a falling interest rate environment, the value of fixed-income securities generally increase. High yield securities may be subject to heightened market, interest rate or credit risk and should not be purchased solely because of the stated yield.

Indices are unmanaged, and are not available for direct investment.  Past performance is not a guarantee of future results.

The Barclays Aggregate Bond Index is an index comprised of approximately 6000 publicly traded bonds including U.S. Government, mortgage backed, corporate, and Yankee bonds with an average maturity of approximately 10 years.

2015 Bond Market Overview

The Barclays Government/Credit Index is a combination of the Government Index which measures government-bond general and Treasury funds, and the Credit Bond Index, which is a market value-weighted index which tracks the returns of all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC registered, investment grade Corporate Debt.

The Barclays Intermediate Government/Credit Index is a combination of the Government Index which measures government-bond general and Treasury funds, and the Credit Bond Index, which is a market value-weighted index which tracks the returns of all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC registered, investment grade Corporate Debt with maturities between one and ten years.

The Barclays Government/Credit Intermediate Index (1 – 3 yr.) is a combination of the Government Index which measures government-bond general and Treasury funds, and the Credit Bond Index, which is a market value-weighted index which tracks the returns of all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC registered, investment grade Corporate Debt with maturities between zero and three years.

The Barclays U.S. Treasury Index includes public obligations of the U.S. Treasury.  Treasury bills are excluded by the maturity constraint of at least one year but are part of a separate Short Treasury Index.  In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded.  STRIPS are excluded from the index because their inclusion would result in double-counting.  Securities in the Index roll up to the U.S. Aggregate, U.S. Universal, and Global Aggregate Indices.  The U.S. Treasury Index was launched on January 1, 1973.

U.S. Agency:  This index is the U.S. Agency component of the U.S. Government/Credit index.  Publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government (such as USAID securities). The largest issues are Fannie Mae, Freddie Mac, and the Federal Home Loan Bank System (FHLB). The index includes both callable and non-callable agency securities.

U.S Corporate – Investment Grade:  This index is the Corporate component of the U.S. Credit index.  It includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered.

CMBS (Commercial Mortgage Backed Securities):  This index is the CMBS component of the U.S. Aggregate index.  The Barclays CMBS ERISA-Eligible Index is the ERISA-eligible component of the Barclays CMBS Index. This index, which includes investment grade securities that are ERISA eligible under the underwriter’s exemption, is the only CMBS sector that is included in the U.S. Aggregate Index.

MBS (Mortgage Backed Securities):  This index is the U.S. MBS component of the U.S. Aggregate index.  The MBS Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates.

ABS (Asset Backed Securities):  This index is the ABS component of the U.S. Aggregate index.  The ABS index has three subsectors:  credit and charge cards, autos, and utility.  The index includes pass-through, bullet, and controlled amortization structures.  The ABS Index includes only the senior class of each ABS issue and the ERISA-eligible B and C tranche. The Manufactured Housing sector was removed as of January 1, 2008, and the Home Equity Loan sector was removed as of October 1, 2009.

Corporate High Yield:  The Barclays U.S. High Yield Index covers the universe of fixed rate, non-investment grade debt. Eurobonds and debt issues from countries designated as emerging markets (sovereign rating of Baa1/BBB+/BBB+ and below using the middle of Moody’s, S&P, and Fitch) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, 144-As and pay-in-kind bonds (PIKs, as of October 1, 2009) are also included.

The Barclays Municipal Bond Index is a broad-based, total-return index.  The bonds are all investment-grade, tax-exempt, and fixed-rate securities with long-term maturities (greater than 2 years).  They are selected from issues larger than $50 million.

The Barclays TIPS Index consists of Treasury Inflation Protected Securities (TIPS).  TIPS are securities whose principal is tied to the Consumer Price Index.  TIPS pay interest semi-annually, based on the fixed rate applied to the adjusted principal.

Baird Ultra Short Bond Fund
December 31, 2015

The Baird Ultra Short Bond Fund seeks current income consistent with preservation of capital. The Fund’s primary benchmark index against which it measures performance is the Barclays U.S. Short-Term Government/Corporate Index. The Barclays U.S. Short-Term Government/Corporate Index is an unmanaged, market value weighted index of investment grade fixed debt, including government and corporate securities, with maturities of less than one year.

The Fund generated attractive absolute and relative returns versus its benchmark in 2015. Our long-term commitment to duration neutrality once again proved to be a prudent strategy as the bond market experienced heightened volatility during the year.  The primary factors contributing to the Fund’s relative outperformance in 2015 are described below.

•
Credit positioning overall was a positive for the year. Drivers include the Fund’s overweight to investment grade credit and Financials in particular, which was the best performing sector in credit. This was partially offset by positioning in commodity sensitive sectors including Energy and Metals & Mining due to the significant spread widening that occurred in these industry sectors in reaction to the sharp drop in energy and other commodity prices.

•
Exposure to select, non-Agency residential mortgage-backed securities (RMBS) was a positive for the year resulting from strong continued supply/demand technicals and ongoing broad improvements in the housing market. Exposure to consumer asset-backed securities (such as, automobile, credit card and equipment receivables) was also a modest positive contributor to annual performance, resulting from continued strength in U.S. consumer fundamentals.

•	The Fund benefited from its yield curve positioning during the year as the yield curve flattened.

The start of any new year is always filled with excitement and uncertainty and 2016 certainly qualifies on both of those accounts.  We will be tracking the economic data and Fed guidance with the same diligence as always, knowing there will be both challenges and opportunities as the Fed’s policy rate normalization process unfolds.  Global market influences are likely to add to market volatility, as may the political environment in the U.S. leading up to the November elections.  As a reminder, we have only purchased U.S. dollar denominated securities in the cash bond market (no derivatives).  We believe the Fund is well positioned to add value relative to its benchmark.

Baird Ultra Short Bond Fund
December 31, 2015 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)

	Net Assets	$190,523,428

	SEC 30-Day
	Yield(3)
	Institutional Class
	(Subsidized)	1.22%
	Institutional Class
	(Unsubsidized)	1.07%
	Investor Class
	(Subsidized)	0.97%
	Investor Class
	(Unsubsidized)	0.82%

	Average
	Effective
	Duration	0.44 years

Sector Weightings(1)
	Average
	Effective
	Maturity	0.46 years

	Annualized
	Expense Ratio(4)
	Gross
	Institutional Class	0.30%
	Investor Class	0.55%	(5)

	Net
	Institutional Class	0.15%
	Investor Class	0.40%	(5)

	Portfolio
	Turnover Rate	65.5%

	Number of
	Holdings	214

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO).  NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2015.
(4)
Reflects expense ratios as stated in the Fund’s current prospectus.  The Advisor has contractually agreed to waive management fees in an amount equal to an annual rate of 0.15% of average daily net assets for the Fund, at least through April 30, 2017.  The agreement may only be terminated prior to the end of this term by or with the consent of the Board of Directors of Baird Funds, Inc.

(5)	Includes 0.25% 12b-1 fee.

Baird Ultra Short Bond Fund
December 31, 2015 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (12/31/13), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (12/31/13), assuming reinvestment of all distributions.

Baird Ultra Short Bond Fund
December 31, 2015 (Unaudited)

Total Returns

		Average
		Annual
	One	Since
For the Periods Ended December 31, 2015	Year	Inception(1)
Institutional Class Shares	0.30%	0.76%
Investor Class Shares	0.16%	0.52%
Barclays U.S. Short-Term Government/Corporate Index(2)	0.26%	0.22%

(1)	For the period from December 31, 2013 (commencement of operations) through December 31, 2015.
(2)
The Barclays U.S. Short-Term Government/Corporate Index is an unmanaged, market value weighted index of investment grade, fixed debt including government and corporate securities with maturities less than one year.  This index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The line graph on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest up to 10% of its net assets in non-investment grade debt securities (commonly referred to as “high yield” bonds).  While these types of securities typically offer higher yields than investment grade securities, they also include greater risks including increased credit risk and the increased risk of default or bankruptcy.  The Fund may also invest in U.S. dollar denominated foreign securities which involve additional risks such as political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund may also invest in mortgage- and asset-backed securities, which include interest rate and prepayment risks more pronounced than those of other fixed income securities.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Ultra Short Bond Fund
Summary Schedule of Investments, December 31, 2015

This schedule summarizes the Fund’s holdings by asset type. Details are reported for each of the Fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the Fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The Fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter end. For the second and fourth fiscal quarters, the complete listing of the Fund’s holdings is available electronically in the Fund’s Form N-CSR at http://www.bairdfunds.com/prospectuses-reports and on the Securities and Exchange Commission’s website (www.sec.gov) or you can have it mailed to you without charge by calling 1-866-44BAIRD. For the first and third fiscal quarters, the Fund files the lists with the SEC on Form N-Q. Shareholders can look up the Fund’s Forms N-CSR and N-Q on the SEC’s website (www.sec.gov).

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
U.S. Treasury Security
U.S. Treasury Bond,
0.500%, 03/31/2017	$30,200,000	$30,061,986	15.8%
Total U.S. Treasury Security
(Cost $30,146,652)		30,061,986	15.8%
Corporate Bonds
Finance
American Express Co.,
0.968%, 05/22/2018	1,500,000	1,490,709	0.8%
American International Group, Inc.,
5.600%, 10/18/2016	1,500,000	1,548,117	0.8%
Barclays Bank PLC,
Series 1, 5.000%, 09/22/2016 f	1,200,000	1,230,792	0.6%
Capital One Financial Corp.,
3.150%, 07/15/2016	1,015,000	1,024,381	0.5%
Citigroup, Inc.,
0.747%, 06/09/2016	1,050,000	1,046,907	0.5%
CNA Financial Corp.,
6.500%, 08/15/2016	1,300,000	1,338,557	0.7%
Comerica Bank,
5.750%, 11/21/2016	1,500,000	1,553,717	0.8%
Countrywide Financial Corp.,
6.250%, 05/15/2016	1,400,000	1,423,598	0.7%
GE Capital International Funding Co.,
0.964%, 04/15/2016 (Acquired 01/06/2015,
Cost $2,008,163)* f	2,015,000	2,015,909	1.1%
Lloyds Bank PLC,
0.912%, 05/14/2018 f	1,500,000	1,489,119	0.8%
Macquarie Bank Ltd.,
1.384%, 03/24/2017 (Acquired 03/18/2014
through 09/17/2015, Cost $1,202,113)* f	1,200,000	1,199,587	0.6%
Santander Bank NA,
1.251%, 01/12/2018	1,400,000	1,389,966	0.7%

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Summary Schedule of Investments, December 31, 2015

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Societe Generale,
1.692%, 10/01/2018 f	$1,500,000	$1,512,060	0.8%
Standard Chartered PLC,
0.955%, 04/17/2018 (Acquired 04/13/2015,
Cost $1,200,000)* f	1,200,000	1,192,897	0.6%
Symetra Financial Corp.,
6.125%, 04/01/2016 (Acquired 04/23/2014
through 12/16/2015, Cost $2,042,062)*	2,020,000	2,040,818	1.1%
The Bank of Nova Scotia,
0.962%, 06/11/2018 f	1,500,000	1,496,230	0.8%
The Huntington National Bank,
1.350%, 08/02/2016	1,725,000	1,725,109	0.9%
The Toronto-Dominion Bank,
0.894%, 11/05/2019 f	1,200,000	1,192,918	0.6%
US Bancorp,
0.720%, 04/25/2019^	1,440,000	1,431,806	0.8%
Westpac Banking Corp.,
0.823%, 05/25/2018 f	1,500,000	1,490,511	0.8%
Other Finance#~		34,921,026	18.4%
Total Finance
(Cost $63,938,401)		63,754,734	33.4%
Utility
Other Utility#~		1,267,056	0.7%
Total Utility
(Cost $1,272,329)		1,267,056	0.7%
Industrials
Actavis Funding SCS,
1.757%, 03/12/2020 f	1,500,000	1,505,358	0.8%
Amgen, Inc.,
2.300%, 06/15/2016	1,500,000	1,508,631	0.8%
Baxalta, Inc.,
1.366%, 06/22/2018 (Acquired 06/18/2015,
Cost $1,500,000)*	1,500,000	1,495,320	0.8%
Canadian Natural Resources Ltd.,
0.978%, 03/30/2016 f	1,115,000	1,112,526	0.6%
Chevron Phillips Chemical Co. LLC,
1.079%, 05/01/2020 (Acquired 05/07/2015,
Cost $1,500,000)*	1,500,000	1,508,310	0.8%
Daimler Finance North America LLC,
1.044%, 08/03/2017 (Acquired 07/28/2015,
Cost $1,050,000)*	1,050,000	1,048,774	0.5%
Deutsche Telekom International Finance BV,
5.750%, 03/23/2016 f	1,300,000	1,312,011	0.7%

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Summary Schedule of Investments, December 31, 2015

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Express Scripts Holding Co.,
3.125%, 05/15/2016	$1,130,000	$1,137,540	0.6%
Ford Motor Credit Co. LLC,
4.207%, 04/15/2016	1,245,000	1,254,969	0.7%
Hyundai Capital Services, Inc.,
4.375%, 07/27/2016 (Acquired 05/28/2015
through 07/28/2015, Cost $1,424,471)* f	1,400,000	1,419,492	0.8%
Johnson Controls, Inc.,
2.600%, 12/01/2016	1,250,000	1,262,257	0.6%
Kinder Morgan Finance Co. LLC,
5.700%, 01/05/2016	1,453,000	1,453,000	0.8%
Lafarge SA,
6.500%, 07/15/2016 f	1,100,000	1,127,765	0.6%
Marathon Petroleum Corp.,
3.500%, 03/01/2016	1,750,000	1,754,931	0.9%
Masco Corp.,
6.125%, 10/03/2016	1,050,000	1,081,479	0.6%
Qualcomm, Inc.,
0.920%, 05/20/2020	1,500,000	1,469,057	0.8%
Thermo Fisher Scientific, Inc.,
2.250%, 08/15/2016	1,350,000	1,357,391	0.7%
TTX Co.,
6.050%, 06/15/2016 (Acquired 09/18/2015,
Cost $1,532,802)*	1,500,000	1,529,481	0.8%
Vale Overseas Ltd.,
6.250%, 01/11/2016 f	1,080,000	1,079,838	0.6%
Verizon Communications, Inc.,
2.252%, 09/14/2018	1,563,000	1,600,412	0.8%
Other Industrials#~		27,229,420	14.2%
Total Industrials
(Cost $54,938,909)		54,247,962	28.5%
Total Corporate Bonds
(Cost $120,149,639)		119,269,752	62.6%
Other Government Related Securities
Other Government Related Securities#~		3,062,906	1.6%
Total Other Government Related Securities
(Cost $3,086,210)		3,062,906	1.6%
Taxable Municipal Bonds
Other Taxable Municipal Bonds#		3,672,056	1.9%
Total Taxable Municipal Bonds
(Cost $3,669,796)		3,672,056	1.9%

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Summary Schedule of Investments, December 31, 2015

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Other U.S. Government Agency Issues#		$993,869	0.5%
Total U.S. Government Agency Issues
(Cost $982,019)		993,869	0.5%
Non-U.S. Government Agency Issues
Other Non-U.S. Government Agency Issues#		178,811	0.1%
Total Non-U.S. Government Agency Issues
(Cost $176,644)		178,811	0.1%
Asset Backed Securities
Capital Auto Receivables Asset Trust:
Series 2014-3, Class A2, 1.180%, 12/20/2017	$1,300,000	1,298,747	0.7%
Series 2014-1, Class A3, 1.320%, 06/20/2018	1,300,000	1,299,511	0.7%
Series 2013-1, Class A3, 0.790%, 06/20/2017	78,053	78,031	0.0%
Citibank Credit Card Issuance Trust,
Series 2013-A3, Class A3, 1.110%, 07/23/2018	1,700,000	1,701,017	0.9%
Dell Equipment Finance Trust,
Series 2015-1, Class A2, 1.010%, 07/24/2017
(Acquired 04/15/2015 through 09/22/2015,
Cost $1,799,805)*	1,800,000	1,796,593	0.9%
Golden Credit Card Trust,
Series 2013-1A, Class A, 0.581%, 02/15/2018
(Acquired 04/24/2015 through 05/05/2015,
Cost $1,719,057)* f	1,720,000	1,719,574	0.9%
Hyundai Auto Lease Securitization Trust,
Series 2015-A, Class A3, 1.420%, 09/17/2018
(Acquired 03/04/2015, Cost $1,199,756)*	1,200,000	1,198,614	0.6%
J.P. Morgan Mortgage Acquisition Trust:
0.532%-0.592%, 04/25/2036-5/25/2037	2,418,869	2,387,791	1.3%
Saxon Asset Securities Trust 2006-1,
Series 2006-1, Class A2C, 0.742%, 03/25/2036	1,144,688	1,122,012	0.6%
Springleaf Funding Trust,
Series 2014-AA, Class A, 2.410%, 12/15/2022
(Acquired 05/13/2015 through 07/28/2015,
Cost $1,219,180)*	1,215,000	1,211,549	0.6%
Other Asset Backed Securities#~		13,432,131	7.1%
Total Asset Backed Securities
(Cost $27,250,314)		27,245,570	14.3%
Total Long-Term Investments
(Cost $185,461,274)		184,484,950	96.8%

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Summary Schedule of Investments, December 31, 2015

Short-Term Investment

			% of
	Shares	Value	Net Assets
Money Market Mutual Fund
Dreyfus Cash Advantage Fund, 0.26%«	9,149,837	$9,149,837	4.8%
Total Short-Term Investment
(Cost $9,149,837)		9,149,837	4.8%
Total Investments
(Cost $194,611,111)		193,634,787	101.6%
Liabilities in Excess of Other Assets		(3,111,359)	(1.6)%
TOTAL NET ASSETS		$190,523,428	100.0%
Notes to Summary Schedule of Investments
*
Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid.  Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At December 31, 2015, the value of these securities total $19,376,918, which represents 10.17% of total net assets.

f	Foreign Security
«	7-Day Yield
#	Represents the aggregate value, by category, securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
~	Groupings contain, in aggregate, restricted securities totaling $19,424,659 representing 10.20% of net assets.
^
As of December 31, 2015, US Bancorp (the parent company of U.S. Bank, N.A.) is considered an “affiliated person” of an “affiilated person” of the Fund for purposes of the 1940 Act.  Please see Note 5 for additional information.

Summary of Fair Value Exposure at December 31, 2015

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Summary Schedule of Investments, December 31, 2015

Summary of Fair Value Exposure at December 31, 2015 (cont.)

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Security	$—	$30,061,986	$—	$30,061,986
Corporate Bonds	—	119,269,752	—	119,269,752
Other Government Related Securities	—	3,062,906	—	3,062,906
Taxable Municipal Bonds	—	3,672,056	—	3,672,056
Residential Mortgage-Backed Securities –
U.S. Government Agency Issues	—	993,869	—	993,869
Residential Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	178,811	—	178,811
Asset Backed Securities	—	27,245,570	—	27,245,570
Total Long-Term Investments	—	184,484,950	—	184,484,950
Short-Term Investment
Money Market Mutual Fund	9,149,837	—	—	9,149,837
Total Short-Term Investment	9,149,837	—	—	9,149,837
Total Investments	$9,149,837	$184,484,950	$—	$193,634,787

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report.

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
December 31, 2015

The Baird Short-Term Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Barclays 1-3 Year U.S. Government/Credit Bond Index. The Barclays 1-3 Year U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed rate debt issues, including government and credit securities, with maturities between one and three years.

The Fund generated attractive absolute and relative returns versus its benchmark in 2015. Our long-term commitment to duration neutrality once again proved to be a prudent strategy as the bond market experienced heightened volatility during the year.  The primary factors contributing to the Fund’s relative outperformance in 2015 are described below.

•
Credit positioning overall was a positive for the year.  Drivers include the Fund’s overweight to investment grade credit and Financials in particular, which was the best performing sector in credit.  This was partially offset by positioning in commodity sensitive sectors including Energy and Metals & Mining due to the significant spread widening that occurred in these industry sectors in reaction to the sharp drop in energy and other commodity prices.

•
Exposure to select, non-Agency residential mortgage-backed securities (RMBS) was a positive for the year resulting from strong continued supply/demand technicals and ongoing broad improvements in the housing market.

•
Exposure to consumer asset-backed securities (such as, automobile, credit card and equipment receivables) was a modest positive contributor to annual performance resulting from continued strength in U.S. consumer fundamentals.

•	The Fund benefited from its yield curve positioning during the year as the yield curve flattened.

The start of any new year is always filled with excitement and uncertainty and 2016 certainly qualifies on both of those accounts.  We will be tracking the economic data and Fed guidance with the same diligence as always, knowing there will be both challenges and opportunities as the Fed’s policy rate normalization process unfolds.  Global market influences are likely to add to market volatility, as may the political environment in the U.S. leading up to the November elections.  As a reminder, we have only purchased investment grade, U.S. dollar denominated securities in the cash bond market (no derivatives).  The Fund remains duration neutral to its benchmark and we believe it is well positioned to add value relative to its benchmark.

Baird Short-Term Bond Fund
December 31, 2015 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)
	Net Assets	$3,016,609,155

	SEC 30-Day
	Yield(3)
	Institutional Class	1.84%
	Investor Class	1.59%

	Average
	Effective
	Duration	1.88 years

	Average
	Effective
	Maturity	1.91 years

	Annualized
	Expense
	Ratio
Sector Weightings(1)	Institutional Class	0.30%
	Investor Class	0.55%	(4)

	Portfolio
	Turnover Rate	37.8%

	Number of
	Holdings	550

(1)	Percentages shown are based on the Fund’s total investments (less investments purchased with cash proceeds from securities lending).
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO).  NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2015.
(4)	Includes 0.25% 12b-1 fee.

Baird Short-Term Bond Fund
December 31, 2015 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (8/31/04), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (9/19/12), assuming reinvestment of all distributions.

Baird Short-Term Bond Fund
December 31, 2015 (Unaudited)

Total Returns

		Average Annual
				Since	Since
	One	Five	Ten	Inception	Inception
For the Periods Ended December 31, 2015	Year	Years	Years	(8/31/04)	(9/19/12)
Institutional Class Shares	0.89%	1.98%	3.11%	2.91%	N/A
Investor Class Shares	0.64%	N/A	N/A	N/A	1.12%
Barclays 1-3 Year U.S.
Government/Credit Bond Index(1)	0.65%	0.98%	2.74%	2.58%	0.70%

(1)
The Barclays 1-3 Year U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and corporate securities, with maturities between one and three years.  This index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The line graph on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares.  Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest in U.S. dollar denominated foreign securities which involve additional risks such as political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund may also invest in mortgage- and asset-backed securities, which include interest rate and prepayment risks more pronounced than those of other fixed income securities.

Past performance does not guarantee future results.  Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Short-Term Bond Fund
Summary Schedule of Investments, December 31, 2015

This schedule summarizes the Fund’s holdings by asset type. Details are reported for each of the Fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the Fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The Fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter end. For the second and fourth fiscal quarters, the complete listing of the Fund’s holdings is available electronically in the Fund’s Form N-CSR at http://www.bairdfunds.com/prospectuses-reports and on the Securities and Exchange Commission’s website (www.sec.gov) or you can have it mailed to you without charge by calling 1-866-44BAIRD. For the first and third fiscal quarters, the Fund files the lists with the SEC on Form N-Q. Shareholders can look up the Fund’s Forms N-CSR and N-Q on the SEC’s website (www.sec.gov).

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
U.S. Treasury Security
U.S. Treasury Bond,
1.250%, 04/30/2019@	$435,125,000	$432,354,559	14.3%
Total U.S. Treasury Security
(Cost $434,003,661)		432,354,559	14.3%
Corporate Bonds
Finance
ABN AMRO Bank NV,
1.123%, 10/28/2016 (Acquired 10/23/2013
through 05/19/2014, Cost $11,053,879)* f	11,050,000	11,080,940	0.4%
Citizens Bank, National Association,
1.600%, 12/04/2017	14,300,000	14,166,695	0.5%
CNA Financial Corp.,
7.350%, 11/15/2019	10,200,000	11,743,535	0.4%
Commonwealth Bank of Australia/New York NY,
1.750%, 11/02/2018 f	15,000,000	14,891,175	0.5%
Compass Bank,
1.850%, 09/29/2017	10,505,000	10,415,193	0.4%
GE Capital International Funding Co.,
0.964%, 04/15/2016 (Acquired 01/08/2013
through 11/13/2014, Cost $11,554,535)* f	11,700,000	11,705,277	0.4%
LeasePlan Corp. NV,
2.500%, 05/16/2018 (Acquired 05/07/2013
through 10/20/2014, Cost $14,718,403)* f	14,785,000	14,561,347	0.5%
Macquarie Bank Ltd.,
2.000%, 08/15/2016 (Acquired 08/07/2013
through 04/29/2015, Cost $10,155,606)* f	10,150,000	10,188,621	0.3%
Nomura Holdings, Inc.,
2.000%, 09/13/2016 f	10,205,000	10,246,024	0.4%
Orange Cogen Funding Corp.,
8.175%, 03/15/2022 (Acquired 02/10/2015
through 09/16/2015, Cost $12,135,987)*	10,370,040	12,030,263	0.4%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Summary Schedule of Investments, December 31, 2015

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Synchrony Financial,
3.000%, 08/15/2019@	$13,350,000	$13,331,470	0.4%
Voya Financial, Inc.,
2.900%, 02/15/2018	14,708,000	14,866,993	0.5%
Other Finance#~		690,374,629	22.8%
Total Finance
(Cost $841,254,796)		839,602,162	27.9%
Utility
Other Utility#		63,943,657	2.1%
Total Utility
(Cost $64,095,002)		63,943,657	2.1%
Industrials
Amgen, Inc.,
5.700%, 02/01/2019@	10,000,000	11,024,830	0.4%
Boardwalk Pipelines LP,
5.500%, 02/01/2017	13,384,000	13,561,097	0.5%
CF Industries, Inc.,
6.875%, 05/01/2018	11,182,000	12,115,932	0.4%
Dollar General Corp.,
4.125%, 07/15/2017	17,321,000	17,786,710	0.6%
Marathon Petroleum Corp.,
2.700%, 12/14/2018	14,100,000	13,942,686	0.4%
Pentair Finance SA,
2.900%, 09/15/2018 f	13,075,000	13,016,476	0.5%
Petrofac Ltd.,
3.400%, 10/10/2018 (Acquired 10/03/2013
through 09/25/2015, Cost $12,207,947)* f	12,050,000	11,445,283	0.4%
PetroLogistics LP / PetroLogistics Finance Corp.,
6.250%, 04/01/2020	11,755,000	12,283,975	0.4%
Pfizer, Inc.,
6.050%, 03/30/2017	9,654,000	10,234,032	0.3%
Pioneer Natural Resources Co.,
5.875%, 07/15/2016	10,133,000	10,291,359	0.3%
Teck Resources Ltd.,
3.850%, 08/15/2017 f	12,236,000	10,278,240	0.3%
The Dow Chemical Co.,
8.550%, 05/15/2019	11,427,000	13,468,422	0.4%
Thermo Fisher Scientific, Inc.,
1.850%, 01/15/2018	12,000,000	11,961,504	0.4%
TSMC Global Ltd.,
1.625%, 04/03/2018 (Acquired 08/05/2014
through 11/03/2015, Cost $13,287,312)* f	13,419,000	13,152,297	0.4%
Vale Overseas Ltd.,
6.250%, 01/23/2017@ f	15,250,000	15,221,025	0.5%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Summary Schedule of Investments, December 31, 2015

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Valero Energy Corp.,
9.375%, 03/15/2019	$10,349,000	$12,226,619	0.4%
Verizon Communications, Inc.,
3.650%, 09/14/2018	14,000,000	14,639,674	0.5%
Viacom, Inc.,
2.500%, 09/01/2018	11,005,000	10,977,509	0.4%
Other Industrials#~		726,025,833	24.1%
Total Industrials
(Cost $969,355,895)		953,653,503	31.6%
Total Corporate Bonds
(Cost $1,874,705,693)		1,857,199,322	61.6%
Other Government Related Securities
Other Government Related Securities#~		76,758,290	2.5%
Total Other Government Related Securities
(Cost $77,420,373)		76,758,290	2.5%
Taxable Municipal Bonds
New Hampshire Housing Finance Authority,
4.000%, 07/01/2036 (Callable 07/10/2024)	11,855,000	12,175,559	0.4%
Other Taxable Municipal Bonds#		68,639,706	2.3%
Total Taxable Municipal Bonds
(Cost $81,492,243)		80,815,265	2.7%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Other U.S. Government Agency Issues#		127,790	0.0%
Total U.S. Government Agency Issues
(Cost $123,793)		127,790	0.0%
Non-U.S. Government Agency Issues
Thornburg Mortgage Securities Trust,
Series 2003-5, Class 3A, 2.363%, 10/25/2043	12,206,014	12,287,458	0.4%
Other Non-U.S. Government Agency Issues#		40,495,651	1.4%
Total Non-U.S. Government Agency Issues
(Cost $52,932,626)		52,783,109	1.8%
Asset Backed Securities
Accredited Mortgage Loan Trust,
Series 2006-2, Class A3, 0.572%, 09/25/2036	12,472,133	12,327,658	0.4%
Argent Securities Inc Asset-Backed
Pass-Through Certificates,
Series 2005-W3, Class A2D, 0.762%, 11/25/2035	11,663,061	11,314,881	0.4%
California Republic Auto Receivables Trust,
Series 2015-3, Class A3, 1.620%, 11/15/2019	17,500,000	17,362,942	0.6%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Summary Schedule of Investments, December 31, 2015

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Capital Auto Receivables Asset Trust:
Series 2014-3, Class A2, 1.180%, 12/20/2017	$25,685,000	$25,660,232	0.9%
Series 2014-2, Class A2, 0.910%, 04/20/2017	6,377,200	6,373,293	0.2%
Chase Issuance Trust:
Series 2014-A1, Class A1, 1.150%, 01/15/2019	23,435,000	23,416,880	0.8%
Series 2015-A5, Class A5, 1.360%, 04/15/2020	13,300,000	13,223,936	0.4%
Dell Equipment Finance Trust,
Series 2015-1, Class A2, 1.010%, 07/24/2017
(Acquired 04/15/2015 through 09/22/2015,
Cost $29,923,274)*	29,925,000	29,868,364	1.0%
Ford Credit Auto Owner Trust,
Series 2014-1, Class A, 2.260%, 11/15/2025
(Acquired 05/06/2014 through 11/18/2014,
Cost $17,945,278)*	17,894,000	18,038,346	0.6%
GMF Floorplan Owner Revolving Trust,
Series 2015-1, Class A1, 1.650%, 05/15/2020
(Acquired 05/13/2015, Cost $14,699,441)*	14,700,000	14,543,843	0.5%
GSAA Trust,
Series 2005-8, Class A4, 0.692%, 06/25/2035	16,943,274	16,462,895	0.5%
Kubota Credit Owner Trust,
Series 2015-1A, Class A3, 1.540%, 03/15/2019
(Acquired 01/22/2015, Cost $17,572,547)*	17,575,000	17,462,601	0.6%
RASC Series Trust,
Series 2005-AHL2, Class A3, 0.772%, 10/25/2035	10,398,345	10,250,094	0.3%
Structured Asset Investment Loan Trust,
Series 2004-9, Class A5, 1.422%, 10/25/2034	13,063,014	12,982,397	0.4%
Synchrony Credit Card Master Note Trust,
Series 2014-1, Class A, 1.610%, 11/15/2020	11,700,000	11,662,616	0.4%
Other Asset Backed Securities#~		177,719,530	5.9%
Total Asset Backed Securities
(Cost $419,191,700)		418,670,508	13.9%
Commercial Mortgage-Backed Securities
DBUBS Mortgage Trust,
Series 2011-LC3A, Class A2, 3.642%, 08/10/2044	14,389,396	14,444,486	0.5%
J.P. Morgan Chase Commercial Mortgage Securities Trust,
Series 2012-C8, Class ASB, 2.379%, 10/15/2045	16,100,000	15,937,210	0.5%
Other Commercial Mortgage Backed Securities#		15,956,072	0.5%
Total Commercial Mortgage Backed Securities
(Cost $47,896,026)		46,337,768	1.5%
Total Long-Term Investments
(Cost $2,987,766,115)		2,965,046,611	98.3%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Summary Schedule of Investments, December 31, 2015

Short-Term Investments

			% of
	Shares	Value	Net Assets
Money Market Mutual Funds
Dreyfus Cash Advantage Fund, 0.26%«	4,841,562	$4,841,562	0.1%
Short-Term Investments Trust –
Liquid Assets Portfolio, 0.29%«	59,589,773	59,589,773	2.0%
Total Short-Term Investments
(Cost $64,431,335)		64,431,335	2.1%
Investment Purchased with Cash
Proceeds from Securities Lending
Investment Company
Mount Vernon Securities Lending
Trust Prime Portfolio, 0.49%«	47,134,707	47,134,707	1.6%
Total Investment Company
(Cost $47,134,707)		47,134,707	1.6%
Total Investment Purchased with
Cash Proceeds from Securities Lending
(Cost $47,134,707)	47,134,707	47,134,707	1.6%
Total Investments
(Cost $3,099,332,157)		3,076,612,653	102.0%
Liabilities in Excess of Other Assets		(60,003,498)	(2.0)%
TOTAL NET ASSETS		$3,016,609,155	100.0%
Notes to Summary Schedule of Investments
#	Represents the aggregate value, by category, securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
*
Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid.  Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At December 31, 2015, the value of these securities total $164,077,182, which represents 5.44% of total net assets.

@	This security or portion of this security is out on loan at December 31, 2015.
f	Foreign Security
«	7-Day Yield
~	Groupings contain, in aggregate, restricted securities totaling $476,971,328 representing 15.81% of net assets.

Summary of Fair Value Exposure at December 31, 2015

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Summary Schedule of Investments, December 31, 2015

Summary of Fair Value Exposure at December 31, 2015 (cont.)

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Security	$—	$432,354,559	$—	$432,354,559
Corporate Bonds	—	1,857,199,322	—	1,857,199,322
Other Government Related Securities	—	76,758,290	—	76,758,290
Taxable Municipal Bonds	—	80,815,265	—	80,815,265
Residential Mortgage-Backed Securities –
U.S. Government Agency Issues	—	127,790	—	127,790
Residential Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	52,783,109	—	52,783,109
Asset Backed Securities	—	418,670,508	—	418,670,508
Commercial Mortgage-Backed Securities	—	46,337,768	—	46,337,768
Total Long-Term Investments	—	2,965,046,611	—	2,965,046,611
Short-Term Investments
Money Market Mutual Funds	64,431,335	—	—	64,431,335
Total Short-Term Investments	64,431,335	—	—	64,431,335
Investment Purchased with Cash
Proceeds from Securities Lending
Investment Company	47,134,707	—	—	47,134,707
Total Investment Purchased
with Cash Proceeds from
Securities Lending	47,134,707	—	—	47,134,707
Total Investments	$111,566,042	$2,965,046,611	$—	$3,076,612,653

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report.  See the Fund’s valuation policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
December 31, 2015

The Baird Intermediate Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Barclays Intermediate U.S. Government/Credit Bond Index. The Barclays Intermediate U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and credit securities, with maturities between one and ten years.

The Fund generated positive absolute returns but modestly lagged its benchmark in 2015. Our long-term commitment to duration neutrality once again proved to be a prudent strategy as the bond market experienced heightened volatility during the year.  The primary factors contributing to the Fund’s relative performance in 2015 are described below.

•
Overall positioning in credit detracted from performance primarily due to the overweight to investment grade credit as spreads widened.  Also detracting from performance was the positioning in commodity sensitive sectors including Energy and Metals & Mining due to the significant spread widening that occurred in these industry sectors in reaction to the sharp drop in energy and other commodity prices.  Partially offsetting this was the positive contribution provided from an overweight to Financials, the best performing credit sector in the year.  Positioning of the Fund’s credit exposure generally shorter than the exposure in the benchmark also proved beneficial.

•
Exposure to select, non-Agency residential mortgage-backed securities (RMBS) was a positive contributor to annual performance. The sector outperformed on continued favorable supply/demand technicals and ongoing broad fundamental improvement in the housing market.

•
Exposure to commercial mortgage-backed securities (CMBS) was a modest detractor for the year as spreads widened. This was mitigated by the Fund’s high quality bias in this sector (including Agency CMBS and non-Agency super senior AAA rated tranches with 30% loss protection).

•	The Fund benefited from its yield curve positioning during the year as the yield curve flattened.

The start of any new year is always filled with excitement and uncertainty and 2016 certainly qualifies on both of those accounts.  We will be tracking the economic data and Fed guidance with the same diligence as always, knowing there will be both challenges and opportunities as the Fed’s policy rate normalization process unfolds.  Global market influences are likely to add to market volatility, as may the political environment in the U.S. leading up to the November elections.  As a reminder, we have only purchased investment grade, U.S. dollar denominated securities in the cash bond market (no derivatives).  The Fund remains duration neutral to its benchmark and we believe it is well positioned to add value relative to its benchmark.

Baird Intermediate Bond Fund
December 31, 2015 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)

	Net Assets	$1,890,327,767

	SEC 30-Day
	Yield(3)
	Institutional Class	2.21%
	Investor Class	1.96%

	Average
	Effective
	Duration	3.97 years

	Average
	Effective
	Maturity	4.41 years

	Annualized
	Expense
Sector Weightings(1)	Ratio
	Institutional Class	0.30%
	Investor Class	0.55%	(4)

	Portfolio
	Turnover Rate	39.0%

	Number of
	Holdings	457

(1)	Percentages shown are based on the Fund’s total investments (less investments purchased with cash proceeds from securities lending).
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO).  NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2015.
(4)	Includes 0.25% 12b-1 fee.

Baird Intermediate Bond Fund
December 31, 2015 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (9/29/00), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (9/29/00), assuming reinvestment of all distributions.

Baird Intermediate Bond Fund
December 31, 2015 (Unaudited)

Total Returns

		Average Annual
	One	Five	Ten	Since
For the Periods Ended December 31, 2015	Year	Years	Years	Inception(1)
Institutional Class Shares	0.99%	3.36%	4.57%	5.15%
Investor Class Shares	0.79%	3.11%	4.29%	4.89%
Barclays Intermediate
U.S. Government/Credit Bond Index(2)	1.07%	2.58%	4.04%	4.70%

(1)	For the period from September 29, 2000 (inception date) through December 31, 2015.
(2)
The Barclays Intermediate U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and corporate securities, with maturities between one and ten years.  This index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The line graph on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest in U.S. dollar denominated foreign securities which involve additional risks such as political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund may also invest in mortgage- and asset-backed securities, which include interest rate and prepayment risks more pronounced than those of other fixed income securities.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Intermediate Bond Fund
Summary Schedule of Investments, December 31, 2015

This schedule summarizes the Fund’s holdings by asset type. Details are reported for each of the Fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the Fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The Fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter end. For the second and fourth fiscal quarters, the complete listing of the Fund’s holdings is available electronically in the Fund’s Form N-CSR at http://www.bairdfunds.com/prospectuses-reports and on the Securities and Exchange Commission’s website (www.sec.gov) or you can have it mailed to you without charge by calling 1-866-44BAIRD. For the first and third fiscal quarters, the Fund files the lists with the SEC on Form N-Q. Shareholders can look up the Fund’s Forms N-CSR and N-Q on the SEC’s website (www.sec.gov).

Long-Term Investments
	Principal		% of
	Amount	Value	Net Assets
U.S. Treasury Securities
U.S. Treasury Bonds:
2.625%, 08/15/2020	$281,075,000	$91,977,618	15.5%
1.750%, 03/31/2022	114,950,000	113,180,805	6.0%
2.500%, 05/15/2024	185,500,000	189,550,578	10.0%
Total U.S. Treasury Securities
(Cost $596,051,693)		594,709,001	31.5%
Corporate Bonds
Finance
Caisse Centrale Desjardins,
0.989%, 01/29/2018 (Acquired 01/26/2015,
Cost $8,000,000)* f	8,000,000	7,984,360	0.4%
Citizens Bank, National Association,
2.450%, 12/04/2019	8,000,000	7,870,088	0.4%
Credit Suisse Group Funding Guernsey Ltd.,
2.750%, 03/26/2020 (Acquired 03/23/2015,
Cost $6,246,812)* f	6,250,000	6,190,756	0.3%
GE Capital International Funding Co.,
2.342%, 11/15/2020 (Acquired 02/11/2010
through 12/24/2014, Cost $6,154,361)* f	6,730,000	6,673,872	0.4%
J.P. Morgan Chase & Co.,
2.250%, 01/23/2020	7,875,000	7,747,275	0.4%
Keybank National Association,
0.934%, 06/01/2018	8,000,000	7,980,816	0.4%
Skandinaviska Enskilda Banken AB,
2.450%, 05/27/2020 (Acquired 05/19/2015,
Cost $8,486,910)*@ f	8,500,000	8,443,382	0.4%
Standard Chartered PLC,
0.955%, 04/17/2018 (Acquired 04/13/2015,
Cost $8,500,000)* f	8,500,000	8,449,689	0.5%
UBS AG,
2.950%, 09/24/2020 (Acquired 09/21/2015,
Cost $6,214,355)*@ f	6,225,000	6,166,890	0.3%
WEA Finance LLC / Westfield UK & Europe Finance PLC,
3.250%, 10/05/2020 (Acquired 09/28/2015,
Cost $7,474,275)*	7,500,000	7,528,703	0.4%

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Summary Schedule of Investments, December 31, 2015

Long-Term Investments (cont.)
	Principal		% of
	Amount	Value	Net Assets
Wells Fargo & Co.,
Series N, 2.150%, 01/30/2020	$7,000,000	$6,938,673	0.4%
Other Finance#~		353,387,174	18.7%
Total Finance
(Cost $432,220,299)		435,361,678	23.0%
Utility
Other Utility#~		23,342,954	1.2%
Total Utility
(Cost $23,018,687)		23,342,954	1.2%
Industrials
Charter Communications, Inc.,
4.464%, 07/23/2022 (Acquired 07/09/2015,
Cost $7,150,000)*	7,150,000	7,125,046	0.4%
Hutchison Whampoa International (09) Ltd.,
7.625%, 04/09/2019 (Acquired 10/16/2009
through 04/16/2014, Cost $5,973,598)* f	5,400,000	6,241,520	0.3%
Hyundai Capital Services, Inc.,
3.500%, 09/13/2017 (Acquired 08/04/2014
through 09/30/2014, Cost $6,322,811)* f	6,150,000	6,264,138	0.3%
Petrofac Ltd.,
3.400%, 10/10/2018 (Acquired 10/03/2013
through 09/19/2014, Cost $6,935,833)* f	6,880,000	6,534,734	0.3%
Sysco Corp.,
2.600%, 10/01/2020	7,600,000	7,612,023	0.4%
The Mosaic Co.,
4.250%, 11/15/2023@	8,606,000	8,523,598	0.5%
Valero Energy Corp.,
9.375%, 03/15/2019	5,898,000	6,968,074	0.4%
Verizon Communications, Inc.,
5.150%, 09/15/2023	6,100,000	6,705,889	0.4%
Other Industrials#~		307,199,982	16.2%
Total Industrials
(Cost $373,225,067)		363,175,004	19.2%
Total Corporate Bonds
(Cost $828,464,053)		821,879,636	43.4%
Other Government Related Securities
Electricite de France SA,
2.350%, 10/13/2020 (Acquired 10/07/2015,
Cost $8,800,006)* f	8,875,000	8,736,994	0.5%
Other Government Related Securities#~		40,680,756	2.1%
Total Other Government Related Securities
(Cost $49,322,849)		49,417,750	2.6%

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Summary Schedule of Investments, December 31, 2015

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Taxable Municipal Bonds
City of Bristol VA,
3.668%, 10/01/2022 (Callable 10/01/2020)	$7,500,000	$7,551,300	0.4%
Other Taxable Municipal Bonds#		34,167,129	1.8%
Total Taxable Municipal Bonds
(Cost $42,454,247)		41,718,429	2.2%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Federal Home Loan Mortgage Corp. (FHLMC),
1.375%, 05/01/2020@	10,000,000	9,845,710	0.5%
Other U.S. Government Agency Issues#		833,984	0.1%
Total U.S. Government Agency Issues
(Cost $10,377,632)		10,679,694	0.6%
Non-U.S. Government Agency Issues
MortgageIT Trust,
Series 2005-3, Class A1, 0.722%, 08/25/2035	10,128,796	9,375,861	0.5%
Thornburg Mortgage Securities Trust,
Series 2003-5, Class 3A, 2.363%, 10/25/2043	7,323,608	7,372,475	0.4%
Wells Fargo Mortgage Backed Securities,
Series 2005-AR10, Class 2A17, 2.738%, 06/25/2035	7,985,622	8,121,288	0.4%
Other Non-U.S. Government Agency Issues#		27,165,499	1.4%
Total Non-U.S. Government Agency Issues
(Cost $51,862,555)		52,035,123	2.7%
Asset Backed Securities
Capital Auto Receivables Asset Trust:
Series 2014-2, Class A2, 0.910%, 04/20/2017	3,042,456	3,040,592	0.2%
Series 2015-2, Class A2, 1.390%, 09/20/2018	10,125,000	10,081,162	0.5%
Series 2015-3, Class A2, 1.720%, 01/22/2019	6,875,000	6,860,904	0.4%
Dell Equipment Finance Trust,
Series 2015-1, Class A2, 1.010%, 07/24/2017
(Acquired 04/15/2015, Cost $17,999,352)*	18,000,000	17,965,933	1.0%
Ford Credit Auto Owner Trust:
Series 2014-1, Class A, 2.260%, 11/15/2025
(Acquired 10/07/2014 through 10/09/2014,
Cost $10,902,702)*	10,859,000	10,946,596	0.6%
Series 2014-2, Class A, 2.310%, 04/15/2026
(Acquired 10/07/2014, Cost $11,745,689)*	11,750,000	11,730,709	0.6%
Home Equity Asset Trust,
Series 2006-8, Class 2A2, 0.532%, 03/25/2037	9,915,279	9,836,640	0.5%
Kubota Credit Owner Trust,
Series 2015-1A, Class A3, 1.540%, 03/15/2019
(Acquired 01/22/2015, Cost $10,048,597)*	10,050,000	9,985,726	0.5%
Specialty Underwriting & Residential Finance Trust,
Series 2006-BC1, Class A2D, 0.722%, 12/25/2036	7,617,879	7,395,540	0.4%

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Summary Schedule of Investments, December 31, 2015

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Springleaf Funding Trust,
Series 2014-AA, Class A, 2.410%, 12/15/2022
(Acquired 10/26/2015, Cost $10,646,307)*	$10,640,000	$10,609,777	0.6%
Synchrony Credit Card Master Note Trust,
Series 2012-2, Class A, 2.220%, 01/15/2022	8,250,000	8,272,105	0.4%
TCF Auto Receivables Owner Trust,
Series 2014-1A, Class A4, 1.560%, 01/15/2020
(Acquired 05/29/2015 through 06/12/2015,
Cost $15,609,612)*	15,575,000	15,492,144	0.8%
Other Asset Backed Securities#~		53,301,656	2.8%
Total Asset Backed Securities
(Cost $175,641,937)		175,519,484	9.3%
Commercial Mortgage-Backed Securities
DBUBS Mortgage Trust,
Series 2011-LC3A, Class A2, 3.642%, 08/10/2044	7,206,397	7,233,986	0.4%
FHLMC Multifamily Structured Pass Through Certificates:
Series K708, Class A2, 2.130%, 01/25/2019	8,300,000	8,369,946	0.4%
Series K003, Class A4, 5.053%, 01/25/2019	9,000,000	9,796,344	0.5%
Series K004, Class A2, 4.186%, 08/25/2019	5,875,000	6,305,216	0.3%
1.052%-4.317%, 02/25/2018-07/25/2020	13,889,835	14,576,926	0.8%
J.P. Morgan Chase Commercial Mortgage Securities Trust,
Series 2012-C8, Class ASB, 2.379%, 10/15/2045	8,004,000	7,923,070	0.4%
Wells Fargo Commercial Mortgage Trust:
Series 2014-LC18, Class ASB, 3.244%, 12/15/2047	16,400,000	16,493,967	0.9%
Series 2015-P2, Class ASB, 3.656%, 12/15/2048	10,400,000	10,671,350	0.6%
WFRBS Commercial Mortgage Trust:
Series 2012-C6, Class A4, 3.440%, 04/15/2045	8,000,000	8,216,164	0.4%
Series 2014-C24, Class ASB, 3.324%, 11/15/2047	8,275,000	8,376,581	0.5%
Other Commercial Mortgage Backed Securities#		9,013,483	0.5%
Total Commercial Mortgage Backed Securities
(Cost $107,398,188)		106,977,033	5.7%
Total Long-Term Investments
(Cost $1,861,573,154)		1,852,936,150	98.0%
Short-Term Investments
	Shares
Money Market Mutual Funds
Dreyfus Cash Advantage Fund, 0.26%«	18,669,841	18,669,841	1.0%
Short-Term Investments Trust –
Liquid Assets Portfolio, 0.29%«	37,000,000	37,000,000	2.0%
Total Short-Term Investments
(Cost $55,669,841)		55,669,841	3.0%
The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Summary Schedule of Investments, December 31, 2015

Investments Purchased with Cash
Proceeds from Securities Lending
			% of
	Shares	Value	Net Assets
Investment Company
Mount Vernon Securities Lending
Trust Prime Portfolio, 0.49%«	47,247,814	$47,247,814	2.5%
Total Investment Company
(Cost $47,247,814)		47,247,814	2.5%
Total Investment Purchased With
Cash Proceeds From Securities Lending
(Cost $47,247,814)		47,247,814	2.5%
Total Investments
(Cost $1,964,490,809)		1,955,853,805	103.5%
Liabilities in Excess of Other Assets		(65,526,038)	(3.5)%
TOTAL NET ASSETS		$1,890,327,767	100.0%
Notes to Summary Schedule of Investments
*
Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid.  Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At December 31, 2015, the value of these securities total $163,070,969, which represents 8.63% of total net assets.

@	This security or portion of this security is out on loan at December 31, 2015.
f	Foreign Security
#	Represents the aggregate value, by category, securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
~	Groupings contain, in aggregate, restricted securities totaling $216,921,081 representing 11.47% of net assets.
«	7-Day Yield

Summary of Fair Value Exposure at December 31, 2015

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Summary Schedule of Investments, December 31, 201

Summary of Fair Value Exposure at December 31, 2015 (cont.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$—	$594,709,001	$—	$594,709,001
Corporate Bonds	—	821,861,963	17,673	821,879,636
Other Government Related Securities	—	59,567,628	—	59,567,628
Taxable Municipal Bonds	—	41,718,429	—	41,718,429
Residential Mortgage-Backed Securities –
U.S. Government Agency Issues	—	529,816	—	529,816
Residential Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	52,035,123	—	52,035,123
Asset Backed Securities	—	175,519,484	—	175,519,484
Commercial Mortgage-Backed Securities	—	106,977,033	—	106,977,033
Total Long-Term Investments	—	1,852,918,477	17,673	1,852,936,150
Short-Term Investments
Money Market Mutual Funds	55,669,841	—	—	55,669,841
Total Short-Term Investments	55,669,841	—	—	55,669,841
Investment Purchased with Cash
Proceeds from Securities Lending
Investment Company	47,247,814	—	—	47,247,814
Total Investment Purchased with
Cash Proceeds from Securities Lending	47,247,814	—	—	47,247,814
Total Investments	$102,917,655	$1,852,918,477	$17,673	$1,955,853,805

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report.  One security is being priced by the Valuation Committee using Level 3 inputs instead of the Fund’s pricing vendor in accordance with the Fund’s policies and procedures.  See the Fund’s valuation policy in Note 2a to the financial statements.

Level 3 Reconciliation Disclosure
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2014	$20,511
Accrued discounts/premiums	—
Realized gain (loss)	(2,058)
Change in unrealized appreciation (depreciation)	9,006
Purchases	—
Sales	(9,786)
Transfers in and/or out of Level 3*	—
Balance as of December 31, 2015	$17,673

*  Transfers between levels are recognized at the end of the reporting period.

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
December 31, 2015

The Baird Aggregate Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Barclays U.S. Aggregate Bond Index. The Barclays U.S. Aggregate Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, credit, asset-backed (ABS), mortgage-backed (MBS) and commercial mortgage-backed (CMBS) securities with maturities of at least one year.

The Fund generated positive absolute returns and tracked its benchmark in 2015. Our long-term commitment to duration neutrality once again proved to be a prudent strategy as the bond market experienced heightened volatility during the year.  The primary factors contributing to the Fund’s relative performance in 2015 are described below.

•
The Fund benefited from an overweight to Financials, the best performing credit sector for the year.  Positioning of the Fund’s credit exposure generally shorter than the exposure in the benchmark also proved beneficial. Partially offsetting this was the Fund’s overweight to investment grade credit as spreads widened.  Also detracting from performance was the positioning in commodity sensitive sectors including Energy and Metals & Mining due to the significant spread widening that occurred in these industry sectors in reaction to the sharp drop in energy and other commodity prices.

•
Exposure to select, non-Agency residential mortgage-backed securities (RMBS) was a positive contributor to performance.  The sector outperformed on continued favorable supply/demand technicals and ongoing broad fundamental improvement in the housing market.

•	An underweight to Government Agency MBS was a modest positive contributor as the sector underperformed equal duration U.S. Treasuries.
•
The Fund’s overweight to CMBS was a modest detractor for the year as spreads widened. This was mitigated by the Fund’s high quality bias in this sector (such as super senior AAA rated tranches with 30% loss protection).

•	The Fund benefited from its yield curve positioning during the year as the yield curve flattened.

The start of any new year is always filled with excitement and uncertainty, and 2016 certainly qualifies on both of those accounts.  We will be tracking the economic data and Fed guidance with the same diligence as always, knowing there will be both challenges and opportunities as the Fed’s policy rate normalization process unfolds.  Global market influences are likely to add to market volatility, as may the political environment in the U.S. leading up to the November elections.  As a reminder, we have only purchased investment grade, U.S. dollar denominated securities in the cash bond market (no derivatives).  The Fund remains duration neutral to its benchmark and we believe it is well positioned to add value relative to its benchmark.

Baird Aggregate Bond Fund
December 31, 2015 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)

	Net Assets	$6,748,062,820

	SEC 30-Day
	Yield(3)
	Institutional Class	2.67%
	Investor Class	2.42%

	Average
	Effective
	Duration	5.68 years

	Average
	Effective
	Maturity	7.36 years

	Annualized
	Expense
Sector Weightings(1)	Ratio
	Institutional Class	0.30%
	Investor Class	0.55%	(4)

	Portfolio
	Turnover Rate	39.6%

	Number of
	Holdings	799

(1)	Percentages shown are based on the Fund’s total investments (less investments purchased with cash proceeds from securities lending).
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO).  NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2015.
(4)	Includes 0.25% 12b-1 fee.

Baird Aggregate Bond Fund
December 31, 2015 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (9/29/00), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (9/29/00), assuming reinvestment of all distributions.

Baird Aggregate Bond Fund
December 31, 2015 (Unaudited)

Total Returns

		Average Annual
	One	Five	Ten	Since
For the Periods Ended December 31, 2015	Year	Years	Years	Inception(1)
Institutional Class Shares	0.55%	4.32%	4.84%	5.65%
Investor Class Shares	0.21%	4.04%	4.58%	5.40%
Barclays U.S. Aggregate Bond Index(2)	0.55%	3.25%	4.51%	5.16%

(1)	For the period from September 29, 2000 (inception date) through December 31, 2015.
(2)
The Barclays U.S. Aggregate Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities,  with maturities of at least one year.  This index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The line graph on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund maintains securities with longer maturities in order to provide a greater potential for return. Generally, the longer a bond’s maturity, the greater the interest rate risk. The Fund may also invest in U.S. dollar denominated foreign securities which involve additional risks such as political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund may also invest in mortgage- and asset-backed securities, which include interest rate and prepayment risks more pronounced than those of other fixed income securities.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Aggregate Bond Fund
Summary Schedule of Investments, December 31, 2015

This schedule summarizes the Fund’s holdings by asset type. Details are reported for each of the Fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the Fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The Fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter end. For the second and fourth fiscal quarters, the complete listing of the Fund’s holdings is available electronically in the Fund’s Form N-CSR at http://www.bairdfunds.com/prospectuses-reports and on the Securities and Exchange Commission’s website (www.sec.gov) or you can have it mailed to you without charge by calling 1-866-44BAIRD. For the first and third fiscal quarters, the Fund files the lists with the SEC on Form N-Q. Shareholders can look up the Fund’s Forms N-CSR and N-Q on the SEC’s website (www.sec.gov).

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
U.S. Treasury Securities
U.S. Treasury Bonds:
2.625%, 08/15/2020	$317,175,000	$329,477,901	4.9%
1.750%, 03/31/2022	102,475,000	100,897,807	1.5%
2.500%, 05/15/2024	186,475,000	190,546,868	2.8%
5.250%, 11/15/2028@	77,676,500	101,486,134	1.5%
3.500%, 02/15/2039@	484,080,900	535,438,979	7.9%
2.500%, 02/15/2045	18,875,000	16,940,313	0.3%
Total U.S. Treasury Securities
(Cost $1,289,467,876)		1,274,788,002	18.9%
Corporate Bonds
Finance
Comerica Bank,
2.500%, 06/02/2020@	29,000,000	28,845,053	0.4%
Massachusetts Mutual Life Insurance Co.,
8.875%, 06/01/2039 (Acquired 05/27/2009
through 07/24/2015, Cost $24,807,058)*	16,675,000	24,213,768	0.4%
Other Finance#~		1,314,284,641	19.5%
Total Finance
(Cost $1,371,073,974)		1,367,343,462	20.3%
Utility
Other Utility#~		54,864,785	0.8%
Total Utility
(Cost $54,288,169)		54,864,785	0.8%
Industrials
AT&T, Inc.,
3.400%, 05/15/2025	28,200,000	27,102,738	0.4%
Chevron Phillips Chemical Co. LLC,
1.079%, 05/01/2020 (Acquired 05/07/2015,
Cost $25,000,000)*	25,000,000	25,138,500	0.4%
Forest Laboratories, Inc.,
5.000%, 12/15/2021 (Acquired 08/26/2014
through 04/24/2015, Cost $26,110,406)*	24,000,000	26,078,496	0.4%

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Summary Schedule of Investments, December 31, 2015

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Verizon Communications, Inc.,
6.400%, 09/15/2033	$29,640,000	$33,768,200	0.5%
Other Industrials#~		1,131,663,282	16.7%
Total Industrials
(Cost $1,302,474,445)		1,243,751,216	18.4%
Total Corporate Bonds
(Cost $2,727,836,588)		2,665,959,463	39.5%
Other Government Related Securities
Other Government Related Securities#~		115,063,957	1.7%
Total Other Government Related Securities
(Cost $117,700,463)		115,063,957	1.7%
Taxable Municipal Bonds
Other Taxable Municipal Bonds#		130,429,654	1.9%
Total Taxable Municipal Bonds
(Cost $125,711,619)		130,429,654	1.9%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Federal Gold Loan Mortgage Corp. (FGLMC):
4.000%, 01/01/2041	28,815,481	30,528,118	0.5%
3.000%, 08/01/2042	26,547,116	26,565,058	0.4%
3.000%, 06/01/2043	27,951,486	27,963,152	0.4%
3.500%, 05/01/2044	39,786,642	41,107,171	0.6%
4.000%, 10/01/2044	21,491,526	22,799,474	0.3%
2.500%-6.500%, 06/01/2020-06/01/2045	284,521,350	297,365,185	4.4%
Federal National Mortgage Association (FNMA):
4.500%, 01/01/2020	30,589,337	31,718,657	0.5%
2.500%, 05/01/2030	23,669,215	23,886,713	0.4%
4.500%, 10/01/2033	35,064,777	38,168,605	0.6%
5.000%, 10/01/2033	36,991,033	40,916,485	0.6%
5.000%, 06/01/2039	22,752,858	25,094,269	0.4%
3.500%, 02/01/2041	26,227,956	27,123,091	0.4%
4.000%, 02/01/2041	24,063,583	25,542,114	0.4%
3.500%, 03/01/2041	37,344,817	38,619,309	0.6%
4.000%, 06/01/2041	33,050,348	35,035,000	0.5%
4.000%, 01/01/2042	23,932,771	25,380,886	0.4%
4.500%, 01/01/2042	23,734,203	25,675,269	0.4%
4.000%, 08/01/2042	32,193,830	34,175,641	0.5%
3.000%, 05/01/2043	32,290,220	32,360,129	0.5%
4.500%, 09/01/2043	26,195,664	28,341,829	0.4%
3.500%, 04/01/2045	51,077,046	52,796,169	0.8%
2.500%-8.000%, 07/25/2019-10/01/2045	294,037,364	310,483,981	4.4%
Government National Mortgage Association (GNMA):
3.000%, 04/20/2045	54,099,144	54,906,331	0.8%
3.500%, 04/20/2045	57,677,455	60,214,778	0.9%

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Summary Schedule of Investments, December 31, 2015

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Government National Mortgage Association (GNMA): (cont.)
4.000%, 08/20/2045	$31,859,556	$33,853,213	0.5%
3.500%-6.000%, 11/20/2033-09/20/2042	31,338,230	33,477,630	0.5%
Other U.S. Government Agency Issues#		627,744	0.0%
Total U.S. Government Agency Issues
(Cost $1,419,263,933)		1,424,726,001	21.1%
Non-U.S. Government Agency Issues
Merrill Lynch Mortgage Investors Trust,
Series 2005-A10, Class A, 0.632%, 02/25/2036	28,096,310	25,921,341	0.4%
Thornburg Mortgage Securities Trust,
Series 2003-5, Class 3A, 2.363%, 10/25/2043	28,382,802	28,572,187	0.4%
Wells Fargo Mortgage Backed Securities,
Series 2005-AR10, Class 2A17, 2.738%, 06/25/2035	29,781,739	30,287,695	0.5%
Other Non-U.S. Government Agency Issues#		160,991,134	2.4%
Total Non-U.S. Government Agency Issues
(Cost $246,388,133)		245,772,357	3.7%
Asset Backed Securities
Capital Auto Receivables Asset Trust,
Series 2013-4, Class A3, 1.090%, 03/20/2018	35,867,612	35,825,335	0.6%
OneMain Financial Issuance Trust,
Series 2014-2A, Class A, 2.470%, 09/18/2024
(Acquired 11/16/2015, Cost $27,911,697)*	27,997,000	27,941,846	0.4%
Republic Services, Inc.,
Series 2006-KS4, Class A4, 0.662%, 06/25/2036	24,861,643	24,160,124	0.4%
Synchrony Credit Card Master Note Trust:
Series 2012-3, Class A, 0.781%, 03/15/2020	58,340,000	58,244,929	0.9%
1.600%-2.370%, 04/15/2021-03/15/2023	21,466,000	21,348,792	0.3%
TCF Auto Receivables Owner Trust,
Series 2015-1A, Class A2, 1.020%, 08/15/2018
(Acquired 06/03/2015, Cost $22,852,924)*	22,854,240	22,812,682	0.4%
Other Asset Backed Securities#~		273,615,016	3.9%
Total Asset Backed Securities
(Cost $464,863,079)		463,948,724	6.9%
Commercial Mortgage-Backed Securities
Federal National Mortgage Association (FNMA),
Series 2011-M4, Class A2, 3.726%, 06/25/2021	20,000,000	21,311,958	0.3%
GS Mortgage Securities Corp. II,
Series 2012-GCJ9, Class A3, 2.773%, 11/10/2045	23,297,320	22,917,441	0.3%
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C5, Class A4, 3.176%, 08/15/2045	27,615,000	28,035,701	0.4%
Series 2012-C6, Class A4, 2.858%, 11/15/2045	23,670,945	23,564,679	0.3%
Series 2013-C12, Class A3, 3.973%, 10/15/2046	22,850,000	24,247,917	0.4%
Series 2013-C11, Class A3, 3.960%, 08/15/2046	12,100,000	12,746,253	0.2%

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Summary Schedule of Investments, December 31, 2015

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Wells Fargo Commercial Mortgage Trust,
Series 2015-P2, Class A3, 3.541%, 12/15/2048	$31,100,000	$31,198,755	0.5%
WFRBS Commercial Mortgage Trust,
Series 2012-C6, Class A4, 3.440%, 04/15/2045	22,864,220	23,482,023	0.3%
Other Commercial Mortgage Backed Securities#		206,144,347	3.1%
Total Commercial Mortgage Backed Securities
(Cost $397,436,143)		393,649,074	5.8%
Total Long-Term Investments
(Cost $6,788,667,834)		6,714,337,232	99.5%
Short-Term Investments
	Shares
Money Market Mutual Funds
Dreyfus Cash Advantage Fund, 0.26%«	26,346,923	26,346,923	0.4%
Short-Term Investments Trust –
Liquid Assets Portfolio, 0.29%«	134,000,000	134,000,000	2.0%
Total Short-Term Investments
(Cost $160,346,923)		160,346,923	2.4%
Investment Purchased with Cash
Proceeds from Securities Lending
Investment Company
Mount Vernon Securities Lending
Trust Prime Portfolio, 0.49%«	182,206,644	182,206,644	2.7%
Total Investment Company
(Cost $182,206,644)		182,206,644	2.7%
Total Investment Purchased With
Cash Proceeds From Securities Lending
(Cost $182,206,644)		182,206,644	2.7%
Total Investments
(Cost $7,131,221,401)		7,056,890,799	104.6%
Liabilities in Excess of Other Assets		(308,827,979)	(4.6)%
TOTAL NET ASSETS		$6,748,062,820	100.0%
Notes to Summary Schedule of Investments
#	Represents the aggregate value, by category, securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
*
Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid.  Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At December 31, 2015, the value of these securities total $126,185,292, which represents 1.87% of total net assets.

@	This security or portion of this security is out on loan at December 31, 2015.
«	7-Day Yield
~	Groupings contain, in aggregate, restricted securities totaling $865,859,000 representing 12.83% of net assets.

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Summary Schedule of Investments, December 31, 2015

Summary of Fair Value Exposure at December 31, 2015

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$—	$1,274,788,002	$—	$1,274,788,002
Corporate Bonds	—	2,665,959,463	—	2,665,959,463
Other Government Related Securities	—	115,063,957	—	115,063,957
Taxable Municipal Bonds	—	130,429,654	—	130,429,654
Residential Mortgage-Backed Securities –
U.S. Government Agency Issues	—	1,424,726,001	—	1,424,726,001
Residential Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	245,772,357	—	245,772,357
Asset Backed Securities	—	463,948,724	—	463,948,724
Commercial Mortgage-Backed Securities	—	393,649,074	—	393,649,074
Total Long-Term Investments	—	6,714,337,232	—	6,714,337,232
Short-Term Investments
Money Market Mutual Funds	160,346,923	—	—	160,346,923
Total Short-Term Investments	160,346,923	—	—	160,346,923
Investment Purchased with Cash
Proceeds from Securities Lending
Investment Company	182,206,644	—	—	182,206,644
Total Investment Purchased with
Cash Proceeds from Securities Lending	182,206,644	—	—	182,206,644
Total Investments	$342,553,567	$6,714,337,232	$—	$7,056,890,799

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report.  See the Fund’s valuation policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
December 31, 2015

The Baird Core Plus Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Barclays U.S. Universal Bond Index. The Barclays U.S. Universal Bond Index is an unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government, investment grade and non-investment grade credit, emerging market debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and commercial mortgage-backed securities (CMBS) with maturities of at least one year.

The Fund generated positive absolute returns but lagged its benchmark in 2015. Our long-term commitment to duration neutrality once again proved to be a prudent strategy as the bond market experienced heightened volatility during the year.  The primary factors contributing to the Fund’s relative performance in 2015 are described below.

•
Overall positioning in credit detracted from performance primarily due to the overweight to investment grade credit as spreads widened.  Also detracting from performance was the positioning in commodity sensitive sectors including Energy and Metals & Mining due to the significant spread widening that occurred in these industry sectors in reaction to the sharp drop in energy and other commodity prices.  Partially offsetting this was the positive contribution provided from an overweight to Financials, the best performing credit sector in the year.  Positioning of the Fund’s credit exposure generally shorter than the exposure in the benchmark also proved beneficial. Finally, an underweight to High Yield credit was also a positive contributor given its significant underperformance versus investment-grade credit.

•
An underweight to U.S. dollar denominated emerging market debt was a detractor for the year. While the sector ended the year with positive relative performance, it experienced high volatility due to the heightened global macro uncertainty and escalating geopolitical tensions.

•
Exposure to select, non-Agency residential mortgage-backed securities (RMBS) was a positive contributor to annual performance. The sector outperformed on continued favorable supply/demand technicals and ongoing broad fundamental improvement in the housing market.

•
The Fund’s overweight to CMBS was a modest detractor for the year as spreads widened. This was mitigated by the Fund’s high quality bias in this sector (such as super senior AAA rated tranches with 30% loss protection).

•	An underweight to Government Agency MBS was a modest positive contributor as the sector underperformed equal duration U.S. Treasuries.
•	The Fund benefited from its yield curve positioning during the year as the yield curve flattened.

The start of any new year is always filled with excitement, and uncertainty and 2016 certainly qualifies on both of those accounts.  We will be tracking the economic data and Fed guidance with the same diligence as always, knowing there will be both challenges and opportunities as the Fed’s policy rate normalization process unfolds.  Global market influences are likely to add to market volatility, as may the political environment in the U.S. leading up to the November elections.  As a reminder, we have only purchased U.S. dollar denominated securities in the cash bond market (no derivatives).  The Fund remains duration neutral to its benchmark and we believe it is well positioned to add value relative to its benchmark.

Baird Core Plus Bond Fund
December 31, 2015 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)

	Net Assets	$9,383,329,496

	SEC 30-Day
	Yield(3)
	Institutional Class	3.03%
	Investor Class	2.78%

	Average
	Effective
	Duration	5.51 years

	Average
	Effective
	Maturity	7.13 years

	Annualized
Sector Weightings(1)	Expense Ratio
	Institutional Class	0.30%
	Investor Class	0.55%	(4)

	Portfolio
	Turnover Rate	34.2%

	Number of
	Holdings	1,028

(1)	Percentages shown are based on the Fund’s total investments (less investments purchased with cash proceeds from securities lending).
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO).  NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2015.
(4)	Includes 0.25% 12b-1 fee.

Baird Core Plus Bond Fund
December 31, 2015 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (9/29/00), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (9/29/00), assuming reinvestment of all distributions.

Baird Core Plus Bond Fund
December 31, 2015 (Unaudited)

Total Returns

		Average Annual
	One	Five	Ten	Since
For the Periods Ended December 31, 2015	Year	Years	Years	Inception(1)
Institutional Class Shares	0.14%	4.17%	5.60%	6.10%
Investor Class Shares	-0.11%	3.91%	5.34%	5.84%
Barclays U.S. Universal Bond Index(2)	0.43%	3.46%	4.67%	5.36%

(1)	For the period from September 29, 2000 (inception date) through December 31, 2015.
(2)
The Barclays U.S. Universal Bond Index is an unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt, with maturities of at least one year.  This index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The line graph on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest up to 20% of its net assets in non-investment grade debt securities (commonly referred to as “high yield” bonds). While these types of debt securities typically offer higher yields than investment grade securities, they also include greater risks including increased credit risk and the increased risk of default or bankruptcy. The Fund maintains securities with longer maturities in order to provide a greater potential for return. Generally, the longer a bond’s maturity, the greater the interest rate risk. The Fund may also invest in U.S. dollar denominated foreign securities which involve additional risks such as political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund may also invest in mortgage- and asset-backed securities, which include interest rate and prepayment risks more pronounced than those of other fixed income securities.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Core Plus Bond Fund
Summary Schedule of Investments, December 31, 2015

This schedule summarizes the Fund’s holdings by asset type. Details are reported for each of the Fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the Fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The Fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter end. For the second and fourth fiscal quarters, the complete listing of the Fund’s holdings is available electronically in the Fund’s Form N-CSR at http://www.bairdfunds.com/prospectuses-reports and on the Securities and Exchange Commission’s website (www.sec.gov) or you can have it mailed to you without charge by calling 1-866-44BAIRD. For the first and third fiscal quarters, the Fund files the lists with the SEC on Form N-Q. Shareholders can look up the Fund’s Forms N-CSR and N-Q on the SEC’s website (www.sec.gov).

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
U.S. Treasury Securities
U.S. Treasury Bonds:
1.250%, 04/30/2019	$54,125,000	$53,780,386	0.6%
2.625%, 08/15/2020	395,825,000	411,178,656	4.4%
1.750%, 03/31/2022@	104,975,000	103,359,330	1.1%
2.500%, 05/15/2024	143,950,000	147,093,292	1.6%
3.500%, 02/15/2039@	534,645,000	591,367,627	6.3%
2.500%, 02/15/2045	26,550,000	23,828,625	0.2%
Total U.S. Treasury Securities
(Cost $1,347,419,897)		1,330,607,916	14.2%
Corporate Bonds
Finance
BPCE,
5.700%, 10/22/2023 (Acquired 10/15/2013
through 11/10/2014, Cost $29,964,323)* f	28,500,000	29,923,432	0.3%
Citizens Bank, National Association,
2.450%, 12/04/2019	36,000,000	35,415,396	0.4%
Compass Bank,
2.750%, 09/29/2019	32,720,000	32,392,669	0.3%
LeasePlan Corp. NV,
2.500%, 05/16/2018 (Acquired 05/07/2013
through 08/27/2015, Cost $35,345,389)* f	35,204,000	34,671,469	0.4%
Massachusetts Mutual Life Insurance Co.,
8.875%, 06/01/2039 (Acquired 10/03/2012
through 07/21/2015, Cost $41,922,855)*	27,415,000	39,809,321	0.4%
Other Finance#~		1,882,093,701	20.1%
Total Finance
(Cost $2,055,300,414)		2,054,305,988	21.9%
Utility
Other Utility#~		117,974,062	1.3%
Total Utility
(Cost $119,650,536)		117,974,062	1.3%

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Summary Schedule of Investments, December 31, 2015

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Industrials
Forest Laboratories, Inc.,
5.000%, 12/15/2021 (Acquired 08/26/2014
through 01/22/2015, Cost $33,485,072)*	$31,212,000	$33,915,084	0.4%
Petrofac Ltd.,
3.400%, 10/10/2018 (Acquired 10/03/2013
through 04/17/2015, Cost $31,223,318)* f	31,200,000	29,634,259	0.3%
Verizon Communications, Inc.,
6.400%, 09/15/2033	30,175,000	34,377,714	0.4%
Other Industrials#~		2,137,685,826	22.7%
Total Industrials
(Cost $2,387,104,216)		2,235,612,883	23.8%
Total Corporate Bonds
(Cost $4,562,055,166)		4,407,892,933	47.0%
Other Government Related Securities
Other Government Related Securities#~		201,356,712	2.1%
Total Other Government Related Securities
(Cost $210,665,817)		201,356,712	2.1%
Taxable Municipal Bonds
Other Taxable Municipal Bonds#		118,457,498	1.2%
Total Taxable Municipal Bonds
(Cost $115,600,594)		118,457,498	1.2%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Federal Gold Loan Mortgage Corp. (FGLMC):
3.000%, 10/01/2030	57,875,373	59,760,561	0.6%
3.500%, 07/01/2042	37,971,055	39,135,347	0.4%
3.000%, 08/01/2042	31,477,445	31,498,719	0.3%
3.500%, 08/01/2044	47,746,459	49,189,651	0.5%
4.000%, 09/01/2044	29,923,640	31,637,991	0.3%
4.000%, 10/01/2044	37,389,545	39,665,026	0.4%
4.000%, 02/01/2045	31,227,891	33,021,433	0.4%
3.500%, 06/01/2045	41,347,011	42,694,004	0.5%
3.000%-6.500%, 12/01/2020-07/01/2044	158,083,364	161,787,476	1.8%
Federal National Mortgage Association (FNMA):
3.000%, 08/01/2030	46,183,810	47,670,202	0.5%
4.000%, 11/01/2031	35,457,448	37,938,395	0.4%
4.500%, 10/01/2033	48,360,551	52,641,281	0.6%
4.000%, 09/01/2034	33,696,474	36,053,660	0.4%
5.000%, 02/01/2035	31,491,779	34,820,374	0.4%
5.000%, 02/01/2035	34,747,304	38,434,171	0.4%
5.000%, 06/01/2040	29,073,972	32,036,822	0.3%
3.500%, 09/01/2041	58,429,922	60,424,853	0.6%
3.500%, 11/01/2041	32,584,417	33,701,486	0.4%
4.000%, 12/01/2041	27,960,351	29,664,012	0.3%

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Summary Schedule of Investments, December 31, 2015

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Federal National Mortgage Association (FNMA): (cont.)
3.000%, 05/01/2043	$42,270,729	$42,362,247	0.5%
3.000%, 06/01/2043	43,418,284	43,512,313	0.5%
4.000%, 01/01/2045	30,300,381	32,157,733	0.3%
4.000%, 02/01/2045	40,931,889	43,504,015	0.5%
2.500%-7.500%, 12/25/2019-03/01/2045	387,595,695	410,270,093	4.3%
Government National Mortgage Association (GNMA):
3.500%, 04/20/2045	53,755,273	56,120,053	0.6%
4.000%, 05/20/2045	44,792,025	47,598,827	0.5%
3.500%, 06/20/2045	43,397,643	45,306,775	0.5%
3.000%-6.500%, 12/20/2028-04/20/2045	65,580,219	68,518,584	0.7%
Other U.S. Government Agency Issues#		104,884	0.0%
Total U.S. Government Agency Issues
(Cost $1,672,655,159)		1,681,230,988	17.9%
Non-U.S. Government Agency Issues
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-AR1, Class 1A1, 2.570%, 10/25/2035	31,494,476	31,184,536	0.3%
Other Non-U.S. Government Agency Issues#~		359,712,724	3.9%
Total Non-U.S. Government Agency Issues
(Cost $394,876,587)		390,897,260	4.2%
Asset Backed Securities
Chase Issuance Trust,
Series 2015-A5, Class A5, 1.360%, 04/15/2020	35,796,000	35,591,279	0.4%
Citicorp Residential Mortgage Trust,
Series 2007-2, Class A4, 5.469%, 06/25/2037	55,037,628	57,099,469	0.6%
Navistar Financial Dealer Note Master Owner Trust II,
Series 2015-1, Class A, 1.822%, 06/25/2020
(Acquired 07/22/2015 through 08/26/2015,
Cost $32,067,008)*	32,070,000	32,057,602	0.3%
Springleaf Funding Trust,
Series 2014-AA, Class A, 2.410%, 12/15/2022
(Acquired 06/11/2015 through 12/03/2015,
Cost $35,707,566)*	35,630,000	35,528,793	0.4%
Other Asset Backed Securities#~		412,825,905	4.4%
Total Asset Backed Securities
(Cost $577,074,228)		573,103,048	6.1%
Commercial Mortgage-Backed Securities
COMM Mortgage Trust,
Series 2012-CR2, Class A4, 3.147%, 08/15/2045	30,063,000	30,342,153	0.3%
GS Mortgage Securities Corp. II,
Series 2012-GCJ9, Class A3, 2.773%, 11/10/2045	40,164,000	39,509,098	0.4%
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C25, Class A5, 3.672%, 11/15/2047	33,300,000	33,888,871	0.3%

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Summary Schedule of Investments, December 31, 2015

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C5, Class A4, 3.176%, 08/15/2045	$30,940,000	$31,411,356	0.3%
Series 2012-C6, Class A4, 2.858%, 11/15/2045	32,035,000	31,891,185	0.4%
Series 2013-C10, Class A3, 3.966%, 07/15/2046	43,985,000	46,648,872	0.5%
Series 2013-C11, Class A3, 3.960%, 08/15/2046	19,100,000	20,120,118	0.2%
Other Commercial Mortgage Backed Securities#		289,021,484	3.2%
Total Commercial Mortgage Backed Securities
(Cost $530,351,489)		522,833,137	5.6%
Total Long-Term Investments
(Cost $9,410,698,937)		9,226,379,492	98.3%
Short-Term Investment
	Shares
Money Market Mutual Fund
Short-Term Investments Trust –
Liquid Assets Portfolio, 0.29%«	166,487,464	166,487,464	1.8%
Total Short-Term Investment
(Cost $166,487,464)		166,487,464	1.8%
Investment Purchased with Cash
Proceeds from Securities Lending
Investment Company
Mount Vernon Securities Lending
Trust Prime Portfolio, 0.49%«	198,041,000	198,041,000	2.1%
Total Investment Company
(Cost $198,041,000)		198,041,000	2.1%
Total Investment Purchased With
Cash Proceeds From Securities Lending
(Cost $198,041,000)		198,041,000	2.1%
Total Investments
(Cost $9,775,227,401)		9,590,907,956	102.2%
Liabilities in Excess of Other Assets		(207,578,460)	(2.2)%
TOTAL NET ASSETS		$9,383,329,496	100.0%
Notes to Summary Schedule of Investments
*
Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid.  Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At December 31, 2015, the value of these securities total $235,539,960, which represents 2.51% of total net assets.

@	This security or portion of this security is out on loan at December 31, 2015.
f	Foreign Security
#	Represents the aggregate value, by category, securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
~	Groupings contain, in aggregate, restricted securities totaling $1,314,166,392 representing 14.01% of net assets.
«	7-Day Yield

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Summary Schedule of Investments, December 31, 2015

Summary of Fair Value Exposure at December 31, 2015

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Fixed Income
U.S. Treasury Securities	$—	$1,330,607,916	$—	$1,330,607,916
Corporate Bonds	—	4,407,878,206	14,727	4,407,892,933
Other Government Related Securities	—	201,356,712	—	201,356,712
Taxable Municipal Bonds	—	118,457,498	—	118,457,498
Residential Mortgage-Backed Securities –
U.S. Government Agency Issues	—	1,681,230,988	—	1,681,230,988
Residential Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	390,897,260	—	390,897,260
Asset Backed Securities	—	573,103,048	—	573,103,048
Commercial Mortgage-Backed Securities	—	522,833,137	—	522,833,137
Total Fixed Income	—	9,226,364,765	14,727	9,226,379,492
Short-Term Investment
Money Market Mutual Fund	166,487,464	—	—	166,487,464
Total Short-Term Investment	166,487,464	—	—	166,487,464
Investment Purchased with Cash
Proceeds from Securities Lending
Investment Company	198,041,000	—	—	198,041,000
Total Investment Purchased with
Cash Proceeds from Securities Lending	198,041,000	—	—	198,041,000
Total Investments	$364,528,464	$9,226,364,765	$14,727	$9,590,907,956

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Summary Schedule of Investments, December 31, 2015

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report.  One security is being priced by the valuation committee using Level 3 inputs instead of the Fund’s pricing vendor in accordance with the Fund’s policies and procedures.  See the Fund’s valuation policy in Note 2a to the financial statements.

Level 3 Reconciliation Disclosure
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2014	$17,092
Accrued discounts/premiums	—
Realized gain (loss)	4,444
Change in unrealized appreciation (depreciation)	1,346
Purchases	—
Sales	(8,155)
Transfers in and/or out of Level 3*	—
Balance as of December 31, 2015	$14,727

*  Transfers between levels are recognized at the end of the reporting period.

The accompanying notes are an integral part of these financial statements.

2015 Municipal Bond Market Overview

The Fed and Favorable Technicals Flatten the Curve
The municipal market closed out 2015 with the strong tone it held for much of the year.  The tax-free municipal market was the best performing sector of the U.S. fixed income markets for both the quarter and the full calendar year.  Even more impressive was that this performance occurred in the midst of the first increase in the federal funds rate in over nine years.  Credit the Fed, particularly Chair Janet Yellen, with adequately preparing the markets for this long-awaited move.  The fact that tax-free yields at year end were unchanged or lower at all maturities than they were on December 16th, the day of the Fed announcement, shows that even the retail-oriented nature of the municipal market had fully priced in the 25 bps of rate adjustment.

AAA Municipal Yields

					1 Mo	3 Mo	YTD
Maturity	12/31/14	9/30/15	11/30/15	12/31/15	Change	Change	Change
1	0.16%	0.23%	0.34%	0.50%	0.16%	0.27%	0.34%
2	0.48%	0.55%	0.72%	0.77%	0.05%	0.22%	0.29%
3	0.78%	0.79%	0.92%	0.99%	0.07%	0.20%	0.21%
5	1.33%	1.27%	1.26%	1.26%	0.00%	-0.01%	-0.07%
7	1.71%	1.65%	1.60%	1.54%	-0.06%	-0.11%	-0.17%
10	2.06%	2.03%	2.02%	1.92%	-0.10%	-0.11%	-0.14%
30	2.88%	3.03%	2.96%	2.82%	-0.14%	-0.21%	-0.06%

The tax-free curve underwent a dramatic flattening trend in the quarter, as short-term rates rose while intermediate and longer yields fell.  The fulcrum of the curve shift this quarter was the five-year maturity, where yields were essentially unchanged.  Surrounding the fulcrum, yields on maturities shorter than five years rose as much as 27 bps and longer rates fell a nearly equivalent 21 bps.  Chart 1 to the right illustrates the flattening trend for the full calendar year, as measured by the yield difference between 2-year and 10-year AAA tax-free rates.  Through June the slope of the curve was little changed, but as the probability of the Fed rate hike grew, the curve flattened from a peak of +163 bps in June to +115 bps at year end.

The primary reason for the strong relative performance of the municipal market for the quarter was an improving technical backdrop. The pace of tax-free issuance slowed, falling approximately 10% from the third quarter pace, as refunding activity declined. Total 2015 issuance, particularly the refunding supply, was front-loaded into the first half of the year as municipalities sought to lock in savings prior to the anticipated Fed rate hike(s); issuers were likely not expecting that intermediate and long yields would fall, as they did surrounding the Fed move. While the pace of refinancing slowed late in the year, the volume of new money borrowings remained steady, but below its long term average and well off the recent peak levels of 2009 and 2010 when

2015 Municipal Bond Market Overview

the Build America Bond (BAB) issuance was active (Chart 2).  Despite low nominal yields and the significant infrastructure needs across the country, municipal borrowings to fund these necessary projects are relatively low.  A frugal mentality on the part of municipalities and tax payers is partially responsible for the modest borrowing level.  Rising health care and pension-related costs are another concern.  Yet, demand for municipal debt was strong, more than matching the modest supply in the fourth quarter.  Municipal mutual funds closed the year with thirteen consecutive weeks of inflows and a total over $13B of inflows in 2015.

Source: JPMorgan Securities

Municipal Credit Improves and Bankruptcy Filings Decline
Puerto Rico dominated the credit headlines once again in the fourth quarter.  After making full payment on debt service due on December 1st, accomplished only by activating their constitutional authority to clawback revenues targeted for other entities and purposes, Governor Padilla announced they would fall $37 million short on interest payments due on January 1 to public corporation bondholders. The U.S. Congress began working toward a solution in December that could provide federal guidance, if not financial assistance, and House Speaker Paul Ryan instructed committees under his jurisdiction to come up with a “responsible solution” to Puerto Rico’s fiscal crisis by the end of the first quarter.  Adding to the confusion for investors, the U.S. Supreme Court agreed to review a lower court decision which ruled that Puerto Rico’s public corporation restructuring law was unconstitutional.  While not expected to rule before June, if the lower court decision were overturned it would at least provide a partial solution for restructuring outstanding debt.  Virtually all of Puerto Rico credits are trading at depressed prices, reflecting both the complexity of the situation and the growing probability of less than full repayment on at least some of the island’s debt.  That said, the market may be pricing in more pain than will actually be realized by bondholders, creating pockets of opportunity.  Case in point, the Puerto Rico Electric Authority (PREPA) recently reached agreement with its creditors that, if fully implemented, would result in a 15% haircut to bondholders, a less painful outcome than the market had expected.  Stay tuned.

Source: Bloomberg

The less-reported but more important credit story this year has been the general improvement in conditions for most municipalities.  State and local revenues have been rising for four years and, according to the National League of Cities 2015 Survey, city finance officers are the most optimistic they’ve been in a quarter century.  Surprising to many, perhaps, is that the number of Chapter 9 bankruptcy filings also continues to fall (Chart 3).  After peaking at a post-financial crisis high of twelve in 2011 and 2012, there were just three filings in 2015.  This is a favorable sign for investors as well as an indication that municipalities may have realized that a bankruptcy filing is costly and quite time consuming.  It should remain the last resort for most fiscally stressed municipalities.

Strong Quarter, Solid Year
The municipal market logged its second consecutive quarter of strong returns, both nominally and relative to the taxable fixed market.  A consistent theme for the quarter was that investors were rewarded for taking risk.

2015 Municipal Bond Market Overview

Longer maturities outperformed short maturities due to the flattening of the yield curve.  Lower quality investment grade issues outperformed higher quality issues.  The high yield municipal market posted positive returns, even with Puerto Rico as 25% of the sector, and was relatively unaffected by challenges in the taxable corporate high yield market.  The risk-on theme proved consistent across sectors of the municipal market as well.  For example, the pre-refunded sector lagged all other municipal sectors, given their close trading relationship to the Treasury market, while Tobacco, Housing, Hospitals, and Transportation were among the best performers.

Total Returns of Selected Barclays Municipal Indices and Subsectors

Barclays Index/Sector	Dec	3Mo	YTD	Barclays Quality	Dec	3Mo	YTD
Municipal Bond Index	0.70%	1.50%	3.30%	AAA	0.52%	1.06%	2.73%
General Obligation bonds	0.67%	1.40%	3.09%	AA	0.65%	1.29%	3.16%
Revenue bonds	0.79%	1.71%	3.62%	A	0.89%	1.99%	3.71%
Prerefunded bonds	-0.01%	0.00%	1.00%	BBB	0.77%	2.36%	4.25%
Long maturities (22+ yrs.)	1.10%	2.44%	4.52%	High Yield	0.15%	1.78%	1.81%
Intermediate				HY, ex-
maturities (1 - 17 yrs.)	0.52%	1.12%	2.83%	Puerto Rico	0.82%	2.85%	7.50%
Short maturities (1 - 5 yrs.)	-0.01%	0.08%	1.21%

Outlook
The municipal market will likely carry the solid year-end momentum into the new year.  Total supply in 2016 may slip a bit from the nearly $400B issued in 2015 simply because the amount of debt with favorable refunding characteristics is less than at the start of last year.  We do expect that new money financings will increase modestly, given both the favorable rate environment and the nation’s significant infrastructure needs, but the increase will likely be insufficient to fully offset the decline in refunding volume.  That said, we expect the traditional municipal seasonal pattern, in which supply/demand imbalances typically occur, to provide variations in relative value throughout the year.  It would not be surprising, for example, to see supply outstrip demand in late-Spring, as reinvestment demand typically declines, but both the pre- and post-Spring environment are likely to see more demand than supply.  The Fed once again plays a significant role in the market outlook, particularly regarding the yield curve.  The market currently expects less upward change in the federal funds rate than does the Fed’s own forecast, so tracking economic data and Fed guidance will remain critical to proper curve positioning.  Yet, our base case outlook remains one of further flattening of the yield curve.  While we expect to see higher rates at all points along the curve, with more pronounced increases among shorter maturities, if inflation remains in-check and the Fed remains sufficiently transparent, then intermediate and longer term rates may not rise much, if at all.  Accepting a modest amount of credit risk should continue to be a rewarding posture for investors.  Expectations for continued economic growth, even if modest, and the desire to maintain a structurally balanced budget, imply a favorable credit backdrop.  Pension risk awareness will continue to grow, thanks to new government accounting rules which require greater disclosure of unfunded liabilities and given the significant impact on stakeholders, including investors, politicians as well as current and retired public employees.  Therefore, continuing the trend of 2015, investors will likely continue to favor revenue-backed issues over general obligation debt, the latter of which typically carries a higher pension burden.  Within the general obligation sector, we expect trading divergences to grow between municipal issuers based on pension funding status.  Finally, with 2016 being a Presidential election year, a focus on the potential for tax reform is likely.  If tax platforms focus on limiting exemptions, then tax-free market volatility may rise.  If so, we would look for opportunities to add exposure to the municipal market at potentially attractive valuations.

Disclosures

This is not a complete analysis of every material fact regarding any company, industry or security. The information has been obtained from sources we consider to be reliable, but we cannot guarantee the accuracy.

2015 Municipal Bond Market Overview

Fixed income is generally considered to be a more conservative investment than stocks, but bonds and other fixed income investments still carry a variety of risks such as interest rate risk, credit risk, inflation risk, and liquidity risk. In a rising interest rate environment, the value of fixed-income securities generally decline and conversely, in a falling interest rate environment, the value of fixed-income securities generally increase. High yield securities may be subject to heightened market, interest rate or credit risk and should not be purchased solely because of the stated yield.

Indices are unmanaged, and are not available for direct investment.  Past performance is not a guarantee of future results.

The Barclays Municipal Bond Index is a broad-based, total-return index.  The bonds are all investment-grade, tax-exempt, and fixed-rate securities with long-term maturities (greater than 2 years).  They are selected from issues larger than $50 million. The components listed below the Municipal Bond Index (long maturities, intermediate maturities, short maturities, prefunded bonds, general obligation bonds and revenue bonds) are subsectors of the Barclays Municipal Bond Index and do not represent separate indices.

The Barclays High Yield Municipal Index includes bonds with a par value of at least $3 million and must be issued as part of a transaction of at least $20 million.  The maximum rating for inclusion is Ba1/BB+/BB+ using the middle rating.

For more information about the Barclays Municipal Bond Index or Barclays High Yield Municipal Index, please visit https://index.barcap.com/Home/Guides_and_Factsheets.

Municipal securities investments are not appropriate for all investors, especially those taxed at lower rates. The alternative minimum tax (AMT) may be applicable, even for securities identified as tax exempt. Past performance is not a guarantee of future results.

Baird Short-Term Municipal Bond Fund
December 31, 2015

The Baird Short-Term Municipal Bond Fund seeks current income that is exempt from federal income tax and is consistent with the preservation of capital.

Since inception (August 31, 2015), the Fund has generated positive absolute returns and outperformed its benchmark.

Positive contributors to the Fund’s relative performance include:

•	A barbelled yield curve allocation in which the Fund was underweight maturities in the 3- to 5-year segment of the curve, and overweight maturities both shorter and longer.
•	An overweight allocation to both A and BBB rated securities which benefited from a compression of credit spreads during the quarter.
•	An overweight allocation to the Revenue-backed sector, relative to General Obligation and Pre-refunded issues.
•	Within the Revenue sector, an overweight to Hospitals, Housing, and Water/ Sewer issues.
•	Individual security selection, particularly through the use of floating rate securities.

Detractors from the Fund’s relative performance include:

•	An underweight to Transportation and corporate-backed issues.

Looking forward, the Fund intends to focus on three key objectives to enhance shareholder value.  The first is to identify and capture broad market inefficiencies, specifically as it relates to the yield curve, credit weighting, sector allocation and security selection, while maintaining a neutral duration target relative to the benchmark.  The Fund expects to maintain a barbelled curve allocation in anticipation of the ongoing normalization of monetary policy.  The Fund also intends to maintain a modest credit overweight, which should benefit the Fund due to expected ongoing economic expansion and rising tax revenues.  It is expected that an overweight in Revenue-backed bonds will also be maintained in order to benefit both from the anticipated cyclical expansion but also to help minimize exposure to pension risk among municipalities. The second objective is to achieve and maintain a yield advantage over the benchmark.  The Fund will attempt to achieve this objective by capturing both structural and credit opportunities in the security selection process. Finally, the third objective is to manage risk across the Fund in a controlled and prudent manner.  Risk management is crucial to consistency of ongoing performance.

Baird Short-Term Municipal Bond Fund
December 31, 2015 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)
	Net Assets	$12,406,614

	SEC 30-Day
	Yield(4)
	Institutional Class	1.08%
	Investor Class	0.85%

	Average
	Effective
	Duration	2.30 years

	Average
	Effective
	Maturity	2.76 years

	Annualized
	Expense
Sector Weightings(1)	Ratio
	Institutional Class	0.30%
	Investor Class	0.55%	(5)

	Portfolio
	Turnover Rate	41.4%	(6)

	Number of
	Holdings	183

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO).  NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	Includes pre-refunded and escrowed-to-maturity (ETM) bonds.
(4)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2015.
(5)	Includes 0.25% 12b-1 fee.
(6)	Not annualized.

Baird Short-Term Municipal Bond Fund
December 31, 2015 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (8/31/15), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (8/31/15), assuming reinvestment of all distributions.

Baird Short-Term Municipal Bond Fund
December 31, 2015 (Unaudited)

Total Returns

Since
For the Periods Ended December 31, 2015	Inception(1)
Institutional Class Shares	0.94%
Investor Class Shares	0.86%
Barclays Short (1-5 Year) Municipal Bond Index(2)	0.39%

(1)	For the period from August 31, 2015 (inception date) through December 31, 2015.
(2)
The Barclays Short (1-5 Year) Municipal Bond Index is an unmanaged, market value weighted index that measures the performance of investment-grade, tax-exempt, and fixed-rated municipal securities with time to maturity of more than one year and less than five years. Securities must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million.  The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date.  This Index does not reflect any deduction for fees, expenses or taxes. A direct investment in an index is not possible.

The line graph on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest up to 25% of its total assets in municipal obligations issued by persons in the same state. As a result, changes in economic, business or political conditions of a particular state may have a disproportionate impact on the Fund’s share price. Municipal securities investments are not appropriate for all investors, especially those taxed at lower rates.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Short-Term Municipal Bond Fund
Summary Schedule of Investments, December 31, 2015

This schedule summarizes the Fund’s holdings by asset type. Details are reported for each of the Fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the Fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The Fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter end. For the second and fourth fiscal quarters, the complete listing of the Fund’s holdings is available electronically in the Fund’s Form N-CSR at http://www.bairdfunds.com/prospectuses-reports and on the Securities and Exchange Commission’s website (www.sec.gov) or you can have it mailed to you without charge by calling 1-866-44BAIRD. For the first and third fiscal quarters, the Fund files the lists with the SEC on Form N-Q. Shareholders can look up the Fund’s Forms N-CSR and N-Q on the SEC’s website (www.sec.gov).

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
Municipal Bonds
Alaska
Total Alaska
(Cost $130,171)#		$130,083	1.1%
Arizona
Arizona Transportation Board
5.000%, 07/01/2025	$250,000	283,073	2.3%
5.000%, 07/01/2017	25,000	26,567	0.2%
Vistancia Community Facilities District
5.000%, 07/15/2021 (Callable 07/15/2020)	150,000	171,260	1.4%
Other Arizona#		110,351	0.9%
Total Arizona
(Cost $586,572)		591,251	4.8%
Arkansas
City of Rogers AR
2.125%, 11/01/2029 (Callable 11/01/2021)	90,000	89,983	0.7%
Other Arkansas#		142,629	1.2%
Total Arkansas
(Cost $232,506)		232,612	1.9%
California
Northern California Gas Authority No. 1
0.848%, 07/01/2019(1)	100,000	97,724	0.8%
Twin Rivers Unified School District
3.200%, 06/01/2035 (Callable 02/01/2016)
(Mandatory Tender Date 06/01/2020)
(Insured by AGM)(1)	100,000	100,170	0.8%
Other California#		373,820	3.0%
Total California
(Cost $571,931)		571,714	4.6%
Colorado
Regional Transportation District
5.000%, 06/01/2025 (Callable 06/01/2020)	100,000	114,351	0.9%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Summary Schedule of Investments, December 31, 2015

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Other Colorado#		$86,684	0.7%
Total Colorado
(Cost $199,910)		201,035	1.6%
Connecticut
Regional School District No. 8
5.000%, 05/01/2019 (Callable 05/01/2017)	$75,000	79,115	0.6%
Total Connecticut
(Cost $78,960)		79,115	0.6%
District of Columbia
District of Columbia
5.250%, 07/15/2038 (Pre-refunded to 07/15/2018)	295,000	325,715	2.6%
5.250%, 07/15/2045 (Pre-refunded to 07/15/2018)
(Insured by AGM)	75,000	82,809	0.7%
Other District of Columbia#		25,898	0.2%
Total District of Columbia
(Cost $432,887)		434,422	3.5%
Florida
City of Port St Lucie FL
5.250%, 09/01/2022(2)	100,000	119,460	0.9%
Other Florida#		344,217	2.8%
Total Florida
(Cost $462,261)		463,677	3.7%
Georgia
Burke County Development Authority
0.220%, 07/01/2049
(Optional Put Date 01/04/2016)
(Callable 12/31/2015)(1)	150,000	150,000	1.2%
Other Georgia#		137,020	1.1%
Total Georgia
(Cost $287,147)		287,020	2.3%
Idaho
Total Idaho
(Cost $27,363)#		27,290	0.2%
Illinois
Cook County Community College District No. 508
4.000%, 12/01/2016	100,000	102,992	0.8%
DeWitt Ford & Livingston Etc Counties
Community College Dist No. 540 Heartland
5.000%, 12/01/2016 (Insured by AGM)	100,000	103,890	0.9%
Lake County Community High School
District No. 127 Grayslake
0.000%, 02/01/2020	150,000	139,620	1.1%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Summary Schedule of Investments, December 31, 2015

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Public Building Commission of Chicago
5.000%, 03/01/2020 (Callable 03/01/2017)
(Insured by AMBAC)	$100,000	$103,132	0.8%
White County Community Unit
School District No. 5 Carmi-White
4.300%, 12/01/2021 (Insured by AGM)	100,000	108,333	0.9%
Other Illinois#		825,088	6.7%
Total Illinois
(Cost $1,377,876)		1,383,055	11.2%
Indiana
Indiana Finance Authority
4.000%-4.500%, 08/15/2016-02/01/2018	155,000	162,093	1.3%
Other Indiana#		151,221	1.2%
Total Indiana
(Cost $313,794)		313,314	2.5%
Iowa
Total Iowa
(Cost $25,311)#		25,369	0.2%
Kansas
State of Kansas Department of Transportation
0.563%, 09/01/2019(1)	125,000	124,307	1.0%
Total Kansas
(Cost $123,407)		124,307	1.0%
Kentucky
Total Kentucky
(Cost $50,053)#		50,058	0.4%
Maine
Total Maine
(Cost $52,999)#		53,184	0.4%
Maryland
Total Maryland
(Cost $73,965)#		73,975	0.6%
Massachusetts
Commonwealth of Massachusetts
0.680%, 11/01/2020 (Callable 11/01/2017)(1)	100,000	100,098	0.8%
Eaton Vance Municipal Bond Fund II
1.060%, 07/01/2019 (Callable 01/01/2017)(1)	100,000	99,966	0.8%
Other Massachusetts#		50,556	0.4%
Total Massachusetts
(Cost $248,274)		250,620	2.0%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Summary Schedule of Investments, December 31, 2015

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Michigan
City of Wyandotte MI Electric System Revenue
5.000%, 10/01/2023 (Insured by BAM)	$100,000	$113,712	0.9%
Michigan Finance Authority
3.400%, 10/01/2020	100,000	103,090	0.8%
Saginaw MI City School District
5.000%, 05/01/2024 (Insured by Q-SBLF)	100,000	119,250	1.0%
Other Michigan#		244,103	2.0%
Total Michigan
(Cost $572,234)		580,155	4.7%
Minnesota
Minnesota Housing Finance Agency
2.900%, 01/01/2025	100,000	101,267	0.8%
Other Minnesota#		49,841	0.4%
Total Minnesota
(Cost $151,856)		151,108	1.2%
Mississippi
Mississippi Development Bank
5.500%, 10/01/2019	75,000	82,947	0.7%
5.000%, 03/01/2024 (Insured by AGM)	50,000	58,683	0.5%
Total Mississippi
(Cost $140,410)		141,630	1.2%
Nebraska
Total Nebraska
(Cost $50,944)#		50,913	0.4%
New Jersey
New Jersey Economic Development Authority
1.810%-5.000%, 06/15/2017-06/15/2023	150,000	157,582	1.2%
New Jersey State Turnpike Authority
0.445%, 01/01/2030 (Callable 01/07/2016)(1)(2)	130,000	120,721	1.0%
New Jersey Transportation Trust Fund Authority
5.500%, 12/15/2021	75,000	86,234	0.7%
Other New Jersey#		135,312	1.1%
Total New Jersey
(Cost $494,004)		499,849	4.0%
New Mexico
Total New Mexico
(Cost $99,530)#		99,399	0.8%
New York
City of New York NY
0.700%, 08/01/2026(1)(2)	100,000	100,000	0.8%
Metropolitan Transportation Authority, 0.843%, 11/01/2022
(Callable 01/21/2016) (Insured by AGM)(1)(2)	250,000	240,867	1.9%
The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Summary Schedule of Investments, December 31, 2015

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Other New York#		$163,191	1.4%
Total New York
(Cost $512,747)		504,058	4.1%
North Carolina
North Carolina Capital Facilities Finance Agency
5.000%, 06/01/2022	$100,000	115,152	0.9%
Other North Carolina#		174,673	1.4%
Total North Carolina
(Cost $289,636)		289,825	2.3%
North Dakota
City of Hazen ND
2.500%, 07/01/2017 (Callable 01/01/2017)	100,000	100,000	0.8%
Other North Dakota#		113,784	0.9%
Total North Dakota
(Cost $213,163)		213,784	1.7%
Ohio
County of Crawford OH
1.430%, 11/01/2017 (Callable 05/01/2017)	100,000	99,696	0.8%
Other Ohio#		286,243	2.3%
Total Ohio
(Cost $385,750)		385,939	3.1%
Oklahoma
Oklahoma City Industrial & Cultural Facilities Trust
0.421%, 06/01/2019 (Callable 12/31/2015)(1)(2)	100,000	96,764	0.8%
Other Oklahoma#		49,917	0.4%
Total Oklahoma
(Cost $146,567)		146,681	1.2%
Oregon
Total Oregon
(Cost $68,794)#		69,239	0.6%
Pennsylvania
Bethlehem Parking Authority
2.000%, 10/01/2018	100,000	100,824	0.8%
Pennsylvania Higher Educational Facilities Authority
5.000%, 08/15/2024 (Callable 08/15/2021)	100,000	116,590	1.0%
5.000%, 07/01/2037 (Callable 02/01/2016)	100,000	100,207	0.8%
Other Pennsylvania#		127,268	1.0%
Total Pennsylvania
(Cost $443,005)		444,889	3.6%
Puerto Rico
Total Puerto Rico
(Cost $41,869)#		42,559	0.4%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Summary Schedule of Investments, December 31, 2015

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Rhode Island
Providence Public Buildings Authority
5.125%, 06/15/2021 (Insured by AGM)	$100,000	$109,836	0.9%
Rhode Island Student Loan Authority
3.000%, 12/01/2016	100,000	101,701	0.8%
Total Rhode Island
(Cost $210,741)		211,537	1.7%
South Carolina
Scago Educational Facilities Corp for Union School District
4.000%, 12/01/2017	100,000	105,523	0.8%
Other South Carolina#		170,756	1.4%
Total South Carolina
(Cost $274,788)		276,279	2.2%
Tennessee
Total Tennessee
(Cost $32,517)#		33,014	0.3%
Texas
Central Texas Turnpike System
5.000%, 08/15/2042 (Callable 04/01/2020)
(Mandatory Tender Date 04/01/2020)(1)	100,000	113,299	0.9%
Harlingen Consolidated Independent School District
5.000%, 08/15/2021 (PSF Guaranteed)	100,000	118,876	1.0%
Kerrville Health Facilities Development Corp.
5.450%, 08/15/2035 (Callable 02/15/2016)	90,000	90,504	0.7%
Port of Port Arthur Navigation District
0.270%, 04/01/2040 (Optional Put Date 01/04/2016)
(Callable 12/31/2015)(1)	100,000	100,000	0.8%
SA Energy Acquisition Public Facility Corp.
5.500%, 08/01/2022	100,000	118,136	1.0%
Texas Municipal Gas Acquisition & Supply Corp I
5.250%, 12/15/2018	105,000	116,160	0.9%
5.250%, 12/15/2021	50,000	58,147	0.5%
Other Texas#		796,034	6.4%
Total Texas
(Cost $1,503,343)		1,511,156	12.2%
Utah
Utah Housing Corp.
4.000%, 01/01/2045 (Callable 01/01/2026)	100,000	107,765	0.9%
Total Utah
(Cost $107,618)		107,765	0.9%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Summary Schedule of Investments, December 31, 2015

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Virgin Islands
Virgin Islands Public Finance Authority
4.000%, 10/01/2017	$110,000	$114,558	0.9%
5.000%, 09/01/2020	100,000	112,823	0.9%
Total Virgin Islands
(Cost $227,314)		227,381	1.8%
Virginia
Total Virginia
(Cost $50,416)#		50,030	0.4%
Washington
Total Washington
(Cost $196,570)#		196,345	1.6%
Wisconsin
Wisconsin Health & Educational Facilities Authority
3.000%, 07/01/2017	100,000	103,304	0.8%
4.000%-5.250%, 08/15/2017-04/15/2024	125,000	135,202	1.1%
Other Wisconsin#		26,610	0.2%
Total Wisconsin
(Cost $264,465)		265,116	2.1%
Total Long-Term Investments
(Cost $11,753,668)		11,790,752	95.1%
Short-Term Investments
	Shares
Money Market Mutual Funds
Fidelity Institutional Money Market Funds –
Tax-Exempt Portfolio, 0.01%«	148,641	148,641	1.2%
Goldman Sachs Financial Square Funds, 0.01%«	500,000	500,000	4.0%
Total Short-Term Investments
(Cost $648,641)		648,641	5.2%
Total Investments
(Cost $12,402,309)		12,439,393	100.3%
Liabilities in Excess of Other Assets		(32,779)	(0.3)%
TOTAL NET ASSETS		$12,406,614	100.0%
Notes to Summary Schedule of Investments
AGM – Assured Guaranty Municipal
AMBAC – Ambac Assurance Corporation
BAM – Build America Mutual
PSF – Texas Permanent School Fund
Q-SBLF – Qualified School Building Loan Fund
(1)	Variable or floating rate security. Floating rate securities are securities whose yields vary with a designated index rate. These securities rates are as of December 31, 2015.

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Summary Schedule of Investments, December 31, 2015

(2)
Auction Rate Security. An Auction Rate Security is a debt instrument with a long nominal maturity for which the interest rate is regularly reset through a Dutch auction. The rate presented is either the rate set through the auction or the maximum interest rate provided for in the security issuance provision.

«	7-Day Yield
#	Represents the aggregate value, by category, securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

Summary of Fair Value Exposure at December 31, 2015

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Municipal Bonds
Municipal Bonds	$—	$11,790,752	$—	$11,790,752
Total Municipal Bonds	—	11,790,752	—	11,790,752
Short-Term Investments
Money Market Mutual Funds	648,641	—	—	648,641
Total Short-Term Investments	648,641	—	—	648,641
Total Investments	$648,641	$11,790,752	$—	$12,439,393

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period.  See the Fund’s valuation policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
December 31, 2015

The Baird Quality Intermediate Municipal Bond Fund seeks current income that is substantially exempt from federal income tax. A secondary objective is to provide total return with relatively low volatility of principal. The Fund uses the Barclays Quality Intermediate Municipal Bond Index as its benchmark.  The Barclays Quality Intermediate Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 12 years and at least $5 million in principal outstanding.

*	Effective September 1, 2015, the Baird Intermediate Municipal Bond Fund was renamed the “Baird Quality Intermediate Municipal Bond Fund.”

During the year, the Fund generated positive absolute performance and lagged its benchmark.

Positive contributors to the Portfolio’s relative performance include:

•	A modest barbell yield curve allocation with an underweight in the 3- to 5-year maturity segment.
•	An overweight in the cash to 1-year maturity segment.

Detractors from the Fund’s relative performance include:

•	An overweight to AAA rated issues.
•	An overweight to Pre-refunded issues.

There are several key strategies employed in the Fund on an ongoing basis that help differentiate it from others in the intermediate municipal fund space.  The first differentiator is a consistent overweight among higher quality issues, with particular emphasis on AAA rated securities.  For example, as of December 31, 2015 the Fund held 72% of its assets in AAA (or equivalent) issues, compared to a 17% allocation in the benchmark.  A second important Fund strategy, consistent with the quality focus, is a persistent overweight to U.S. government backed issues.  Finally, a third key focus is the minimization of maturity extension risk should interest rates rise sharply.  The Fund attempts to accomplish this objective by limiting the exposure to callable securities and, when callable securities are held, to keep the difference between the call date and the final maturity date to a minimum.

The fundamental strategies outlined above are differentiating factors that the Fund continues to follow, and they are particularly important during periods of heightened market volatility.  The Fund intends to continue to maintain an effective duration of approximately 4.5 years.  Finally, even if the yield curve flattens further as the Fed normalizes monetary policy, the benefits of rolling down the intermediate maturity segment should continue to accrue to shareholders.

Baird Quality Intermediate Municipal Bond Fund
December 31, 2015 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)

	Net Assets	$1,148,783,504

	SEC 30-Day
	Yield(4)
	Institutional Class	1.55%
	Investor Class	1.30%

	Average
	Effective
	Duration	4.36 years

	Average
	Effective
	Maturity	4.80 years

	Annualized
Sector Weightings(1)	Expense
	Ratio
	Institutional Class	0.30%
	Investor Class	0.55%	(5)

	Portfolio
	Turnover Rate	9.3%

	Number of
	Holdings	303

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO).  NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	Includes pre-refunded and escrowed-to-maturity (ETM) bonds.
(4)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2015.
(5)	Includes 0.25% 12b-1 fee.

Baird Quality Intermediate Municipal Bond Fund
December 31, 2015 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (3/30/01), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (3/30/01), assuming reinvestment of all distributions.

Baird Quality Intermediate Municipal Bond Fund(1)
December 31, 2015 (Unaudited)

Total Returns

		Average Annual
	One	Five	Ten	Since
For the Periods Ended December 31, 2015	Year	Years	Years	Inception(2)
Institutional Class Shares	2.19%	3.39%	4.05%	4.40%
Investor Class Shares	1.89%	3.14%	3.78%	4.13%
Barclays Quality Intermediate
Municipal Bond Index(3)	2.71%	3.93%	4.33%	4.38%
Barclays 7-Year General Obligation Bond Index(4)	3.18%	4.34%	4.74%	4.78%

(1)	Effective September 1, 2015, the Fund changed its name from the Baird Intermediate Municipal Bond Fund to the Baird Quality Intermediate Municipal Bond Fund.
(2)	For the period from March 30, 2001 (inception date) through December 31, 2015.
(3)
The Barclays Quality Intermediate Municipal Bond Index is an unmanaged, market value weighted index consisting of tax-exempt, fixed-rate securities that are rated A3 or better, with maturities between 2 and 12 years.  Securities must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million.  The bonds must be fixed rate, have a dated-date after December 31, 1990. This Index does not reflect any deduction for fees, expenses or taxes. A direct investment in an index is not possible. The Fund changed its benchmark from the Barclays 7-Year General Obligation Bond Index to the Barclays Quality Intermediate Municipal Bond Index effective September 1, 2015 because the Fund’s investment advisor believes that the Barclays Quality Intermediate Municipal Bond Index is more representative of the investment approach used to manage the Fund.

(4)
The Barclays 7-Year General Obligation Bond Index is an unmanaged, market value weighted index comprised of investment grade state and local general obligation bonds that have been issued as part of an offering of at least $50 million, have a minimum amount outstanding of $5 million, have been issued in the last 5 years and have a maturity of six to eight years. This index does not reflect any deduction for fees, expenses or taxes. A direct investment in an index is not possible.

The line graph on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest up to 25% of its total assets in municipal obligations issued by persons in the same state. As a result, changes in economic, business or political conditions of a particular state may have a disproportionate impact on the Fund’s share price. Municipal securities investments are not appropriate for all investors, especially those taxed at lower rates.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Quality Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2015

This schedule summarizes the Fund’s holdings by asset type. Details are reported for each of the Fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the Fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The Fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter end. For the second and fourth fiscal quarters, the complete listing of the Fund’s holdings is available electronically in the Fund’s Form N-CSR at http://www.bairdfunds.com/prospectuses-reports and on the Securities and Exchange Commission’s website (www.sec.gov) or you can have it mailed to you without charge by calling 1-866-44BAIRD. For the first and third fiscal quarters, the Fund files the lists with the SEC on Form N-Q. Shareholders can look up the Fund’s Forms N-CSR and N-Q on the SEC’s website (www.sec.gov).

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
Municipal Bonds
Alabama
Total Alabama
(Cost $2,152,240)#		$2,291,365	0.2%
Arizona
Total Arizona
(Cost $1,009,587)#		1,066,690	0.1%
Arkansas
Total Arkansas
(Cost $1,103,551)#		1,094,730	0.1%
California
Bakersfield California Certificates Participation
0.000%, 04/15/2021 (ETM)	$12,380,000	11,363,973	1.0%
San Joaquin Hills California Transportation
Corridor Agency Toll Road Revenue
0.000%, 01/01/2020 (ETM)	6,865,000	6,529,782	0.6%
0.000%, 01/01/2023 (ETM)	14,000,000	12,464,340	1.1%
San Marcos California Public
Facilities Authority Revenue
0.000%, 09/01/2019 (ETM)	17,295,000	16,513,439	1.4%
Other California#		7,479,735	0.6%
Total California
(Cost $49,797,094)		54,351,269	4.7%
Colorado
Dawson Ridge Metropolitan District No. 1 Colorado
0.000%, 10/01/2022 (ETM)	27,895,000	24,574,937	2.1%
0.000%, 10/01/2022 (ETM)	17,540,000	15,452,389	1.4%
Regional Transportation District
Colorado Sales Tax Revenue
5.000%, 11/01/2036 (Pre-refunded to 11/01/2016)
(Insured by AMBAC)	6,785,000	7,037,741	0.6%

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2015

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Other Colorado#		$8,870,633	0.8%
Total Colorado
(Cost $53,201,885)		55,935,700	4.9%
Connecticut
Total Connecticut
(Cost $4,917,895)#		5,084,410	0.4%
Delaware
Total Delaware
(Cost $2,298,143)#		2,311,340	0.2%
District of Columbia
Total District of Columbia
(Cost $165,576)#		165,618	0.0%
Florida
Broward County Florida School Board
5.250%, 07/01/2022 (Callable 07/01/2021)	$8,390,000	9,833,415	0.9%
5.250%, 07/01/2023 (Callable 07/01/2021)	4,915,000	5,710,542	0.5%
County of St. Lucie Florida
6.000%, 10/01/2020 (ETM)	6,420,000	7,502,027	0.7%
Florida State Board of Education
5.000%, 06/01/2022 (Callable 06/01/2019)	13,800,000	15,494,088	1.4%
Miami-Dade County Florida
4.500%, 10/01/2020	7,100,000	8,021,509	0.7%
Other Florida#		49,671,590	4.2%
Total Florida
(Cost $90,411,433)		96,233,171	8.4%
Georgia
Forsyth County Georgia Hospital
Authority Revenue Anticipation Certificates
6.375%, 10/01/2028 (ETM)	8,050,000	10,250,145	0.9%
Gwinnett County Georgia School District
5.000%, 02/01/2026 (Pre-refunded to 02/01/2018)	7,500,000	8,127,375	0.7%
State of Georgia
5.000%, 07/01/2020 (Callable 07/01/2017)	12,570,000	13,383,153	1.2%
Other Georgia#		8,006,460	0.7%
Total Georgia
(Cost $39,002,920)		39,767,133	3.5%
Illinois
Chicago Illinois Board of Education
6.000%, 01/01/2020 (Insured by NPFGC)	14,745,000	15,886,705	1.3%
5.000%, 12/01/2017	6,445,000	6,580,484	0.6%

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2015

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Illinois Finance Authority
0.000%, 07/15/2023 (ETM)	$21,475,000	$18,296,485	1.6%
0.000%, 07/15/2025 (ETM)	12,625,000	10,039,779	0.9%
6.625%, 11/01/2039 (Pre-refunded to 05/01/2019)	395,000	464,236	0.0%
Kane McHenry Cook & De Kalb Counties
Illinois School District No. 300
7.000%, 01/01/2018 (ETM)	5,775,000	6,459,569	0.5%
Kendall Kane & Will Counties
Community Unit School District No. 308
0.000%, 02/01/2021 (Insured by AGM)	13,625,000	12,157,860	1.1%
Village of Schaumburg IL
4.000%, 12/01/2024 (Callable 12/01/2022)	5,750,000	6,424,992	0.6%
Other Illinois#		58,611,808	5.2%
Total Illinois
(Cost $130,345,955)		134,921,918	11.8%
Indiana
Total Indiana
(Cost $12,389,664)#		13,023,189	1.1%
Kansas
Total Kansas
(Cost $3,165,045)#		3,332,522	0.3%
Kentucky
Louisville & Jefferson County Metropolitan Government
6.125%, 02/01/2037 (Pre-refunded to 02/01/2018)	13,980,000	15,471,107	1.4%
Other Kentucky#		3,634,822	0.3%
Total Kentucky
(Cost $18,961,451)		19,105,929	1.7%
Louisiana
Louisiana Public Facilities Authority
6.750%, 07/01/2039 (Pre-refunded to 07/01/2019)	5,695,000	6,766,685	0.6%
Louisiana Public Facilities Authority Revenue
5.500%, 05/15/2027 (Pre-refunded to 05/15/2026)	10,145,000	13,132,398	1.1%
5.500%, 05/15/2032 (Pre-refunded to 05/15/2026)	21,680,000	28,699,117	2.5%
State of Louisiana
5.000%, 11/15/2020 (Callable 05/15/2020)	10,000,000	11,539,700	1.0%
5.000%, 11/15/2018	1,775,000	1,968,706	0.2%
Other Louisiana#		3,322,238	0.3%
Total Louisiana
(Cost $59,329,292)		65,428,844	5.7%
Maryland
Total Maryland
(Cost $3,744,767)#		3,787,025	0.3%

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2015

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Massachusetts
Massachusetts State
4.000%, 12/01/2022 (Callable 12/01/2019)	$15,000,000	$16,500,150	1.4%
Other Massachusetts#		6,224,382	0.6%
Total Massachusetts
(Cost $22,206,507)		22,724,532	2.0%
Michigan
Michigan Finance Authority
5.000%, 01/01/2019	7,000,000	7,806,330	0.7%
Other Michigan#		32,425,233	2.8%
Total Michigan
(Cost $39,137,491)		40,231,563	3.5%
Minnesota
University of Minnesota
5.500%, 07/01/2021 (ETM)	9,980,000	11,705,742	1.0%
Other Minnesota#		1,992,860	0.2%
Total Minnesota
(Cost $13,404,787)		13,698,602	1.2%
Missouri
Total Missouri
(Cost $2,289,286)#		2,330,470	0.2%
Nebraska
Total Nebraska
(Cost $3,968,817)#		3,988,770	0.4%
Nevada
Total Nevada
(Cost $2,085,982)#		2,160,808	0.2%
New Hampshire
Total New Hampshire
(Cost $3,409,858)#		3,398,325	0.3%
New Jersey
Total New Jersey
(Cost $20,825,615)#		21,149,236	1.8%
New Mexico
Total New Mexico
(Cost $1,472,560)#		1,477,397	0.1%
New York
Metropolitan Transit Authority New York
6.000%, 04/01/2020 (ETM)	13,615,000	15,353,635	1.3%
New York State Dormitory Authority
5.000%, 12/15/2023 (Callable 12/15/2022)	11,685,000	14,225,319	1.3%

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2015

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Westchester Tobacco Asset Securitization/NY
6.950%, 07/15/2039 (Pre-refunded to 07/15/2017)	$13,075,000	$14,431,139	1.3%
Other New York#		25,282,049	2.1%
Total New York
(Cost $67,038,789)		69,292,142	6.0%
North Carolina
North Carolina Eastern Municipal Power Agency
5.000%, 01/01/2021 (ETM)	10,120,000	11,686,879	1.0%
4.500%, 01/01/2024 (Pre-refunded to 01/01/2022)	11,465,000	13,252,279	1.2%
5.000%-6.400%, 01/01/2017-01/01/2026	12,727,000	13,971,032	1.2%
Other North Carolina#		520,240	0.0%
Total North Carolina
(Cost $38,740,438)		39,430,430	3.4%
Ohio
State of Ohio
5.000%, 06/15/2021	6,740,000	8,006,985	0.7%
Other Ohio#		14,594,531	1.3%
Total Ohio
(Cost $21,768,294)		22,601,516	2.0%
Oregon
Total Oregon
(Cost $5,425,659)#		5,406,150	0.5%
Pennsylvania
Pennsylvania Convention Center
Authority Revenue Bonds
6.000%, 09/01/2019 (ETM)	13,755,000	15,467,085	1.3%
Other Pennsylvania#		23,606,410	2.1%
Total Pennsylvania
(Cost $38,385,131)		39,073,495	3.4%
Puerto Rico
Total Puerto Rico
(Cost $11,780,827)#		9,634,259	0.8%
Rhode Island
Total Rhode Island
(Cost $5,943,250)#		6,083,550	0.5%
South Carolina
Piedmont Municipal Power Agency
South Carolina Electric Revenue
6.750%, 01/01/2020 (ETM)	6,450,000	7,794,438	0.7%
Other South Carolina#		5,487,115	0.5%
Total South Carolina
(Cost $12,571,357)		13,281,553	1.2%

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2015

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
South Dakota
Total South Dakota
(Cost $235,000)#		$235,000	0.0%
Tennessee
Total Tennessee
(Cost $8,652,284)#		8,955,014	0.8%
Texas
City of Houston TX Combined Utility System Revenue
0.000%, 12/01/2019 (ETM)	$13,355,000	12,671,758	1.1%
5.500%, 12/01/2029 (ETM)	16,050,000	21,652,413	1.9%
5.500%, 12/01/2024 (ETM)	1,735,000	2,194,289	0.2%
Harris County Texas
5.750%, 10/01/2028 (Pre-refunded to 10/01/2018)	6,930,000	7,804,081	0.7%
5.000%-5.750%, 10/01/2019-10/01/2026	5,855,000	7,096,720	0.6%
Lamar Consolidated Independent School District
5.000%, 02/15/2026 (PSF Guaranteed)	5,860,000	7,400,653	0.6%
North East Independent School District/TX
5.000%, 08/01/2021 (PSF Guaranteed)	6,095,000	7,223,489	0.7%
5.000%, 08/01/2023 (PSF Guaranteed)	5,805,000	7,100,154	0.6%
5.000%, 02/01/2024 (PSF Guaranteed)	2,930,000	3,604,046	0.3%
San Antonio Texas Electric & Gas Revenue
5.650%, 02/01/2019 (ETM)	11,665,000	12,671,923	1.1%
Tarrant County Texas Health Facilities Revenue
6.000%, 09/01/2024 (ETM)	7,385,000	8,865,028	0.8%
Texas State
5.000%, 10/01/2018	6,285,000	6,954,541	0.6%
Tomball Independent School District
5.000%, 02/15/2025 (PSF Guaranteed)	5,865,000	7,301,221	0.6%
University of Texas System
5.000%, 08/15/2022	9,530,000	11,520,817	1.0%
Other Texas#		115,813,957	10.1%
Total Texas
(Cost $231,973,560)		239,875,090	20.9%
Utah
Total Utah
(Cost $8,850,408)#		9,379,716	0.8%
Virginia
Total Virginia
(Cost $4,416,215)#		4,484,539	0.4%
Washington
Washington Health Care Facilities Authority
6.250%, 08/01/2036 (Pre-refunded to 08/01/2018)	8,100,000	9,140,688	0.8%
6.125%-6.250%, 08/01/2028-11/15/2041	6,520,000	7,991,040	0.7%

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2015

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Washington State
5.000%, 01/01/2021	$10,000,000	$11,743,700	1.0%
5.500%, 07/01/2023	5,000,000	6,119,850	0.6%
Other Washington#		13,646,449	1.1%
Total Washington
(Cost $46,941,245)		48,641,727	4.2%
West Virginia
Total West Virginia
(Cost $1,228,729)#		1,243,441	0.1%
Wisconsin
Total Wisconsin
(Cost $2,273,600)#		2,343,282	0.2%
Total Long-Term Investments
(Cost $1,087,022,187)		1,129,021,460	98.3%
Short-Term Investment
	Shares
Money Market Mutual Fund
Goldman Sachs Financial Square Funds, 0.01%«	3,943,030	3,943,030	0.3%
Total Short-Term Investment
(Cost $3,943,030)		3,943,030	0.3%
Total Investments
(Cost $1,090,965,217)		1,132,964,490	98.6%
Other Assets in Excess of Liabilities		15,819,014	1.4%
TOTAL NET ASSETS		$1,148,783,504	100.0%
Notes to Summary Schedule of Investments
AGM – Assured Guaranty Municipal
AMBAC – Ambac Assurance Corporation
NPFGC – National Public Finance Guarantee Corp.
PSF – Texas Permanent School Fund
ETM – Escrowed to Maturity
«	7-Day Yield
#	Represents the aggregate value, by category, securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2015

Summary of Fair Value Exposure at December 31, 2015

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Municipal Bonds
Municipal Bonds	$—	$1,129,021,460	$—	$1,129,021,460
Total Municipal Bonds	—	1,129,021,460	—	1,129,021,460
Short-Term Investment
Money Market Mutual Fund	3,943,030	—	—	3,943,030
Total Short-Term Investment	3,943,030	—	—	3,943,030
Total Investments	$3,943,030	$1,129,021,460	$—	$1,132,964,490

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report.  See the Fund’s valuation policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
December 31, 2015

The Baird Core Intermediate Municipal Bond Fund seeks a high level of current income that is exempt from federal income tax and is consistent with preservation of capital.

Since inception (August 31, 2015) the Fund has generated positive absolute returns and outperformed its benchmark.

Positive contributors to the Fund’s relative performance include:

•	A barbelled yield curve allocation in which the Fund was underweight maturities in the 3- to 5-year segment of the curve, and overweight maturities both shorter and longer.
•	An overweight allocation to BBB rated securities which benefited from a compression of credit spreads during the quarter.
•	An overweight allocation to the Revenue-backed sector, relative to General Obligation and Pre-refunded issues.
•	Within the Revenue sector, an overweight to Hospitals, Housing, and Water/Sewer issues.
•	Individual security selection, particularly through the use of floating rate securities.

Detractors from the Fund’s relative performance include:

•	An underweight to the 10- to 13-year maturity segment of the yield curve.
•	An underweight to A rated securities.
•	Within the Revenue sector, an underweight to Transportation and corporate-backed issues.

Looking forward, the Fund intends to focus on three key objectives to enhance shareholder value.  The first is to identify and capture broad market inefficiencies, specifically as it relates to the yield curve, credit weighting, sector allocation and security selection, while maintaining a neutral duration target relative to the benchmark.  The Fund expects to maintain a barbelled curve allocation in anticipation of the ongoing normalization of monetary policy.  The Fund also intends to maintain a modest credit overweight, which should benefit the Fund due to expected ongoing economic expansion and rising tax revenues.  It is expected that an overweight in Revenue-backed bonds will also be maintained in order to benefit both from the anticipated cyclical expansion but also to help minimize exposure to pension risk among municipalities. The second objective is to achieve and maintain a yield advantage over the benchmark.  The Fund will attempt to achieve this objective by capturing both structural and credit opportunities in the security selection process. Finally, the third objective is to manage risk across the Fund in a controlled and prudent manner.  Risk management is crucial to consistency of ongoing performance.

Baird Core Intermediate Municipal Bond Fund
December 31, 2015 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)

	Net Assets	$51,062,409

	SEC 30-Day
	Yield(4)
	Institutional Class	1.59%
	Investor Class	1.29%

	Average
	Effective
	Duration	4.61 years

	Average
	Effective
	Maturity	4.83 years

	Annualized
Sector Weightings(1)	Expense
	Ratio
	Institutional Class	0.30%
	Investor Class	0.55%	(5)

	Portfolio
	Turnover Rate	108.3%	(6)

	Number of
	Holdings	189

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO).  NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	Includes pre-refunded and escrowed-to-maturity (ETM) bonds.
(4)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2015.
(5)	Includes 0.25% 12b-1 fee.
(6)	Not annualized.

Baird Core Intermediate Municipal Bond Fund
December 31, 2015 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (8/31/15), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (8/31/15), assuming reinvestment of all distributions.

Baird Core Intermediate Municipal Bond Fund
December 31, 2015 (Unaudited)

Total Returns

Since
For the Periods Ended December 31, 2015	Inception(1)
Institutional Class Shares	1.98%
Investor Class Shares	1.91%
Barclays Municipal Bond (1-15 Year) Index(2)	1.84%

(1)	For the period from August 31, 2015 (inception date) through December 31, 2015.
(2)
The Barclays Municipal Bond (1-15 Year) Index is an unmanaged, market value weighted index of investment-grade, tax-exempt, and fixed-rate securities with maturities between 1 and 17 years.  Securities must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million.  The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date.  This Index does not reflect any deduction for fees, expenses or taxes. A direct investment in an index is not possible.

The line graph on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest up to 25% of its total assets in municipal obligations issued by persons in the same state. As a result, changes in economic, business or political conditions of a particular state may have a disproportionate impact on the Fund’s share price. Municipal securities investments are not appropriate for all investors, especially those taxed at lower rates.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Core Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2015

This schedule summarizes the Fund’s holdings by asset type. Details are reported for each of the Fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the Fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The Fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter end. For the second and fourth fiscal quarters, the complete listing of the Fund’s holdings is available electronically in the Fund’s Form N-CSR at http://www.bairdfunds.com/prospectuses-reports and on the Securities and Exchange Commission’s website (www.sec.gov) or you can have it mailed to you without charge by calling 1-866-44BAIRD. For the first and third fiscal quarters, the Fund files the lists with the SEC on Form N-Q. Shareholders can look up the Fund’s Forms N-CSR and N-Q on the SEC’s website (www.sec.gov).

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
Municipal Bonds
Alabama
Total Alabama
(Cost $691,677)#		$693,321	1.4%
Alaska
Alaska Municipal Bond Bank Authority
5.000%, 08/01/2027 (Callable 08/01/2023)	$500,000	597,890	1.1%
City of Valdez AK
5.000%, 01/01/2021	435,000	497,971	1.0%
Other Alaska#		102,724	0.2%
Total Alaska
(Cost $1,166,998)		1,198,585	2.3%
Arizona
Arizona Transportation Board
5.000%, 07/01/2025 (Callable 07/01/2019)	350,000	396,301	0.8%
City of El Mirage AZ
5.000%, 07/01/2026 (Callable 07/01/2020)	450,000	511,376	1.0%
City of Tucson AZ Water System Revenue
5.000%, 07/01/2032 (Callable 07/01/2025)	500,000	600,305	1.2%
Other Arizona#		110,704	0.2%
Total Arizona
(Cost $1,581,413)		1,618,686	3.2%
Arkansas
Pulaski County Public Facilities Board
4.000%, 07/01/2017	380,000	392,943	0.8%
Other Arkansas#		579,308	1.1%
Total Arkansas
(Cost $969,483)		972,251	1.9%
California
California Health Facilities Financing Authority
5.000%, 04/01/2020	350,000	382,298	0.8%

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2015

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Dinuba Redevelopment Agency
5.000%, 09/01/2028 (Callable 09/01/2024)	$330,000	$384,882	0.8%
East Bay Municipal Utility
District Water System Revenue
5.000%, 06/01/2033 (Callable 06/01/2024)	475,000	565,278	1.1%
San Bernardino City Unified School District
5.000%, 08/01/2027 (Callable 08/01/2023)
(Insured by AGM)	450,000	530,195	1.0%
Southern California Public Power Authority
0.130%, 07/01/2031
(Optional Put Date 01/08/2016)
(Callable 07/01/2021)(1)	600,000	600,000	1.2%
Westlands Water District
5.000%, 09/01/2030 (Callable 09/01/2022)
(Insured by AGM)	500,000	589,580	1.2%
Other California#		2,450,362	4.7%
Total California
(Cost $5,437,086)		5,502,595	10.8%
Colorado
Bromley Park Metropolitan District No. 2
4.250%, 12/01/2022 (Callable 12/01/2017)	400,000	405,908	0.8%
Other Colorado#		258,892	0.5%
Total Colorado
(Cost $665,730)		664,800	1.3%
District of Columbia
Total District of Columbia
(Cost $166,462)#		166,957	0.3%
Florida
City of Orlando FL
5.250%, 11/01/2026 (Callable 05/01/2024)	500,000	617,055	1.2%
5.000%, 10/01/2027 (Callable 10/01/2020)	100,000	116,589	0.2%
Deutsche Bank Spears/Lifers Trust
0.180%, 10/01/2041 (Optional Put Date 01/08/2016)
(Callable 10/01/2020)(1)	600,000	600,000	1.2%
0.260%, 09/01/2042 (Optional Put Date 01/08/2016)
(Callable 09/01/2017)(1)	500,000	500,000	1.0%
Other Florida#		1,596,453	3.1%
Total Florida
(Cost $3,409,186)		3,430,097	6.7%
Georgia
Burke County Development Authority
0.220%, 07/01/2049 (Optional Put Date 01/04/2016)
(Callable 12/31/2015)(1)	500,000	500,000	1.0%

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2015

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Other Georgia#		$1,185,962	2.3%
Total Georgia
(Cost $1,675,011)		1,685,962	3.3%
Illinois
Chicago O’Hare International Airport
5.500%, 01/01/2031 (Callable 01/01/2021)	$500,000	578,025	1.1%
5.000%, 01/01/2020 (Callable 01/01/2017)
(Insured by AGM)	100,000	104,168	0.2%
City of Chicago IL
5.000%, 01/01/2026 (Callable 02/01/2016)
(Insured by AGM)	500,000	504,455	1.0%
4.250%, 01/01/2019	225,000	234,414	0.5%
City of Chicago IL Motor Fuel Tax Revenue
5.000%, 01/01/2026 (Callable 01/01/2024)	500,000	529,335	1.0%
City of Chicago IL Waterworks Revenue
5.000%, 11/01/2028 (Callable 11/01/2018)
(Insured by AGM)	450,000	477,144	0.9%
Town of Cicero IL
5.000%, 01/01/2019 (Insured by AGM)	400,000	433,284	0.9%
Village of Franklin Park IL
5.000%, 04/01/2023	400,000	457,264	0.9%
Other Illinois#		1,422,305	2.8%
Total Illinois
(Cost $4,698,898)		4,740,394	9.3%
Indiana
Total Indiana
(Cost $852,664)#		858,575	1.7%
Iowa
Total Iowa
(Cost $589,530)#		591,550	1.2%
Kansas
Total Kansas
(Cost $113,539)#		114,363	0.2%
Louisiana
Total Louisiana
(Cost $307,547)#		306,179	0.6%
Maine
Total Maine
(Cost $317,994)#		319,101	0.6%
Maryland
Maryland Health & Higher Educational Facilities Authority
5.000%, 05/15/2028 (Callable 05/15/2023)	460,000	539,879	1.1%

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2015

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Other Maryland#		$25,518	0.0%
Total Maryland
(Cost $560,096)		565,397	1.1%
Massachusetts
Total Massachusetts
(Cost $699,767)#		705,108	1.4%
Michigan
Total Michigan
(Cost $1,409,261)#		1,424,822	2.8%
Minnesota
Western Minnesota Municipal Power Agency
5.000%, 01/01/2033 (Callable 01/01/2024)	$500,000	584,465	1.1%
Other Minnesota#		49,841	0.1%
Total Minnesota
(Cost $626,281)		634,306	1.2%
Mississippi
Mississippi Development Bank
5.500%, 10/01/2019	550,000	608,278	1.2%
6.750%, 12/01/2033 (Callable 12/01/2023)
(Insured by AGM)	200,000	263,802	0.5%
Total Mississippi
(Cost $862,676)		872,080	1.7%
Missouri
Total Missouri
(Cost $514,141)#		517,363	1.0%
Montana
Montana Board of Housing
3.600%, 12/01/2030 (Callable 06/01/2022)	520,000	531,034	1.0%
Total Montana
(Cost $538,956)		531,034	1.0%
Nevada
Las Vegas Valley Water District
0.250%, 06/01/2036 (Optional Put Date 01/04/2016)
(Callable 12/31/2015)(1)	500,000	500,000	1.0%
Total Nevada
(Cost $500,000)		500,000	1.0%
New Jersey
New Jersey Economic Development Authority
4.000%, 06/15/2017	375,000	386,250	0.8%
5.000%, 06/15/2023	275,000	310,065	0.6%

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2015

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
New Jersey Health Care Facilities Financing Authority
4.500%-5.000%, 07/01/2025-07/01/2026	$575,000	$662,568	1.3%
New Jersey Transportation Trust Fund Authority
5.250%, 12/15/2019	345,000	376,464	0.7%
New Jersey Turnpike Authority
5.000%, 01/01/2026 (Callable 01/01/2023)	500,000	586,665	1.2%
Other New Jersey#		522,295	1.0%
Total New Jersey
(Cost $2,806,673)		2,844,307	5.6%
New York
Metropolitan Transportation Authority
0.843%, 11/01/2022 (Callable 01/21/2016)
(Insured by AGM)(1)(2)	475,000	457,648	0.9%
New York City Municipal Water Finance Authority
0.300%, 06/15/2032 (Optional Put Date 01/04/2016)
(Callable 01/15/2016)(1)	600,000	600,000	1.2%
Other New York#		1,743,880	3.4%
Total New York
(Cost $2,798,760)		2,801,528	5.5%
North Carolina
Total North Carolina
(Cost $541,096)#		541,822	1.1%
North Dakota
City of Hazen ND
2.500%, 07/01/2017 (Callable 01/01/2017)	400,000	400,000	0.8%
Other North Dakota#		361,059	0.7%
Total North Dakota
(Cost $758,692)		761,059	1.5%
Ohio
City of Cleveland OH
5.000%, 10/01/2023	430,000	517,918	1.0%
City of Dayton OH Airport Revenue
5.000%, 12/01/2034 (Callable 12/01/2023)
(Insured by AGM)	400,000	449,616	0.9%
Other Ohio#		1,513,408	3.0%
Total Ohio
(Cost $2,451,536)		2,480,942	4.9%
Oklahoma
Total Oklahoma
(Cost $502,666)#		508,551	1.0%

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2015

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Pennsylvania
Total Pennsylvania
(Cost $1,350,799)#		$1,354,093	2.6%
Puerto Rico
Total Puerto Rico
(Cost $35,263)#		35,906	0.1%
Rhode Island
Total Rhode Island
(Cost $108,924)#		109,836	0.2%
South Carolina
Scago Educational Facilities Corp
for Union School District
5.000%, 12/01/2023	$500,000	593,460	1.2%
Other South Carolina#		884,396	1.7%
Total South Carolina
(Cost $1,436,691)		1,477,856	2.9%
South Dakota
South Dakota Health & Educational Facilities Authority
5.000%, 09/01/2028 (Callable 09/01/2020)	325,000	368,105	0.7%
Total South Dakota
(Cost $362,833)		368,105	0.7%
Tennessee
Total Tennessee
(Cost $220,929)#		225,213	0.4%
Texas
Harris County Cultural ED FA
5.000%, 12/01/2035 (Callable 12/01/2022)	350,000	389,672	0.8%
Mesquite Independent School District
5.000%, 08/15/2029 (Callable 08/15/2025)
(PSF Guaranteed)	500,000	614,320	1.2%
Port of Port Arthur Navigation District
0.270%, 04/01/2040 (Optional Put Date 01/04/2016)
(Callable 12/31/2015)(1)	500,000	500,000	1.0%
Trophy Club Public Improvement District No. 1
0.000%, 06/01/2017 (Insured by AGM)	370,000	362,730	0.7%
Other Texas#		2,471,208	4.8%
Total Texas
(Cost $4,280,480)		4,337,930	8.5%
Utah
Utah Charter School Finance Authority
5.000%, 10/15/2035 (Callable 10/15/2025)	400,000	453,184	0.9%
The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2015

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Utah Housing Corp.
4.000%, 01/01/2045 (Callable 01/01/2026)	$500,000	$538,825	1.1%
Other Utah#		225,719	0.4%
Total Utah
(Cost $1,212,778)		1,217,728	2.4%
Virgin Islands
Virgin Islands Public Finance Authority
5.000%, 09/01/2020	400,000	451,292	0.9%
Other Virgin Islands#		21,170	0.0%
Total Virgin Islands
(Cost $473,154)		472,462	0.9%
Virginia
Fredericksburg Economic Development Authority
1.910%, 08/01/2038 (Callable 08/01/2016)
(Mandatory Tender Date 02/01/2017)(1)	430,000	430,262	0.8%
Total Virginia
(Cost $431,110)		430,262	0.8%
Washington
Total Washington
(Cost $250,000)#		249,927	0.5%
Wisconsin
State of Wisconsin
5.000%, 05/01/2029 (Callable 05/01/2024)	350,000	419,706	0.8%
Wisconsin Center District
5.000%, 12/15/2030 (Callable 12/15/2022)	395,000	442,064	0.9%
Wisconsin Health & Educational Facilities Authority
5.000%, 12/15/2030 (Callable 12/15/2024)	350,000	402,465	0.8%
5.000%-5.000%, 09/01/2018-09/15/2037	425,000	450,190	0.9%
Total Wisconsin
(Cost $1,693,912)		1,714,425	3.4%
Total Long-Term Investments
(Cost $50,070,692)		50,545,478	99.0%

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2015

Short-Term Investments

			% of
	Shares	Value	Net Assets
Money Market Mutual Fund
Goldman Sachs Financial Square Funds, 0.01%«	701,024	$701,024	1.4%
Total Short-Term Investment
(Cost $701,024)		701,024	1.4%
Total Investments
(Cost $50,771,716)		51,246,502	100.4%
Liabilities in Excess of Other Assets		(184,093)	(0.4)%
TOTAL NET ASSETS		$51,062,409	100.0%
Notes to Summary Schedule of Investments
AGM – Assured Guaranty Municipal
PSF – Texas Permanent School Fund
(1)	Variable or floating rate security. Floating rate securities are securities whose yields vary with a designated index rate. These securities rates are as of December 31, 2015.
(2)
Auction Rate Security. An Auction Rate Security is a debt instrument with a long nominal maturity for which the interest rate is regularly reset through a Dutch auction. The rate presented is either the rate set through the auction or the maximum interest rate provided for in the security issuance provision.

«	7-Day Yield
#	Represents the aggregate value, by category, securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

Summary of Fair Value Exposure at December 31, 2015

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2015

Summary of Fair Value Exposure at December 31, 2015 (cont.)

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Municipal Bonds
Municipal Bonds	$—	$50,545,478	$—	$50,545,478
Total Municipal Bonds	—	50,545,478	—	50,545,478
Short-Term Investment
Money Market Mutual Fund	701,024	—	—	701,024
Total Short-Term Investment	701,024	—	—	701,024
Total Investments	$701,024	$50,545,478	$—	$51,246,502

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period.  See the Fund’s valuation policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Additional Information on Fund Expenses
December 31, 2015 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, such as management fees; distribution and/or service (12b-1) fees;  and other fund expenses.  Although the Funds do not charge any sales loads, redemption fees, or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/15 – 12/31/15).

Actual Expenses

The third and fourth columns of the following table provide information about account values based on actual returns and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the fourth column entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fifth and sixth columns of the following table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the sixth column of the table (entitled “Expenses Paid During Period”) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs could have been higher.

Additional Information on Fund Expenses
December 31, 2015 (Unaudited)

Actual vs. Hypothetical Returns

					Hypothetical
					(5% return
			Actual		before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Paid
	Expense	Value	Value	During	Value	During
	Ratio(1)	7/1/15	12/31/15	Period(1)(2)	12/31/15	Period(1)(2)
Baird Ultra Short
Bond Fund
Institutional Class	0.15%	$1,000.00	$ 998.50	$0.76	$1,024.45	$0.77
Investor Class	0.40%	$1,000.00	$ 997.40	$2.01	$1,023.19	$2.04

Baird Short-Term
Bond Fund
Institutional Class	0.30%	$1,000.00	$1,000.20	$1.51	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$ 998.90	$2.77	$1,022.43	$2.80

Baird Short-Term
Municipal Bond Fund
Institutional Class	0.30%	$1,000.00	$1,009.40	$1.01	$1,015.71	$1.01
Investor Class	0.55%	$1,000.00	$1,008.60	$1.85	$1,014.87	$1.85

Baird Intermediate
Bond Fund
Institutional Class	0.30%	$1,000.00	$1,000.00	$1.51	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$ 999.60	$2.77	$1,022.43	$2.80

Baird Quality Intermediate
Municipal Bond Fund
Institutional Class	0.30%	$1,000.00	$1,021.90	$1.53	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$1,020.20	$2.80	$1,022.43	$2.80

Baird Core Intermediate
Municipal Bond Fund
Institutional Class	0.30%	$1,000.00	$1,019.80	$1.01	$1,015.71	$1.01
Investor Class	0.55%	$1,000.00	$1,019.10	$1.86	$1,014.87	$1.85

Baird Aggregate
Bond Fund
Institutional Class	0.30%	$1,000.00	$1,004.30	$1.52	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$1,002.90	$2.78	$1,022.43	$2.80

Baird Core Plus
Bond Fund
Institutional Class	0.30%	$1,000.00	$ 999.30	$1.51	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$ 997.20	$2.77	$1,022.43	$2.80

(1)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184 days and divided by 365 to reflect the one-half year period.
(2)
Expenses are equal to the annualized net expense ratio for the Baird Short-Term Municipal Bond Fund and the Baird Core Intermediate Municipal Bond Fund multiplied by the average account value over the period, multiplied by 122/365 to reflect the period since each Fund’s inception on August 31, 2015.

Statements of Assets and Liabilities
December 31, 2015

			Baird
	Baird	Baird	Short-Term
	Ultra Short	Short-Term	Municipal
	Bond Fund	Bond Fund	Bond Fund
ASSETS:
Investments, at value
(cost $194,611,111, $3,099,332,157
and $12,402,309, respectively)*	$193,634,787	$3,076,612,653	$12,439,393
Interest receivable	812,150	18,159,451	96,919
Receivable for Fund shares sold	1,376,906	8,925,329	319,600
Uninvested cash	—	—	9
Receivable for securities lending	213	11,196	—
Total assets	195,824,056	3,103,708,629	12,855,921
LIABILITIES:
Payable for collateral received
for securities loaned (Note 6)	—	47,134,707	—
Payable for securities purchased	4,291,335	37,380,176	446,596
Payable for Fund shares repurchased	—	1,750,765	—
Payable to Advisor and Distributor, net	24,003	778,821	2,711
Other liabilities	985,290	55,005	—
Total liabilities	5,300,628	87,099,474	449,307
NET ASSETS	$190,523,428	$3,016,609,155	$12,406,614
NET ASSETS CONSIST OF:
Capital stock	$191,577,556	$3,042,179,253	$12,350,166
Accumulated undistributed
net investment income	17,379	202,243	8,605
Accumulated net realized
gain (loss) on investments sold	(95,183)	(3,052,837)	10,759
Net unrealized appreciation (depreciation)
on investments	(976,324)	(22,719,504)	37,084
NET ASSETS	$190,523,428	$3,016,609,155	$12,406,614
INSTITUTIONAL CLASS SHARES
Net Assets	$189,324,379	$2,975,993,279	$12,278,663
Shares outstanding ($0.01 par value,
unlimited shares authorized)	18,962,183	310,076,475	1,222,493
Net asset value, offering and
redemption price per share	$9.98	$9.60	$10.04
INVESTOR CLASS SHARES
Net Assets	$1,199,049	$40,615,876	$127,951
Shares outstanding ($0.01 par value,
unlimited shares authorized)	120,095	4,232,180	12,742
Net asset value, offering and
redemption price per share	$9.98	$9.60	$10.04

*	Includes securities out on loan to brokers with a market value of $0, $46,067,092 and $0, respectively.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities
December 31, 2015

		Baird	Baird
		Quality	Core
	Baird	Intermediate	Intermediate
	Intermediate	Municipal	Municipal
	Bond Fund	Bond Fund	Bond Fund
ASSETS:
Investments, at value
(cost $1,964,490,809, $1,090,965,217
and $50,771,716, respectively)*	$1,955,853,805	$1,132,964,490	$51,246,502
Interest receivable	13,685,432	13,384,337	420,840
Receivable for investments sold	26	—	—
Receivable for Fund shares sold	3,456,534	3,914,266	98,683
Receivable for securities lending	322	—	—
Other assets	14,497	—	4
Total assets	1,973,010,616	1,150,263,093	51,766,029
LIABILITIES:
Payable for collateral received
for securities loaned (Note 6)	47,247,814	—	—
Payable for securities purchased	32,389,313	492,923	691,316
Payable for Fund shares repurchased	2,519,168	603,609	—
Payable to Advisor and Distributor, net	526,232	383,057	12,304
Other liabilities	322	—	—
Total liabilities	82,682,849	1,479,589	703,620
NET ASSETS	$1,890,327,767	$1,148,783,504	$51,062,409
NET ASSETS CONSIST OF:
Capital stock	$1,899,510,272	$1,108,027,815	$50,483,868
Accumulated undistributed
net investment income	155,059	22,182	—
Accumulated net realized
gain (loss) on investments sold	(700,560)	(1,265,766)	103,755
Net unrealized appreciation (depreciation)
on investments	(8,637,004)	41,999,273	474,786
NET ASSETS	$1,890,327,767	$1,148,783,504	$51,062,409
INSTITUTIONAL CLASS SHARES
Net Assets	$1,786,952,423	$988,433,609	$50,836,849
Shares outstanding ($0.01 par value,
unlimited shares authorized)	163,490,427	84,225,298	5,016,280
Net asset value, offering and
redemption price per share	$10.93	$11.74	$10.13
INVESTOR CLASS SHARES
Net Assets	$103,375,344	$160,349,895	$225,560
Shares outstanding ($0.01 par value,
unlimited shares authorized)	9,079,935	13,361,547	22,259
Net asset value, offering and
redemption price per share	$11.39	$12.00	$10.13

*	Includes securities out on loan to brokers with a market value of $46,108,268, $0 and $0, respectively.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities
December 31, 2015

	Baird	Baird
	Aggregate	Core Plus
	Bond Fund	Bond Fund
ASSETS:
Investments, at value
(cost $7,131,221,401
and $9,775,227,401, respectively)*	$7,056,890,799	$9,590,907,956
Interest receivable	44,889,814	72,272,434
Receivable for investments sold	5,173	164
Receivable for Fund shares sold	16,433,016	42,768,385
Receivable for securities lending	35,316	67,633
Total assets	7,118,254,118	9,706,016,572
LIABILITIES:
Payable for collateral received
for securities loaned (Note 6)	182,206,644	198,041,000
Payable for securities purchased	116,871,887	108,102,711
Payable for Fund shares repurchased	68,950,716	12,806,110
Payable to Advisor and Distributor	2,071,874	3,604,600
Other liabilities	90,177	132,655
Total liabilities	370,191,298	322,687,076
NET ASSETS	$6,748,062,820	$9,383,329,496
NET ASSETS CONSIST OF:
Capital stock	$6,824,324,827	$9,571,083,772
Accumulated undistributed
net investment income	206,498	396,055
Accumulated net realized
loss on investments sold	(2,137,903)	(3,830,886)
Net unrealized depreciation
on investments	(74,330,602)	(184,319,445)
NET ASSETS	$6,748,062,820	$9,383,329,496
INSTITUTIONAL CLASS SHARES
Net Assets	$6,318,443,271	$7,199,790,672
Shares outstanding ($0.01 par value,
unlimited shares authorized)	595,731,513	663,605,778
Net asset value, offering and
redemption price per share	$10.61	$10.85
INVESTOR CLASS SHARES
Net Assets	$429,619,549	$2,183,538,824
Shares outstanding ($0.01 par value,
unlimited shares authorized)	39,260,014	193,850,233
Net asset value, offering and
redemption price per share	$10.94	$11.26

*	Includes securities out on loan to brokers with a market value of $178,233,376 and $193,054,923, respectively.

The accompanying notes are an integral part of these financial statements.

Statement of Operations
Period Ended December 31, 2015

			Baird
	Baird	Baird	Short-Term
	Ultra Short	Short-Term	Municipal
	Bond Fund	Bond Fund	Bond Fund^
INVESTMENT INCOME:
Interest income, net of paydowns	$1,426,717	$45,599,609	$53,630
Dividends	—	—	906
Income from securities lending (Note 6)	4,825	142,942	—
Other income	—	21,450	—
Total investment income	1,431,542	45,764,001	54,536
EXPENSES:
Investment advisory fees	382,813	7,158,726	7,871
Administration fees	76,562	1,431,745	1,574
Distribution expense –
Investor Class Shares (Note 8)	2,359	94,439	42
Total expenses	461,734	8,684,910	9,487
Fee waiver by Advisor (Note 5)	(229,687)	—	—
Net expenses	232,047	8,684,910	9,487
NET INVESTMENT INCOME	1,199,495	37,079,091	45,049

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain on investments	20,975	4,894,794	13,112
Change in unrealized appreciation/
depreciation on investments	(791,398)	(17,981,848)	37,084
Net realized and unrealized
gain (loss) on investments	(770,423)	(13,087,054)	50,196
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$429,072	$23,992,037	$95,245

^	Inception was the close of business on August 31, 2015.

The accompanying notes are an integral part of these financial statements.

Statement of Operations
Period Ended December 31, 2015

		Baird	Baird
		Quality	Core
	Baird	Intermediate	Intermediate
	Intermediate	Municipal	Municipal
	Bond Fund	Bond Fund	Bond Fund^
INVESTMENT INCOME:
Interest income, net of paydowns	$42,415,263	$30,986,381	$278,659
Dividends	—	—	23,826
Income from securities lending (Note 6)	187,818	—	—
Other income	2,501	115	1,088
Total investment income	42,605,582	30,986,496	303,573
EXPENSES:
Investment advisory fees	4,363,595	2,848,817	36,577
Administration fees	872,719	569,763	7,315
Distribution expense –
Investor Class Shares (Note 8)	270,401	437,668	65
Total expenses	5,506,715	3,856,248	43,957
NET INVESTMENT INCOME	37,098,867	27,130,248	259,616

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain (loss) on investments	6,368,705	(364,295)	153,970
Change in unrealized appreciation/
depreciation on investments	(29,926,270)	(2,897,788)	474,786
Net realized and unrealized
gain (loss) on investments	(23,557,565)	(3,262,083)	628,756
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$13,541,302	$23,868,165	$888,372

^	Inception was the close of business on August 31, 2015.

The accompanying notes are an integral part of these financial statements.

Statement of Operations
Year Ended December 31, 2015

	Baird	Baird
	Aggregate	Core Plus
	Bond Fund	Bond Fund
INVESTMENT INCOME:
Interest income, net of paydowns	$138,949,859	$238,821,908
Income from securities lending (Note 6)	331,264	874,206
Other income	8,935	97,797
Total investment income	139,290,058	239,793,911
EXPENSES:
Investment advisory fees	13,707,483	21,394,969
Administration fees	2,741,497	4,278,994
Distribution expense –
Investor Class Shares (Note 8)	1,155,884	5,820,649
Total expenses	17,604,864	31,494,612
NET INVESTMENT INCOME	121,685,194	208,299,299

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain on investments	21,969,042	33,091,952
Change in unrealized
depreciation on investments	(152,187,244)	(263,684,236)
Net realized and unrealized
loss on investments	(130,218,202)	(230,592,284)
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$(8,533,008)	$(22,292,985)

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
Baird Ultra Short Bond Fund

	Year Ended	Year Ended
	December 31, 2015	December 31, 2014
OPERATIONS:
Net investment income	$1,199,495	$248,134
Net realized gain on investments	20,975	13,668
Change in unrealized depreciation on investments	(791,398)	(184,926)
Net increase in net assets resulting from operations	429,072	76,876

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	184,101,859	93,172,532
Shares issued to holders in
reinvestment of distributions	1,160,831	226,670
Cost of shares redeemed	(79,248,259)	(7,836,077)
Net increase in net assets resulting
from capital share transactions	106,014,431	85,563,125

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(1,283,032)	(269,807)
Total Distributions	(1,283,032)	(269,807)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	(5,607)	(1,630)
Total Distributions	(5,607)	(1,630)

TOTAL INCREASE IN NET ASSETS	105,154,864	85,368,564

NET ASSETS:
Beginning of year	85,368,564	—
End of year (including accumulated
undistributed net investment income of
$17,379 and $3,769)	$190,523,428	$85,368,564

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
Baird Short-Term Bond Fund

	Year Ended	Year Ended
	December 31, 2015	December 31, 2014
OPERATIONS:
Net investment income	$37,079,091	$35,666,863
Net realized gain on investments	4,894,794	4,753,146
Change in unrealized depreciation on investments	(17,981,848)	(9,498,528)
Net increase in net assets resulting from operations	23,992,037	30,921,481

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,344,761,825	1,376,961,950
Shares issued to holders in
reinvestment of distributions	39,526,909	34,127,758
Cost of shares redeemed	(1,022,131,532)	(734,856,529)
Net increase in net assets resulting
from capital share transactions	362,157,202	676,233,179

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(44,451,797)	(37,504,235)
From net realized gains	(1,279,663)	(1,473,635)
Total Distributions	(45,731,460)	(38,977,870)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	(499,196)	(413,795)
From net realized gains	(17,313)	(19,699)
Total Distributions	(516,509)	(433,494)

TOTAL INCREASE IN NET ASSETS	339,901,270	667,743,296

NET ASSETS:
Beginning of year	2,676,707,885	2,008,964,589
End of year (including accumulated
undistributed net investment income of
$202,243 and $151,789)	$3,016,609,155	$2,676,707,885

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
Baird Short-Term Municipal Bond Fund

August 31, 2015^
through
December 31, 2015
OPERATIONS:
Net investment income	$45,049
Net realized gain on investments	13,112
Change in unrealized appreciation on investments	37,084
Net increase in net assets resulting from operations	95,245

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	12,347,906
Shares issued to holders in reinvestment of distributions	32,065
Cost of shares redeemed	(13,607)
Net increase in net assets resulting from capital share transactions	12,366,364

DISTRIBUTIONS TO INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(44,658)
From net realized gains	(10,100)
Total Distributions	(54,758)

DISTRIBUTIONS TO INVESTOR CLASS SHAREHOLDERS:
From net investment income	(190)
From net realized gains	(47)
Total Distributions	(237)

TOTAL INCREASE IN NET ASSETS	12,406,614

NET ASSETS:
Beginning of period	—
End of period (including accumulated
undistributed net investment income of $8,605)	$12,406,614

^	Inception was the close of business on August 31, 2015.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
Baird Intermediate Bond Fund

	Year Ended	Year Ended
	December 31, 2015	December 31, 2014
OPERATIONS:
Net investment income	$37,098,867	$31,311,535
Net realized gain on investments	6,368,705	3,224,796
Change in unrealized
appreciation/depreciation on investments	(29,926,270)	9,181,636
Net increase in net assets resulting from operations	13,541,302	43,717,967

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	579,672,473	579,006,584
Shares issued to holders in
reinvestment of distributions	38,528,099	29,350,298
Cost of shares redeemed	(280,699,940)	(189,933,013)
Net increase in net assets resulting
from capital share transactions	337,500,632	418,423,869

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(36,711,858)	(30,366,524)
From net realized gains	(5,444,825)	(2,154,632)
Total Distributions	(42,156,683)	(32,521,156)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	(2,032,634)	(1,383,958)
From net realized gains	(303,761)	(163,736)
Total Distributions	(2,336,395)	(1,547,694)

TOTAL INCREASE IN NET ASSETS	306,548,856	428,072,986

NET ASSETS:
Beginning of year	1,583,778,911	1,155,705,925
End of year (including accumulated
undistributed net investment income of
$155,059 and $143,749)	$1,890,327,767	$1,583,778,911

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
Baird Quality Intermediate Municipal Bond Fund

	Year Ended	Year Ended
	December 31, 2015	December 31, 2014
OPERATIONS:
Net investment income	$27,130,248	$26,972,655
Net realized loss on investments	(364,295)	(530,835)
Change in unrealized
appreciation/depreciation on investments	(2,897,788)	19,389,924
Net increase in net assets resulting from operations	23,868,165	45,831,744

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	350,569,939	323,804,525
Shares issued to holders in
reinvestment of distributions	23,964,903	23,414,513
Cost of shares redeemed	(328,099,203)	(267,484,959)
Net increase in net assets resulting
from capital share transactions	46,435,639	79,734,079

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(23,455,666)	(22,257,987)
Total Distributions	(23,455,666)	(22,257,987)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	(3,677,285)	(4,689,783)
Total Distributions	(3,677,285)	(4,689,783)

TOTAL INCREASE IN NET ASSETS	43,170,853	98,618,053

NET ASSETS:
Beginning of year	1,105,612,651	1,006,994,598
End of year (including accumulated undistributed
net investment income of $22,182 and $24,885)	$1,148,783,504	$1,105,612,651

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
Baird Core Intermediate Municipal Bond Fund

August 31, 2015^
through
December 31, 2015
OPERATIONS:
Net investment income	$259,616
Net realized gain on investments	153,970
Change in unrealized appreciation on investments	474,786
Net increase in net assets resulting from operations	888,372

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	52,495,493
Shares issued to holders in reinvestment of distributions	126,064
Cost of shares redeemed	(2,137,689)
Net increase in net assets resulting from capital share transactions	50,483,868

DISTRIBUTIONS TO INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(262,655)
From net realized gains	(46,564)
Total Distributions	(309,219)

DISTRIBUTIONS TO INVESTOR CLASS SHAREHOLDERS:
From net investment income	(450)
From net realized gains	(162)
Total Distributions	(612)

TOTAL INCREASE IN NET ASSETS	51,062,409

NET ASSETS:
Beginning of period	—
End of period	$51,062,409

^	Inception was the close of business on August 31, 2015.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
Baird Aggregate Bond Fund

	Year Ended	Year Ended
	December 31, 2015	December 31, 2014
OPERATIONS:
Net investment income	$121,685,194	$66,925,160
Net realized gain on investments	21,969,042	4,517,863
Change in unrealized
appreciation/depreciation on investments	(152,187,244)	77,563,931
Net increase (decrease) in net assets
resulting from operations	(8,533,008)	149,006,954

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	4,245,682,244	2,221,120,686
Shares issued to holders in
reinvestment of distributions	111,982,131	60,169,930
Cost of shares redeemed	(1,155,475,332)	(476,225,763)
Net increase in net assets resulting
from capital share transactions	3,202,189,043	1,805,064,853

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(125,932,125)	(65,793,639)
Total Distributions	(125,932,125)	(65,793,639)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	(9,901,008)	(4,963,419)
Total Distributions	(9,901,008)	(4,963,419)

TOTAL INCREASE IN NET ASSETS	3,057,822,902	1,883,314,749

NET ASSETS:
Beginning of year	3,690,239,918	1,806,925,169
End of year (including accumulated
undistributed net investment income of
$206,498 and $63,990)	$6,748,062,820	$3,690,239,918

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
Baird Core Plus Bond Fund

	Year Ended	Year Ended
	December 31, 2015	December 31, 2014
OPERATIONS:
Net investment income	$208,299,299	$107,789,477
Net realized gain on investments	33,091,952	8,760,815
Change in unrealized
appreciation/depreciation on investments	(263,684,236)	107,099,217
Net increase (decrease) in net assets
resulting from operations	(22,292,985)	223,649,509

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	4,831,257,948	4,327,319,011
Shares issued to holders in
reinvestment of distributions	220,307,283	110,692,074
Cost of shares redeemed	(2,128,911,254)	(664,302,496)
Net increase in net assets resulting
from capital share transactions	2,922,653,977	3,773,708,589

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(177,376,139)	(78,483,997)
Total Distributions	(177,376,139)	(78,483,997)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	(56,262,268)	(36,081,493)
Total Distributions	(56,262,268)	(36,081,493)

TOTAL INCREASE IN NET ASSETS	2,666,722,585	3,882,792,608

NET ASSETS:
Beginning of year	6,716,606,911	2,833,814,303
End of year (including accumulated
undistributed net investment income of
$396,055 and $402,605)	$9,383,329,496	$6,716,606,911

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Ultra Short Bond Fund – Institutional Class

	Year Ended December 31,
	2015	2014^
Per Share Data:
Net asset value, beginning of year	$10.03	$10.00
Income from investment operations:
Net investment income	0.08 (1)	0.09
Net realized and unrealized gains (losses) on investments	(0.05)	0.03 (2)
Total from investment operations	0.03	0.12
Less distributions:
Distributions from net investment income	(0.08)	(0.09)
Total distributions	(0.08)	(0.09)
Net asset value, end of year	$9.98	$10.03
Total return	0.30%	1.21%
Supplemental data and ratios:
Net assets, end of year (millions)	$189.3	$84.5
Ratio of expenses to average net assets	0.15%	0.15%
Ratio of expenses to average net assets (before waivers)	0.30%	0.30%
Ratio of net investment income to average net assets	0.78%	0.93%
Ratio of net investment income to
average net assets (before waivers)	0.63%	0.78%
Portfolio turnover rate(3)	65.5%	57.6%

^	Inception was the close of business on December 31, 2013.
(1)	Calculated using average shares outstanding during the year.
(2)	Due to timing of capital share transactions, the per share amount of net realized and unrealized gain on investments varies from the amounts shown in the statement of operations.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Ultra Short Bond Fund – Investor Class

	Year Ended December 31,
	2015	2014^
Per Share Data:
Net asset value, beginning of year	$10.02	$10.00
Income from investment operations:
Net investment income	0.05 (1)	0.07
Net realized and unrealized gains (losses) on investments	(0.03)	0.02 (2)
Total from investment operations	0.02	0.09
Less distributions:
Distributions from net investment income	(0.06)	(0.07)
Total distributions	(0.06)	(0.07)
Net asset value, end of year	$9.98	$10.02
Total return	0.16%	0.88%
Supplemental data and ratios:
Net assets, end of year (millions)	$1.2	$0.9
Ratio of expenses to average net assets	0.40%	0.40%
Ratio of expenses to average net assets (before waivers)	0.55%	0.55%
Ratio of net investment income to average net assets	0.53%	0.68%
Ratio of net investment income to
average net assets (before waivers)	0.38%	0.53%
Portfolio turnover rate(3)	65.5%	57.6%

^	Inception was the close of business on December 31, 2013.
(1)	Calculated using average shares outstanding during the year.
(2)	Due to timing of capital share transactions, the per share amount of net realized and unrealized gain on investments varies from the amounts shown in the statement of operations.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Short-Term Bond Fund – Institutional Class

	Year Ended December 31,
	2015		2014	2013	2012	2011
Per Share Data:
Net asset value, beginning of year	$9.67		$9.69	$9.75	$9.59	$9.68
Income from investment operations:
Net investment income	0.13	(1)	0.16	0.17 (1)	0.22	0.23
Net realized and unrealized
gains (losses) on investments	(0.05)		(0.01)	(0.04)	0.17	(0.03)
Total from investment operations	0.08		0.15	0.13	0.39	0.20
Less distributions:
Distributions from
net investment income	(0.15)		(0.16)	(0.17)	(0.22)	(0.23)
Distributions from net realized gains	(0.00	)(2)	(0.01)	(0.02)	(0.01)	(0.06)
Total distributions	(0.15)		(0.17)	(0.19)	(0.23)	(0.29)
Net asset value, end of year	$9.60		$9.67	$9.69	$9.75	$9.59
Total return	0.89%		1.49%	1.33%	4.16%	2.08%
Supplemental data and ratios:
Net assets, end of year (millions)	$2,976.0		$2,640.9	$1,985.0	$1,295.7	$1,017.2
Ratio of expenses to average net assets	0.30%		0.30%	0.30%	0.30%	0.30%
Ratio of net investment income
to average net assets	1.30%		1.56%	1.71%	2.23%	2.40%
Portfolio turnover rate(3)	37.8%		51.2%	45.1%	40.1%	61.1%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Short-Term Bond Fund – Investor Class

					September 19, 2012^
					through
	Year Ended December 31,				December 31,
	2015		2014	2013	2012
Per Share Data:
Net asset value, beginning of period	$9.67		$9.69	$9.75	$9.77
Income from investment operations:
Net investment income	0.10	(1)	0.14	0.15 (1)	0.06
Net realized and unrealized
gains (losses) on investments	(0.04)		(0.02)	(0.04)	0.00	(2)
Total from investment operations	0.06		0.12	0.11	0.06
Less distributions:
Distributions from
net investment income	(0.13)		(0.13)	(0.15)	(0.07)
Distributions from net realized gains	(0.00	)(2)	(0.01)	(0.02)	(0.01)
Total distributions	(0.13)		(0.14)	(0.17)	(0.08)
Net asset value, end of period	$9.60		$9.67	$9.69	$9.75
Total return	0.64%		1.25%	1.11%	0.68	%(3)
Supplemental data and ratios:
Net assets, end of period (millions)	$40.6		$35.8	$2.5	$1.5
Ratio of expenses to average net assets	0.55%		0.55%	0.55%	0.55	%(4)
Ratio of net investment income
to average net assets	1.05%		1.31%	1.46%	1.98	%(4)
Portfolio turnover rate(5)	37.8%		51.2%	45.1%	40.1	%(3)

^	Inception date.
(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Short-Term Municipal Bond Fund – Institutional Class

	Period Ended
	December 31, 2015^
Per Share Data:
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.05	(1)
Net realized and unrealized gains on investments	0.04
Total from investment operations	0.09
Less distributions:
Distributions from net investment income	(0.04)
Distributions from net realized gains	(0.01)
Total distributions	(0.05)
Net asset value, end of period	$10.04
Total return	0.94	%(2)
Supplemental data and ratios:
Net assets, end of period (millions)	$12.3
Ratio of expenses to average net assets	0.30	%(3)
Ratio of net investment income to average net assets	1.42	%(3)
Portfolio turnover rate(4)	41.4	%(2)

^	Inception was close of business on August 31, 2015.
(1)	Calculated using average shares outstanding during the period.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Short-Term Municipal Bond Fund – Investor Class

	Period Ended
	December 31, 2015^
Per Share Data:
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.04	(1)
Net realized and unrealized gain on investments	0.05
Total from investment operations	0.09
Less distributions:
Distributions from net investment income	(0.04)
Distributions from net realized gains	(0.01)
Total distributions	(0.05)
Net asset value, end of period	$10.04
Total return	0.86	%(2)
Supplemental data and ratios:
Net assets, end of period (millions)	$0.1
Ratio of expenses to average net assets	0.55	%(3)
Ratio of net investment income to average net assets	1.17	%(3)
Portfolio turnover rate(4)	41.4	%(2)

^	Inception was close of business on August 31, 2015.
(1)	Calculated using average shares outstanding during the period.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Intermediate Bond Fund – Institutional Class

	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Data:
Net asset value, beginning of year	$11.10	$11.00	$11.31	$11.06	$10.87
Income from investment operations:
Net investment income	0.24 (1)	0.26 (1)	0.27	0.33 (1)	0.39
Net realized and unrealized
gains (losses) on investments	(0.13)	0.13	(0.29)	0.38	0.27
Total from investment operations	0.11	0.39	(0.02)	0.71	0.66
Less distributions:
Distributions from
net investment income	(0.25)	(0.27)	(0.27)	(0.33)	(0.39)
Distributions from net realized gains	(0.03)	(0.02)	(0.02)	(0.13)	(0.08)
Total distributions	(0.28)	(0.29)	(0.29)	(0.46)	(0.47)
Net asset value, end of year	$10.93	$11.10	$11.00	$11.31	$11.06
Total return	0.99%	3.50%	(0.17)%	6.52%	6.14%
Supplemental data and ratios:
Net assets, end of year (millions)	$1,787.0	$1,468.2	$1,113.7	$867.5	$703.2
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income
to average net assets	2.14%	2.37%	2.45%	2.95%	3.49%
Portfolio turnover rate(2)	39.0%	29.2%	45.1%	45.1%	24.1%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Intermediate Bond Fund – Investor Class

	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Data:
Net asset value, beginning of year	$11.56	$11.43	$11.74	$11.47	$11.26
Income from investment operations:
Net investment income	0.22 (1)	0.25 (1)	0.25	0.32 (1)	0.37
Net realized and unrealized
gains (losses) on investments	(0.14)	0.14	(0.29)	0.39	0.28
Total from investment operations	0.08	0.39	(0.04)	0.71	0.65
Less distributions:
Distributions from
net investment income	(0.22)	(0.24)	(0.25)	(0.31)	(0.36)
Distributions from net realized gains	(0.03)	(0.02)	(0.02)	(0.13)	(0.08)
Total distributions	(0.25)	(0.26)	(0.27)	(0.44)	(0.44)
Net asset value, end of year	$11.39	$11.56	$11.43	$11.74	$11.47
Total return	0.79%	3.29%	(0.41)%	6.20%	5.84%
Supplemental data and ratios:
Net assets, end of year (millions)	$103.4	$115.6	$42.1	$26.7	$14.7
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income
to average net assets	1.89%	2.12%	2.20%	2.70%	3.24%
Portfolio turnover rate(2)	39.0%	29.2%	45.1%	45.1%	24.1%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Quality Intermediate Municipal Bond Fund – Institutional Class

	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Data:
Net asset value, beginning of year	$11.77	$11.55	$12.01	$11.94	$11.31
Income from investment operations:
Net investment income	0.28 (1)	0.30	0.32 (1)	0.30	0.32
Net realized and unrealized
gains (losses) on investments	(0.03)	0.22	(0.46)	0.07	0.64
Total from investment operations	0.25	0.52	(0.14)	0.37	0.96
Less distributions:
Distributions from
net investment income	(0.28)	(0.30)	(0.32)	(0.30)	(0.32)
Distributions from net realized gains	—	—	—	—	(0.01)
Total distributions	(0.28)	(0.30)	(0.32)	(0.30)	(0.33)
Net asset value, end of year	$11.74	$11.77	$11.55	$12.01	$11.94
Total return	2.19%	4.54%	(1.19)%	3.12%	8.55%
Supplemental data and ratios:
Net assets, end of year (millions)	$988.4	$918.9	$801.4	$963.1	$836.1
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income
to average net assets	2.42%	2.56%	2.65%	2.48%	2.74%
Portfolio turnover rate(2)	9.3%	4.7%	9.0%	5.1%	8.0%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Quality Intermediate Municipal Bond Fund – Investor Class

	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Data:
Net asset value, beginning of year	$12.03	$11.80	$12.26	$12.18	$11.53
Income from investment operations:
Net investment income	0.26 (1)	0.28	0.29 (1)	0.27	0.29
Net realized and unrealized
gains (losses) on investments	(0.04)	0.22	(0.46)	0.08	0.66
Total from investment operations	0.22	0.50	(0.17)	0.35	0.95
Less distributions:
Distributions from
net investment income	(0.25)	(0.27)	(0.29)	(0.27)	(0.29)
Distributions from net realized gains	—	—	—	—	(0.01)
Total distributions	(0.25)	(0.27)	(0.29)	(0.27)	(0.30)
Net asset value, end of year	$12.00	$12.03	$11.80	$12.26	$12.18
Total return	1.89%	4.27%	(1.42)%	2.88%	8.30%
Supplemental data and ratios:
Net assets, end of year (millions)	$160.3	$186.7	$205.6	$258.5	$257.9
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income
to average net assets	2.17%	2.31%	2.40%	2.23%	2.49%
Portfolio turnover rate(2)	9.3%	4.7%	9.0%	5.1%	8.0%
(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Core Intermediate Municipal Bond Fund – Institutional Class

	Period Ended
	December 31, 2015^
Per Share Data:
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.06	(1)
Net realized and unrealized gains on investments	0.14
Total from investment operations	0.20
Less distributions:
Distributions from net investment income	(0.06)
Distributions from net realized gains	(0.01)
Total distributions	(0.07)
Net asset value, end of period	$10.13
Total return	1.98	%(2)
Supplemental data and ratios:
Net assets, end of period (millions)	$50.8
Ratio of expenses to average net assets	0.30	%(3)
Ratio of net investment income to average net assets	1.75	%(3)
Portfolio turnover rate(4)	108.3	%(2)

^	Inception was close of business on August 31, 2015.
(1)	Calculated using average shares outstanding during the period.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Core Intermediate Municipal Bond Fund – Investor Class

	Period Ended
	December 31, 2015^
Per Share Data:
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.05	(1)
Net realized and unrealized gains on investments	0.14
Total from investment operations	0.19
Less distributions:
Distributions from net investment income	(0.05)
Distributions from net realized gains	(0.01)
Total distributions	(0.06)
Net asset value, end of period	$10.13
Total return	1.91	%(2)
Supplemental data and ratios:
Net assets, end of period (millions)	$0.2
Ratio of expenses to average net assets	0.55	%(3)
Ratio of net investment income to average net assets	1.50	%(3)
Portfolio turnover rate(4)	108.3	%(2)

^	Inception was close of business on August 31, 2015.
(1)	Calculated using average shares outstanding during the period.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Aggregate Bond Fund – Institutional Class

	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Data:
Net asset value, beginning of year	$10.81	$10.41	$10.89	$10.65	$10.52
Income from investment operations:
Net investment income	0.24 (1)	0.30 (2)	0.32 (1)	0.38 (1)	0.44 (1)
Net realized and unrealized
gains (losses) on investments	(0.18)	0.41	(0.45)	0.45	0.36
Total from investment operations	0.06	0.71	(0.13)	0.83	0.80
Less distributions:
Distributions from
net investment income	(0.26)	(0.31)	(0.35)	(0.43)	(0.46)
Distributions from net realized gains	—	—	—	(0.16)	(0.21)
Total distributions	(0.26)	(0.31)	(0.35)	(0.59)	(0.67)
Net asset value, end of year	$10.61	$10.81	$10.41	$10.89	$10.65
Total return	0.55%	6.89%	(1.25)%	7.92%	7.85%
Supplemental data and ratios:
Net assets, end of year (millions)	$6,318.4	$3,448.6	$1,665.0	$1,495.4	$1,480.3
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income
to average net assets	2.24%	2.81%	3.01%	3.51%	4.10%
Portfolio turnover rate(3)	39.6%	32.1%	28.4%	64.4%	45.9%

(1)	Calculated using average shares outstanding during the year.
(2)	Net investment income per share is calculated using ending balance prior to consideration of adjustments for permanent book and tax differences.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Aggregate Bond Fund – Investor Class

	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Data:
Net asset value, beginning of year	$11.15	$10.72	$11.21	$10.94	$10.80
Income from investment operations:
Net investment income	0.22 (1)	0.28 (2)	0.29 (1)	0.37 (1)	0.42 (1)
Net realized and unrealized
gains (losses) on investments	(0.20)	0.43	(0.46)	0.46	0.37
Total from investment operations	0.02	0.71	(0.17)	0.83	0.79
Less distributions:
Distributions from
net investment income	(0.23)	(0.28)	(0.32)	(0.40)	(0.44)
Distributions from net realized gains	—	—	—	(0.16)	(0.21)
Total distributions	(0.23)	(0.28)	(0.32)	(0.56)	(0.65)
Net asset value, end of year	$10.94	$11.15	$10.72	$11.21	$10.94
Total return	0.21%	6.71%	(1.54)%	7.72%	7.46%
Supplemental data and ratios:
Net assets, end of year (millions)	$429.6	$241.7	$141.9	$49.4	$26.1
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income
to average net assets	1.99%	2.56%	2.76%	3.26%	3.85%
Portfolio turnover rate(3)	39.6%	32.1%	28.4%	64.4%	45.9%

(1)	Calculated using average shares outstanding during the year.
(2)	Net investment income per share is calculated using ending balance prior to consideration of adjustments for permanent book and tax differences.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Core Plus Bond Fund – Institutional Class

	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Data:
Net asset value, beginning of year	$11.14	$10.77	$11.27	$10.82	$10.51
Income from investment operations:
Net investment income	0.28 (1)	0.32 (2)	0.31 (2)	0.35 (1)	0.45 (1)
Net realized and unrealized
gains (losses) on investments	(0.26)	0.38	(0.46)	0.50	0.36
Total from investment operations	0.02	0.70	(0.15)	0.85	0.81
Less distributions:
Distributions from
net investment income	(0.31)	(0.33)	(0.34)	(0.38)	(0.46)
Distributions from net realized gains	—	—	(0.01)	(0.02)	(0.04)
Total distributions	(0.31)	(0.33)	(0.35)	(0.40)	(0.50)
Net asset value, end of year	$10.85	$11.14	$10.77	$11.27	$10.82
Total return	0.14%	6.59%	(1.32)%	7.95%	7.89%
Supplemental data and ratios:
Net assets, end of year (millions)	$7,199.8	$4,520.9	$1,789.7	$1,573.4	$768.9
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income
to average net assets	2.50%	2.89%	2.83%	3.12%	4.22%
Portfolio turnover rate(3)	34.2%	35.0%	35.5%	36.7%	34.6%

(1)	Calculated using average shares outstanding during the year.
(2)	Net investment income per share is calculated using ending balance prior to consideration of adjustments for permanent book and tax differences.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Core Plus Bond Fund – Investor Class

	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Data:
Net asset value, beginning of year	$11.55	$11.16	$11.67	$11.18	$10.85
Income from investment operations:
Net investment income	0.26 (1)	0.29 (2)	0.29 (2)	0.33 (1)	0.44 (1)
Net realized and unrealized
gains (losses) on investments	(0.27)	0.40	(0.48)	0.53	0.37
Total from investment operations	(0.01)	0.69	(0.19)	0.86	0.81
Less distributions:
Distributions from
net investment income	(0.28)	(0.30)	(0.31)	(0.35)	(0.44)
Distributions from net realized gains	—	—	(0.01)	(0.02)	(0.04)
Total distributions	(0.28)	(0.30)	(0.32)	(0.37)	(0.48)
Net asset value, end of year	$11.26	$11.55	$11.16	$11.67	$11.18
Total return	(0.11)%	6.27%	(1.61)%	7.80%	7.57%
Supplemental data and ratios:
Net assets, end of year (millions)	$2,183.5	$2,195.7	$1,044.1	$1,036.0	$331.9
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income
to average net assets	2.25%	2.64%	2.58%	2.87%	3.97%
Portfolio turnover rate(3)	34.2%	35.0%	35.5%	36.7%	34.6%

(1)	Calculated using average shares outstanding during the year.
(2)	Net investment income per share is calculated using ending balance prior to consideration of adjustments for permanent book and tax differences.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Notes to the Financial Statements
December 31, 2015

1.	Organization

Baird Funds, Inc. (the “Corporation”) was incorporated on June 9, 2000 as a Wisconsin corporation and is registered as an open-end investment management company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The accompanying financial statements include the Baird Ultra Short Bond Fund, Baird Short-Term Bond Fund, Baird Short-Term Municipal Bond Fund, Baird Intermediate Bond Fund, Baird Quality Intermediate Municipal Bond Fund, Baird Core Intermediate Municipal Bond Fund, Baird Aggregate Bond Fund and Baird Core Plus Bond Fund (each, a “Fund” and collectively, the “Funds”), eight of the thirteen series comprising the Corporation, each of which is diversified within the meaning of the 1940 Act.  Robert W. Baird & Co. Incorporated (“Baird” or the “Advisor”) serves as investment advisor to the Funds.

The Baird Ultra Short Bond Fund commenced with the sale of both Institutional and Investor Class shares on December 31, 2013.  The Baird Short-Term Bond Fund commenced with the sale of Institutional Class shares on August 31, 2004 while the Investor Class shares commenced on September 19, 2012.  The Baird Short-Term Municipal Bond Fund and Core Intermediate Municipal Bond Fund commenced with the sale of both Institutional and Investor Class shares on August 31, 2015.  The Baird Quality Intermediate Municipal Bond Fund commenced with the sale of both Institutional and Investor Class shares on March 30, 2001.  The Baird Intermediate Bond Fund, Baird Aggregate Bond Fund and Baird Core Plus Bond Fund commenced with the sale of both Institutional and Investor Class shares on September 29, 2000.  Institutional Class shares are not subject to a distribution and service (12b-1) fee, while Investor Class shares are subject to a distribution and service (12b-1) fee of 0.25%.  See Note 8.

The investment objective of the Baird Ultra Short Bond Fund is to seek current income consistent with preservation of capital.  The Fund’s benchmark index, the Barclays U.S. Short-Term Government/Corporate Index, is an unmanaged, market value weighted index of investment grade, fixed debt including government and corporate securities with maturities less than one year.

The investment objective of the Baird Short-Term Bond Fund is to provide an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Barclays 1-3 Year U.S. Government/Credit Bond Index. The Barclays 1-3 Year U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt including government and corporate securities with maturities between one and three years.

The investment objective of the Baird Short-Term Municipal Bond Fund is to seek current income that is exempt from federal income tax and is consistent with the preservation of capital.

The investment objective of the Baird Intermediate Bond Fund is to provide an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Barclays Intermediate U.S. Government/Credit Bond Index.  The Barclays Intermediate U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and corporate securities, with maturities between one and ten years.

The primary investment objective of the Baird Quality Intermediate Municipal Bond Fund is to provide current income that is substantially exempt from federal income tax.  A secondary objective is to provide total return with relatively low volatility of principal.

The investment objective of the Baird Core Intermediate Municipal Bond Fund is to seek a high level of current income that is exempt from federal income tax and is consistent with preservation of capital.

The investment objective of the Baird Aggregate Bond Fund is to provide an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Barclays U.S. Aggregate Bond Index.  The Barclays U.S. Aggregate Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year.

Notes to the Financial Statements
December 31, 2015

1.	Organization (cont.)

The investment objective of the Baird Core Plus Bond Fund is to provide an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Barclays U.S. Universal Bond Index. The Barclays U.S. Universal Bond Index is an unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt, with maturities of at least one year.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

a)
Investment Valuation – Section 2(a)(41) of the 1940 Act, together with the rules and interpretations of the Securities and Exchange Commission, require the Funds, in computing net asset value, to value their portfolio securities using market quotations when they are “readily available.”  When market quotations are not readily available (e.g., because there is no regular market quotation for such securities, the market for such security is limited, the validity of quotations is questionable or the Funds’ independent pricing service does not provide a price), the Board of Directors of the Corporation must value the securities at “fair value determined in good faith.”  The Board has delegated such responsibility to the Advisor pursuant to pricing policies and procedures that the Board has adopted and regularly reviews. In general, the “fair value” of a security means the price that would be received to sell a security in an orderly transaction between market participants at the measurement date.

The Funds determine the fair value of their investments and compute their net asset value per share as of the close of regular trading of the New York Stock Exchange (4:00 p.m. EST).

Consistent with Section 2(a)(41) of the 1940 Act, the Funds price their securities as follows:  debt securities are valued at their evaluated bid prices as provided by an independent pricing service using valuation methods that are designed to represent fair value, such as matrix pricing and other analytical pricing models, market transactions and dealer quotations.  Debt securities purchased with maturities of 60 days or less are valued as described above unless an evaluated price is not available, in which case such security is valued at acquisition cost, plus or minus any amortized discount or premium (“amortized cost”), or, if the Advisor does not believe amortized cost is reflective of the value of the security, the security is priced at fair value as described below.  Investments in mutual funds are valued at their stated net asset value.  Common stocks that are listed on a securities exchange (other than NASDAQ) are valued at the last quoted sales price.  Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price.  Price information on listed stocks is taken from the exchange where the security is primarily traded.  Securities that were not traded on the valuation date, as well as stocks that are not listed on an exchange, including NASDAQ, are valued at the average of the current bid and asked price.  Other assets and securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor in accordance with procedures approved by the Corporation’s Board of Directors.  In accordance with such procedures, the Advisor may use broker quotes or prices obtained from alternative independent pricing services or, if broker quotes or prices from alternative pricing services are unavailable or deemed to be unreliable, fair value will be determined by a valuation committee of the Advisor.  In determining fair value, the valuation committee takes into account all relevant factors and available information.  Consequently, the price of the security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security.  Fair value pricing involves subjective judgments and there is no single standard for determining a security’s fair value.  As a result, different mutual funds could reasonably arrive at a different fair value for the same security.  It is possible that the fair value determined for a security is materially different from the value that could be realized upon the

Notes to the Financial Statements
December 31, 2015

2.	Significant Accounting Policies (cont.)

sale of that security or from the values that other mutual funds may determine.  In addition, given the volatility and periodic illiquidity experienced in recent years, the prices determined for any individual security on any given day may vary significantly from the amount that can be obtained in an actual sale of that security, and the Funds’ NAVs may fluctuate significantly from day to day or from period to period.

b)
Unregistered Securities – Five of the Funds own certain investment securities which are unregistered and thus restricted with respect to resale.  The value of such securities for the Baird Ultra Short Bond, Baird Short-Term Bond, Baird Intermediate Bond, Baird Aggregate Bond and Baird Core Plus Bond Funds were $38,801,577 (20.37% of net assets), $641,048,510 (21.25% of net assets), $379,992,050 (20.10% of net assets), $992,044,292 (14.70% of net assets), and $1,549,706,352 (16.52% of net assets),  respectively, at December 31, 2015.  Restricted securities may be deemed to be liquid as determined by the Advisor based on several factors.  All of the restricted securities held by the Funds as of December 31, 2015 consist of securities issued pursuant to Rule 144A under the Securities Act of 1933 and all have been deemed to be liquid.

c)
Foreign Securities – Foreign securities are defined as securities of issuers that are organized outside the United States. The Funds may invest in U.S. dollar-denominated debt obligations of foreign companies and foreign governments. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government.  These risks include foreign currency fluctuations, political and economic instability and differences in financial reporting standards and less strict regulation of securities markets.  Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government. Occasionally, events that affect these values and exchange rates may occur after the close of the exchange on which such securities are traded.  If such events materially affect the value of a Fund’s securities, these securities may be valued at their fair value pursuant to procedures adopted by the Board of Directors.

d)
Income Tax Status – The Funds intend to continue to qualify as regulated investment companies as provided in subchapter M of the Internal Revenue Code and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax expense to the Funds.  Therefore, no federal income or excise tax provision is recorded.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2015, or for any other tax years which are open for exam. As of December 31, 2015, open tax years include the tax years ended December 31, 2012 through 2015. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as interest and other expense, respectively, in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

e)
Allocation of Income and Expenses – Each Fund is charged for those expenses directly attributable to it.  Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class of shares.  Income, expenses and realized and unrealized gains and losses are allocated to the classes based on their respective net assets.  Expenses that are not directly attributable to a Fund are allocated among the Funds in the series in proportion to their assets or are divided equally amongst the Funds.

f)
Distributions to Shareholders – Dividends from net investment income are declared and paid monthly.  Distributions of net realized capital gains, if any, are declared and paid at least annually.  The book basis character of distributions may differ from their ultimate characterization for Federal income tax purposes.

Notes to the Financial Statements
December 31, 2015

2.	Significant Accounting Policies (cont.)
g)
Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

h)
Securities Transactions and Investment Income – Investment and shareholder transactions are recorded on the trade date.  The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method.  Paydown gains and losses are netted and recorded as interest income on the Statements of Operations for financial reporting purposes.  Accounting principles generally accepted in the United States of America require that permanent financial reporting and tax differences be reclassified in the capital accounts.

i)
Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown and would involve future claims against the Funds that have not yet occurred.  Based on experience, the Funds would expect the risk of loss to be remote.

j)
Recent Accounting Pronouncements – In June 2014, the FASB issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The effective date of this ASU is for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years.  See Note 6 for additional information.  In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)”.  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient.  The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient.  The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Funds’ financial statements and related disclosures.

Notes to the Financial Statements
December 31, 2015

3.	Capital Share Transactions

The following table summarizes the capital share transactions of each Fund for the past two fiscal periods:

Baird Ultra Short Bond Fund
Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2015			December 31, 2015
	Shares	Amount		Shares	Amount
Shares sold	18,194,582	$182,496,800	Shares sold	160,110	$1,605,059
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of			reinvestment of
dividends	115,607	1,158,204	dividends	262	2,627
Shares redeemed	(7,772,290)	(77,953,294)	Shares redeemed	(129,177)	(1,294,965)
Net increase	10,537,899	$105,701,710	Net increase	31,195	$312,721
Shares Outstanding:			Shares Outstanding:
Beginning of year	8,424,284		Beginning of year	88,900
End of year	18,962,183		End of year	120,095

Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2014			December 31, 2014
	Shares	Amount		Shares	Amount
Shares sold	9,168,297	$92,148,532	Shares sold	101,927	$1,024,000
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of			reinvestment of
dividends	22,471	225,826	dividends	84	844
Shares redeemed	(766,484)	(7,704,577)	Shares redeemed	(13,111)	(131,500)
Net increase	8,424,284	$84,669,781	Net increase	88,900	$893,344
Shares Outstanding:			Shares Outstanding:
Beginning of year	—		Beginning of year	—
End of year	8,424,284		End of year	88,900

Baird Short-Term Bond Fund
Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2015			December 31, 2015
	Shares	Amount		Shares	Amount
Shares sold	135,569,368	$1,312,782,673	Shares sold	3,300,557	$31,979,152
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of			reinvestment of
dividends	4,045,771	39,128,874	dividends	41,160	398,035
Shares redeemed	(102,702,980)	(994,845,046)	Shares redeemed	(2,814,301)	(27,286,486)
Net increase	36,912,159	$357,066,501	Net increase	527,416	$5,090,701
Shares Outstanding:			Shares Outstanding:
Beginning of year	273,164,316		Beginning of year	3,704,764
End of year	310,076,475		End of year	4,232,180

Notes to the Financial Statements
December 31, 2015

3.	Capital Share Transactions (cont.)

Baird Short-Term Bond Fund (cont.)
Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2014			December 31, 2014
	Shares	Amount		Shares	Amount
Shares sold	138,260,639	$1,344,119,921	Shares sold	3,377,961	$32,842,029
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of			reinvestment of
dividends	3,483,214	33,814,184	dividends	32,310	313,574
Shares redeemed	(73,412,100)	(713,624,084)	Shares redeemed	(2,183,840)	(21,232,445)
Net increase	68,331,753	$664,310,021	Net increase	1,226,431	$11,923,158
Shares Outstanding:			Shares Outstanding:
Beginning of year	204,832,563		Beginning of year	2,478,333
End of year	273,164,316		End of year	3,704,764

Baird Short-Term Municipal Bond Fund^
Institutional Class Shares			Investor Class Shares
	Period Ended			Period Ended
	December 31, 2015			December 31, 2015
	Shares	Amount		Shares	Amount
Shares sold	1,220,676	$12,220,406	Shares sold	12,719	$127,500
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of			reinvestment of
dividends	3,170	31,828	dividends	24	237
Shares redeemed	(1,353)	(13,600)	Shares redeemed	(1)	(7)
Net increase	1,222,493	$12,238,634	Net increase	12,742	$127,730
Shares Outstanding:			Shares Outstanding:
Beginning of period	—		Beginning of period	—
End of period	1,222,493		End of period	12,742

^ Inception was the close of business on August 31, 2015.

Baird Intermediate Bond Fund
Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2015			December 31, 2015
	Shares	Amount		Shares	Amount
Shares sold	50,507,223	$562,212,364	Shares sold	1,510,863	$17,460,109
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of			reinvestment of
dividends	3,265,821	36,214,342	dividends	200,312	2,313,757
Shares redeemed	(22,506,173)	(250,191,862)	Shares redeemed	(2,632,587)	(30,508,078)
Net increase	31,266,871	$348,234,844	Net decrease	(921,412)	$(10,734,212)
Shares Outstanding:			Shares Outstanding:
Beginning of year	132,223,556		Beginning of year	10,001,347
End of year	163,490,427		End of year	9,079,935

Notes to the Financial Statements
December 31, 2015

3.	Capital Share Transactions (cont.)

Baird Intermediate Bond Fund (cont.)
Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2014			December 31, 2014
	Shares	Amount		Shares	Amount
Shares sold	43,826,069	$488,521,243	Shares sold	7,818,912	$90,485,341
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of			reinvestment of
dividends	2,502,026	27,818,191	dividends	132,487	1,532,107
Shares redeemed	(15,357,797)	(171,067,958)	Shares redeemed	(1,628,553)	(18,865,055)
Net increase	30,970,298	$345,271,476	Net increase	6,322,846	$73,152,393
Shares Outstanding:			Shares Outstanding:
Beginning of year	101,253,258		Beginning of year	3,678,501
End of year	132,223,556		End of year	10,001,347

Baird Quality Intermediate Municipal Bond Fund
Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2015			December 31, 2015
	Shares	Amount		Shares	Amount
Shares sold	26,646,569	$312,714,221	Shares sold	3,150,812	$37,855,718
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of			reinvestment of
dividends	1,741,307	20,418,954	dividends	295,661	3,545,949
Shares redeemed	(22,266,810)	(260,976,248)	Shares redeemed	(5,607,213)	(67,122,955)
Net increase	6,121,066	$72,156,927	Net decrease	(2,160,740)	$(25,721,288)
Shares Outstanding:			Shares Outstanding:
Beginning of year	78,104,232		Beginning of year	15,522,287
End of year	84,225,298		End of year	13,361,547

Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2014			December 31, 2014
	Shares	Amount		Shares	Amount
Shares sold	23,703,150	$278,740,222	Shares sold	3,749,692	$45,064,303
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of			reinvestment of
dividends	1,605,530	18,878,665	dividends	377,495	4,535,848
Shares redeemed	(16,597,639)	(194,974,883)	Shares redeemed	(6,035,550)	(72,510,076)
Net increase	8,711,041	$102,644,004	Net decrease	(1,908,363)	$(22,909,925)
Shares Outstanding:			Shares Outstanding:
Beginning of year	69,393,191		Beginning of year	17,430,650
End of year	78,104,232		End of year	15,522,287

Notes to the Financial Statements
December 31, 2015

3.	Capital Share Transactions (cont.)

Baird Core Intermediate Municipal Bond Fund^
Institutional Class Shares			Investor Class Shares
	Period Ended			Period Ended
	December 31, 2015			December 31, 2015
	Shares	Amount		Shares	Amount
Shares sold	5,216,078	$52,271,310	Shares sold	22,221	$224,183
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of			reinvestment of
dividends	12,426	125,453	dividends	60	611
Shares redeemed	(212,224)	(2,137,467)	Shares redeemed	(22)	(222)
Net increase	5,016,280	$50,259,296	Net increase	22,259	$224,572
Shares Outstanding:			Shares Outstanding:
Beginning of period	—		Beginning of period	—
End of period	5,016,280		End of period	22,259

^ Inception was the close of business on August 31, 2015.

Baird Aggregate Bond Fund
Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2015			December 31, 2015
	Shares	Amount		Shares	Amount
Shares sold	356,830,993	$3,865,220,032	Shares sold	33,925,649	$380,462,212
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of			reinvestment of
dividends	9,544,951	102,735,825	dividends	832,114	9,246,306
Shares redeemed	(89,632,870)	(965,571,353)	Shares redeemed	(17,180,037)	(189,903,979)
Net increase	276,743,074	$3,002,384,504	Net increase	17,577,726	$199,804,539
Shares Outstanding:			Shares Outstanding:
Beginning of year	318,988,439		Beginning of year	21,682,288
End of year	595,731,513		End of year	39,260,014

Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2014			December 31, 2014
	Shares	Amount		Shares	Amount
Shares sold	193,596,308	$2,082,229,816	Shares sold	12,606,839	$138,890,870
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of			reinvestment of
dividends	5,162,943	55,308,532	dividends	440,709	4,861,398
Shares redeemed	(39,723,087)	(425,549,216)	Shares redeemed	(4,594,876)	(50,676,547)
Net increase	159,036,164	$1,711,989,132	Net increase	8,452,672	$93,075,721
Shares Outstanding:			Shares Outstanding:
Beginning of year	159,952,275		Beginning of year	13,229,616
End of year	318,988,439		End of year	21,682,288

Notes to the Financial Statements
December 31, 2015

3.	Capital Share Transactions (cont.)

Baird Core Plus Bond Fund
Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2015			December 31, 2015
	Shares	Amount		Shares	Amount
Shares sold	338,402,581	$3,765,813,087	Shares sold	92,075,541	$1,065,444,861
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of			reinvestment of
dividends	14,978,062	165,809,786	dividends	4,736,958	54,497,497
Shares redeemed	(95,670,704)	(1,059,277,984)	Shares redeemed	(93,017,178)	(1,069,633,270)
Net increase	257,709,939	$2,872,344,889	Net increase	3,795,321	$50,309,088
Shares Outstanding:			Shares Outstanding:
Beginning of year	405,895,839		Beginning of year	190,054,912
End of year	663,605,778		End of year	193,850,233

Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2014			December 31, 2014
	Shares	Amount		Shares	Amount
Shares sold	266,303,664	$2,958,518,458	Shares sold	119,230,689	$1,368,800,553
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of			reinvestment of
dividends	6,772,143	74,952,246	dividends	3,115,198	35,739,828
Shares redeemed	(33,346,604)	(368,208,073)	Shares redeemed	(25,852,541)	(296,094,423)
Net increase	239,729,203	$2,665,262,631	Net increase	96,493,346	$1,108,445,958
Shares Outstanding:			Shares Outstanding:
Beginning of year	166,166,636		Beginning of year	93,561,566
End of year	405,895,839		End of year	190,054,912

4.	Investment Transactions and Income Tax Information

During the year ended December 31, 2015, purchases and sales of investment securities (excluding short-term investments) were as follows:

Baird
	Baird	Baird	Short-Term
	Ultra Short	Short-Term	Municipal
	Bond Fund	Bond Fund	Bond Fund
Purchases:
U.S. Government	$—	$—	$—
Other	$167,766,712	$1,353,179,760	$10,452,949

Sales:
U.S. Government	$—	$—	$—
Other	$77,084,021	$1,044,050,453	$4,055,167

Notes to the Financial Statements
December 31, 2015

4.	Investment Transactions and Income Tax Information (cont.)

		Baird Quality	Baird Core
	Baird	Intermediate	Intermediate
	Intermediate	Municipal	Municipal
	Bond Fund	Bond Fund	Bond Fund
Purchases:
U.S. Government	$—	$—	$—
Other	$988,983,450	$141,485,190	$96,970,436

Sales:
U.S. Government	$20,041	$—	$—
Other	$660,957,653	$103,657,672	$47,506,551

		Baird	Baird
		Aggregate	Core Plus
		Bond Fund	Bond Fund
Purchases:
U.S. Government		$163,531,020	$182,088,327
Other		$5,374,044,354	$5,767,449,855

Sales:
U.S. Government		$48,132,920	$119,766,079
Other		$2,112,191,311	$2,814,353,982

At December 31, 2015, gross unrealized appreciation and depreciation of investments and distributable ordinary income and long-term capital gains for federal tax purposes were as follows:

			Baird
	Baird	Baird	Short-Term
	Ultra Short	Short-Term	Municipal
	Bond Fund	Bond Fund	Bond Fund
Cost of Investments	$194,611,111	$3,099,443,684	$12,382,945
Gross unrealized appreciation	96,128	4,813,823	77,567
Gross unrealized depreciation	(1,072,452)	(27,644,854)	(21,119)
Net unrealized appreciation (depreciation)	$(976,324)	$(22,831,031)	$56,448
Undistributed ordinary income	17,379	202,243	—
Undistributed long-term capital gain	—	—	—
Undistributed tax-exempt income	—	—	—
Total distributable earnings	$17,379	$202,243	$—
Other accumulated losses	(95,183)	(2,941,310)	—
Total accumulated earnings (losses)	$(1,054,128)	$(25,570,098)	$56,448

Notes to the Financial Statements
December 31, 2015

4.	Investment Transactions and Income Tax Information (cont.)

		Baird Quality	Baird Core
	Baird	Intermediate	Intermediate
	Intermediate	Municipal	Municipal
	Bond Fund	Bond Fund	Bond Fund
Cost of Investments	$1,965,120,976	$1,091,002,914	$50,771,716
Gross unrealized appreciation	16,111,626	45,616,699	551,583
Gross unrealized depreciation	(25,378,797)	(3,655,123)	(76,797)
Net unrealized appreciation (depreciation)	$(9,267,171)	$41,961,576	$474,786
Undistributed ordinary income	155,059	—	103,686
Undistributed long-term capital gain	—	—	69
Undistributed tax-exempt income	—	22,182	—
Total distributable earnings	$155,059	$22,182	$103,755
Other accumulated losses	(70,393)	(1,228,069)	—
Total accumulated earnings (losses)	$(9,182,505)	$40,755,689	$578,541

		Baird	Baird
		Aggregate	Core Plus
		Bond Fund	Bond Fund
Cost of Investments		$7,133,256,261	$9,776,697,957
Gross unrealized appreciation		49,297,807	63,986,465
Gross unrealized depreciation		(125,663,269)	(249,776,466)
Net unrealized depreciation		$(76,365,462)	$(185,790,001)
Undistributed ordinary income		206,498	396,055
Undistributed long-term capital gain		—	—
Total distributable earnings		$206,498	$396,055
Other accumulated losses		(103,043)	(2,360,330)
Total accumulated losses		$(76,262,007)	$(187,754,276)

Undistributed income or net realized gains for financial statement purposes may differ from amounts recognized for federal income tax purposes due to differences in the recognition and characterization of income, expense and capital gain items.  The difference between book-basis and tax-basis unrealized appreciation is attributed primarily to the tax deferral of losses on wash sales.

Notes to the Financial Statements
December 31, 2015

4.	Investment Transactions and Income Tax Information (cont.)

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications are primarily due to differing treatments for losses deferred due to wash sales and non-deductible expenses. These reclassifications have no effect on net assets or net asset value per share.  For the year ended December 31, 2015, the following table shows the reclassifications made:

	Undistributed Net	Accumulated Net	Paid In
	Investment Income (Loss)	Realized Gain (Loss)	Capital
Baird Ultra Short Bond Fund	$102,754	$(102,754)	$—
Baird Short-Term Bond Fund	7,922,356	(7,922,356)	—
Baird Short-Term Municipal Bond Fund	8,404	7,794	(16,198)
Baird Intermediate Bond Fund	1,656,935	(1,656,935)	—
Baird Quality Intermediate
Municipal Bond Fund	—	—	—
Baird Core Intermediate
Municipal Bond Fund	3,489	(3,489)	—
Baird Aggregate Bond Fund	14,290,444	(14,290,444)	—
Baird Core Plus Bond Fund	25,332,558	(25,332,558)	—

The tax components of dividends paid during the periods shown below were as follows:

	Year Ended		Year Ended
	December 31, 2015		December 31, 2014
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Distributions	Distributions	Distributions	Distributions
Baird Ultra Short Bond Fund	$1,288,639	$—	$271,437	$—
Baird Short-Term Bond Fund	$45,056,387	$1,191,582	$38,351,400	$1,059,964
Baird Short-Term Municipal Bond Fund	$18,089	$—	$—	$—
Baird Intermediate Bond Fund	$40,089,420	$4,403,658	$31,870,518	$2,198,332
Baird Quality Intermediate
Municipal Bond Fund	$216,080	$—	$199,334	$—
Baird Core Intermediate
Municipal Bond Fund	$75,435	$—	$—	$—
Baird Aggregate Bond Fund	$135,833,133	$—	$70,757,058	$—
Baird Core Plus Bond Fund	$233,638,407	$—	$114,565,490	$—

For the year ended December 31, 2015 and the year ended December 31, 2014, distributions of $26,916,871 and $26,748,436, respectively, from the Baird Quality Intermediate Municipal Bond Fund were tax-exempt.

For the period August 31, 2015 (inception) through December 31, 2015 the Baird Short-Term Municipal Bond Fund and Baird Core Intermediate Municipal Bond Fund made distributions of tax-exempt income of $36,906 and $234,396, respectively.

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2015.

Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.  For the year ended December 31, 2015, the Baird Intermediate Bond Fund elected to defer capital losses occurring between November 1, 2015 and December 31, 2015 in the amount of $70,393.

Notes to the Financial Statements
December 31, 2015

4.	Investment Transactions and Income Tax Information (cont.)

At December 31, 2015, accumulated net realized capital loss carryovers, if any, and the year(s) in which the capital loss carryovers expire were:

	Capital Loss		Year of
	Carryover	Character	Expiration
Baird Ultra Short Bond Fund	$85,608	Short-Term	Indefinitely
	9,575	Long-Term	Indefinitely
Baird Short-Term Bond Fund	2,941,310	Long-Term	Indefinitely
Baird Quality Intermediate Municipal Bond Fund	387,722	Short-Term	Indefinitely
	840,347	Long-Term	Indefinitely
Baird Aggregate Bond Fund	103,043	Short-Term	Indefinitely
Baird Core Plus Bond Fund	2,360,330	Long-Term	Indefinitely

5.	Investment Advisory and Other Agreements

The Funds have entered into an Investment Advisory Agreement with Baird for the provision of investment advisory services. Pursuant to the Investment Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.25% for the Funds as applied to the respective Fund’s average daily net assets.  Certain officers of the Advisor are also officers of the Funds.

For the year ended December 31, 2015, the Advisor waived the following amount pursuant to the fee waiver agreement between the Advisor and the Corporation on behalf of the Baird Ultra Short Bond Fund:

Fund	Waived Amount
Baird Ultra Short Bond Fund	$229,687

The Funds have entered into an Administration Agreement with Baird.  Under the Administration Agreement, the Advisor assumes and pays all expenses of the applicable Fund other than the investment advisory fees, fees under the 12b-1 plan, costs related to portfolio securities transactions and extraordinary or non-recurring expenses.  Pursuant to the Administration Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.05% for the Funds as applied to the respective Fund’s average daily net assets.

U.S. Bancorp Fund Services, LLC (“USBFS”) serves as transfer agent, administrator, and accounting services agent for the Funds.  U.S. Bank, N.A. (“U.S. Bank”) serves as custodian for the Funds.  U.S. Bank is considered an “affiliated person” of the Funds for purposes of the 1940 Act, as a result of U.S. Bank’s fiduciary accounts for which it has investment authority and/or voting authority collectively acquiring 5% or more of the shares of the Baird Aggregate Bond Fund, a separate series of the Company.  As a result, USBFS is an affiliated person of an affiliated person (or a “second tier” affiliate) of the Funds.  At December 31, 2015, the Baird Ultra Short Bond Fund held an investment in U.S. Bancorp, which is reflected in the Fund’s schedule of investments.

Baird (the “Distributor”) is the distributor of the Funds pursuant to a distribution agreement.

6.	Securities Lending

Each Fund (other than the Short-Term Municipal Bond Fund, Quality Intermediate Municipal Bond Fund and Core Intermediate Municipal Bond Fund) may lend up to one-third of its total assets (including such loans) to borrowers under terms of participation in a securities lending program administered by U.S. Bank, N.A., the Funds’ custodian and an affiliated person of the Funds, and an affiliate of USBFS, the Funds’ transfer agent and administrator and a second-tier affiliate of the Funds.  The  securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the market value of any loaned securities at the time of the loan, plus accrued interest.

Notes to the Financial Statements
December 31, 2015

6.	Securities Lending (cont.)

The Funds receive compensation in the form of fees and earn interest on the cash collateral.  The amount of fees depends on a number of factors including the type of security and length of the loan.  Each Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period.  Each Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand.

As of December 31, 2015, the Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Aggregate Bond Fund and Baird Core Plus Bond Fund had loaned securities that were collateralized by cash equivalents.  The cash collateral is invested by the custodian in accordance with approved investment guidelines.  Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending.  A Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Funds are indemnified from this risk by contract with the securities lending agent.

As of December 31, 2015, the market value of the securities on loan and payable on collateral due to broker were as follows:

	Market Value of	Payable on Collateral
	Securities on Loan	due to Broker
Baird Ultra Short Bond Fund	$—	$—
Baird Short-Term Bond Fund	46,067,092	47,134,707
Baird Intermediate Bond Fund	46,108,268	47,247,814
Baird Aggregate Bond Fund	178,233,376	182,206,644
Baird Core Plus Bond Fund	193,054,923	198,041,000

The Funds receive cash as collateral in return for securities lent as part of the securities lending program.  The collateral is invested in the Mount Vernon Securities Lending Prime Portfolio (a securities lending trust subject to Rule 2a-7 under the 1940 Act).  The schedules of investments for the Funds include the particular cash collateral holdings as of December 31, 2015.

The interest income earned by the Funds on investments of cash collateral received from borrowers for the securities loaned to them (“securities lending income”) is reflected in the Funds’ statements of operations.  Interest income earned on collateral investments and recognized by the Funds during the year ended December 31, 2015 for the Baird Ultra Short Bond Fund, Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Aggregate Bond Fund, and Baird Core Plus Bond Fund were $4,825, $142,942, $187,818, $331,264, and $874,206, respectively.

Notes to the Financial Statements
December 31, 2015

6.	Securities Lending (cont.)

The Funds recently adopted guidance requiring entities to present gross obligations for secured borrowings by the type of collateral pledged and remaining time to maturity.  The table below outlines the nature of these obligations at December 31, 2015.

	Overnight and	Up to		Greater Than
	Continuous	30 Days	30-90 Days	90 Days	Total
Securities lending transactions
Money Market Fund^
Baird Short-Term Bond Fund	$47,134,707	—	—	—	$47,134,707
Baird Intermediate Bond Fund	47,247,814	—	—	—	47,247,814
Baird Aggregate Bond Fund	182,206,644	—	—	—	182,206,644
Baird Core Plus Bond Fund	198,041,000	—	—	—	198,041,000
Total borrowings	$474,630,165	—	—	—	$474,630,165

^	Represents an interest in Mount Vernon Securities Lending Prime Portfolio, an investment purchased with cash proceeds from securities lending collateral received.

7.	Line of Credit

The Corporation maintains an uncommitted, senior secured and unsecured line of credit (“LOC”) with U.S. Bank, N.A. (the “Bank”) to provide the Funds a temporary liquidity source to meet unanticipated redemptions.  The unsecured line of credit is available to the Funds for any period during which U.S. Bank is an affiliate of the Funds.  Under the terms of the LOC, borrowings for each Fund are limited to one-third of the total assets (including the amount borrowed) of the respective Fund, or as otherwise indicated within the Funds’ agreement with the Bank. The Bank charges interest at the Bank’s Prime Rate less 2% (weighted average rate of 1.25% for 2015).  During the year ended December 31, 2015, the Funds did not have any borrowings.

8.	Distribution and Shareholder Service Plan

The Funds have adopted a distribution and shareholder service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan allows the Funds to compensate the Distributor for the costs incurred in distributing the Funds’ Investor Class Shares, including amounts paid to brokers or dealers, at an annual rate of 0.25% of the average daily net assets of the Funds’ Investor Class Shares.  The Baird Ultra Short Bond, Baird Short-Term Bond, Baird Short-Term Municipal Bond Fund, Baird Intermediate Bond, Baird Quality Intermediate Municipal Bond, Baird Core Intermediate Municipal Bond Fund, Baird Aggregate Bond and Baird Core Plus Bond Funds incurred $2,359, $94,439, $42, $270,401, $437,668, $65, $1,155,884 and $5,820,649, respectively, in fees pursuant to the Plan during the year ended December 31, 2015.

9.	Subsequent Event

In preparing these financial statements, the Corporation has evaluated events after December 31, 2015.  There were no subsequent events since December 31, 2015 through the date the financial statements were issued that would require adjustment to or additional disclosure in these financial statements.

Report of Independent Registered Public
Accounting Firm

Board of Directors and Shareholders
Baird Funds, Inc.

We have audited the accompanying statements of assets and liabilities of Baird Ultra Short Bond Fund, Baird Short-Term Bond Fund, Baird Short-Term Municipal Bond Fund, Baird Intermediate Bond Fund, Baird Quality Intermediate Municipal Bond Fund (formerly the Baird Intermediate Municipal Bond Fund), Baird Core Intermediate Municipal Bond Fund, Baird Aggregate Bond Fund and Baird Core Plus Bond Fund (eight of the funds constituting Baird Funds, Inc.) (collectively, “the Funds”), including the summary schedules of investments, as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Quality Intermediate Municipal Bond Fund, Baird Aggregate Bond Fund and Baird Core Plus Bond Fund; the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended for the Baird Ultra Short Bond Fund; the related statements of operations, the statements of changes in net assets, and the financial highlights for the period August 31, 2015 (date of inception) through December 31, 2015, for the Baird Short-Term Municipal Bond Fund and Baird Core Intermediate Municipal Bond Fund. These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian or brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the aforementioned Funds of Baird Funds, Inc. as of December 31, 2015, and the results of their operations, changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
February 25, 2016

Directors & Officers
As of December 31, 2015

Independent Directors

G. Frederick Kasten, Jr.

Independent Director and Chairman
Term of Office:  Indefinite
Length of Time Served:  Since September 2000
Age:  76

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Retired; Chairman, the Advisor (January 2000-December 2005); Chairman and CEO, the Advisor (January 1998-January 2000); President, Chairman and CEO, the Advisor (June 1983-January 1998); President, the Advisor (January 1979-January 1983)

Number of Portfolios in Complex Overseen by Director:  12

Other Directorships Held by Director:  None

John W. Feldt

Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since September 2000
Age:  73

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Retired; Senior Vice President-Finance, University of Wisconsin Foundation (1985-2006); Vice President-Finance, University of Wisconsin Foundation (1980-1985); Associate Director, University of Wisconsin Foundation (1967-1980)

Number of Portfolios in Complex Overseen by Director:  12

Other Directorships Held by Director:  Director of Thompson Plumb Funds, Inc., a mutual fund complex (3 portfolios)

Frederick P. Stratton, Jr.

Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since May 2004
Age:  76

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Retired; Chairman Emeritus, Briggs & Stratton Corporation, a manufacturing company, since 2003; Chairman of the Board, Briggs & Stratton Corporation (2001-2002); Chairman and CEO, Briggs & Stratton Corporation (1986-2001)

Number of Portfolios in Complex Overseen by Director:  12

Other Directorships Held by Director:  Director of Weyco Group, Inc., a men’s footwear distributor

Marlyn J. Spear, CFA

Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since January 2008
Age:  62

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Chief Investment Officer, Building Trades United Pension Trust Fund, since July 1989; Investment Officer, Northwestern Mutual Financial Network (1988-1989); Assistant Vice-President, Firstar Trust Company (1978-1987); Financial Analyst, Harco Holdings, Inc. (1976-1978)

Number of Portfolios in Complex Overseen by Director:  12

Other Directorships Held by Director:  Management Trustee of AFL-CIO Housing Investment Trust, a mutual fund complex (1 portfolio)

Directors & Officers
As of December 31, 2015

Interested Directors and Officers

Cory L. Nettles*

Interested Director
Term of Office:  Indefinite
Length of Time Served:  Since January 2008
Age:  45

c/o Generation Growth Capital, Inc.
411 East Wisconsin Avenue, Suite 1710
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, Generation Growth Capital, Inc., a private equity fund, since March 2007; Of Counsel, Quarles & Brady LLP, a law firm, since January 2005; Secretary, Wisconsin Department of Commerce (January 2003-January 2005)

Number of Portfolios in Complex Overseen by Director:  12

Other Directorships Held by Director:  Director of Weyco Group, Inc., a men’s footwear distributor;
Director of Associated Banc-Corp

Mary Ellen Stanek

President
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since September 2000
Age: 59

777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, the Advisor, and Chief Investment Officer, Baird Advisors, a department of the Advisor, since March 2000

Charles B. Groeschell

Vice President
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since January 2010
Age: 62

777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, the Advisor, and Senior Portfolio Manager, Baird Advisors, a department of the Advisor, since February 2000

Angela Palmer

Chief Compliance Officer
and AML Compliance Officer
Term of Office:  Re-elected by Board annually
Length of Time Served: Since March 2014
Age:  44

777 East Wisconsin Ave
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:
Chief Compliance Officer, the Advisor, since March 2014; Director, the Advisor, since July 2014; Senior Vice President, the Advisor (March 2014-June 2014); Chief Compliance Officer, RIAs US, BMO Financial Group (January 2013-March 2014); Chief Compliance Officer, Institutional RIAs, BMO Financial Group (March 2012-January 2013); Vice President, BMO Harris Bank, N.A. (July 2011-March 2014); Chief Compliance Officer, Taplin, Canida & Habacht, LLC (December 2008-March 2014); Chief Compliance Officer and Vice President, M&I Investment Management Corp. (June 2006-May 2012); Assistant Secretary, M&I Investment Management Corp. (April 2010-May 2012); Vice President, Marshall & Ilsley Trust Company N.A. (June 2006-August 2012).

Terrance P. Maxwell

Treasurer
Term of Office: Re-elected by Board annually
Length of Time Served: Since March 2015
Age: 55

777 East Wisconsin Ave
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Chief Financial Officer, the Advisor, since March 2015; Member of the Board of Managers, Greenhouse Funds, LP, an affiliate of the Advisor, since April 2014; Trustee, Investors Real Estate Trust, since November 2013; Director of Corporate Development and Strategic Investment, the Advisor, (May 2014-March 2015); Lecturer at University of Wisconsin-Madison (August 2006-May 2010 and August 2011-May 2014); Co-CEO of The Art Commission, LLC, an online start-up company focused on commissioned art and design, from January 2012-September 2013 and Member of the Board from January 2012-July 2015; consultant and Director of Flatirons Solutions, a portfolio company of Baird Capital Partners, (April 2011-June 2012).

Directors & Officers
As of December 31, 2015

Interested Directors and Officers

Charles M. Weber

Secretary
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since September 2005
Age: 52

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Senior Associate General Counsel, the Advisor, since January 2013; Managing Director, the Advisor since January 2009; Chief Compliance Officer and Secretary, Baird Kailash Group, LLC since July 2013; Associate General Counsel, the Advisor (July 2005-December 2012)

Peter J. Hammond

Vice President
Term of Office: Re-elected by Board annually
Length of Time Served: Since August 2012
Age: 52

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:
Senior Vice President, the Advisor, since March 2012; Vice President, Baird Kailash Group, LLC since July 2013; Executive VP and Chief Administrative Officer, UMB Fund Services (September 1996 to March 2012)

Dustin J. Hutter

Assistant Treasurer
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since February 2011
Age: 39

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Director of Finance Services, the Advisor, since August 2015; Director of Reporting and Analysis, Capital Markets Finance, the Advisor (February 2013-August 2015); Senior Vice President, the Advisor (January 2011-January 2013); Treasurer, Baird Kailash Group, LLC since July 2013; First Vice President, the Advisor (January 2008-December 2010); Vice President, the Advisor (January 2006-December 2007); Assistant Controller, the Advisor (January 2006-January 2013)

Andrew D. Ketter

Assistant Secretary
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since February 2011
Age: 41

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Associate General Counsel, the Advisor, since September 2010; Director, the Advisor, since July 2014; Senior Vice President, the Advisor (January 2014-June 2014); First Vice President, the Advisor (September 2010 to December 2013); Associate, Quarles & Brady LLP, a law firm (September 2002-August 2010)

*
Mr. Nettles is considered an “interested person” of the Corporation (as defined in the 1940 Act) because of his association with the law firm, Quarles & Brady LLP, which provides legal services to the Advisor.  The legal services that Quarles & Brady LLP has provided to the Advisor include litigation, real estate, trademark and miscellaneous securities related matters that did not relate to the Corporation or the Funds.  The Advisor has invested in and may in the future invest in private equity funds managed by Generation Growth Capital, Inc., a company of which Mr. Nettles is affiliated, through its division, Baird Capital.

Additional information about the Funds’ directors is available in the Statement of Additional Information which may be obtained without charge, upon request, by calling 1-866-44BAIRD, or at www.bairdfunds.com.

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment Advisory Agreement for Baird Bond Funds

The Board of Directors (the “Board”) of Baird Funds, Inc. (the “Corporation”), including the directors who are not “interested persons” of the Corporation within the meaning of the Investment Company Act of 1940 (the “Independent Directors”), met on August 20 and August 27, 2015 to consider the annual renewal of the investment advisory agreement between Robert W. Baird & Co. Incorporated (“Baird” or the “Advisor”) and the Corporation on behalf of the Baird Ultra Short Bond, Short-Term Bond, Intermediate Bond, Quality Intermediate Municipal Bond, Aggregate Bond and Core Plus Bond Funds (collectively, the “Funds”).  The Board, including the Independent Directors, approved the investment advisory agreement through a process that concluded at the August 27, 2015 meeting.  In connection with its consideration of the investment advisory agreement, the Board reviewed and discussed various information that had been provided prior to the meeting, including the investment advisory agreement, a memorandum provided by legal counsel summarizing the guidelines relevant to the Board’s consideration of the renewal of the investment advisory agreement, a memorandum and other information provided in response to requests from the Board, from the Advisor (including the Advisor’s Form ADV brochure and brochure supplements, annual report and financial information), a profitability analysis, comparative information about the Funds’ performance for periods ended June 30, 2015, management fees and expense ratios, and other pertinent information.

The Board met in executive session with the Funds’ legal counsel to consider the investment advisory agreement.  The Board discussed the Advisor’s 15(c) response at the August 20, 2015 meeting and discussed various questions and information with the President of the Funds at the August 20, 2015 meeting and during executive session earlier in the meeting.  The Board also took into account information reviewed periodically throughout the year that was relevant to its consideration of the investment advisory agreement, including performance, management fee and other expense information and discussions with the Funds’ portfolio managers.  Based on its evaluation of this information, the Board, including a majority of the Independent Directors, approved the continuation of the investment advisory agreement for an additional one-year period.

In considering the investment advisory agreement and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors below.  In deciding to approve the investment advisory agreement for each Fund, the Board did not identify any single factor as determinative but considered all factors together.

Nature, Extent and Quality of Services Provided to the Funds
The Board analyzed the nature, extent and quality of the services provided by the Advisor to the Funds.  The Board noted the depth of the Advisor’s personnel, resources and commitment to the Funds and the experience and credentials of the portfolio management teams employed to manage the Funds’ investments.  The Board considered the consistency and continuity of the portfolio management teams for the Bond Funds.  The Board noted that the Funds provide an opportunity for smaller institutional and retail accounts to receive the same professional advice from the Advisor that it offers to its larger institutional clients.  However, the Board noted that the provision of investment advisory services to the Funds requires more effort than it does for separately managed accounts due to daily sales and redemption activity and additional regulatory and compliance requirements.  The Board considered that the Advisor has made significant investments that benefit the Funds, including research, technology, trading systems and personnel.

The Board considered the Advisor’s disciplined investment decision-making process used for the Funds.  The Board also considered other services that the Advisor provides the Funds in its capacity as their investment advisor, such as making some of its key personnel available to serve as officers of the Funds, selecting broker-dealers for execution of portfolio transactions, ensuring adherence to the Funds’ investment policies and restrictions, compliance, risk management services, valuation, providing support services to the Board and the committees of the Board and overseeing the Funds’ other service providers.  In addition, the Board considered

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment Advisory Agreement for Baird Bond Funds (cont.)

that the Advisor provides administrative services to each of the Bond Funds at an annual rate of 0.05% of each Fund’s average daily net assets, and is responsible for paying each Fund’s custody, transfer agency, accounting, printing, auditing, legal and director fees and other ordinary expenses (except for advisory and 12b-1 fees and certain other costs), which has the effect of capping the Funds’ expense ratios at 0.55% and 0.30% for Investor and Institutional Class Shares, respectively.  The Board also considered the strength of the Advisor’s compliance department, including the Funds’ chief compliance officer, and the fact that the Advisor has not experienced any significant legal, compliance or regulatory difficulties since the Funds were launched.  The Board reviewed a summary of the Advisor’s risk management tools and process.  The Board concluded that the nature, extent and quality of the services provided by the Advisor to the Funds were appropriate and that each Fund was likely to continue to benefit from services provided under the investment advisory agreement.

Investment Performance of the Advisor and the Funds
In considering the investment performance of each of the Bond Funds, the Board reviewed information as of June 30, 2015 regarding the Fund’s performance in comparison to its benchmark index and its peer groups as determined by Lipper.  The Board concluded that the Ultra Short Bond Fund, the Short-Term Bond Fund, the Aggregate Bond Fund and the Core Plus Bond Funds had performed extremely well over all time periods, exceeding the returns of the respective benchmark index, and the Institutional Class shares had achieved returns in the top quartile of the Fund’s Lipper peer group.  The Institutional Class shares of the Intermediate Bond Fund also exceeded the Lipper peer group average and benchmark index for all time periods, and the Investor Class shares of the Fund exceeded the peer group average and benchmark index for the three-, five-, ten-year and since inception periods.  While the Quality Intermediate Municipal Bond Fund has trailed its benchmark index and Lipper peer group average over recent periods, the Board noted that the Fund’s high quality bias and emphasis on intermediate maturity holdings have detracted from relative returns and referred to the Advisor’s commentary in this regard.

The Board also considered the Advisor’s quarterly portfolio commentaries and reviews explaining the Funds’ performance, the Advisor’s consistent and disciplined investment decision process and the investment strategies it employs for the Funds.  After considering all of the information, the Board concluded that, although past performance is not a guarantee of future results, each Fund and its shareholders were likely to benefit from the continued management by the Advisor.

Costs of Services Provided and Profits Realized by the Advisor
The Board examined the fee and expense information for each of the Funds, including a comparison of such information to comparable mutual funds as determined by Morningstar.  The Board noted that each Fund’s advisory fee and total expense ratio (for both its Investor Class and Institutional Class Shares) were significantly lower than the average and median advisory fees and expense ratios for all mutual funds in its Morningstar category.

The Board also reviewed and considered investment management fees charged by the Advisor to other investment advisory clients and found that the fee paid by the Funds (0.25%) was less than the fee that the Advisor charges on the first $25 million (0.30%) of a separately managed account and the same as the fee that the Advisor charges on the next $25 million.  The Board noted the extent of the significant additional services provided to the Funds that the Advisor did not provide in the other advisory relationships.  Those services included contract administration, valuation services, oversight of the Funds’ other service providers, director support, preparation of regulatory filings, implementation of the Funds’ compliance program and various other services.  The Board noted that the Advisor maintains a subadvisory arrangement with an unaffiliated fixed income mutual fund but did not consider the subadvisory fee to be a material factor given that the subadvisory services were limited to asset management.

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment Advisory Agreement for Baird Bond Funds (cont.)

The Board considered the fees realized, and the costs incurred, by the Advisor in providing investment management services to the Funds and a profitability analysis with respect to each Fund.  The Board noted the unique expense structure of the Funds whereby the Institutional Class shareholders were charged only a management fee and an administration fee, Investor Class shareholders incurred the same expenses as the Institutional Class shareholders plus a 0.25% 12b-1 fee, and the Advisor assumes almost all of the other expenses on behalf of each Fund.  The Board noted that for the past fiscal year, the Advisor had incurred more in expenses under the Administration Agreement than it received in administrative fees.

The Board concluded that the profits realized by the Advisor from its relationship with the Funds were appropriate.  The Board noted that the Advisor’s profitability information does not reflect certain internal resources provided by the Advisor to the Funds, such as legal and compliance support.  The Board reviewed and considered the general financial condition of the Advisor and determined it to be sound.  The Board also noted that all marketing and distribution fees other than the Rule 12b-1 fee payable by the Investor Class shares of the Funds were paid by the Advisor from its profits.  In light of all of the information that it received and considered, the Board concluded that the management fee and total expense ratio of each Fund were reasonable.

Economies of Scale and Fee Levels Reflecting Those Economies
The Board reviewed the extent to which economies of scale may be realized as the Funds increase in size, noting that the Bond Funds have experienced strong growth in assets over recent years.  The Board noted that the Funds’ advisory fee structure does not contain any breakpoint reductions as the Funds grow in size.  However the Board recognized that the Advisor bears almost all of the Funds’ expenses other than management, 12b-1 and administration fees.  The Board also recognized that the advisory fee rates paid by the Funds were designed to be lower than the fees otherwise charged by the Advisor to its separately managed account clients and to be comparable to the second or third breakpoint advisory fee levels paid by other comparable mutual funds.  The directors concluded that the current fee structure of each Fund was reasonable.

Benefits Derived from the Relationship with the Funds
The Board considered other benefits to the Advisor from serving as advisor to the Funds (in addition to the advisory fee).  The Board considered the administration fees received by the Advisor under the Administration Agreement, noting that historically the Advisor has paid more in Fund expenses under the agreement than it has received in administration fees.  The Board also noted that the Distributor and its financial advisors receive 12b-1 payments for selling Investor Class shares of the Funds. The Board noted that the Advisor’s asset management business may experience indirect benefits from the Advisor’s association with the Funds.  The Board concluded that the other benefits realized by the Advisor from their relationship with the Funds were appropriate.

Based on its evaluation of the above factors, as well as other factors relevant to their consideration of the investment advisory agreement, the directors, including all of the Independent Directors, concluded that the continuation of the investment advisory agreement was in the best interest of each Fund and its shareholders.

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment Advisory Agreement for the Baird Short-Term Municipal Bond Fund and Core Intermediate Municipal Bond Fund

The Board of Directors (the “Board”) of Baird Funds, Inc. (the “Corporation”), including the Directors who are not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), met on August 20 and August 27, 2015 to consider the approval of the investment advisory agreement between Robert W. Baird & Co. Incorporated (the “Advisor”) and the Corporation on behalf of the Baird Short-Term Municipal Bond Fund and the Baird Core Intermediate Municipal Bond Fund (the “Short-Term Muni Fund” and “Core Muni Fund”), two new portfolios of the Corporation (the “New Funds”).

The Board met with the President of the Corporation and the Funds’ portfolio management team to discuss the New Funds’ proposed investment strategies, policies, risks, fees and expenses, among other information.  The Board also met separately with the Funds’ legal counsel to review and consider the information provided by the Advisor regarding the proposed investment advisory agreement for the Funds. The Board considered, among other factors, the quality and consistency of services the Advisor provides for other Funds of the Corporation. The Board reviewed and discussed various information, including the investment advisory agreement, a memorandum prepared by legal counsel summarizing the guidelines relevant to the Board’s consideration of the investment advisory agreement with respect to the Funds and the Advisor’s 15(c) response to the request for information from the Directors, including a memorandum from the Advisor. The Board also reviewed the fee that would be payable by the Funds under the advisory agreement, and comparative fee and expense information provided by an independent third party.

In considering the investment advisory agreement and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors below. In deciding to approve the investment advisory agreement for the New Funds, the Board did not identify any single factor as determinative but considered all factors together.

Nature, Extent and Quality of Services to be Provided to the Funds
The Board analyzed the nature, extent and quality of the services to be provided by the Advisor to the New Funds.  The Board considered the depth of the Advisor’s personnel and resources, including the experience and credentials of the portfolio management team for the New Funds.  The Board considered the enhancement of the Advisor’s municipal bond capabilities with the addition of the nationally-recognized portfolio management team.  The Board discussed the Advisor’s responsibilities for monitoring each Fund’s compliance with applicable requirements under the securities laws.  The Board also considered other services the Advisor would provide the New Funds, such as providing compliance support and overseeing each Fund’s other service providers.  The Board concluded that the nature, extent and quality of the services to be provided by the Advisor to the New Funds were appropriate and that each Fund was likely to benefit from services provided under the investment advisory agreement.

Investment Performance
Because the New Funds had not yet commenced operations, the Board did not consider any performance information with respect to the Funds.  The Board noted that the Funds’ portfolio management team had managed similar strategies at a predecessor firm, including a short-term municipal bond portfolio of a registered investment company.  The Board concluded that although past performance is not a guarantee of future results, each Fund and its shareholders were likely to benefit from the Advisor’s management.

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment Advisory Agreement for the Baird Short-Term Municipal Bond Fund and Core Intermediate Municipal Bond Fund (cont.)

Costs of Services Provided and Profitability
The Board examined the proposed fee and expense information for the New Funds, including a comparison of such information to other similarly situated mutual funds as determined by Morningstar.  The Board noted that each Fund’s advisory fee was well below the industry average and category median and that each Fund’s total expense ratio for both the Institutional Class and the Investor Class was also below the average and median expense ratio for all mutual funds in the Fund’s Morningstar category.  The Board considered the general financial condition of the Advisor and determined it to be sound.  The Board did not consider any information regarding the costs of services to be provided or the profits the Advisor might realize because the Funds had not yet commenced operations.  The Board noted that under the terms of the Administration Agreement, the Advisor would pay almost all of the Funds’ expenses other than the advisory fee and, with respect to the Investor Class shares, the Rule 12b-1 fee.  In light of all of the information that it received and considered, the Board concluded that the proposed management fee and total expense ratio of the Funds were reasonable.

Economies of Scale and Fee Levels Reflecting Those Economies
Because the Funds had not yet commenced operations, the Board did not consider whether any alternative fee structures, such as breakpoint fees, would be appropriate to reflect any economies of scale that may result from increases in the Funds’ assets.

Benefits to be Derived from the Relationship with the Funds
The Board considered other potential benefits to the Advisor from serving as advisor to the Funds (in addition to the advisory fee).  The Board noted that the Advisor would receive fees under the proposed Administration Agreement with the Funds but was also obligated to pay most of the Fund’s expenses under the agreement.  The Board considered that the Advisor’s asset management business may experience some ancillary benefits from its association with the New Funds.  The Board concluded that other benefits that may be realized by the Advisor from its relationship with the Funds were appropriate.

Based on its evaluation of the above factors, as well as other factors relevant to their consideration of the investment advisory agreement, the directors, including all of the Independent Directors, concluded that the approval of the investment advisory agreement was in the best interest of each of the Short-Term Muni Fund and the Core Muni Fund.

Additional Information

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free, 1-866-44BAIRD, or by accessing the Funds’ website at www.bairdfunds.com; and by accessing the SEC’s website at www.sec.gov.

Each Fund’s proxy voting record for the most recent 12-month period ended June 30, if applicable, is available without charge, upon request, by calling toll free, 1-866-44BAIRD, or by accessing the Funds’ website at www.bairdfunds.com; and by accessing the SEC’s website at www.sec.gov.  The Funds generally do not vote proxies because the securities held in their portfolios, consisting of bonds and other fixed-income securities, are not entitled to vote.

Portfolio Holdings Disclosure

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.  The Funds’ Forms N-Q may also be obtained by calling toll-free 1-866-44BAIRD.

Tax Information

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the Baird Short-Term Bond Fund, Baird Short-Term Municipal Bond Fund, Baird Intermediate Bond Fund, and Baird Core Intermediate Municipal Bond Fund were 0.22%, 56.76%, 3.35% and 66.57%, respectively.

Baird Funds, Inc. Privacy Policy

Protecting the privacy of Fund shareholders is important to us.  The following is a description of the practices and policies through which Baird Funds, Inc. protects the privacy and security of your non-public personal information.

What Information We Collect

We collect and maintain information about you so that we can open and maintain your account in the Funds and provide various services to you.  We may collect and maintain the following personal information about you:

•
Information we receive from you or your financial advisor on account applications or other forms, correspondence, or conversations, such as your name, address, e-mail address, phone number, social security number, assets, income and date of birth; and

•	Information about your transactions with us, our affiliates, or others, such as your account number and balance, positions, activity, history, cost basis information, and other financial information.

What Information We Disclose

We do not sell any non-public personal information about our current or former shareholders to third parties.  We do not disclose any non-public personal information about our current or former shareholders to anyone, except as permitted or required by law.  We are permitted by law to share any of the information we collect, as described above, with our affiliates.  In addition, we may share such information with nonaffiliated third parties to the extent necessary to effect, process, administer or enforce a transaction that the shareholder requests or authorizes, in connection with maintaining or servicing the shareholder’s account, as requested by regulatory authorities or as otherwise permitted or required by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  We may also provide your name and address to third party service providers who send account statements and other Fund-related material to you.

How We Protect Your Information

We restrict access to your non-public personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to protect the confidentiality, integrity and security of your non-public personal information.

We will continue to adhere to the privacy policies and practices in this notice even after your account is closed or becomes inactive.

In the event that you hold shares of the Fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

Baird Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-866-44BAIRD

Board of Directors
G. Frederick Kasten, Jr. (Chairman)
John W. Feldt
Cory L. Nettles
Marlyn J. Spear
Frederick P. Stratton, Jr.

Investment Advisor and Distributor
Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, WI 53202

Independent Registered Public
Accounting Firm
Grant Thornton LLP
Grant Thornton Tower
171 N. Clark Street, Suite 200
Chicago, IL 60601

Annual Report –
Baird Funds
December 31, 2015

Baird LargeCap Fund
Baird MidCap Fund
Baird Small/Mid Cap Value Fund
Baird SmallCap Value Fund

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Table of Contents

Letter to Shareholders	1
Baird LargeCap Fund	2
Baird MidCap Fund	17
Baird Small/Mid Cap Value Fund	28
Baird SmallCap Value Fund	36
Additional Information on Fund Expenses	45
Statements of Assets and Liabilities	47
Statements of Operations	48
Statements of Changes in Net Assets	49
Financial Highlights	53
Notes to the Financial Statements	61
Report of Independent Registered Public Accounting Firm	71
Directors and Officers	73
Disclosure Regarding the Board of Directors’ Approval of the Investment
Advisory and Subadvisory Agreements for Baird Equity Funds	75
Disclosure Regarding the Board of Directors’ Approval
of the Investment Advisory Agreement
for the Baird Small/Mid Cap Value Fund	79
Additional Information	81
Privacy Notice	A-1

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Cautionary Note on Analyses, Opinions and Outlooks:  In this report we offer analyses and opinions on the performance of individual securities, companies, industries, sectors, markets, interest rates and governmental policies, including predictions, forecasts and outlooks regarding possible future events.  These can generally be identified as such because the context of the statements may include such words as “believe,” “should,” “will,” “expects,” “anticipates,” “hopes” and words of similar effect.  These statements reflect the portfolio managers’ good faith beliefs and judgments and involve risks and uncertainties, including the risk that the portfolio managers’ analyses, opinions and outlooks are or will prove to be inaccurate.  It is inherently difficult to correctly assess and explain the performance of particular securities, sectors, markets, interest rate movements, governmental actions or general economic trends and conditions, and many unforeseen factors contribute to the performance of Baird Funds.  Investors are, therefore, cautioned not to place undue reliance on subjective judgments contained in this report.

Baird Funds
1-866-442-2473
www.bairdfunds.com

February 25, 2016
Dear Shareholder,

We have built the Baird Funds to be a value priced, no-load fund family that delivers institutional investment management capabilities to our fund shareholders including competitive, risk-adjusted returns over complete market cycles and outstanding service. Our portfolio management team brings extensive investment experience and has managed portfolios through multiple market cycles. This seasoned team emphasizes in-depth research and a disciplined, risk-controlled approach to meet our clients’ investment needs.

We continue to invest in the business to achieve these goals through enhancing our technology platform and hiring strong investment and business talent. In 2015 we hired the nationally recognized municipal bond team of Duane McAllister CFA, Eric Schleicher and Joe Czechowicz to expand our expertise in the municipal bond sector. After their arrival, we introduced the Baird Core Intermediate Municipal Bond Fund and Baird Short-Term Municipal Bond Fund to complement our existing Baird Quality Intermediate Municipal Bond Fund. This strong addition to our team has added immediate value and we are excited to offer our investors these additional municipal bond fund options. We will continue to build our team over time to effectively meet our investors’ needs.

Our long term success rests on being capable stewards of our investors’ assets through the implementation of our shareholder-focused strategy. We are privileged to provide you with equity investment management services and appreciate the confidence and trust you have placed in our experienced investment team.

On the following pages, we review the equity market in 2015 and the performance and composition of each of the Baird Equity Funds.

Sincerely,

Mary Ellen Stanek, CFA
President
Baird Funds

Baird LargeCap Fund
December 31, 2015

Portfolio Managers’ Commentary

Market Commentary
The S&P 500 ended the year up 1.37% but not before subjecting investors to a roller coaster ride that saw it peak at about +4% and trough at -8%.  The relatively lackluster performance of the S&P 500 hid unusual underlying dynamics with 4 stocks, popularly called the FANG stocks consisting of Facebook, Amazon, Netflix and Google, contributing over 2% to the index’s return (i.e., the index would be about -0.60% without these stocks).  On a sector level, Energy was by far the worst performer in the S&P 500 index with returns around -20%.  The relatively low weight of the sector in the index, however, somewhat mitigated the contribution to return and energy detracted 170 bps from the index’s performance.  Materials lost about 8%, with Industrials, Utilities and Financials being the other laggards.  Health Care, Telecom and Staples all generated single digit positive returns, with Discretionary generating about 10%.  During 2015, we were somewhat concerned about rising investor enthusiasm for equities this late in a bull market.  This anxiety is exacerbated by a number of long-run valuation models that indicate equities may be expensive.  In many ways the sharp correction of over 10% we have seen in the starting weeks of 2016 could be a healthy mechanism to better align fundamentals with equity prices.  Unfortunately, we have been surprised to see that while some of the exorbitantly priced firms are finally experiencing a reckoning with fundamental reality, the market has been equally willing to assume the worst for even the market’s least expensive firms.  We believe there is a bit of a “baby with the bathwater” syndrome underway and feel the opportunity set for a patient investor has rarely been as ripe as it is now.

Another feature that deserves some commentary is the steady re-rating (multiple expansion) of firms in the Staples sector.  These firms form the bulwark of what is popularly known as low volatility strategies.  In the last few years, these strategies have been sold in large quantities by almost every investment manager, including through ETFs, resulting in these firms trading at historically high multiples. While these firms have historically provided protection during cyclical downturns, their efficacy in the next downturn remains to be seen given their high current valuations.

The Baird LargeCap Fund underperformed the benchmark by 5.32% in 2015.  Much of this underperformance occurred in the last four months of the year.  However, we believe 2015 sends a message about focusing on the long-term and the importance of process in large-cap stock selection.

Investment Process
We are fundamental investors who look for firms whose growth is either mispriced or misunderstood, or firms of reasonable quality which suffer from unduly pessimistic market sentiment.  These proclivities brought nothing but more relative pain in the latter half of the year as high growth firms experienced a stunning re-rating while more reasonably valued firms experienced a more modest but nonetheless significant simultaneous de-rating (multiple contraction).  During periods when fear grips the markets, the horizon over which markets evaluate firms seems to shrink.  Markets seem to focus more on short-term earnings and fail to fully recognize the long-term prospects for these firms, resulting in investors overreacting to any negative news.  This can be partly explained by the myopia that pervades through all levels of the market structure.  From the manager of a firm and the fund manager who invests in that firm, to the asset allocator who allocates resources to the fund, the pressure on short-term performance is intense.  Real time access to performance data at all levels of the chain further exacerbates this pressure.  This results in actions that are optimal from a survival standpoint but suboptimal from a long-term returns perspective.  There is pressure to “hug” the bench during periods of underperformance, resulting in investors fleeing the very stocks they should be buying in periods of pain.  The only way to break this chain is to focus on the long-term and to have a process. It is this overreaction during periods of fear that creates opportunities for long-term investors like us.

During the year, the emergence and rationale for our strategy’s notable value tilt, the bifurcation of high growth firms from the rest of the market, and our underweight position in growth stocks have hampered overall relative performance.  The strategy’s disappointing results can be told in one simple concept:

Baird LargeCap Fund
December 31, 2015

inexpensive firms (i.e. the companies comprising the Russell 1000 Value Index) de-rated and now are trading at over a 1 standard-deviation of cheapness below the S&P 500 (based on the free cash flow to enterprise value spread) while growth stocks (represented by the Russell 1000 Growth Index) experienced a stunning  re-rating and now trade at nearly a 3-standard deviation premium to the S&P 500 (based on the free cash flow to enterprise value spread)  for a ~4 sigma spread.  We note that only at the depths of the 2008/2009 market crash has the value/growth divergence been wider.

We can see that recent events were as sudden as they were dramatic.  This obviously had a meaningful negative impact on the strategy’s relative returns.  While this has made recent months (and the start of 2016) fairly unpleasant, we believe that there are limits to all trends and that this one may be rapidly coming to a head if not already ripe for a reversal.

Capitalizing on an Unfavorable Environment for Commodities: Energy
The price of oil epitomizes a concept that we discussed in our last year-end commentary: the impossibility of accurately forecasting market direction.  The price of oil witnessed a sustained decline from its peak in mid-2014 of over $100 down to prices in the $25-$30 range by the end of 2015.  This resulted in a significant decline in the value of firms in the Energy space.  That said, one group of firms in this sector remained unaffected by the strong negative fundamentals buffeting this space.  While price of oil was declining, refiners continued to enjoy strong profits and margins. Unlike previous cycles, these firms have become excellent stewards of capital.  Instead of recklessly wasting capital and resources during profitable times, these firms have focused on capital expenditures aimed at enhancing efficiency and thoughtful capacity expansion.  Valero is an excellent example of an oil refiner who has taken full advantage of high margins.

Suffering from the Perception that Old is not Gold: Technology
The Fund was particularly hard hit in the Technology sector.  The general theme that gained popularity in 2015 was that Old Tech companies (which were the high flyers in the previous bubble of 1999) were boring and headed for the graveyard.  Two themes in particular stood out: the imminent demise of the PC and the rise of the Cloud. Seagate and Oracle were examples of firms that were the victims of these themes.

Seagate, a maker of hard disk drives (HDDs), had a very difficult year with the firm losing more than half its market capitalization in 2015.  Detractors believe that HDDs are a thing of the past and will be replaced by solid state drives (SSDs).  While it is true that SSDs are faster and more energy efficient than HDDs, the HDDs have intrinsic advantages and are evolving to compete effectively.  The introduction of helium filled drives, higher HDD capacities, unlimited offline storage time and cost differences make HDDs effective in cloud usage.  Given these facts, we believe that the pessimism has been overdone.

Oracle, the high-flyer of yesteryear, found itself to be an underdog in 2015 at the hands of Salesforce.com and Workday.  The Cloud became the buzzword and firms that had anything to do with the Cloud were rewarded irrespective of profitability or potential profitability.  All that mattered was revenue growth. Salesforce had total returns of over 30% in 2015 compared with Oracle’s -18%, even though Oracle is growing its Cloud business and doing so profitably while Salesforce and Workday are yet to be profitable and trading at market capitalizations of about $50 billion and $15 billion, respectively.

In a nutshell, Old Tech can do nothing right and New Tech can do nothing wrong. This pattern, reminiscent of 1999, usually ends in trouble for the owners of the unprofitable story firms.  As in the past, the euphoria will pass. Cash is king and will always ultimately garner the respect it deserves.  However, until that reckoning happens, the owners of boring cash generating Old Tech firms will have to suffer the pain that comes with being part of something that is currently out of favor.

Price of Omission: Consumer Discretionary
Amazon is another firm that has benefited greatly from the focus on the Cloud.  Over the years, Amazon has been the beneficiary of extreme and extraordinary patience on the part of investors. Its profligacy has not only not been punished but has actually been rewarded, all in the hope that one day, investors patience will pay off.

Baird LargeCap Fund
December 31, 2015

Amazon saw an amazing 117% increase in stock price in 2015, which translates to approximately a $170 billion increase in market capitalization in one year (from $140 billion to $310 billion). This was primarily driven by the fact that investors were excited that Amazon finally eked out meager profits ($73 million in Q3 of 2015) and that Amazon Web Services which has revenues $2 billion in Q3 will grow rapidly and generate profits. At the same time Walmart, which has nearly five times Amazon’s revenues and generates over $15 billion in profit, saw its stock price cut by about -25% to about $190 billion. However, Amazon’s lack of focus on being profitable does not seem to end. Its potential foray into brick and mortar book stores and logistics raises the question of whether and when it will turn a profit. Will investors stop buying the story and start selling on the facts? We think they will.

Discussion of Fund’s Performance in 2015
In 2015, the Baird LargeCap Fund generated a total return of -3.94% compared to a 1.38% return for the S&P 500 index, the Fund’s benchmark. Below we discuss sectors and companies that were key contributors and detractors from the Fund’s performance relative to the S&P 500.

Key Contributors To Relative Returns:

o
Energy as a sector dropped approximately 20%.  The Fund benefited from being underweight the sector and also from strong stock selection within the sector.  Significant overweights in refiners Valero Energy and Marathon Petroleum added the most to the Fund’s relative returns as the group continues to benefit from excellent capital allocation and management decisions.

o
Materials also helped the Fund’s returns with stock selection being the primary contributor.  While LyondellBasell put in a strong showing the Fund was hurt by its overweight in this sector which trailed the benchmark.

Key Detractors From Relative Returns:

o
Information Technology was the biggest detractor to Fund performance.  The Fund was slightly overweight this sector, which underperformed the benchmark.  This underperformance plagued the Fund throughout the year and was primarily attributable both to the positions we owned and those we did not own.  Among positions we owned, Sandisk and Seagate were two of the biggest detractors, while among the stocks we did not own, Facebook and Google, which were up over 30% in the year, were the biggest detractors.

o
Despite being neutral the Consumer Discretionary sector, this group detracted from the Fund’s performance.  The biggest detractor in this sector was Amazon, in which the Fund did not have a position.  Amazon had returns of over 100% during the year.  Being underweight such a large position in the index with such strong performance had a significant effect on Fund performance.  Among stocks we owned, Harley Davidson was the biggest detractor while Expedia contributed the most to the sector.

o
Despite being neutral the sector, Financials dragged results down as our holdings were down 4.93% compared to the S&P 500 Financial sector, which was down 1.98%.  Our positions in credit card companies (American Express and Discover) combined with a weak showing from our asset managers led to negative returns in the group.

Conclusion
As the second year of managing the LargeCap Fund comes to a close, we would like to thank every one of our investors for your faith in us.  We understand that a new manager represents an unknown and are deeply grateful for your support.  My money is invested alongside yours in the belief that it is not just common sense that a fund manager “eat his/her own cooking” but that it also provides a healthy dose of professional alignment.  While there are many products that attempt to time markets or sectors, we believe these behaviors are more destructive in the long term than finding the under-appreciated growth firms and inexpensive value opportunities that are a part of our strategy.  By maintaining a balanced approach and systematic process to stock selection, we hope to minimize our own (and hopefully our investors’!) behavioral errors. We believe this

Baird LargeCap Fund
December 31, 2015

is the key to compounding wealth at better than market rates.  We understand that track records are built over years and that even the best managers will experience challenging moments.  That said, we would like to make it clear that in our view, the investors in the Fund are not just our customers, rather they are our partners.

Thank you for your support.

Sincerely,

Matt Malgari

Baird LargeCap Fund
December 31, 2015

Portfolio Characteristics

A December 31, 2015 summary of the Fund’s top 10 holdings and equity sector analysis compared to the S&P 500® Index is shown below.

Top 10 Holdings*			Equity Sector Analysis**

Amgen, Inc.	3.0%
American Express Co.	2.6%
Waters Corp.	2.6%
Apple, Inc.	2.5%
Oracle Corp.	2.2%
PepsiCo, Inc.	2.2%
Caterpillar, Inc.	2.2%
Ameriprise Financial, Inc.	2.1%
Microsoft Corp.	2.1%
Intel Corp.	2.1%

Net Assets:	$36,250,971
Portfolio Turnover Rate:	86.5%
Number of Equity Holdings:	107

Annualized Portfolio Expense Ratio:***
Gross
Institutional Class:	1.18%
Investor Class:	1.43%	****

Net
Institutional Class:	0.75%
Investor Class:	1.00%	****

*
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security.  Percentages shown relate to the Fund’s total net assets as of December 31, 2015.

**	Percentages shown in parentheses relate to the Fund’s total market value of investments as of December 31, 2015, and may not add up to 100% due to rounding.
***
Reflects expense ratios as stated in the Fund’s current prospectus.  The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 0.75% of average daily net assets for the Institutional Class shares and 1.00% of average daily net assets for the Investor Class shares, at least through April 30, 2017.

****	Includes 0.25% 12b-1 fee.

Baird LargeCap Fund
December 31, 2015 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (9/29/00), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (9/29/00), assuming reinvestment of all distributions.

Baird LargeCap Fund
December 31, 2015 (Unaudited)

Total Returns

		Average Annual
				Since
For the Periods Ended December 31, 2015	One Year	Five Years	Ten Years	Inception(1)
Institutional Class Shares	-3.94%	10.24%	5.91%	2.75%
Investor Class Shares	-4.18%	9.97%	5.66%	2.50%
S&P 500® Index(2)	1.38%	12.57%	7.31%	4.36%

(1)	For the period from September 29, 2000 (inception date) through December 31, 2015.
(2)
The S&P 500® Index measures the performance of 500 common stocks chosen for market size, liquidity and industry group representation of U.S. equity performance.  This index does not reflect any deduction for fees, expenses or taxes.  A direct investment in the index is not possible.

Effective December 23, 2013, Baird Kailash Group, LLC became the Fund’s subadviser.  The returns shown in the table above and line graphs on the previous page reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund’s subadviser makes investment decisions for the Fund primarily using quantitative investment models which rank securities based on fundamental measures of value, past performance and indicators of recent positive changes.  The success of the quantitative investment methodologies and processes employed by the subadviser depends on the analyses and assessments that were used in developing such methodologies and processes, as well as on the accuracy and reliability of models and data provided by third parties.  Incorrect analyses and assessments or inaccurate or incomplete models and data would adversely affect performance.  Certain low-probability events or factors that are assigned little weight may occur or prove to be more likely or may have more relevance than expected, for short or extended periods of time.  It is also possible that prices of securities may move in directions that were not predicted by the subadviser’s quantitative methodologies.  The Fund may invest in stocks (or ADRs representing stocks) of foreign companies that are traded on U.S. exchanges.  Foreign investments involve additional risk such as currency rate fluctuations, political and economic instability, and different and sometimes less strict financial reporting standards and regulation.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com. Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird LargeCap Fund
Schedule of Investments, December 31, 2015

Common Stocks
			% of
	Shares	Value	Net Assets
Aerospace & Defense
The Boeing Co.	3,354	$484,955	1.4%
General Dynamics Corp.	1,812	248,896	0.7%
Spirit AeroSystems Holdings, Inc. – Class A*	3,153	157,871	0.4%
		891,722	2.5%
Airlines
Alaska Air Group, Inc.	8,289	667,347	1.8%
American Airlines Group, Inc.	1,674	70,894	0.2%
United Continental Holdings, Inc.*	1,299	74,433	0.2%
		812,674	2.2%
Auto Components
Delphi Automotive PLC f	4,067	348,664	1.0%
Lear Corp.	2,085	256,100	0.7%
		604,764	1.7%
Automobiles
Ford Motor Co.	28,249	398,028	1.1%
Harley-Davidson, Inc.	10,895	494,524	1.4%
		892,552	2.5%
Banks
Wells Fargo & Co.	7,309	397,317	1.1%

Beverages
The Coca-Cola Co.	9,676	415,681	1.1%
Coca-Cola Enterprises, Inc.	3,535	174,064	0.5%
Dr Pepper Snapple Group, Inc.	1,156	107,739	0.3%
PepsiCo, Inc.	7,936	792,965	2.2%
		1,490,449	4.1%
Biotechnology
AbbVie, Inc.	12,058	714,316	2.0%
Amgen, Inc.	6,750	1,095,727	3.0%
Biogen, Inc.*	491	150,418	0.4%
Celgene Corp.*	4,592	549,938	1.5%
United Therapeutics Corp.*	982	153,791	0.4%
		2,664,190	7.3%
Building Products
Masco Corp.	10,475	296,443	0.8%

Capital Markets
Ameriprise Financial, Inc.	7,251	771,651	2.1%
The Blackstone Group LP	18,295	534,946	1.5%
SEI Investments Co.	13,143	688,693	1.9%
		1,995,290	5.5%

The accompanying notes are an integral part of these financial statements.

Baird LargeCap Fund
Schedule of Investments, December 31, 2015

Common Stocks (cont.)
			% of
	Shares	Value	Net Assets
Chemicals
Celanese Corp. – Series A	2,865	$192,901	0.5%
CF Industries Holdings, Inc.	13,025	531,550	1.5%
LyondellBasell Industries NV – Class A f	6,962	604,998	1.7%
Monsanto Company	864	85,121	0.2%
The Mosaic Co.	2,488	68,644	0.2%
Westlake Chemical Corp.	1,485	80,665	0.2%
		1,563,879	4.3%
Communications Equipment
F5 Networks, Inc.*	2,000	193,920	0.5%

Consumer Finance
American Express Co.	13,421	933,431	2.6%
Discover Financial Services	8,396	450,194	1.2%
Synchrony Financial*	25,050	761,770	2.1%
		2,145,395	5.9%
Containers & Packaging
Ball Corp.	1,333	96,949	0.3%
Crown Holdings, Inc.*	3,073	155,801	0.4%
Sealed Air Corp.	1,757	78,362	0.2%
		331,112	0.9%
Diversified Financial Services
Moody’s Corp.	2,596	260,483	0.7%

Diversified Telecommunication Services
CenturyLink, Inc.	1,078	27,123	0.1%

Electric Utilities
Entergy Corp.	1,042	71,231	0.2%

Electrical Equipment
Rockwell Automation, Inc.	3,681	377,707	1.0%

Electronic Equipment, Instruments & Components
Corning, Inc.	18,808	343,810	0.9%

Energy Equipment & Services
FMC Technologies, Inc.*	4,693	136,144	0.4%

Food & Staples Retailing
The Kroger Co.	4,424	185,056	0.5%
Rite Aid Corp.*	8,115	63,622	0.2%
		248,678	0.7%

The accompanying notes are an integral part of these financial statements.

Baird LargeCap Fund
Schedule of Investments, December 31, 2015

Common Stocks (cont.)
			% of
	Shares	Value	Net Assets
Food Products
Archer-Daniels-Midland Co.	5,159	$189,232	0.5%
Bunge Ltd. f	805	54,966	0.2%
Campbell Soup Company	1,586	83,344	0.2%
Ingredion, Inc.	2,517	241,229	0.7%
		568,771	1.6%
Health Care Equipment & Supplies
Becton, Dickson & Co.	2,251	346,857	1.0%
C.R. Bard, Inc.	958	181,483	0.5%
Medtronic PLC f	4,449	342,217	0.9%
St. Jude Medical, Inc.	3,645	225,152	0.6%
		1,095,709	3.0%
Health Care Providers & Services
Anthem, Inc.	1,840	256,570	0.7%
Centene Corp.*	3,525	231,980	0.6%
		488,550	1.3%
Hotels, Restaurants & Leisure
Wyndham Worldwide Corp.	8,952	650,363	1.8%

Household Products
The Clorox Co.	762	96,644	0.3%

Independent Power and Renewable Electricity Producers
Calpine Corp.*	1,946	28,159	0.1%

Insurance
Aflac, Inc.	5,277	316,092	0.9%
The Hartford Financial Services Group, Inc.	2,123	92,266	0.2%
The Progressive Corp.	22,454	714,037	2.0%
The Travelers Companies, Inc.	820	92,545	0.3%
		1,214,940	3.4%
Internet & Catalog Retail
Expedia, Inc.	4,920	611,556	1.7%

Internet Software & Services
Alphabet, Inc. – Class C*	553	419,661	1.2%

IT Services
Amdocs Ltd. f	1,594	86,985	0.2%
Global Payments, Inc.	3,727	240,429	0.7%
MasterCard, Inc. – Class A	2,114	205,819	0.6%
Visa, Inc. – Class A	4,141	321,134	0.9%
The Western Union Co.	40,941	733,253	2.0%
		1,587,620	4.4%

The accompanying notes are an integral part of these financial statements.

Baird LargeCap Fund
Schedule of Investments, December 31, 2015

Common Stocks (cont.)

			% of
	Shares	Value	Net Assets
Leisure Products
Hasbro, Inc.	7,866	$529,854	1.5%

Life Sciences Tools & Services
Waters Corp.*	6,904	929,140	2.6%

Machinery
Caterpillar, Inc.	11,547	784,734	2.2%
Deere & Co.	8,329	635,253	1.7%
		1,419,987	3.9%
Media
DISH Network Corp. – Class A*	2,143	122,537	0.3%
Omnicom Group, Inc.	6,546	495,270	1.4%
Scripps Networks Interactive, Inc. – Class A	4,374	241,489	0.7%
		859,296	2.4%
Multiline Retail
Kohl’s Corp.	1,378	65,634	0.2%
Macy’s, Inc.	1,955	68,386	0.2%
		134,020	0.4%
Oil, Gas & Consumable Fuels
Chevron Corp.	893	80,334	0.2%
Exxon Mobil Corp.	3,274	255,209	0.7%
Marathon Petroleum Corp.	8,820	457,229	1.3%
Tesoro Corp.	2,269	239,085	0.7%
Valero Energy Corp.	6,875	486,131	1.3%
		1,517,988	4.2%
Personal Products
Coty, Inc.	5,983	153,344	0.4%

Pharmaceuticals
Johnson & Johnson	1,529	157,059	0.4%
Merck & Co., Inc.	8,528	450,449	1.2%
Pfizer, Inc.	19,555	631,235	1.8%
		1,238,743	3.4%
Semiconductors & Semiconductor Equipment
Intel Corp.	22,176	763,963	2.1%
Microchip Technology, Inc.	5,725	266,441	0.7%
NVIDIA Corporation	2,431	80,126	0.2%
NXP Semiconductors NV* f	6,958	586,212	1.6%
Xilinx, Inc.	12,899	605,866	1.7%
		2,302,608	6.3%

The accompanying notes are an integral part of these financial statements.

Baird LargeCap Fund
Schedule of Investments, December 31, 2015

Common Stocks (cont.)

			% of
	Shares	Value	Net Assets
Software
Cadence Design System, Inc.*	7,111	$147,980	0.4%
Citrix Systems, Inc.*	1,024	77,466	0.2%
Electronic Arts, Inc.*	5,860	402,699	1.1%
Microsoft Corp.	13,901	771,227	2.1%
Oracle Corp.	21,776	795,477	2.2%
		2,194,849	6.0%
Specialty Retail
L Brands, Inc.	1,759	168,548	0.4%
Lowe’s Companies, Inc.	1,230	93,529	0.3%
		262,077	0.7%
Technology Hardware, Storage & Peripherals
Apple, Inc.	8,477	892,289	2.5%
Hewlett Packard Enterprise Co.	11,324	172,125	0.5%
HP, Inc.	11,388	134,834	0.4%
NetApp, Inc.	6,082	161,355	0.4%
Seagate Technology PLC f	17,428	638,910	1.8%
Western Digital Corp.	851	51,103	0.1%
		2,050,616	5.7%
Total Common Stocks
(Cost $35,228,573)		36,099,378	99.6%

Contingent Value Rights

Contingent Value Rights
Safeway CASA LEY CVR*^+	2,216	2,249	0.0%
Safeway PDC LLC CVR*^+	2,216	108	0.0%
Total Contingent Value Rights
(Cost $0)		2,357	0.0%

The accompanying notes are an integral part of these financial statements.

Baird LargeCap Fund
Schedule of Investments, December 31, 2015

Short-Term Investment

			% of
	Shares	Value	Net Assets
Money Market Mutual Fund
Short-Term Investments Trust –
Liquid Assets Portfolio, 0.29%«	155,944	$155,944	0.4%
Total Short-Term Investment
(Cost $155,944)		155,944	0.4%
Total Investments
(Cost $35,384,517)		36,257,679	100.0%
Liabilities in Excess of Other Assets		(6,708)	0.0%
TOTAL NET ASSETS		$36,250,971	100.0%
Notes to Schedule of Investments
*	Non-Income Producing
f	Foreign Security
«	7-Day Yield
^	Illiquid Security
+	Priced at Fair Value by the Valuation Committee as delegated by the Baird Funds’ Board of Directors.

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).  GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Baird LargeCap Fund
Schedule of Investments, December 31, 2015

Summary of Fair Value Exposure at December 31, 2015

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  Management has determined that these standards have no material impact on the Fund’s financial statements.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$36,099,378	$—	$—	$36,099,378
Total Equity	36,099,378	—	—	36,099,378
Contingent Value Rights
Contingent Value Rights	—	—	2,357	2,357
Total Contingent Value Rights	—	—	2,357	2,357
Short-Term Investment
Money Market Mutual Fund	155,944	—	—	155,944
Total Short-Term Investment	155,944	—	—	155,944
Total Investments*	$36,255,322	$—	$2,357	$36,257,679

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

The accompanying notes are an integral part of these financial statements.

Baird LargeCap Fund
Schedule of Investments, December 31, 2015

Summary of Fair Value Exposure at December 31, 2015 (cont.)

Changes in valuation techniques may result in transfers into or out of current assigned levels within the hierarchy.  Two securities with a fair value of $2,357 were acquired during the period as a result of a corporate action.  Both securities that are priced at fair value by the Fund’s Valuation Committee instead of the Fund’s pricing vendor in accordance with the Fund’s policies and procedures and are valued using level 3 inputs.  There were no other transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report.  See the Fund’s valuation policy in Note 2a to the financial statements.  For purposes of the reconciliation below, these securities are being presented as transfers into Level 3.

Level 3 Reconciliation Disclosure
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2014	$—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers in and/or out of Level 3*	2,357
Balance as of December 31, 2015	$2,357

*  Transfers between levels are recognized at the end of the reporting period.

The accompanying notes are an integral part of these financial statements.

Baird MidCap Fund
December 31, 2015

2015 Economic and Stock Market Commentary

U.S. equity markets absorbed two meaningful bouts of downward volatility, first in the late summer and then again in fall, managing to finish the year modestly higher.  Certainly, a notable event during 2015 was the 25 basis point increase in the Fed funds rate by the Federal Reserve which came in December, several months later than originally expected, and nearly a decade since the last interest rate hike by the Fed.  The broad-based S&P 500 index advanced 1.38% for the year, while the Dow Jones Industrial Average inched higher by 0.21%.  Market returns were influenced by size as larger companies tended to fare better.  For the year, the Russell 1000® Growth Index rose 5.67%, the Russell Midcap Growth® Index moderated by -0.20%, and the Russell 2000® Value Index fell 7.47%.

Sector performance within the broad S&P 500 index reflected the health of broad end markets as Consumer Discretionary along with Staples were relatively strong, and Healthcare and Technology also outperformed.  The Energy sector, taking its cue from the price of oil, declined the most, and the Materials, Industrials, Utilities, and Financials sectors also underperformed.

As the year progressed, questions about the sustainability of domestic growth increased as weakness in China and a malaise in industrial activity were at work.  The global inflation picture remained benign and oil prices captured much attention as a sustained rebound in prices never materialized and the per barrel price dropped meaningfully by year end.

Economic Outlook

We begin 2016 much as we did a year ago – concerned about the pace of U.S. economic growth, a possible Chinese recession, energy prices, corporate profits, etc.  When we layer in questions regarding the future path for interest rates, the November presidential election and uncertain earnings growth in 2016, it is quite easy to paint a challenging backdrop for the market.  Recognizing higher uncertainty and potential risks, we have positioned the Fund to be more defensive than in prior years.

There are, however, both bright spots and potential changes that require a balanced view towards the equity markets.  Employment trends and, importantly, wages continue to rise, while energy costs fall, establishing a solid starting point for the consumer-driven part of the economy.  Record levels of merger and acquisition activity reflect business confidence, and both residential and non-residential construction markets are progressing.  There is anecdotal evidence that Europe is finding its economic footing.  Additionally, the Chinese central bank and government have become more aggressive in fighting the slowdown in their economy which, if successful, should reduce a significant market overhang.  We will adjust the Fund’s positioning as our fundamental work on companies dictates.

Portfolio Managers’ Commentary

For the year ended December 31, 2015, the Baird MidCap Fund Institutional Class posted a total return of -3.59% (-3.80% for the Investor Class), as compared to -0.20% for the Russell MidCap® Growth Index, the MidCap Fund’s benchmark index.

Shareholders of the Baird MidCap Fund experienced performance that tracked a bit ahead of the primary benchmark through the first three quarters of the year, but sharp negative price action in a handful of long-held stocks hurt performance in the fourth quarter and put a damper on relative performance for the year.

The Fund’s sector weights remained relatively balanced compared to its benchmark during 2015.  However, as the year progressed, it became increasingly apparent that global economies were being pressured by low commodity prices, weak end markets and slowing earnings growth.  As a result, adjustments were made within the Fund to reduce cyclicality, namely lowering weight in manufacturing-related companies, energy and, in some cases, businesses with outsized foreign exposure.  Additionally, the Fund’s exposure to the Consumer Discretionary sector was moderated, following several years of meaningful gains and higher valuations.  This harvesting of gains continues to be an important part of our long-term investment strategy of balancing risk

Baird MidCap Fund
December 31, 2015

and reward.  Those gains were invested into less cyclical, mostly domestic businesses that possess the return profile and balance sheet standards we admire.

Stocks in the basic Materials sector provided the strongest positive contribution to relative performance during the year.  Holding companies with exposure to construction activity proved beneficial as fundamentals remained strong.  In addition, consolidation within the industrial gas supply industry aided the Fund.  The general avoidance of pure commodity-oriented business models in this sector also helped relative performance.

The Fund’s technology holdings made a solid contribution to relative performance.  Stock selection across the software and services industry helped Fund holdings significantly outpace the industry.  In addition, holdings in the semiconductor area delivered positive absolute returns in contrast to a modest decline for the industry as a whole.  The combined strength from key areas described above was able to offset weakness exhibited by the Fund’s holding in the three dimensional printing industry, exposure that was eliminated when we determined end market growth was likely impaired.  The Fund remains in a modest overweight position with good end market diversification.  Despite the sluggish economic environment, we believe the sector offers plenty of good secular growth opportunities.

Producer durable holdings fought off several macro-related headwinds and performed in-line with the benchmark returns.  Reflecting the challenging macro growth environment, the services-related companies in this sector fared better than businesses exposed to transportation, manufacturing, or other more cyclical industries.

Fund holdings in the Healthcare sector underperformed meaningfully.  Performance from the pharmaceutical industry suffered as Fund holdings experienced price declines amid an industry advance.  In addition, the Fund’s exposure in the healthcare services industry did not distinguish itself during a general pullback in the sector occurring in the second half of the year. Our overall strategy of investing to obtain exposure to multiple end markets and working to identify companies down the market cap spectrum that provide long growth opportunities did not work.  Certainly, mistakes were made, but our focus on company profitability has limited the opportunity set in this sector as the strongest performance was often found in many higher risk, less profitable biotech and pharmaceutical companies.  We do not plan to compromise key tenets of our investment philosophy and will continue to seek attractive growth businesses.

The Fund’s Energy stocks detracted from relative performance.  Fund performance was hurt on a relative basis by a modest overweight amid significant stock price declines.  During the course of the year, we lowered the Fund’s exposure to the sector based on fundamental growth challenges and a reduction in benchmark weight.  The Fund’s exposure to the sector at year end was modest, represented by a single company focused on oil and gas production.

In the Consumer Staples sector, performance of the Fund’s holdings fell short of corresponding benchmark sector returns.  Like last year, overall returns from the staples sector significantly outpaced the market.  Fund performance was negatively impacted by exposure to weakness in the grocery industry and a related distribution company.  While we introduced exposure to the beverage industry in the second half, the Fund’s relatively lower exposure to this well-performing industry compared to its benchmark created a performance drag.

The Consumer Discretionary sector provided a favorable contribution to relative performance.  Key strength came from holdings touching several industries including housing, automotive parts retail, apparel, and toys and entertainment.  We believe the outlook for consumer spending remains favorable due to continued job growth, signs of wage inflation, and low energy costs.  However, mindful of the meaningful duration of outperformance among key industries in the sector, we took a fair amount of weight out of the sector during the course of the year, trimming several holdings, particularly in specialty retail, and finished the year underweight.

The Fund’s financial services holdings were a drag on relative performance during the year.  The volatile market environment kept long interest rates low, despite action by the Fed, which enabled REITs to continue

Baird MidCap Fund
December 31, 2015

their advance; REITs comprised approximately 20% of the financial services sector weight, but none in the Fund.  In addition, performance from the Fund’s asset manager holdings detracted from performance due to choppy markets and a tougher fund flow environment.  Changes made to the Fund’s exposure to the Financials sector included lifting the Fund weight in the financial and data processing industry.

The investment process underlying the Baird MidCap Fund remains focused on identifying high-quality companies that deliver attractive returns and above average growth relative to peers.  Seeking to control risk at the sector and position level is also a priority of our process, with the goal of providing lower volatility of returns for the Fund compared to its benchmark index.

Portfolio Managers:

Charles F. Severson
Kenneth M. Hemauer

Baird MidCap Fund
December 31, 2015 (Unaudited)

Portfolio Characteristics

A December 31, 2015 summary of the Fund’s top 10 holdings and equity sector analysis compared to the Russell MidCap® Growth Index is shown below.

Top 10 Holdings*			Equity Sector Analysis**

Fiserv, Inc.	3.3%
Stericycle, Inc.	2.9%
LKQ Corp.	2.7%
Genpact Ltd.	2.6%
Alliance Data Systems Corp.	2.6%
Perrigo Co. PLC	2.5%
Fortune Brands Home & Security, Inc.	2.5%
Hasbro, Inc.	2.5%
Gartner, Inc.	2.4%
Church & Dwight Co., Inc.	2.3%

Net Assets:	$1,219,125,331
Portfolio Turnover Rate:	52.8%
Number of Equity Holdings:	58

Annualized Portfolio Expense Ratio:***
Gross
Institutional Class:	0.87%
Investor Class:	1.12%	****

Net
Institutional Class:	0.85%
Investor Class:	1.10%	****

*
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security.  Percentages shown relate to the Fund’s total net assets as of December 31, 2015.

**	Percentages shown in parentheses relate to the Fund’s total market value of investments as of December 31, 2015, and may not add up to 100% due to rounding.
***
Reflects expense ratios as stated in the Fund’s current prospectus.  The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 0.85% of average daily net assets for the Institutional Class shares and 1.10% of average daily net assets for the Investor Class shares, at least through April 30, 2017.

****	Includes 0.25% 12b-1 fee.

Baird MidCap Fund
December 31, 2015 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (12/29/00), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (12/29/00), assuming reinvestment of all distributions.

Baird MidCap Fund
December 31, 2015 (Unaudited)

Total Returns

		Average Annual
				Since
For the Periods Ended December 31, 2015	One Year	Five Years	Ten Years	Inception(1)
Institutional Class Shares	-3.59%	10.48%	8.03%	6.29%
Investor Class Shares	-3.80%	10.22%	7.78%	6.05%
Russell MidCap® Growth Index(2)	-0.20%	11.54%	8.16%	5.66%

(1)	For the period from December 29, 2000 (inception date) through December 31, 2015.
(2)
The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. This index does not reflect any deduction for fees, expenses or taxes. A direct investment in the index is not possible.

The returns shown in the table above and the line graphs on the previous page reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund focuses on growth-style stocks and therefore the performance of the Fund will typically be more volatile than the performance of funds that focus on types of stocks that have a broader investment style.  The Fund may invest up to 15% of its total assets in U.S. dollar denominated foreign securities and ADRs. Foreign investments involve additional risks such as currency rate fluctuations, political and economic instability, and different and sometimes less strict financial reporting standards and regulation.  The Fund invests a substantial portion of its assets in the stocks of mid-capitalization companies.  Mid-capitalization companies often are more volatile and face greater risks than larger, more established companies.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com. Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird MidCap Fund
Schedule of Investments, December 31, 2015

Common Stocks

			% of
	Shares	Value	Net Assets
Banks
East West Bancorp, Inc.	594,696	$24,715,566	2.0%

Beverages
Constellation Brands, Inc.	131,265	18,697,387	1.5%

Building Products
AO Smith Corp.	363,790	27,869,952	2.3%
Fortune Brands Home & Security, Inc.	547,459	30,383,974	2.5%
		58,253,926	4.8%
Capital Markets
Affiliated Managers Group, Inc.*	148,482	23,721,484	1.9%
Invesco Ltd. f	280,020	9,375,070	0.8%
Northern Trust Corp.	269,025	19,394,012	1.6%
		52,490,566	4.3%
Commercial Services & Supplies
Stericycle, Inc.*	294,704	35,541,302	2.9%

Distributors
LKQ Corp.*	1,118,019	33,126,903	2.7%

Electrical Equipment
Acuity Brands, Inc.	88,311	20,647,112	1.7%
Rockwell Automation, Inc.	116,565	11,960,734	1.0%
		32,607,846	2.7%
Electronic Equipment, Instruments & Components
CDW Corp.	577,234	24,266,917	2.0%
Trimble Navigation Ltd.*	694,619	14,899,578	1.2%
		39,166,495	3.2%
Food & Staples Retailing
United Natural Foods, Inc.*	308,602	12,146,575	1.0%

Food Products
Mccormick & Co, Inc.	291,573	24,946,986	2.0%
Mead Johnson Nutrition Co.	147,883	11,675,363	1.0%
		36,622,349	3.0%
Health Care Equipment & Supplies
The Cooper Cos, Inc.	75,995	10,198,529	0.9%
Globus Medical, Inc.*	776,043	21,589,516	1.8%
IDEXX Laboratories, Inc.*	288,980	21,072,422	1.7%
		52,860,467	4.4%

The accompanying notes are an integral part of these financial statements.

Baird MidCap Fund
Schedule of Investments, December 31, 2015

Common Stocks (cont.)

			% of
	Shares	Value	Net Assets
Health Care Providers & Services
Acadia Healthcare Co., Inc.*	207,350	$12,951,081	1.1%
Envision Healthcare Holdings, Inc.*	521,867	13,552,886	1.1%
Laboratory Corp. of America Holdings*	196,804	24,332,847	2.0%
		50,836,814	4.2%
Health Care Technology
Cerner Corp.*	382,286	23,002,149	1.9%

Hotels Restaurants & Leisure
Buffalo Wild Wings, Inc.*	78,021	12,456,053	1.0%

Household Durables
Harman International Industries, Inc.	266,435	25,100,841	2.1%

Household Products
Church & Dwight Co., Inc.	332,992	28,264,361	2.3%

IT Services
Alliance Data Systems Corp.*	114,354	31,626,886	2.6%
Euronet Worldwide, Inc.*	212,340	15,379,786	1.3%
Fiserv, Inc.*	443,638	40,575,131	3.3%
Gartner, Inc.*	325,289	29,503,712	2.4%
Genpact Ltd.* f	1,271,121	31,752,603	2.6%
		148,838,118	12.2%
Leisure Products
Hasbro, Inc.	442,881	29,832,464	2.5%
Polaris Industries, Inc.	117,989	10,141,155	0.8%
		39,973,619	3.3%
Machinery
The Middleby Corp.*	222,765	24,029,661	1.9%
Snap On, Inc.	77,249	13,242,796	1.1%
WABCO Holdings, Inc.*	190,673	19,498,221	1.6%
Wabtec Corp.	133,504	9,494,804	0.8%
		66,265,482	5.4%
Media
Lions Gate Entertainment Corp. f	333,340	10,796,883	0.9%

Multiline Retail
Burlington Stores, Inc.*	424,454	18,209,076	1.5%
Dollar General Corporation	344,240	24,740,529	2.0%
		42,949,605	3.5%
Oil, Gas & Consumable Fuels
Concho Resources, Inc.*	195,524	18,156,359	1.5%

The accompanying notes are an integral part of these financial statements.

Baird MidCap Fund
Schedule of Investments, December 31, 2015

Common Stocks (cont.)

			% of
	Shares	Value	Net Assets
Pharmaceuticals
Akorn, Inc.*	351,507	$13,114,726	1.1%
Perrigo Co. PLC f	215,254	31,147,254	2.5%
		44,261,980	3.6%
Road & Rail
J.B. Hunt Transport Services, Inc.	214,365	15,725,816	1.3%

Semiconductors & Semiconductor Equipment
Integrated Device Technology, Inc.*	681,563	17,959,185	1.5%
Skyworks Solutions, Inc.	138,383	10,631,966	0.9%
		28,591,151	2.4%
Software
Akamai Technologies, Inc.*	182,375	9,598,396	0.8%
ANSYS, Inc.*	289,948	26,820,190	2.2%
Fortinet, Inc.*	664,170	20,702,179	1.7%
Synopsys, Inc.*	413,611	18,864,798	1.6%
Tyler Technologies, Inc.*	98,161	17,111,425	1.4%
The Ultimate Software Group, Inc.*	113,384	22,167,706	1.8%
		115,264,694	9.5%
Specialty Retail
O’Reilly Automotive, Inc.*	97,302	24,658,273	2.0%
Tiffany & Co.	165,978	12,662,462	1.1%
Tractor Supply Co.	260,877	22,304,983	1.8%
		59,625,718	4.9%
Textiles, Apparel & Luxury Goods
Under Armour, Inc. – Class A*	107,973	8,703,703	0.7%

Trading Companies & Distributors
Fastenal Co.	567,529	23,166,534	1.9%
Watsco, Inc.	211,163	24,733,522	2.0%
		47,900,056	3.9%
Total Common Stocks
(Cost $1,076,613,781)		1,182,942,784	97.1%

The accompanying notes are an integral part of these financial statements.

Baird MidCap Fund
Schedule of Investments, December 31, 2015

Short-Term Investments

			% of
	Shares	Value	Net Assets
Money Market Mutual Funds
Dreyfus Institutional Cash Advantage Fund, 0.26%«	16,668,259	$16,668,259	1.3%
Short-Term Investments Trust –
Liquid Assets Portfolio, 0.29%«	24,000,000	24,000,000	2.0%
Total Short-Term Investments
(Cost $40,668,259)		40,668,259	3.3%
Total Investments
(Cost $1,117,282,040)		1,223,611,043	100.4%
Liabilities in Excess of Other Assets		(4,485,712)	(0.4)%
TOTAL NET ASSETS		$1,219,125,331	100.0%
Notes to Schedule of Investments
*	Non-Income Producing
f	Foreign Security
«	7-Day Yield

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).  GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Baird MidCap Fund
Schedule of Investments, December 31, 2015

Summary of Fair Value Exposure at December 31, 2015

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  Management has determined that these standards have no material impact on the Fund’s financial statements.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$1,182,942,784	$—	$—	$1,182,942,784
Total Equity	1,182,942,784	—	—	1,182,942,784
Short-Term Investments
Money Market Mutual Funds	40,668,259	—	—	40,668,259
Total Short-Term Investments	40,668,259	—	—	40,668,259
Total Investments*	$1,223,611,043	$—	$—	$1,223,611,043

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report.  See the Fund’s valuation policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Small/Mid Cap Value Fund
December 31, 2015

Portfolio Manager Commentary

The Baird Small/Mid Cap Value Fund’s date of inception was November 30, 2015. For the time period beginning November 30, 2015 through year-end, the Baird Small/Mid Cap Value Fund Institutional Class generated a total return of -4.7% compared to a -4.6% return for the Russell 2500 Value Index, the Fund’s benchmark.  Following is a discussion of key contributors and detractors for the Fund’s performance relative to its benchmark during 2015.

Key Contributors to Relative Returns:

•	The Fund’s meaningful underweight to Energy, the worst performing sector for the period, was the most significant contributor to relative returns.
•	The Fund’s underweight to Materials and strong performance from the one position the Fund holds, Orchids Paper Products, added value on both an absolute and relative basis.
•
Outside of sector-related performance, strong absolute gains were posted by REITs including LTC Properties, Mid-America Apartment Communities and Omega Healthcare Investors.  J2 Global and Dollar Tree were also nice winners for the period.

Key Detractors from Relative Returns:

•
Industrials struggled in 2015 given a slowing manufacturing environment both domestically and overseas.  Despite the Fund’s underweighted exposure to the sector , it was still the largest detractor from overall returns for the period.  Teekay and Ryder Systems were among the disappointing performers.

•	The Fund’s underweight to Utilities was a slight detractor during a period of strong performance for defensive stocks
•	Within Consumer Discretionary, Lithia Motors and Motorcar Parts of America were laggards on concerns of a potential slowdown in auto sales.

Looking Forward

Our strongest macroeconomic conviction lies in the belief that China’s economic growth rate will not only continue to slow, but disappoint expectations and remain a headwind for global commodity prices and trading partners, particularly in Europe and Southeast Asia.  Continued moves to devalue the yuan will only serve to export deflation and put pressure on corporate profits for countries that compete with China’s exports.  As a result of this outlook, our bias remains toward companies with predominately domestic revenue bases and those whose profits we have the conviction can best weather a potential economic slowdown.

Consistent with our investment philosophy and process, we continue to expect the Small/Mid Cap Value Fund to be comprised of high quality businesses with better than benchmark growth rates purchased at below market valuations.  We believe that this discipline, consistently applied in all market environments, will yield superior returns for investors.

Portfolio Manager:

Michelle Stevens

Baird Small/Mid Cap Value Fund
December 31, 2015 (Unaudited)

Portfolio Characteristics

A December 31, 2015 summary of the Fund’s top 10 holdings and equity sector analysis compared to the Russell 2500® Value Index is shown below.

Top 10 Holdings*			Equity Sector Analysis**

Dreyfus Institutional Cash
Advantage Fund	5.3%
Mid-America Apartment
Communities, Inc.	3.5%
j2 Global, Inc.	3.4%
Aceto Corp.	3.3%
LTC Properties, Inc.	3.3%
Omega Healthcare Investors, Inc.	3.2%
Dollar Tree, Inc.	3.1%
Hilltop Holdings, Inc.	3.1%
Motorcar Parts of America, Inc.	3.0%
Integrated Device Technology, Inc.	3.0%

Net Assets:	$4,733,417
Portfolio Turnover Rate:	14.7%†
Number of Equity Holdings:	40

Annualized Portfolio Expense Ratio:***
Gross
Institutional Class:	2.15%
Investor Class:	2.40%	****

Net
Institutional Class:	0.95%
Investor Class:	1.20%	****

*
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security.  Percentages shown relate to the Fund’s total net assets as of December 31, 2015.

**	Percentages shown in parentheses relate to the Fund’s total market value of investments as of December 31, 2015, and may not add up to 100% due to rounding.
***
Reflects expense ratios as stated in the Fund’s current prospectus.  The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 0.95% of average daily net assets for the Institutional Class shares and 1.20% of average daily net assets for the Investor Class shares, at least through April 30, 2017.

****	Includes 0.25% 12b-1 fee.
†	Not annualized.

Baird Small/Mid Cap Value Fund
December 31, 2015

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (11/30/15), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (11/30/15), assuming reinvestment of all distributions.

Baird Small/Mid Cap Value Fund
December 31, 2015 (Unaudited)

Total Returns

Since
For the Period Ended December 31, 2015	Inception(1)
Institutional Class Shares	-4.66%
Investor Class Shares	-4.67%
Russell 2500® Value Index(2)	-4.58%

(1)	For the period from November 30, 2015 (inception date) through December 31, 2015.
(2)
The Russell 2500® Value Index measures the performance of the small cap value segment of the U.S. equity universe. It includes those Russell 2500® Index companies with lower price-to-book ratios and lower forecasted growth values. This index does not reflect any deduction for fees, expenses or taxes. A direct investment in the index is not possible.

The returns shown in the table above and the line graphs on the previous page reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund focuses on small to mid cap value style stocks and therefore the performance of the Fund may be more volatile than the performance of funds that focus on types of stocks that have a broader investment style.  The Fund may invest up to 15% of its total assets in U.S. dollar denominated foreign securities and ADRs. Foreign investments involve additional risks such as currency rate fluctuations and the potential for political and economic instability, and different and sometimes less strict financial reporting standards and regulation.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com. Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Small/Mid Cap Value Fund
Schedule of Investments, December 31, 2015

Common Stocks

			% of
	Shares	Value	Net Assets
Aerospace & Defense
Hexcel Corp.	2,535	$117,751	2.5%

Auto Components
Motorcar Parts of America, Inc.*	4,225	142,847	3.0%

Banks
Hilltop Holdings, Inc.*	7,705	148,090	3.1%
PrivateBancorp, Inc.	2,985	122,445	2.6%
Renasant Corp.	4,017	138,225	2.9%
		408,760	8.6%
Commercial Services & Supplies
Deluxe Corp.	1,530	83,446	1.8%

Consumer Finance
PRA Group, Inc.*	1,740	60,361	1.3%

Distributors
LKQ Corp.*	3,405	100,890	2.1%

Diversified Consumer Services
H&R Block, Inc.	3,300	109,923	2.3%

Electric Utilities
Avangrid, Inc.*	3,140	120,576	2.6%
Pinnacle West Capital Corp.	1,125	72,540	1.5%
		193,116	4.1%
Food Products
B&G Foods Inc.	3,995	139,905	2.9%
Pinnacle Foods, Inc.	2,985	126,743	2.7%
		266,648	5.6%
Health Care Equipment & Supplies
Alere, Inc.*	2,005	78,375	1.7%
ICU Medical, Inc.*	1,005	113,344	2.4%
		191,719	4.1%
Health Care Providers & Services
Aceto Corp.	5,805	156,619	3.3%
MEDNAX, Inc.*	1,650	118,239	2.5%
		274,858	5.8%
Hotels, Restaurants & Leisure
Norwegian Cruise Line Holdings Ltd.* f	2,060	120,716	2.6%

Household Durables
Harman International Industries, Inc.	950	89,500	1.9%

Household Products
Orchids Paper Products Co.	3,695	114,249	2.4%

The accompanying notes are an integral part of these financial statements.

Baird Small/Mid Cap Value Fund
Schedule of Investments, December 31, 2015

Common Stocks (cont.)

			% of
	Shares	Value	Net Assets
Insurance
American Financial Group, Inc.	1,900	$136,952	2.9%
Atlas Financial Holdings, Inc.* f	5,280	105,072	2.2%
		242,024	5.1%
Internet Software & Services
j2 Global, Inc.	1,925	158,467	3.4%
VeriSign, Inc.*	1,240	108,326	2.3%
		266,793	5.7%
Multiline Retail
Dollar Tree, Inc.*	1,925	148,648	3.1%

Multi-Utilities
Alliant Energy Corp.	1,165	72,754	1.5%
CMS Energy Corp.	3,565	128,625	2.7%
		201,379	4.2%
Oil, Gas & Consumable Fuels
Navigator Holdings Ltd.* f	3,485	47,570	1.0%
Targa Resources Corp.	1,265	34,231	0.7%
		81,801	1.7%
Real Estate Investment Trusts (REITs)
BioMed Realty Trust, Inc.	4,010	94,997	2.0%
Blackstone Mortgage Trust, Inc.	4,700	125,772	2.7%
Hersha Hospitality Trust	2,410	52,442	1.1%
LTC Properties, Inc.	3,615	155,951	3.3%
Mid-America Apartment Communities, Inc.	1,820	165,274	3.5%
Omega Healthcare Investors, Inc.	4,355	152,338	3.2%
		746,774	15.8%
Road & Rail
Ryder System, Inc.	845	48,021	1.0%

Semiconductors & Semiconductor Equipment
Integrated Device Technology, Inc.*	5,330	140,445	3.0%
Skyworks Solutions, Inc.	1,030	79,135	1.6%
		219,580	4.6%
Specialty Retail
Lithia Motors, Inc.	871	92,910	2.0%

Thrifts & Mortgage Finance
Bofi Holding, Inc.*	3,167	66,665	1.4%
Total Common Stocks
(Cost $4,584,081)		4,389,379	92.7%

The accompanying notes are an integral part of these financial statements.

Baird Small/Mid Cap Value Fund
Schedule of Investments, December 31, 2015

Short-Term Investments

			% of
	Shares	Value	Net Assets
Money Market Mutual Funds
Dreyfus Institutional Cash Advantage Fund, 0.26%«	251,354	$251,354	5.3%
Short-Term Investments Trust –
Liquid Assets Portfolio, 0.29%«	90,000	90,000	1.9%
Total Short-Term Investments
(Cost $341,354)		341,354	7.2%
Total Investments
(Cost $4,925,435)		4,730,733	99.9%
Other Assets in Excess of Liabilities		2,684	0.1%
TOTAL NET ASSETS		$4,733,417	100.0%
Notes to Schedule of Investments
*	Non-Income Producing
f	Foreign Security
«	7-Day Yield

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).  GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Baird Small/Mid Cap Value Fund
Schedule of Investments, December 31, 2015

Summary of Fair Value Exposure at December 31, 2015

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  Management has determined that these standards have no material impact on the Fund’s financial statements.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$4,389,379	$—	$—	$4,389,379
Total Equity	4,389,379	—	—	4,389,379
Short-Term Investments
Money Market Mutual Funds	341,354	—	—	341,354
Total Short-Term Investments	341,354	—	—	341,354
Total Investments*	$4,730,733	$—	$—	$4,730,733

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period.  See the Fund’s valuation policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird SmallCap Value Fund
December 31, 2015

Portfolio Manager’s Commentary

Despite a wary eye on the slowing global economy for much of 2014, particularly China and emerging markets, we began 2015 bullish on the U.S. economy.  Domestically, a solid labor market, stable manufacturing conditions, and an improving consumer profile appeared immune to sluggish trends overseas.  As such, the Fund enjoyed strong performance relative to its benchmark in the first half of the year fueled primarily by the Fund’s overweight to Information Technology, positioning in Financials, and superior security selection.

However, global growth concerns came home to roost in the third quarter beginning with Greece’s near exit from the Euro and ending with the Federal Reserve’s decision not to raise the Federal Fund’s rate at its September meeting.  We believe what really mattered, however, happened between these events.  July’s breathtaking decline in the Chinese stock market following its meteoric rise earlier in the year shone the spotlight where attention was due.  As readers of past commentary will recall, it’s not the equity market in China that has concerned us; it is the rapid weakening of economic conditions and corporate profits. While nearly every indicator of Chinese economic activity moved significantly lower during the summer, it was the move on August 11 by the People’s Bank of China to devalue the yuan by nearly 2% against the US dollar that, in our mind, waved the red flag that the deteriorating conditions in that country are likely worse than the publicly-released data would indicate.

As a result, we felt it prudent to reassess our holdings in light of the potential for a meaningful slowdown beyond our current expectations for Chinese and global growth.  This scenario could lead to another leg down in energy markets and ultimately have a negative impact on domestic growth, as well.  Additionally, such an event would likely lead to a continuation of low interest rates for longer than the market anticipated.  With that in mind, we made a number of portfolio changes in 2015 to harvest some profits and increase our downside protection.

The most significant change to the Fund’s portfolio during the third quarter was the reduction in exposure to Information Technology by more than 1000 bps.  The majority of the positions we sold or trimmed were semiconductor producers levered to the burgeoning demand for 4G smartphones.  We began significantly trimming in the first week of July on concerns of slowing demand growth in China and inventory builds.  These same stocks were many of our top performers over the past 18 months contributing meaningfully to returns.

With a watchful eye, we continued to monitor the trend in U.S. economic indicators for signs that deteriorating global growth along with stressed conditions in emerging market currencies and credit markets had begun to impact domestic activity.  Weak industrial production data and regional economic surveys, deteriorating transportation trends, and disappointing retail sales during the fourth quarter raised enough uncertainty in our estimation to prompt additional changes to the Fund’s portfolio in order to provide downside protection.  Furthermore, now that oil has made a second leg down in price, we believe that this will further pinch capital spending in that sector along with secondary and tertiary related industries domestically.  These changes in trend for many economic and monetary conditions appear to have not been fully reflected in consensus GDP and earnings estimates and present risk to equities exposed to a slowdown.

On a positive note, our research has uncovered new investment opportunities with catalysts for better than expected profits and with less cyclical end markets.  For example, we made an investment during the year in B&G Foods, which was trading at a historical low valuation due to slowing growth.  It was our thesis that, although the timing was unknown, the company had the balance sheet and plans to make additional accretive acquisitions.  They have, in fact, since purchased the Green Giant brand from General Mills which catapulted the stock 20% higher.  We also initiated a new position in Aceto Corporation, a company transitioning from a specialty chemical producer to a generic pharmaceutical distributor.  The company’s new business model now represents more than two-thirds of profits with double the margins, and should ultimately lead the business to be revalued higher.

In 2015, the Baird SmallCap Value Fund Institutional Class generated a total return of -5.11% compared to a -7.5% return for the Russell 2000 Value Index, the Fund’s benchmark.  Security selection was superior across 9

Baird SmallCap Value Fund
December 31, 2015

out of 11 economic sectors and our  repositioning of the Fund’s portfolio mid-year had a favorable impact upon performance.  During a year of great dispersion of returns among economic sectors, allocation played an important role for portfolio managers in 2015.  Following is a discussion of key contributors and detractors for the Fund’s performance relative to its benchmark during 2015.

Key Contributors to Relative Returns:

•	Very strong stock selection and an overweighted position in Consumer Staples, including B&G Foods and Pinnacle Foods, contributed the greatest to positive returns.
•
Our conscious choice to underweight the Materials sector given flagging global economic growth provided downside protection as Materials in the Fund’s benchmark was the worst performing sector (-30%), second only to Energy.

•
The Fund’s overweight exposure to Information Technology companies, which meaningfully outperformed the benchmark, boosted relative returns.  J2 Global and Integrated Device Technology were among the best performers.

•
The Fund’s Consumer Discretionary, Healthcare and Utility holdings all helped the Fund beat its benchmark for the year.  Some of the best performing names include ICU Medical, Lithia Motors, Steiner Leisure and Avangrid.

Key Detractors from Relative Returns:

•
Industrials struggled in 2015 given a slowing manufacturing environment both domestically and overseas.  Despite reducing the Fund’s exposure to the sector throughout the year, it was still the largest detractor from overall returns.  Universal Truckload Services, Generac Holdings and Navigator Holdings were among the disappointing performers.

•
Despite superior stock selection for the sector, our underweight to Financials created a small detraction from relative returns for the year.  Bank positions including Bofi HOLDINGS and Private Bancorp along with asset manager Diamond Hill Investment Group posted robust returns.  On the other hand, debt collectors Portfolio Recovery and Encore Capital Group underperformed.

•	Outside of sector-related performance, individual stocks that were significant detractors include Lands’ End and Targa Resources.

Looking Forward

Our strongest macroeconomic conviction lies in the belief that China’s economic growth rate will not only continue to slow, but disappoint expectations and remain a headwind for global commodity prices and trading partners, particularly in Europe and Southeast Asia.  Continued moves to devalue the yuan will only serve to export deflation and put pressure on corporate profits for countries that compete with China’s exports.  As a result of this outlook, our bias remains toward companies with predominately domestic revenue bases and those whose profits we have the conviction can best weather a potential economic slowdown.

Consistent with our investment philosophy and process, we continue to expect the SmallCap Value Fund to be comprised of high quality businesses with better than benchmark growth rates purchased at below market valuations.  We believe that this discipline, consistently applied in all market environments, will yield superior returns for investors.

Portfolio Manager:

Michelle Stevens

Baird SmallCap Value Fund
December 31, 2015 (Unaudited)

Portfolio Characteristics

A December 31, 2015 summary of the Fund’s top 10 holdings and equity sector analysis compared to the Russell 2000® Value Index is shown below.

Top 10 Holdings*			Equity Sector Analysis**

Dreyfus Institutional Cash
Advantage Fund	5.8%
Pinnacle Foods, Inc.	4.8%
Diamond Hill Investment Group, Inc.	4.2%
Motorcar Parts of America, Inc.	3.9%
j2 Global, Inc.	3.8%
LTC Properties, Inc.	3.6%
PrivateBancorp, Inc.	3.4%
Aceto Corp.	3.4%
ICU Medical, Inc.	3.3%
Integrated Device Technology, Inc.	3.1%

Net Assets:	$25,126,568
Portfolio Turnover Rate:	42.1%
Number of Equity Holdings:	38

Annualized Portfolio Expense Ratio:***
Gross
Institutional Class:	1.55%
Investor Class:	1.80%	****

Net
Institutional Class:	1.00%
Investor Class:	1.25%	****

*
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security.  Percentages shown relate to the Fund’s total net assets as of December 31, 2015.

**	Percentages shown in parentheses relate to the Fund’s total market value of investments as of December 31, 2015, and may not add up to 100% due to rounding.
***
Reflects expense ratios as stated in the Fund’s current prospectus.  The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 1.00% of average daily net assets for the Institutional Class shares and 1.25% of average daily net assets for the Investor Class shares, at least through April 30, 2017.

****	Includes 0.25% 12b-1 fee.

Baird SmallCap Value Fund
December 31, 2015 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (5/1/12), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (5/1/12), assuming reinvestment of all distributions.

Baird SmallCap Value Fund
December 31, 2015 (Unaudited)

Total Returns

		Average Annual
			Since
For the Periods Ended December 31, 2015	One Year	Three Year	Inception(1)
Institutional Class Shares	-5.11%	10.04%	9.16%
Investor Class Shares	-5.37%	9.77%	8.88%
Russell 2000® Value Index(2)	-7.47%	9.06%	9.44%

(1)	For the period from May 1, 2012 (inception date) through December 31, 2015.
(2)
The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. This index does not reflect any deduction for fees, expenses or taxes. A direct investment in the index is not possible.

The returns shown in the table above and the line graphs on the previous page reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund focuses on small cap value style stocks and therefore the performance of the Fund may be more volatile than the performance of funds that focus on types of stocks that have a broader investment style.  The Fund may invest up to 15% of its total assets in U.S. dollar denominated foreign securities and ADRs. Foreign investments involve additional risks such as currency rate fluctuations and the potential for political and economic instability, and different and sometimes less strict financial reporting standards and regulation.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com. Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird SmallCap Value Fund
Schedule of Investments, December 31, 2015

Common Stocks

			% of
	Shares	Value	Net Assets
Aerospace & Defense
Hexcel Corp.	12,646	$587,407	2.3%

Auto Components
Drew Industries, Inc.	6,712	408,694	1.6%
Motorcar Parts of America, Inc.*	28,725	971,192	3.9%
		1,379,886	5.5%
Banks
Hilltop Holdings, Inc.*	38,405	738,144	2.9%
PrivateBancorp, Inc.	20,762	851,657	3.4%
Renasant Corp.	22,011	757,399	3.0%
		2,347,200	9.3%
Building Products
Patrick Industries, Inc.*	10,538	458,403	1.8%

Capital Markets
Diamond Hill Investment Group, Inc.	5,620	1,062,180	4.2%

Commercial Services & Supplies
Deluxe Corp.	9,992	544,964	2.2%

Consumer Finance
Encore Capital Group, Inc.*	12,488	363,151	1.5%
PRA Group, Inc.*	9,679	335,764	1.3%
		698,915	2.8%
Electric Utilities
Avangrid, Inc.*	16,101	618,278	2.5%

Food Products
B&G Foods Inc.	21,855	765,362	3.0%
Pinnacle Foods, Inc.	28,099	1,193,084	4.8%
		1,958,446	7.8%
Gas Utilities
South Jersey Industries, Inc.	32,628	767,411	3.1%

Health Care Equipment & Supplies
Alere, Inc.*	16,392	640,763	2.5%
ICU Medical, Inc.*	7,338	827,580	3.3%
		1,468,343	5.8%
Health Care Providers & Services
Aceto Corp.	31,220	842,316	3.4%

Hotels, Restaurants & Leisure
Diamond Resorts International, Inc.*	17,227	439,461	1.7%

The accompanying notes are an integral part of these financial statements.

Baird SmallCap Value Fund
Schedule of Investments, December 31, 2015

Common Stocks (cont.)

			% of
	Shares	Value	Net Assets
Household Products
Orchids Paper Products Co.	21,075	$651,639	2.6%

Insurance
Atlas Financial Holdings, Inc.* f	29,660	590,234	2.3%

Internet Software & Services
j2 Global, Inc.	11,551	950,878	3.8%

Multi-Utilities
Alliant Energy Corp.	10,930	682,578	2.7%

Oil, Gas & Consumable Fuels
Navigator Holdings Ltd.* f	21,231	289,803	1.1%
Targa Resources Corp.	7,092	191,910	0.8%
		481,713	1.9%
Real Estate Investment Trusts (REITs)
BioMed Realty Trust, Inc.	23,884	565,812	2.2%
Blackstone Mortgage Trust, Inc.	23,416	626,612	2.5%
Capstead Mortgage Corp.	30,440	266,046	1.1%
DiamondRock Hospitality Co.	45,116	435,369	1.7%
Hatteras Financial Corp.	20,450	268,917	1.1%
Hersha Hospitality Trust	18,342	399,122	1.6%
LTC Properties, Inc.	20,765	895,802	3.6%
Omega Healthcare Investors, Inc.	21,855	764,488	3.0%
		4,222,168	16.8%
Semiconductors & Semiconductor Equipment
Integrated Device Technology, Inc.*	29,348	773,320	3.1%

Specialty Retail
Lithia Motors, Inc.	4,839	516,176	2.1%

Thrifts & Mortgage Finance
Bofi Holding, Inc.*	17,484	368,038	1.5%
Capitol Federal Financial, Inc.	20,917	262,717	1.1%
Meta Financial Group, Inc.	11,220	515,335	2.0%
		1,146,090	4.6%
Total Common Stocks
(Cost $20,108,433)		23,188,006	92.3%

The accompanying notes are an integral part of these financial statements.

Baird SmallCap Value Fund
Schedule of Investments, December 31, 2015

Short-Term Investments

			% of
	Shares	Value	Net Assets
Money Market Mutual Funds
Dreyfus Institutional Cash Advantage Fund, 0.26%«	1,465,794	$1,465,794	5.8%
Short-Term Investments Trust –
Liquid Assets Portfolio, 0.29%«	450,000	450,000	1.8%
Total Short-Term Investments
(Cost $1,915,794)		1,915,794	7.6%
Total Investments
(Cost $22,024,227)		25,103,800	99.9%
Other Assets in Excess of Liabilities		22,768	0.1%
TOTAL NET ASSETS		$25,126,568	100.0%
Notes to Schedule of Investments
*	Non-Income Producing
f	Foreign Security
«	7-Day Yield

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).  GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Baird SmallCap Value Fund
Schedule of Investments, December 31, 2015

Summary of Fair Value Exposure at December 31, 2015

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  Management has determined that these standards have no material impact on the Fund’s financial statements.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$23,188,006	$—	$—	$23,188,006
Total Equity	23,188,006	—	—	23,188,006
Short-Term Investments
Money Market Mutual Funds	1,915,794	—	—	$1,915,794
Total Short-Term Investments	1,915,794	—	—	1,915,794
Total Investments*	$25,103,800	$—	$—	$25,103,800

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report.  See the Fund’s valuation policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Additional Information on Fund Expenses
December 31, 2015 (Unaudited)

Example

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, such as management fees; distribution and/or service (12b-1) fees; and other fund expenses. Although the Funds do not charge any sales loads, redemption fees, or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a  redemption be made by wire transfer, currently the Fund’s transfer agent charges a $15.00 fee.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/15 – 12/31/15).

Actual Expenses

The third and fourth columns of the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the fourth column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fifth and sixth columns of the following table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the sixth column of the table (entitled “Expenses Paid During Period”) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs could have been higher.

Additional Information on Fund Expenses
December 31, 2015 (Unaudited)

Actual vs. Hypothetical Returns
For the Six Months Ended December 31, 2015

					Hypothetical
					(5% return
			Actual		before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Paid
	Expense	Value	Value	During	Value	During
	Ratio(1)(2)	7/1/15	12/31/15	Period(1)(2)	12/31/15	Period(1)(2)
Baird LargeCap Fund
Institutional Class	0.75%	$1,000.00	$961.70	$3.71	$1,021.42	$3.82
Investor Class	1.00%	$1,000.00	$961.50	$4.94	$1,020.16	$5.09

Baird MidCap Fund
Institutional Class	0.75%	$1,000.00	$926.60	$3.64	$1,021.42	$3.82
Investor Class	1.00%	$1,000.00	$925.50	$4.85	$1,020.16	$5.09

Baird Small/Mid Cap Value Fund
Institutional Class	0.95%	$1,000.00	$953.40	$0.81	$1,003.55	$0.83
Investor Class	1.20%	$1,000.00	$953.30	$1.03	$1,003.33	$1.05

Baird SmallCap Value Fund
Institutional Class	1.00%	$1,000.00	$926.10	$4.85	$1,020.16	$5.09
Investor Class	1.25%	$1,000.00	$924.80	$6.06	$1,018.90	$6.36

(1)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184 days and divided by 365 to reflect the one-half year period.
(2)
Expenses are equal to the Baird Small/Mid Cap Value Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 31/365 to reflect the period since the Fund’s inception on November 30, 2015.

Statements of Assets and Liabilities
December 31, 2015

			Baird
	Baird	Baird	Small/Mid	Baird
	LargeCap	MidCap	Cap Value	SmallCap
	Fund	Fund	Fund	Value Fund
ASSETS:
Investments, at value (cost $35,384,517,
$1,117,282,040, $4,925,435
and $22,024,227, respectively)	$36,257,679	$1,223,611,043	$4,730,733	$25,103,800
Dividends receivable	29,502	450,852	7,751	62,843
Interest receivable	75	9,221	86	390
Receivable for Fund shares sold	—	3,517,377	—	660
Receivable from Advisor and Distributor	—	—	20,458	—
Prepaid expenses and other assets	11,503	2,543	—	3,941
Total assets	36,298,759	1,227,591,036	4,759,028	25,171,634
LIABILITIES:
Payable for Fund shares repurchased	6,687	7,292,703	—	1,234
Payable to Advisor and Distributor	6,676	1,012,349	—	7,667
Accrued expenses and other liabilities	34,425	160,653	25,611	36,165
Total liabilities	47,788	8,465,705	25,611	45,066
NET ASSETS	$36,250,971	$1,219,125,331	$4,733,417	$25,126,568
NET ASSETS CONSIST OF:
Capital stock	$36,015,946	$1,141,663,324	$4,967,184	$22,799,623
Accumulated undistributed
net investment income	—	—	289	7,487
Accumulated net realized loss
on investments sold	(638,137)	(28,866,996)	(39,354)	(760,115)
Net unrealized appreciation
(depreciation) on investments	873,162	106,329,003	(194,702)	3,079,573
NET ASSETS	$36,250,971	$1,219,125,331	$4,733,417	$25,126,568
INSTITUTIONAL CLASS SHARES
Net Assets	$35,649,412	$1,035,004,553	$4,714,356	$23,139,732
Shares outstanding ($0.01 par value,
unlimited shares authorized)	4,449,336	69,041,053	495,306	1,775,679
Net asset value, offering and
redemption price per share	$8.01	$14.99	$9.52	$13.03
INVESTOR CLASS SHARES
Net Assets	$601,559	$184,120,778	$19,061	$1,986,836
Shares outstanding ($0.01 par value,
unlimited shares authorized)	75,481	12,817,360	2,003	152,902
Net asset value, offering and
redemption price per share	$7.97	$14.36	$9.52	$12.99

The accompanying notes are an integral part of these financial statements.

Statements of Operations
Period Ended December 31, 2015

			Baird
	Baird	Baird	Small/Mid	Baird
	LargeCap	MidCap	Cap Value	SmallCap
	Fund	Fund	Fund^	Value Fund
INVESTMENT INCOME:
Dividends (net of foreign taxes withheld
of $0, $8,878, $0 and $0, respectively)	$766,751	$7,833,809	$11,413	$447,337
Interest	750	51,676	86	1,580
Other income	3,443	11,980	—	1
Total investment income	770,944	7,897,465	11,499	448,918

EXPENSES:
Investment advisory fees	259,924	9,525,399	3,196	218,718
Administration fees	5,396	99,916	48	3,689
Shareholder servicing fees	15,442	125,018	3,300	15,251
Fund accounting fees	16,147	68,474	246	15,259
Professional fees	39,580	40,376	11,800	40,630
Federal and state registration	49,197	90,679	3,474	40,509
Directors fees	47,575	47,748	4,000	47,627
Custody fees	7,378	29,350	82	4,257
Reports to shareholders	1,949	83,723	1,300	1,750
Miscellaneous expenses	1,018	4,532	5	995
Distribution expense –
Investor Class Shares (Note 8)	3,185	508,632	4	5,494
Total expenses	446,791	10,623,847	27,455	394,179
Fee waiver/recoupment by Advisor (Note 5)	(143,538)	41,882	(23,659)	(131,370)
Net expenses	303,253	10,665,729	3,796	262,809

NET INVESTMENT INCOME (LOSS)	467,691	(2,768,264)	7,703	186,109

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	1,215,765	(27,744,335)	(39,584)	(676,064)
Change in unrealized depreciation
on investments	(3,284,296)	(22,515,811)	(194,702)	(826,483)
Net realized and unrealized loss
on investments	(2,068,531)	(50,260,146)	(234,286)	(1,502,547)
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$(1,600,840)	$(53,028,410)	$(226,583)	$(1,316,438)

^	Inception of the Baird Small/Mid Cap Value Fund was the close of business on November 30, 2015.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
Baird LargeCap Fund

	Year Ended	Year Ended
	December 31, 2015	December 31, 2014
OPERATIONS:
Net investment income	$467,691	$361,522
Net realized gain on investments	1,215,765	837,245
Change in unrealized appreciation/depreciation
on investments	(3,284,296)	3,634,313
Net increase (decrease) in net assets resulting from operations	(1,600,840)	4,833,080

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	7,717,424	13,065,266
Shares issued to holders in reinvestment of distributions	2,431,224	824,279
Cost of shares redeemed	(10,040,992)	(5,923,052)
Net increase in net assets resulting
from capital share transactions	107,656	7,966,493

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(469,154)	(354,933)
From net realized gains	(1,918,299)	(446,433)
Total Distributions	(2,387,453)	(801,366)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	(6,047)	(9,164)
From net realized gains	(37,847)	(13,750)
Total Distributions	(43,894)	(22,914)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,924,531)	11,975,293

NET ASSETS:
Beginning of year	40,175,502	28,200,209
End of year	$36,250,971	$40,175,502

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
Baird MidCap Fund

	Year Ended	Year Ended
	December 31, 2015	December 31, 2014
OPERATIONS:
Net investment loss	$(2,768,264)	$(2,059,677)
Net realized gain (loss) on investments	(27,744,335)	11,854,713
Change in unrealized appreciation/depreciation
on investments	(22,515,811)	31,922,782
Net increase (decrease) in net assets resulting from operations	(53,028,410)	41,717,818

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	449,697,294	963,929,395
Shares issued to holders in reinvestment of distributions	1,614,082	10,127,896
Cost of shares redeemed	(293,658,295)	(317,272,798)
Net increase in net assets resulting
from capital share transactions	157,653,081	656,784,493

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net realized gains	(1,484,630)	(9,261,206)
Total Distributions	(1,484,630)	(9,261,206)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net realized gains	(278,941)	(2,129,486)
Total Distributions	(278,941)	(2,129,486)

TOTAL INCREASE IN NET ASSETS	102,861,100	687,111,619

NET ASSETS:
Beginning of year	1,116,264,231	429,152,612
End of year	$1,219,125,331	$1,116,264,231

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
Baird Small/Mid Cap Value Fund

November 30, 2015^
through
December 31, 2015
OPERATIONS:
Net investment income	$7,703
Net realized loss on investments	(39,584)
Change in unrealized depreciation on investments	(194,702)
Net decrease in net assets resulting from operations	(226,583)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	4,960,000
Shares issued to holders in reinvestment of distributions	7,184
Net increase in net assets resulting from capital share transactions	4,967,184

DISTRIBUTIONS TO INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(7,158)
Total Distributions	(7,158)

DISTRIBUTIONS TO INVESTOR CLASS SHAREHOLDERS:
From net investment income	(26)
Total Distributions	(26)

TOTAL INCREASE IN NET ASSETS	4,733,417

NET ASSETS:
Beginning of period	—
End of period (including undistributed net investment income of $289)	$4,733,417

^	Inception was the close of business on November 30, 2015.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
Baird SmallCap Value Fund

	Year Ended	Year Ended
	December 31, 2015	December 31, 2014
OPERATIONS:
Net investment income	$186,109	$82,969
Net realized gain (loss) on investments	(676,064)	280,519
Change in unrealized depreciation on investments	(826,483)	(211,518)
Net increase (decrease) in net assets resulting from operations	(1,316,438)	151,970

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	5,084,558	9,218,037
Shares issued to holders in reinvestment of distributions	133,162	399,253
Cost of shares redeemed	(4,171,336)	(3,881,622)
Net increase in net assets resulting
from capital share transactions	1,046,384	5,735,668

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(148,738)	(76,463)
From net realized gains	—	(340,398)
Total Distributions	(148,738)	(416,861)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	(8,071)	(2,430)
From net realized gains	—	(30,893)
Total Distributions	(8,071)	(33,323)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(426,863)	5,437,454

NET ASSETS:
Beginning of year	25,553,431	20,115,977
End of year (including undistributed net investment
income of $7,487 and $0, respectively)	$25,126,568	$25,553,431

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird LargeCap Fund – Institutional Class

	Year Ended December 31,
	2015	2014	2013(1)	2012	2011
Per Share Data:
Net asset value, beginning of year	$8.93	$7.92	$9.86	$8.71	$8.93
Income from
investment operations:
Net investment income	0.10 (2)	0.09 (2)	0.03 (2)	0.04 (2)	0.01
Net realized and unrealized
gains (losses) on investments	(0.45)	1.10	3.16	1.15	(0.22)
Total from investment operations	(0.35)	1.19	3.19	1.19	(0.21)
Less distributions:
Distributions from
net investment income	(0.11)	(0.08)	(0.04)	(0.04)	(0.01)
Distributions from
net realized gains	(0.46)	(0.10)	(5.09)	—	—
Total distributions	(0.57)	(0.18)	(5.13)	(0.04)	(0.01)
Net asset value, end of year	$8.01	$8.93	$7.92	$9.86	$8.71
Total return	(3.94)%	15.09%	32.68%	13.62%	(2.34)%
Supplemental data and ratios:
Net assets, end of year (millions)	$35.6	$39.0	$28.0	$24.0	$20.5
Ratio of expenses to
average net assets	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of expenses to average
net assets (before waivers)	1.11%	1.17%	1.24%	1.34%	1.35%
Ratio of net investment income
to average net assets	1.18%	1.08%	0.28%	0.37%	0.12%
Ratio of net investment income (loss)
to average net assets (before waivers)	0.82%	0.66%	(0.21)%	(0.22)%	(0.48)%
Portfolio turnover rate(3)	86.5%	88.2%	127.7%	39.2%	38.2%

(1)	Effective December 23, 2013, Baird Kailash Group, LLC became the Fund’s subadviser.
(2)	Calculated using average shares outstanding during the year.
(3)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.  The Baird LargeCap Fund’s portfolio turnover rate in 2013 was higher than previous years primarily due to the implementation of a new investment strategy for the fund by Baird Kailash Group, LLC, the Fund’s subadviser.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird LargeCap Fund – Investor Class

	Year Ended December 31,
	2015	2014	2013(1)		2012	2011
Per Share Data:
Net asset value, beginning of year	$8.87	$7.87	$9.82		$8.68	$8.91
Income from
investment operations:
Net investment income (loss)	0.08 (2)	0.05 (2)	0.00	(2)(3)	0.01 (2)	(0.01)
Net realized and unrealized
gains (losses) on investments	(0.45)	1.12	3.14		1.15	(0.22)
Total from investment operations	(0.37)	1.17	3.14		1.16	(0.23)
Less distributions:
Distributions from
net investment income	(0.07)	(0.07)	—		(0.02)	—
Distributions from
net realized gains	(0.46)	(0.10)	(5.09)		—	—
Total distributions	(0.53)	(0.17)	(5.09)		(0.02)	—
Net asset value, end of year	$7.97	$8.87	$7.87		$9.82	$8.68
Total return	(4.18)%	14.89%	32.34%		13.32%	(2.58)%
Supplemental data and ratios:
Net assets, end of year (millions)	$0.6	$1.2	$0.2		$0.4	$0.2
Ratio of expenses to
average net assets	1.00%	1.00%	1.00%		1.00%	1.00%
Ratio of expenses to average
net assets (before waivers)	1.36%	1.42%	1.49%		1.59%	1.60%
Ratio of net investment income (loss)
to average net assets	0.93%	0.83%	0.03%		0.12%	(0.13)%
Ratio of net investment income (loss)
to average net assets (before waivers)	0.57%	0.41%	(0.46)%		(0.47)%	(0.73)%
Portfolio turnover rate(4)	86.5%	88.2%	127.7%		39.2%	38.2%

(1)	Effective December 23, 2013, Baird Kailash Group, LLC became the Fund’s subadviser.
(2)	Calculated using average shares outstanding during the year.
(3)	Amount is less than $0.005.
(4)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.  The Baird LargeCap Fund’s portfolio turnover rate in 2013 was higher than previous years primarily due to the implementation of a new investment strategy for the fund by Baird Kailash Group, LLC, the Fund’s subadviser.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird MidCap Fund – Institutional Class

	Year Ended December 31,
	2015		2014		2013	2012	2011
Per Share Data:
Net asset value, beginning of year	$15.57		$15.00		$11.52	$9.98	$10.04
Income from
investment operations:
Net investment income (loss)	(0.03	)(1)	(0.03	)(1)	(0.01)	0.07 (1)	(0.01	)(1)
Net realized and unrealized
gains (losses) on investments	(0.53)		0.76		3.80	1.57	0.54
Total from investment operations	(0.56)		0.73		3.79	1.64	0.53
Less distributions:
Distributions from
net investment income	—		—		—	(0.04)	—
Distributions from
net realized gains	(0.02)		(0.16)		(0.31)	(0.06)	(0.59)
Total distributions	(0.02)		(0.16)		(0.31)	(0.10)	(0.59)
Net asset value, end of year	$14.99		$15.57		$15.00	$11.52	$9.98
Total return	(3.59)%		4.85%		32.90%	16.49%	5.19%
Supplemental data and ratios:
Net assets, end of year (millions)	$1,035.0		$910.9		$286.1	$137.2	$40.9
Ratio of expenses to
average net assets	0.80%		0.85%		0.85%	0.85%	0.85%
Ratio of expenses to average
net assets (before waivers/recoupments)	0.80%		0.87%		0.87%	0.97%	1.21%
Ratio of net investment income (loss)
to average net assets	(0.18)%		(0.17)%		(0.04)%	0.65%	(0.10)%
Ratio of net investment income (loss)
to average net assets (before waivers)	(0.18)%		(0.19)%		(0.06)%	0.53%	(0.46)%
Portfolio turnover rate(2)	52.8%		37.3%		36.3%	29.5%	44.8%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird MidCap Fund – Investor Class

	Year Ended December 31,
	2015		2014		2013	2012	2011
Per Share Data:
Net asset value, beginning of year	$14.96		$14.45		$11.13	$9.66	$9.76
Income from
investment operations:
Net investment income (loss)	(0.06	)(1)	(0.06	)(1)	(0.03)	0.04 (1)	(0.03	)(1)
Net realized and unrealized
gains (losses) on investments	(0.52)		0.73		3.66	1.52	0.52
Total from investment operations	(0.58)		0.67		3.63	1.56	0.49
Less distributions:
Distributions from net
investment income	—		—		—	(0.03)	—
Distributions from
net realized gains	(0.02)		(0.16)		(0.31)	(0.06)	(0.59)
Total distributions	(0.02)		(0.16)		(0.31)	(0.09)	(0.59)
Net asset value, end of year	$14.36		$14.96		$14.45	$11.13	$9.66
Total return	(3.80)%		4.62%		32.62%	16.16%	4.93%
Supplemental data and ratios:
Net assets, end of year (millions)	$184.1		$205.4		$143.1	$84.1	$2.6
Ratio of expenses to
average net assets	1.05%		1.10%		1.10%	1.10%	1.10%
Ratio of expenses to average
net assets (before waivers/recoupments)	1.05%		1.12%		1.12%	1.22%	1.46%
Ratio of net investment income (loss)
to average net assets	(0.43)%		(0.42)%		(0.29)%	0.40%	(0.35)%
Ratio of net investment income (loss)
to average net assets (before waivers)	(0.43)%		(0.44)%		(0.31)%	0.28%	(0.71)%
Portfolio turnover rate(2)	52.8%		37.3%		36.3%	29.5%	44.8%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Small/Mid Cap Value Fund – Institutional Class

	November 30, 2015^
	through
	December 31, 2015
Per Share Data:
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.02	(1)
Net realized and unrealized loss on investments	(0.49)
Total from investment operations	(0.47)
Less distributions:
Distributions from net investment income	(0.01)
Total distributions	(0.01)
Net asset value, end of period	$9.52
Total return	(4.66	)%(2)
Supplemental data and ratios:
Net assets, end of period (millions)	$4.7
Ratio of expenses to average net assets	0.95	%(3)
Ratio of expenses to average net assets (before waivers)	6.88	%(3)
Ratio of net investment income to average net assets	1.96	%(3)
Ratio of net investment loss to average net assets (before waivers)	(3.97	)%(3)
Portfolio turnover rate(4)	14.7	%(2)

^	Inception date.
(1)	Calculated using average shares outstanding during the period.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Small/Mid Cap Value Fund – Investor Class

	November 30, 2015^
	through
	December 31, 2015
Per Share Data:
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.01	(1)
Net realized and unrealized gain on investments	(0.48)
Total from investment operations	(0.47)
Less distributions:
Distributions from net investment income	(0.01)
Total distributions	(0.01)
Net asset value, end of period	$9.52
Total return	(4.67	)%(2)
Supplemental data and ratios:
Net assets, end of period (thousands)	$19.0
Ratio of expenses to average net assets	1.20	%(3)
Ratio of expenses to average net assets (before waivers)	7.13	%(3)
Ratio of net investment income to average net assets	1.71	%(3)
Ratio of net investment loss to average net assets (before waivers)	(4.22	)%(3)
Portfolio turnover rate(4)	14.7	%(2)

^	Inception date.
(1)	Calculated using average shares outstanding during the period.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird SmallCap Value Fund – Institutional Class

				May 1, 2012^
				through
	Year Ended December 31,			December 31,
	2015	2014	2013	2012
Per Share Data:
Net asset value, beginning of period	$13.82	$14.01	$10.20	$10.00
Income from investment operations:
Net investment income(1)	0.11	0.05	0.07	0.15
Net realized and unrealized
gains (losses) on investments	(0.82)	0.01	3.99	0.20
Total from investment operations	(0.71)	0.06	4.06	0.35
Less distributions:
Distributions from net investment income	(0.08)	(0.05)	(0.05)	(0.12)
Distributions from net realized gains	—	(0.20)	(0.20)	(0.03)
Total distributions	(0.08)	(0.25)	(0.25)	(0.15)
Net asset value, end of period	$13.03	$13.82	$14.01	$10.20
Total return	(5.11)%	0.42%	39.85%	3.52	%(2)
Supplemental data and ratios:
Net assets, end of period (millions)	$23.1	$23.5	$19.0	$8.1
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.00	%(3)
Ratio of expenses to average
net assets (before waivers)	1.51%	1.55%	2.02%	3.06	%(3)
Ratio of net investment income
to average net assets	0.79%	0.36%	0.71%	2.32	%(3)
Ratio of net investment income (loss)
to average net assets (before waivers)	0.28%	(0.19)%	(0.31)%	0.26	%(3)
Portfolio turnover rate(4)	42.1%	41.9%	36.9%	24.6	%(2)

^	Inception date.
(1)	Calculated using average shares outstanding during the period.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird SmallCap Value Fund – Investor Class

				May 1, 2012^
				through
	Year Ended December 31,			December 31,
	2015	2014	2013	2012
Per Share Data:
Net asset value, beginning of period	$13.78	$13.98	$10.19	$10.00
Income from investment operations:
Net investment income(1)	0.07	0.02	0.04	0.14
Net realized and unrealized
gains (losses) on investments	(0.81)	0.00 (2)	3.99	0.19
Total from investment operations	(0.74)	0.02	4.03	0.33
Less distributions:
Distributions from net investment income	(0.05)	(0.02)	(0.04)	(0.11)
Distributions from net realized gains	—	(0.20)	(0.20)	(0.03)
Total distributions	(0.05)	(0.22)	(0.24)	(0.14)
Net asset value, end of period	$12.99	$13.78	$13.98	$10.19
Total return	(5.37)%	0.13%	39.58%	3.32	%(3)
Supplemental data and ratios:
Net assets, end of period (millions)	$2.0	$2.1	$1.1	$0.2
Ratio of expenses to average net assets	1.25%	1.25%	1.25%	1.25	%(4)
Ratio of expenses to average
net assets (before waivers)	1.76%	1.80%	2.27%	3.31	%(4)
Ratio of net investment income
to average net assets	0.54%	0.11%	0.46%	2.07	%(4)
Ratio of net investment income (loss)
to average net assets (before waivers)	0.03%	(0.44)%	(0.56)%	0.01	%(4)
Portfolio turnover rate(5)	42.1%	41.9%	36.9%	24.6	%(3)

^	Inception date.
(1)	Calculated using average shares outstanding during the period.
(2)	Amount is less than $0.005.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Notes to the Financial Statements
December 31, 2015

1.	Organization

Baird Funds, Inc. (the “Corporation”) was incorporated on June 9, 2000 as a Wisconsin corporation and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The accompanying financial statements include the Baird LargeCap Fund, the Baird MidCap Fund, the Baird Small/Mid Cap Value Fund and the Baird SmallCap Value Fund (each a “Fund” and collectively the “Funds”), four of the thirteen series comprising the Corporation. Pursuant to the 1940 Act, the Funds are “diversified” series of the Corporation. The investment advisor to the Funds is Robert W. Baird & Co. Incorporated (“Baird” or the “Advisor”).

The Baird LargeCap Fund commenced with the sale of both Institutional and Investor Class Shares on September 29, 2000. The Baird MidCap Fund commenced with the sale of both Institutional and Investor Class Shares on December 29, 2000.  The Baird Small/Mid Cap Value Fund commenced with the sale of both Institutional and Investor Class Shares on November 30, 2015.  The Baird SmallCap Value Fund commenced with the sale of both Institutional and Investor Class Shares on May 1, 2012.  Institutional Class shares are not subject to a distribution and service (12b-1) fee, while Investor Class shares are subject to a distribution and service (12b-1) fee up to 0.25%.  See Note 8.

The Baird LargeCap Fund seeks long-term growth of capital through investments in equity securities of large-capitalization companies.

The Baird MidCap Fund seeks long-term growth of capital through investments in equity securities of mid-capitalization companies.

The Baird Small/Mid Cap Value Fund seeks long-term growth of capital through investments in equity securities of small- to mid-capitalization companies.

The Baird SmallCap Value Fund seeks long-term growth of capital through investments in equity securities of small-capitalization companies.

On December 31, 2015, shareholders affiliated with the Advisor held 90% of the Institutional Class shares of the Baird LargeCap Fund, 96% of the Institutional Class shares of the Baird Small/Mid Cap Value Fund and 52% of the Institutional Class shares of the Baird SmallCap Value Fund.  These shareholders included the Advisor’s participant-directed retirement and deferred compensation plans and the Baird Foundation.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

a)
Investment Valuation – Section 2(a)(41) of the 1940 Act, together with the rules and interpretations of the SEC, require the Funds, in computing net asset value, to value their portfolio securities using market quotations when they are “readily available.” When market quotations are not readily available (e.g., because there is no regular market quotation for such securities, the market for such security is limited, the validity of quotations is questionable or, for debt securities, the Funds’ independent pricing service, does not provide a price), the Board of Directors of the Corporation must value the securities at “fair value determined in good faith.” The Board has delegated such responsibility to the Advisor pursuant to pricing policies and procedures that the Board has adopted and regularly reviews. In general, the “fair value” of a security means the price that would be received to sell a security in an orderly transaction between market participants at the measurement date.

The Funds determine the fair value of their investments and compute their net asset value per share as of the close of regular trading of the New York Stock Exchange (4:00 p.m. EST).

Notes to the Financial Statements
December 31, 2015

2.	Significant Accounting Policies (cont.)

Consistent with Section 2(a)(41) of the 1940 Act, the Funds price their securities as follows: common stocks that are listed on a securities exchange (other than NASDAQ) are valued at the last quoted sale price. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price.  Price information on listed stocks is taken from the exchange where the security is primarily traded.  Securities that were not traded on the valuation date, as well as stocks that are not listed on an exchange, including NASDAQ, are valued at the average of the current bid and asked price.  Debt securities are valued at their evaluated bid prices as provided by an independent pricing service using valuation methods that are designed to represent fair value, such as matrix pricing and other analytical pricing models, market transactions and dealer quotations.  Debt securities purchased with maturities of 60 days or less are valued as described above unless an evaluated price is not available, in which case such security is valued at acquisition cost, plus or minus any amortized discount or premium (“amortized cost”), or, if the Advisor does not believe amortized cost is reflective of the value of the security, the security is priced at fair value as described below.  Investments in mutual funds are valued at their stated net asset value. Other assets and securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor in accordance with procedures approved by the Corporation’s Board of Directors.  In accordance with such procedures, the Advisor may use broker quotes or prices obtained from alternative independent pricing services or, if broker quotes or prices from alternative pricing services are unavailable or deemed to be unreliable, fair value will be determined by a valuation committee of the Advisor.  In determining fair value, the valuation committee takes into account all relevant factors and available information. Consequently, the price of the security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security.  Fair value pricing involves subjective judgments and there is no single standard for determining a security’s fair value.  As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine. In addition, given the volatility and periodic illiquidity experienced in recent years, the prices determined for any individual security on any given day may vary significantly from the amount that can be obtained in an actual sale of that security, and the Funds’ NAV may fluctuate significantly from day to day or from period to period.

b)
Foreign Securities – Foreign securities are defined as securities issued by companies that are organized outside the United States.  Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government.  These risks include foreign currency fluctuations and adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.  Occasionally, events that affect these values and exchange rates may occur after the close of the exchange on which such securities are traded.  If such events materially affect the value of a Fund’s securities, these securities may be valued at their fair value pursuant to procedures adopted by the Board of Directors.  All of the foreign securities owned by the Funds as of December 31, 2015 are traded directly on the New York Stock Exchange or NASDAQ or through an American Depository Receipt (ADR).

c)
Income Tax Status – The Funds intend to continue to qualify as regulated investment companies as provided in subchapter M of the Internal Revenue Code and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax expense to the Funds.  Therefore, no federal income or excise tax provision is recorded.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2015, or for any other tax years which are open for exam.  As of December 31, 2015, open tax years include the

Notes to the Financial Statements
December 31, 2015

2.	Significant Accounting Policies (cont.)

tax years ended December 31, 2012 through 2015.  The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as interest expense and other expense, respectively, in the Statement of Operations.  During the year, the Funds did not incur any interest or penalties.

d)
Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually.  Distributions of net realized capital gains, if any, are declared and paid at least annually.  The book basis character of distributions may differ from their ultimate characterization for Federal income tax purposes.

e)
Allocation of Income and Expenses – Each Fund is charged for those expenses directly attributable to it. Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class of shares.  Income, expenses and realized and unrealized gains and losses are allocated to the classes based on their respective net assets.  Expenses that are not directly attributable to a Fund are allocated among the Funds in the series in proportion to their assets or are divided equally amongst the Funds.

f)
Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

g)
Securities Transactions and Investment Income – Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date net of withholding taxes, if any, and interest income is recognized on an accrual basis.

h)
Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown and would involve future claims against the Funds that have not yet occurred.  Based on experience, the Funds would expect the risk of loss to be remote.

i)
Recent Accounting Pronouncements – In June 2014, the FASB issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions.  The effective date of this ASU is for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years.  See Note 6 for additional information.

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)”.  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient.  The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient.  The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Funds’ financial statements and related disclosures.

Notes to the Financial Statements
December 31, 2015

3.	Capital Share Transactions

The following table summarizes the capital share transactions of each Fund for the past two fiscal periods:

Baird LargeCap Fund
Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2015			December 31, 2015
	Shares	Amount		Shares	Amount
Shares sold	741,344	$6,555,160	Shares sold	129,900	$1,162,264
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment			reinvestment
of dividends	295,843	2,387,452	of dividends	5,451	43,772
Shares redeemed	(949,026)	(8,371,963)	Shares redeemed	(196,702)	(1,669,029)
Net increase	88,161	$570,649	Net decrease	(61,351)	$(462,993)
Shares Outstanding:			Shares Outstanding:
Beginning of year	4,361,175		Beginning of year	136,832
End of year	4,449,336		End of year	75,481

Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2014			December 31, 2014
	Shares	Amount		Shares	Amount
Shares sold	1,328,086	$11,158,768	Shares sold	227,284	$1,906,498
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment			reinvestment
of dividends	88,451	801,365	of dividends	2,546	22,914
Shares redeemed	(597,146)	(4,981,546)	Shares redeemed	(112,615)	(941,506)
Net increase	819,391	$6,978,587	Net increase	117,215	$987,906
Shares Outstanding:			Shares Outstanding:
Beginning of year	3,541,784		Beginning of year	19,617
End of year	4,361,175		End of year	136,832

Notes to the Financial Statements
December 31, 2015

3.	Capital Share Transactions (cont.)

Baird MidCap Fund
Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2015			December 31, 2015
	Shares	Amount		Shares	Amount
Shares sold	24,895,673	$397,319,033	Shares sold	3,431,190	$52,378,261
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment			reinvestment
of dividends	88,675	1,340,418	of dividends	18,891	273,664
Shares redeemed	(14,443,816)	(227,556,679)	Shares redeemed	(4,362,243)	(66,101,616)
Net increase	10,540,532	$171,102,772	Net decrease	(912,162)	$(13,449,691)
Shares Outstanding:			Shares Outstanding:
Beginning of year	58,500,521		Beginning of year	13,729,522
End of year	69,041,053		End of year	12,817,360

Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2014			December 31, 2014
	Shares	Amount		Shares	Amount
Shares sold	47,418,737	$720,729,467	Shares sold	16,548,473	$243,199,928
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment			reinvestment
of dividends	515,098	8,107,643	of dividends	133,615	2,020,253
Shares redeemed	(8,506,966)	(130,128,454)	Shares redeemed	(12,855,423)	(187,144,344)
Net increase	39,426,869	$598,708,656	Net increase	3,826,665	$58,075,837
Shares Outstanding:			Shares Outstanding:
Beginning of year	19,073,652		Beginning of year	9,902,857
End of year	58,500,521		End of year	13,729,522

Baird Small/Mid Cap Value Fund^
Institutional Class Shares			Investor Class Shares
	Period Ended			Period Ended
	December 31, 2015			December 31, 2015
	Shares	Amount		Shares	Amount
Shares sold	494,559	$4,940,000	Shares sold	2,000	$20,000
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment			reinvestment
of dividends	747	7,158	of dividends	3	26
Net increase	495,306	$4,947,158	Net increase	2,003	$20,026
Shares Outstanding:			Shares Outstanding:
Beginning of period	—		Beginning of period	—
End of period	495,306		End of period	2,003

^  Inception was the close of business on November 30, 2015.

Notes to the Financial Statements
December 31, 2015

3.	Capital Share Transactions (cont.)

Baird SmallCap Value Fund
Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2015			December 31, 2015
	Shares	Amount		Shares	Amount
Shares sold	340,633	$4,606,208	Shares sold	35,000	$478,350
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment			reinvestment
of dividends	9,857	129,529	of dividends	277	3,633
Shares redeemed	(272,018)	(3,706,223)	Shares redeemed	(34,792)	(465,113)
Net increase	78,472	$1,029,514	Net increase	485	$16,870
Shares Outstanding:			Shares Outstanding:
Beginning of year	1,697,207		Beginning of year	152,417
End of year	1,775,679		End of year	152,902

Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2014			December 31, 2014
	Shares	Amount		Shares	Amount
Shares sold	575,554	$7,984,672	Shares sold	89,753	$1,233,365
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment			reinvestment
of dividends	27,353	381,575	of dividends	1,270	17,678
Shares redeemed	(264,424)	(3,666,171)	Shares redeemed	(15,479)	(215,451)
Net increase	338,483	$4,700,076	Net increase	75,544	$1,035,592
Shares Outstanding:			Shares Outstanding:
Beginning of year	1,358,724		Beginning of year	76,873
End of year	1,697,207		End of year	152,417

4.	Investment Transactions and Income Tax Information

During the year ended December 31, 2015, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Baird	Baird	Baird Small/Mid	Baird SmallCap
	LargeCap Fund	MidCap Fund	Cap Value Fund^	Value Fund
Purchases:	$33,527,697	$802,502,678	$4,979,311	$10,282,472
Sales:	$33,784,268	$639,818,558	$ 322,563	$10,154,441

^  Inception was the close of business on November 30, 2015.

The Baird LargeCap Fund, Baird MidCap Fund and Baird SmallCap Value Fund did not purchase or sell U.S. Government securities during the year ended December 31, 2015.  The Baird Small/Mid Cap Value Fund did not purchase or sell U.S. Government securities during the period November 30, 2015 through December 31, 2015.

Notes to the Financial Statements
December 31, 2015

4.	Investment Transactions and Income Tax Information (cont.)

At December 31, 2015, accumulated earnings/losses on a tax basis were as follows:

			Baird
	Baird	Baird	Small/Mid	Baird
	LargeCap	MidCap	Cap	SmallCap
	Fund	Fund	Value Fund	Value Fund
Cost of Investments	$35,712,019	$1,117,935,880	$4,925,435	$22,030,410
Gross unrealized appreciation	2,943,658	181,880,311	29,694	4,551,108
Gross unrealized depreciation	(2,397,998)	(76,205,148)	(224,396)	(1,477,718)
Net unrealized
appreciation (depreciation)	$545,660	$105,675,163	$(194,702)	$3,073,390
Undistributed ordinary income	—	—	289	7,487
Total distributable earnings	$—	$—	$289	$7,487
Other accumulated losses	(310,635)	(28,213,156)	(39,354)	(753,932)
Total accumulated earnings (losses)	$235,025	$77,462,007	$(233,767)	$2,326,945

Undistributed income or net realized gains for financial statement purposes may differ from amounts recognized for federal income tax purposes due to differences in the recognition and characterization of income, expense and capital gain items. The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications are primarily due to differing treatments for losses deferred due to wash sales, equalization accounting for tax purposes, and non-deductible expenses.  These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2015, the following table shows the reclassifications made:

	Undistributed Net	Accumulated Net
	Investment Income/(Loss)	Realized Gain/(Loss)	Paid In Capital
Baird LargeCap Fund	$7,510	$(262,240)	$254,730
Baird MidCap Fund	2,768,264	345	(2,768,609)
Baird Small/Mid Cap Value Fund	(230)	230	—
Baird SmallCap Value Fund	(21,814)	21,814	—

Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2015, Baird LargeCap Fund elected to defer capital losses occurring between November 1, 2015 and December 31, 2015 in the amount of $181,372.

To the extent the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryovers.  At December 31, 2015, accumulated net realized capital loss carryovers, if any, and the year(s) in which the capital loss carryovers expire were:

	Capital Loss		Year of
	Carryover	Character	Expiration
Baird MidCap Fund	$28,213,156	Short-Term	Indefinitely
Baird Small/Mid Cap Value Fund	39,354	Short-Term	Indefinitely
Baird SmallCap Value Fund	528,085	Short-Term	Indefinitely
	225,847	Long-Term	Indefinitely

Notes to the Financial Statements
December 31, 2015

4.	Investment Transactions and Income Tax Information (cont.)

During the year ended December 31, 2015, the Funds paid the following dividends:

	Ordinary Income Dividends	Long-Term Capital Gain
Baird LargeCap Fund	$1,286,082	$1,145,265
Baird MidCap Fund	1,763,571	—
Baird Small/Mid Cap Value Fund	7,184	—
Baird SmallCap Value Fund	156,809	—

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2015.  To the extent necessary to fully distribute such capital gains, the Baird LargeCap Fund designated earnings and profits distributed to shareholders on the redemption of shares.

During the year ended December 31, 2014, the Funds paid the following dividends:

	Ordinary Income Dividends	Long-Term Capital Gain
Baird LargeCap Fund	$780,172	$44,108
Baird MidCap Fund	990,315	10,400,377
Baird SmallCap Value Fund	107,742	342,442

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2014.  To the extent necessary to fully distribute such capital gains, the Baird MidCap Fund and Baird SmallCap Value Fund also designated earnings and profits distributed to shareholders on the redemption of shares.

5.	Investment Advisory and Other Agreements

The Funds have entered into Investment Advisory Agreements with Baird for the provision of investment advisory services.  Pursuant to the Investment Advisory Agreements, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.65% for the Baird LargeCap Fund, 0.75% for the Baird MidCap Fund, 0.80% for the Baird Small/Mid Cap Value Fund and 0.85% for the Baird SmallCap Value Fund as applied to the respective Fund’s average daily net assets.  Certain officers of the Advisor are also officers of the Funds.

Baird has entered into a Sub-Advisory Agreement with Baird Kailash Group, LLC (“BKG”), pursuant to which BKG acts as subadvisor to the Baird LargeCap Fund (the “Sub-Advisory Agreement”).  Baird is responsible for paying BKG a subadvisory fee, which is calculated daily and paid monthly at the annual rate of 0.45% of the average daily net assets of the Baird LargeCap Fund, out of the advisory fee that the Baird LargeCap Fund pays to Baird.  Certain officers of BKG are also officers of the Funds.

For the year ended December 31, 2015 and through April 30, 2017, the Advisor has contractually agreed to waive its  investment advisory fee and/or reimburse the Funds’ operating expenses (exclusive of brokerage, taxes, and extraordinary  expenses) to the extent necessary to ensure that each Fund’s annual operating expenses do not exceed the following  percentages of average daily net assets:

	Institutional Class Shares	Investor Class Shares
Baird LargeCap Fund	0.75%	1.00%
Baird MidCap Fund	0.85%	1.10%
Baird Small/Mid Cap Value Fund	0.95%	1.20%
Baird SmallCap Value Fund	1.00%	1.25%

Notes to the Financial Statements
December 31, 2015

5.	Investment Advisory and Other Agreements (cont.)

To the extent that the Advisor reimburses or absorbs fees and expenses, it may seek payment of such amounts for three years after the year in which expenses were reimbursed or absorbed.  A Fund will make no such payment, however, if its total annual operating expenses exceed the expense limits in effect at the time the expenses were reimbursed or at the time these payments are proposed.

	Fiscal Year Ended December 31,
	2015	2014	2013
Reimbursed/Absorbed Expenses Subject
to Recovered by Advisor Until:	2018	2017	2016
Baird LargeCap Fund	$143,538	$140,955	$136,768
Baird Small/MidCap Value Fund	$23,659	N/A	N/A
Baird SmallCap Value Fund	$131,370	$131,933	$133,188

The Advisor recouped $41,882 of previously waived management fees from the Baird MidCap Fund in 2015.

U.S. Bancorp Fund Services, LLC (“USBFS”) serves as transfer agent, administrator, and accounting services agent for the Funds. U.S. Bank, N.A. (“U.S. Bank”) serves as custodian for the Funds.  U.S. Bank is considered an “affiliated person” of the Funds for purposes of the 1940 Act as a result of U.S. Bank’s fiduciary accounts for which it has investment authority and/or voting authority collectively acquiring 5% or more of the shares of the Baird Aggregate Bond Fund, a separate series of the Company.  As a result, USBFS is an affiliated person of an affiliated person (or a “second tier” affiliate) of the Funds.

Robert W. Baird & Co. Incorporated (the “Distributor”) is the sole distributor of the Funds pursuant to a distribution agreement.

No commissions were earned by the Distributor for services rendered as a registered broker-dealer in securities transactions for the Baird LargeCap Fund, Baird MidCap Fund and Baird SmallCap Value Fund for the year ended December 31, 2015 and the Baird Small/Mid Cap Value Fund from November 30, 2015 through December 31, 2015.

6.	Securities Lending

Each Fund may lend up to one-third of its total assets (including such loans) to borrowers under terms of participation in  a securities lending program administered by U.S. Bank N.A., the Funds’ custodian and an affiliated person of the Funds, and an affiliate of USBFS, the Funds’ transfer  agent and administrator, and a second-tier affiliate of the Funds.  The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the market value of any loaned securities at the time of the loan, plus accrued interest.

The Funds receive compensation in the form of fees and earn interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. Each Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period. Each Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand.

As of December 31, 2015, none of the Funds had securities on loan.  When a Fund engages in securities lending, loaned securities are collateralized by cash equivalents. The cash collateral is invested by the custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. A Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Funds are indemnified from this risk by contract with the securities lending agent.

Notes to the Financial Statements
December 31, 2015

6.	Securities Lending (cont.)

The Funds receive cash as collateral in return for securities lent as part of a securities lending program. The collateral is invested in the Mount Vernon Securities Lending Prime Portfolio (a securities lending trust subject to Rule 2a-7 under the 1940 Act).

The interest income earned by the Funds, if any, on investments of cash collateral received from borrowers for the securities loaned to them (“securities lending income”) is reflected in the Funds’ statements of operations. The Funds did not participate in the securities lending program during the year ended December 31, 2015.

7.	Line of Credit

The Corporation maintains an uncommitted, senior secured and unsecured line of credit (“LOC”) with U.S. Bank, N.A. (the “Bank”) to provide the Funds a temporary liquidity source to meet unanticipated redemptions.  The unsecured line of credit is available to the Funds for any period during which U.S. Bank is an affiliate of the Funds.  Under the terms of the LOC, borrowings for each Fund are limited to one-third of the total assets (including the amount borrowed) of the respective Fund, or as otherwise indicated within the Funds’ agreement with the Bank. The Bank charges interest at the Bank’s Prime Rate less 2% (weighted average rate of 1.25% during 2015). For the year ended December 31, 2015, the Funds did not borrow on the LOC.

8.	Distribution and Shareholder Service Plan

The Funds have adopted a distribution and shareholder service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan allows the Funds to compensate the Distributor for the costs incurred in distributing the Funds’ Investor Class Shares, including amounts paid to brokers or dealers, at an annual rate of 0.25% of the average daily net assets of the Funds’ Investor Class Shares. The Baird LargeCap Fund, Baird MidCap Fund, Baird Small/Mid Cap Value Fund and Baird SmallCap Value Fund incurred $3,185, $508,632, $4 and $5,494, respectively, in fees pursuant to the Plan during the year ended December 31, 2015.

9.	Subsequent Event

On February 23, 2016, the Board of Directors (the “Board”) of the Corporation approved the replacement of Baird Kailash Group, LLC (“BKG”) with L2 Asset Management, LLC (“L2”) as the subadviser to the Baird LargeCap Fund (the “LargeCap Fund”), subject to approval by shareholders of the LargeCap Fund at a special meeting to be held in April 2016.  The Advisor will remain the investment advisor to the LargeCap Fund, and Matthew Malgari will remain the LargeCap Fund’s lead portfolio manager.

L2 is an SEC-registered adviser principally owned by Mr. Malgari and Sanjeev Bhojraj, Ph.D., who is proposed to be added as a co-portfolio manager for the Fund.  If the new subadvisory agreement is approved by shareholders, L2 will provide the day-to-day portfolio management services to the LargeCap Fund in accordance with the LargeCap Fund’s investment objective and policies.  L2 will employ the same quantitative methodology that BKG currently uses to manage the LargeCap Fund.  There will be no change to the LargeCap Fund’s investment objective, strategy, fees or expenses.  The LargeCap Fund will continue to pursue an investment objective of long-term growth of capital.

Additional details regarding the special meeting will be contained in a proxy statement to be mailed to the LargeCap Fund’s shareholders in advance of the meeting.  L2 will begin managing the LargeCap Fund on or about May 1, 2016, subject to shareholder approval of the new subadvisory agreement.

There were no additional subsequent events since December 31, 2015 through the date the financial statements were issued that would require adjustment to or additional disclosure in these financial statements.

Report of Independent Registered Public
Accounting Firm

Board of Directors and Shareholders
Baird Funds, Inc.

We have audited the accompanying statements of assets and liabilities of Baird LargeCap Fund, Baird MidCap Fund, Baird Small/Mid Cap Value Fund and Baird SmallCap Value Fund (four of the funds constituting Baird Funds, Inc.) (collectively, “the Funds”), including the schedules of investments, as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Baird LargeCap Fund and the Baird MidCap Fund; the related statement of operations, the statement of changes in net assets and the financial highlights for the period from November 30, 2015 (date of inception) through December 31, 2015 for the Baird Small/Mid Cap Value Fund; the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from May 1, 2012 (date of inception) through December 31, 2012 for the Baird SmallCap Value Fund. These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian or brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the aforementioned Funds of Baird Funds, Inc. as of December 31, 2015, and the results of their operations, changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Chicago, IL

February 25, 2016

Directors & Officers
As of December 31, 2015

Independent Directors

G. Frederick Kasten, Jr.

Independent Director and Chairman
Term of Office:  Indefinite
Length of Time Served:  Since September 2000
Age:  76

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Retired; Chairman, the Advisor (January 2000-December 2005); Chairman and CEO, the Advisor (January 1998-January 2000); President, Chairman and CEO, the Advisor (June 1983-January 1998); President, the Advisor (January 1979-January 1983)

Number of Portfolios in Complex Overseen by Director:  12

Other Directorships Held by Director:  None

John W. Feldt

Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since September 2000
Age:  73

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Retired; Senior Vice President-Finance, University of Wisconsin Foundation (1985-2006); Vice President-Finance, University of Wisconsin Foundation (1980-1985); Associate Director, University of Wisconsin Foundation (1967-1980)

Number of Portfolios in Complex Overseen by Director:  12

Other Directorships Held by Director:  Director of Thompson Plumb Funds, Inc., a mutual fund complex (3 portfolios)

Frederick P. Stratton, Jr.

Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since May 2004
Age:  76

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Retired; Chairman Emeritus, Briggs & Stratton Corporation, a manufacturing company, since 2003; Chairman of the Board, Briggs & Stratton Corporation (2001-2002); Chairman and CEO, Briggs & Stratton Corporation (1986-2001)

Number of Portfolios in Complex Overseen by Director:  12

Other Directorships Held by Director:  Director of Weyco Group, Inc., a men’s footwear distributor.

Marlyn J. Spear, CFA

Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since January 2008
Age:  62

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Chief Investment Officer, Building Trades United Pension Trust Fund, since July 1989; Investment Officer, Northwestern Mutual Financial Network (1988-1989); Assistant Vice-President, Firstar Trust Company (1978-1987); Financial Analyst, Harco Holdings, Inc. (1976-1978)

Number of Portfolios in Complex Overseen by Director:  12

Other Directorships Held by Director:  Management Trustee of AFL-CIO Housing Investment Trust, a mutual fund complex (1 portfolio)

Directors & Officers
As of December 31, 2015

Interested Directors and Officers

Cory L. Nettles*

Interested Director
Term of Office:  Indefinite
Length of Time Served:  Since January 2008
Age:  45

c/o Generation Growth Capital, Inc.
411 East Wisconsin Avenue, Suite 1710
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, Generation Growth Capital, Inc., a private equity fund, since March 2007; Of Counsel, Quarles & Brady LLP, a law firm, since January 2005; Secretary, Wisconsin Department of Commerce (January 2003-January 2005)

Number of Portfolios in Complex Overseen by Director:  12

Other Directorships Held by Director:  Director of Weyco Group, Inc., a men’s footwear distributor;
Director of Associated Banc-Corp

Mary Ellen Stanek

President
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since September 2000
Age: 59

777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, the Advisor, and Chief Investment Officer, Baird Advisors, a department of the Advisor, since March 2000

Charles B. Groeschell

Vice President
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since January 2010
Age: 62

777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, the Advisor, and Senior Portfolio Manager, Baird Advisors, a department of the Advisor, since February 2000

Angela M. Palmer

Chief Compliance Officer and
AML Compliance Officer
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since March 2014
Age:  44

777 East Wisconsin Ave
Milwaukee, WI 53202

Chief Compliance Officer, the Advisor, since March 2014; Director, the Advisor, since July 2014; Senior Vice President, the Advisor (March 2014-June 2014); Chief Compliance Officer, RIAs US, BMO Financial Group (January 2013-March 2014); Chief Compliance Officer, Institutional RIAs, BMO Financial Group (March 2012-January 2013); Vice President, BMO Harris Bank, N.A. (July 2011-March 2014); Chief Compliance Officer, Taplin, Canida & Habacht, LLC (December 2008-March 2014); Chief Compliance Officer and Vice President, M&I Investment Management Corp. (June 2006-May 2012); Assistant Secretary, M&I Investment Management Corp. (April 2010-May 2012); Vice President, Marshall & Ilsley Trust Company N.A. (June 2006-August 2012).

Terrance P. Maxwell

Treasurer
Term of Office: Re-elected by Board annually
Length of Time Served: Since March 2015
Age: 55

777 East Wisconsin Ave
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Chief Financial Officer, the Advisor, since March 2015; Member of the Board of Managers, Greenhouse Funds, LP, an affiliate of the Advisor, since April 2014; Trustee, Investors Real Estate Trust, since November 2013; Director of Corporate Development and Strategic Investment, the Advisor (May 2014-March 2015); Lecturer at University of Wisconsin – Madison (August 2006-May 2010 and August 2011-May 2014); Co-CEO of The Art Commission, LLC, an online start-up company focused on commissioned art and design from January 2012-September 2013 and Member of the Board from January 2012-July 2015; consultant and Director of Flatirons Solutions, a portfolio company of Baird Capital Partners (April 2011-June 2012).

Directors & Officers
As of December 31, 2015

Interested Directors and Officers

Charles M. Weber

Secretary
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since September 2005
Age: 52

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years: Senior Associate General Counsel, the Advisor, since January 2013; Managing Director, the Advisor since January 2009; Chief Compliance Officer and Secretary, Baird Kailash Group, LLC, since July 2013; Associate General Counsel, the Advisor (July 2005-December 2012)

Peter J. Hammond

Vice President
Term of Office: Re-elected by Board annually
Length of Time Served: Since August 2012
Age: 52

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:
Senior Vice President, the Advisor, since March 2012; Vice President, Baird Kailash Group, LLC since July 2013; Executive VP and Chief Administrative Officer, UMB Fund Services (September 1996-March 2012)

Dustin J. Hutter

Assistant Treasurer
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since February 2011
Age: 39

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Director of Finance Services, the Advisor, since August 2015; Director of Reporting and Analysis, Capital Markets Finance, the Advisor (February 2013-August 2015); Senior Vice President, the Advisor (January 2011-January 2013); Treasurer, Baird Kailash Group, LLC since July 2013; First Vice President, the Advisor (January 2008-December 2010); Vice President, the Advisor (January 2006-December 2007); Assistant Controller, the Advisor (January 2006-January 2013)

Andrew D. Ketter

Assistant Secretary
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since February 2011
Age: 41

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Associate General Counsel, the Advisor, since September 2010; Director, the Advisor, since July 2014; Senior Vice President, the Advisor, (January 2014-June 2014); First Vice President, the Advisor September 2010 to December 2013; Associate, Quarles & Brady LLP, a law firm (September 2002-August 2010)

*
Mr. Nettles is considered an “interested person” of the Corporation (as defined in the 1940 Act) because of his association with the law firm, Quarles & Brady LLP, which provides legal services to the Advisor.  The legal services that Quarles & Brady LLP has provided to the Advisor include litigation, real estate, trademark and miscellaneous securities related matters that did not relate to the Corporation or the Funds..  The Advisor has invested in and may in the future invest in private equity funds managed by Generation Growth Capital, Inc., a company of which Mr. Nettles is affiliated, through its division, Baird Capital.

Additional information about the Funds’ directors is available in the Statement of Additional Information which may be obtained without charge, upon request, by calling 1-866-44BAIRD, or at www.bairdfunds.com.

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment Advisory and Subadvisory Agreements for Baird Equity Funds

The Board of Directors (the “Board”) of Baird Funds, Inc. (the “Corporation”), including the directors who are not “interested persons” of the Corporation within the meaning of the Investment Company Act of 1940 (the “Independent Directors”), met on August 20 and August 27, 2015 to consider the annual renewal of the investment advisory agreements between Robert W. Baird & Co. Incorporated (“Baird” or the “Advisor”) and the Corporation on behalf of the Baird LargeCap, Baird MidCap and SmallCap Value Funds (the “Funds”) as well as the renewal of the subadvisory agreement with respect to the LargeCap Fund.  The Board, including the Independent Directors, approved the investment advisory and subadvisory agreements through a process that concluded at the August 27, 2015 meeting.  In connection with its consideration of the investment advisory and subadvisory agreements, the Board reviewed and discussed various information that had been provided prior to the meeting, including the investment advisory and subadvisory agreements, a memorandum provided by legal counsel summarizing the guidelines relevant to the Board’s consideration of the renewal of the investment advisory and subadvisory agreements, a memorandum and other information provided in response to requests from the Board from the Advisor (including the Advisor’s Form ADV brochure and brochure supplements, annual report and financial information), a profitability analysis, comparative information about the Funds’ performance for periods ended June 30, 2015, management fees and expense ratios, and other pertinent information.

The Board met in executive session with the Funds’ legal counsel to consider the investment advisory agreement.  The Board discussed the Advisor’s 15(c) response at the August 20, 2015 special meeting and discussed various questions and information with the President of the Funds at the August 20, 2015 meeting and during executive session earlier in the meeting.  The Board also took into account information reviewed periodically throughout the year that was relevant to its consideration of the investment advisory and subadvisory agreements, including performance, management fee and other expense information and discussions with the Funds’ portfolio managers.  Based on its evaluation of this information, the Board, including a majority of the Independent Directors, approved the continuation of the investment advisory and subadvisory agreements for an additional one-year period.

In considering the investment advisory and subadvisory agreements and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors below.  In deciding to approve the investment advisory and subavisory agreements for each Fund and the subadvisory agreement for the LargeCap Fund, the Board did not identify any single factor as determinative but considered all factors together.

Nature, Extent and Quality of Services Provided to the Funds
The Board analyzed the nature, extent and quality of the services provided by the Advisor to the Funds.  The Board noted the depth of the Advisor’s personnel, resources and commitment to the Funds and the experience and credentials of the portfolio management teams employed to manage the Funds’ investments.  The Board considered the consistency and continuity of the portfolio management teams for the MidCap and SmallCap Value Funds. With respect to the LargeCap Fund, the Board noted that the Advisor had selected Baird Kailash Group, LLC (“BKG”) as the Fund’s subadvisor and was responsible for supervising BKG.  The Board noted that the Funds provide an opportunity for smaller institutional and retail accounts to receive the same professional advice from the Advisor that it offers to its larger institutional clients.  However, the Board noted that the provision of investment advisory services to the Funds requires more effort than it does for separately managed accounts due to daily sales and redemption activity and additional regulatory and compliance requirements.  The Board considered that the Advisor has made significant investments that benefit the Funds, including research, technology, trading systems and personnel.

The Board considered the Advisor’s disciplined investment decision-making process used for the Funds.  The Board also considered other services that the Advisor provides the Funds in its capacity as their investment advisor, such as making some of its key personnel available to serve as officers of the Funds, selecting broker-

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment Advisory and Subadvisory Agreements for Baird Equity Funds (cont.)

dealers for execution of portfolio transactions, ensuring adherence to the Funds’ investment policies and restrictions, compliance, risk management services, valuation, providing support services to the Board and the committees of the Board and overseeing the Funds’ other service providers.  The Board also considered the strength of the Advisor’s compliance department, including the Funds’ chief compliance officer, and the fact that the Advisor has not experienced any significant legal, compliance or regulatory difficulties since the Funds were launched.  The Board reviewed a summary of the Advisor’s risk management tools and process.  With respect to the LargeCap Fund, the Board considered the quantitative methodologies developed by BKG’s affiliate, Kailash Capital, as well as the trading and investment management services provided by BKG.  The Board concluded that the nature, extent and quality of the services provided by the Advisor to the Funds were appropriate and that each Fund was likely to continue to benefit from services provided under the respective investment advisory agreement.  The Board also concluded that the nature, extent and quality of the services provided by BKG to the LargeCap Fund was appropriate and that the Fund was likely to benefit from services provided by BKG under the subadvisory agreement.

Investment Performance of the Advisor and the Funds
In considering the investment performance of each of the Equity Funds, the Board reviewed information as of June 30, 2015 regarding the Fund’s performance in comparison to its benchmark index and its peer group as determined by Lipper.  The Board noted that the LargeCap Fund’s returns exceeded the peer group average for the one-year and five-year periods, but trailed the average for the three-year, ten-year and since inception periods and trailed the applicable benchmark returns for all periods.  The Board noted that BKG has been the Fund’s subadvisor since December 23, 2013.  The Board considered BKG’s and the Advisor’s commentary regarding the Fund’s performance challenges in the current market environment.  The Board  noted that the performance of the Baird MidCap Fund was in line with the Lipper peer group average for the five-year period, exceeded the peer group average for the ten-year and since inception periods but lagged the average for the one-year and three-year periods.  The Fund’s performance was in line with or exceeded the benchmark index for the ten-year and since inception periods but lagged the index for the one-year, three-year and five-year periods.  The Board considered the reasons for the Fund’s recent underperformance in the current equity environment.  The Board noted that the SmallCap Value Fund had slightly underperformed its Lipper peer group average and benchmark index for the one-year, three-year and since inception periods but had delivered strong absolute performance for the three-year and since inception periods.

The Board also considered the Advisor’s quarterly portfolio commentaries and reviews explaining the Funds’ performance, the Advisor’s consistent and disciplined investment decision process and the investment strategies it employs for the Funds. With respect to the LargeCap Fund, the Board considered that the investment decisions are made by BKG and that performance is monitored by the Advisor.  After considering all of the information, the Board concluded that, although past performance is not a guarantee of future results, each Fund and its shareholders were likely to benefit from the continued management by the Advisor.

Costs of Services Provided and Profits Realized by the Advisor
The Board examined the fee and expense information for each of the Funds, including a comparison of such information to other similarly situated mutual funds as determined by Morningstar.  The Board noted that the advisory fee for the LargeCap Fund and the MidCap Fund was comparable to the average and median for all mutual funds in its Morningstar category while the advisory fee for the SmallCap Value Fund was slightly above the average and median for all funds in the Morningstar category.  The Board also reviewed the subadvisory fee paid to BKG as compared to subadvisory fees paid with respect to other funds in the same Morningstar category.  The Board also reviewed and considered investment management fees charged by the Advisor to other investment advisory clients and found that the fee paid by the LargeCap and MidCap Funds was 10 basis points (or 0.10%) less than what the Advisor charges on the first $10 million of a separately

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment Advisory and Subadvisory Agreements for Baird Equity Funds (cont.)

managed account.  With respect to the SmallCap Value Fund, the Fund’s investment management fee was 15 basis points (or 0.15%) less than what the Advisor charges on the first $20 million of a separately managed account.  The Board noted the extent of the significant additional services provided to the Funds that the Advisor did not provide in the other advisory relationships.  Those services included contract administration, valuation services, oversight of the Funds’ other service providers, director support, preparation of regulatory filings, implementation of the Funds’ compliance program and various other services.  With respect to the LargeCap Fund, those services include oversight of the Fund’s subadvisor.  The Board noted that the Advisor maintains a subadvisory arrangement with an unaffiliated equity mutual fund but did not consider the subadvisory fee to be a material factor given that the subadvisory services were limited to asset management.

The Board also examined the total expense ratio of each Fund relative to all other mutual funds in its Morningstar category.  The Board noted that the total expense ratio for each of the LargeCap Fund and MidCap Fund (for both Institutional and Investor Class shares), after fee waivers and expense reimbursements by the Advisor, was lower than the average and median expense ratios for all funds in its Morningstar category and in the lowest or second lowest quartile.  With respect to the SmallCap Value Fund, the total expense ratio for the Institutional Class, after fee waivers and expense reimbursements by the Advisor, was lower than the average and median expense ratios for all funds in its Morningstar category and the total expense ratio for the Investor Class, after fee waivers and expense reimbursements by the Advisor, was in line with the average and median expense ratios for its Morningstar category.

The Board considered the fees realized, and the costs incurred, by the Advisor in providing investment management services to the Funds and the profitability to the Advisor of having a relationship with the Funds.  The Board also considered profitability information with respect to BKG.  The Board noted that the Advisor had waived fees for each of the Funds under the expense cap agreement and that, with respect to the LargeCap Fund, the Advisor paid the subadvisory fee to BKG.  In addition, BKG shares in the Fund’s expense cap commitment.

The Board concluded that the profits realized by the Advisor from its relationship with the Funds were appropriate.  The Board noted that the Advisor’s profitability information does not reflect certain internal resources provided by the Advisor to the Funds, such as legal and compliance support.  The Board reviewed and considered the general financial condition of the Advisor and BKG and determined it to be sound.  The Board also noted that all marketing and distribution fees other than the Rule 12b-1 fee payable by the Investor Class shares of the Funds were paid by the Advisor from its profits.  In light of all of the information that it received and considered, the Board concluded that the management fee and total expense ratio of each Fund were reasonable.  With respect to the LargeCap Fund, the Board concluded that the subadvisory fee was reasonable.

Economies of Scale and Fee Levels Reflecting Those Economies
The Board reviewed the extent to which economies of scale may be realized as the Funds increase in size.  The Board noted that the Funds’ advisory fee structure does not contain any breakpoint reductions as the Funds grow in size.  However the Board recognized that the Advisor has committed to waive fees and/or reimburse expenses for the Funds pursuant to the expense cap agreement.  With respect to the LargeCap Fund, the Board did not consider economies of scale to be a material factor due to the current asset size of the Fund and because the subadvisory fee is not paid by the Fund.  The Board also recognized that the advisory fee rates paid by the Funds were designed to be lower than the fees otherwise charged by the Advisor to its separately managed account clients and to be comparable to the second or third breakpoint advisory fee levels paid by other comparable mutual funds.  The directors concluded that the current fee structure of each Fund was reasonable.

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment Advisory and Subadvisory Agreements for Baird Equity Funds (cont.)

Benefits Derived from the Relationship with the Funds
The Board considered other benefits to the Advisor from serving as advisor to the Funds (in addition to the advisory fee).  The Board noted that the Advisor and BKG derive ancillary benefits from their association with the Equity Funds (the LargeCap Fund in the case of BKG) in the form of research products and services received from unaffiliated broker dealers who execute portfolio trades for the Funds.  However, the Board determined such products and services have been used for legitimate purposes relating to the Funds by providing assistance in the investment decision-making process.  The Board noted that the Advisor’s parent company indirectly shares in the subadvisory fee paid by BKG due to its ownership interest in BKG.  The Board also noted that the Distributor and its financial advisors receive 12b-1 payments for selling Investor Class shares of the Funds. The Board noted that the Advisor’s asset management business may experience indirect benefits from the Advisor’s association with the Funds and that Kailash Capital, one of the owners of BKG, may receive name recognition due to its association with the LargeCap Fund.  The Board concluded that the other benefits realized by the Advisor and BKG from their relationship with the Funds were appropriate.

Based on its evaluation of the above factors, as well as other factors relevant to their consideration of the investment advisory agreements, the directors, including all of the Independent Directors, concluded that (1) the continuation of the investment advisory agreements was in the best interest of each Fund and its shareholders and (2) the continuation of the subadvisory agreement was in the best interest of the LargeCap Fund and its shareholders.

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment Advisory Agreement for Baird Small/Mid Cap Value Fund

The Board met on November 30, 2015 to consider the approval of the investment advisory agreement between the Advisor and the Corporation on behalf of the Baird Small/Mid Cap Value Fund (the “Small/Mid Cap Fund”), a new portfolio of the Corporation.  The Board had previously discussed the Small/Mid Cap Fund with Michelle E. Stevens, the Fund’s portfolio manager, and discussed the Fund’s proposed strategy and expenses and the prior performance of the Advisor’s Small/Mid Cap Value strategy, among other information, with representatives of the Advisor at the August 27, 2015 Board meeting.  At the November 30, 2015 meeting, the Board also met separately with the Funds’ legal counsel.

The Board considered, among other factors, the quality and consistency of services the Advisor provides for other Funds of the Corporation and their experience with Ms. Stevens as portfolio manager for the existing SmallCap Value Fund.  The Board reviewed and discussed various information, including the investment advisory agreement, a memorandum prepared by legal counsel discussing the Board’s fiduciary obligations and factors the Board should assess in considering the approval of the investment advisory agreement, information in response to a request from the Independent Directors from the Advisor, the proposed advisory fee and expense ratios, and other pertinent information.  The Board also reviewed the proposed expense cap/reimbursement agreement for the Fund and comparative fee and expense information provided by an independent third party.  The Board also evaluated the advisory agreement in light of the Advisor’s 15(c) response and other information it considered in connection with the annual renewal of the advisory agreement with respect to the other portfolios of the Corporation at the August 20 and August 27, 2015 meetings.  In considering the investment advisory agreement and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors below.  In deciding to approve the investment advisory agreement for the Small/Mid Cap Fund, the Board did not identify any single factor as determinative but considered all factors together.

Investment Performance
Because the Fund had not yet commenced operations, the Board did not consider any performance information with respect to the Fund.  The Board reviewed the composite performance for the Small/MidCap Value strategy, and concluded that the Small/Mid Cap Value team appeared to have an effective investment process for this strategy.

Expense Information
The Board examined the proposed fee and expense information for the Fund, including a comparison of such information to other mutual funds in the mid-cap blend Morningstar category.  The Board considered that the Advisor has agreed to a contractual expense limitation for the Fund through at least April 30, 2017.  The Board noted that the Fund’s proposed advisory fee was slightly above the Morningstar category average and median and the Fund’s total expense ratio for the Institutional Class and Investor Class was below the category median and average, taking into effect the expense cap agreement.

The Board also reviewed and considered advisory fees charged by the Advisor to other investment advisory clients in the Small/Mid Cap Value strategy and found that the proposed advisory fee was 15 basis points (or 0.15%) less than what the Advisor charges on the first $20 million of a separately managed account.  The Board recognized the extent of the significant additional services to be provided to the Fund that the Advisor does not provide to its other clients, such as certain administrative services, oversight of the Fund’s other service providers, director support, risk management, regulatory compliance and various other services.

Costs of Services Provided and Profitability
The Board reviewed updated information about the financial condition of the Advisor.  As part of its review at the August 27, 2015 meeting, the Board had reviewed the Advisor’s annual report and determined that the

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment Advisory Agreement for Baird Small/Mid Cap Value Fund (cont.)

financial condition was sound.  The Board did not consider any specific information regarding the costs of services to be provided or the profits the Advisor might realize because the Fund had not yet commenced operations.

In light of all of the information that it received and considered, the Board concluded that the proposed advisory fee and total expense ratio of the Fund were reasonable.

Economies of Scale and Fee Levels Reflecting Those Economies
Because the Fund had not yet commenced operations, the Board did not consider whether any alternative fee structures, such as breakpoint fees, would be appropriate to reflect any economies of scale that may result from increases in the Fund’s assets.

Benefits to be Derived from the Relationship with the Fund
The Board considered other potential benefits to the Advisor from serving as advisor to the Fund (in addition to the advisory fee).  The Board noted that the Advisor would derive ancillary benefits from its association with the Fund in the form of research products and services received from unaffiliated broker-dealers who execute portfolio trades for the Funds.  However, the Board determined such products and services would be used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process.  The Board noted that the “Baird” name may be more broadly disseminated given the national nature of the mutual fund business, which could result in growth in the Advisor’s asset management business. The Board concluded that other benefits that may be realized by the Advisor from its relationship with the Fund were appropriate.

Based on their evaluation of the above factors, as well as other factors relevant to their consideration of the investment advisory agreement, the directors, including all of the Independent Directors, concluded that the approval of the investment advisory agreement was in the best interest of Small/Mid Cap Fund.

Additional Information

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free, 1-866-44BAIRD, or by accessing the Funds’ website at www.bairdfunds.com; and by accessing the SEC’s website at www.sec.gov.

Each Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-866-44BAIRD, or by accessing the Funds’ website at www.bairdfunds.com; and by accessing the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.  The Funds’ Forms N-Q may also be obtained by calling toll-free 1-866-44BAIRD.

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended December 31, 2015, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Baird LargeCap Fund	84.68%
Baird Small/Mid Cap Value Fund	100.00%
Baird SmallCap Value Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2015 was as follows:

Baird LargeCap Fund	84.68%
Baird Small/Mid Cap Value Fund	100.00%
Baird SmallCap Value Fund	100.00%

Other Tax Information

For the fiscal year ended December 31, 2015, the percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows:

Baird LargeCap Fund	63.06%

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Baird Funds, Inc. Privacy Policy

Protecting the privacy of Fund shareholders is important to us.  The following is a description of the practices and policies through which Baird Funds, Inc. protects the privacy and security of your non-public personal information.

What Information We Collect

We collect and maintain information about you so that we can open and maintain your account in the Funds and provide various services to you.  We may collect and maintain the following personal information about you:

•
Information we receive from you or your financial advisor on account applications or other forms, correspondence, or conversations, such as your name, address, e-mail address, phone number, social security number, assets, income and date of birth; and

•	Information about your transactions with us, our affiliates, or others, such as your account number and balance, positions, activity, history, cost basis information, and other financial information.

What Information We Disclose

We do not sell any non-public personal information about our current or former shareholders to third parties.  We do not disclose any non-public personal information about our current or former shareholders to anyone, except as permitted or required by law.  We are permitted by law to share any of the information we collect, as described above, with our affiliates.  In addition, we may share such information with nonaffiliated third parties to the extent necessary to effect, process, administer or enforce a transaction that the shareholder requests or authorizes, in connection with maintaining or servicing the shareholder’s account, as requested by regulatory authorities or as otherwise permitted or required by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  We may also provide your name and address to third party service providers who send account statements and other Fund-related material to you.

How We Protect Your Information

We restrict access to your non-public personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to protect the confidentiality, integrity and security of your non-public personal information.

We will continue to adhere to the privacy policies and practices in this notice even after your account is closed or becomes inactive.

In the event that you hold shares of the Fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

Baird Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-866-44BAIRD

Board of Directors
G. Frederick Kasten, Jr. (Chairman)
John W. Feldt
Cory L. Nettles
Marlyn J. Spear
Frederick P. Stratton, Jr.

Investment Advisor and Distributor
Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, WI 53202

Independent Registered Public
Accounting Firm
Grant Thornton LLP
Grant Thornton Tower
171 N. Clark Street, Suite 200
Chicago, IL 60601

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the President, Treasurer and Assistant Treasurer of the Registrant.  The Registrant has not made any amendments to its code of ethics during the period covered by this report.  The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of directors has determined that John W. Feldt, Frederick P. Stratton,  Jr., and Marlyn J. Spear, members of the audit committee, each qualify as an “audit committee financial expert” as such term is defined in paragraph (b) of Item 3 of Form N-CSR.  Mr. Feldt, Mr. Stratton, and Ms. Spear are each “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

Fees Billed by Grant Thornton LLP.  The aggregate fees billed for professional services by Grant Thornton LLP (“GT”) during the last two fiscal years were as follows:

	FYE 12/31/2015	FYE 12/31/2014
Audit Fees	$145,464	$113,400
Audit-Related Fees	$0	$0
Tax Fees	$53,922	$39,690
All Other Fees	$0	$0

In the above table, “audit fees” are fees billed for professional services for the audit of the Registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.  “Tax fees” are fees billed for professional services rendered for tax compliance, tax advice and tax planning, and specifically relate to GT’s review of the Registrant’s federal and state tax returns.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services rendered to the Registrant, as well as all non-audit services provided to the Registrant’s investment adviser and any entity affiliated with the Registrant’s investment adviser with respect to any engagement that relates directly to the operations and financial reporting of the Registrant.  In accordance with its policies and procedures, the audit committee pre-approved all audit and tax services provided by GT to the Registrant during fiscal 2015.  During the past two fiscal years, the Registrant did not receive any non-audit services from GT pursuant to any waivers of the pre-approval requirement under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  All of GT’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of GT.

During the last two fiscal years, GT has served as the auditor to Robert W. Baird & Co. Incorporated (“RWB”), the Registrant’s investment adviser, and has rendered non-audit services to RWB. The non-audit services that GT provided to RWB in 2015 and 2014 consisted of a review of state and federal tax returns, tax and general consulting services and tax services for RWB associates working overseas. GT charged the following amounts for such non-audit services to RWB: $390,202 for 2015 and $326,302 for 2014. None of the non-audit services provided by GT to RWB directly related to the operations or financial reporting of the Registrant. During the last two fiscal years, GT has also provided audit and non-audit services to affiliates of RWB, but those affiliates do not provide ongoing services to the Registrant.  The Audit Committee has concluded that the provision of these audit and non-audit services to RWB and RWB affiliates is compatible with GT’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable because the Registrant is not a “listed issuer” within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6. Schedule of Investments.

(a)
The complete Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the LargeCap Fund, MidCap Fund, Small/Mid Cap Value Fund and SmallCap Value Fund are included as part of the report to shareholders filed under Item 1.  The Summary Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Baird Ultra Short Bond Fund, Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Aggregate Bond Fund, Baird Core Plus Bond, Baird Short-Term Municipal Bond Fund, Baird Quality Intermediate Municipal Bond Fund and Baird Core Intermediate Municipal Bond Fund are included as part of the report to shareholders filed under Item 1. The complete Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period for Baird Ultra Short Bond Fund, Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Aggregate Bond Fund, Baird Core Plus Bond, Baird Short-Term Municipal Bond Fund, Baird Quality Intermediate Municipal Bond Fund and Baird Core Intermediate Municipal Bond Fund are listed below.

Baird Ultra Short Bond Fund
Schedule of Investments
December 31, 2015

	Principal		% of
	Amount	Value	Net Assets
LONG-TERM INVESTMENTS
U.S. Treasury Security
U.S. Treasury Bond,
0.500%, 03/31/2017	$ 30,200,000	$ 30,061,986
		30,061,986	15.8%
Corporate Bonds
Finance
ABN AMRO Bank NV:
1.123%, 10/28/2016 (Acquired 01/03/2014 through 10/03/2014, Cost $325,501) * f	325,000	325,910
4.250%, 02/02/2017 (Acquired 11/16/2015, Cost $255,159) * f	248,000	254,669
Ally Financial, Inc.,
3.125%, 01/15/2016	500,000	500,000
American Express Co.,
0.968%, 05/22/2018	1,500,000	1,490,709
American International Group, Inc.,
5.600%, 10/18/2016	1,500,000	1,548,117
Aon Corp.,
3.125%, 05/27/2016 f	850,000	856,582
Australia and New Zealand Banking Group Ltd.,
0.757%, 01/16/2018 (Acquired 01/12/2015, Cost $1,000,000) * f	1,000,000	995,901
Banco Santander-Chile,
1.221%, 04/11/2017 (Acquired 04/08/2014, Cost $200,000) * f	200,000	197,500
Barclays Bank PLC,
Series 1, 5.000%, 09/22/2016 f	1,200,000	1,230,792
BB&T Corp.,
0.989%, 02/01/2019	880,000	872,373
BNP Paribas SA,
0.804%, 05/07/2017 f	1,000,000	998,930
BOKF NA,
1.052%, 05/15/2017	250,000	248,949
BPCE,
1.191%, 02/10/2017 f	500,000	500,894
Caisse Centrale Desjardins,
0.989%, 01/29/2018 (Acquired 01/26/2015, Cost $1,000,000) * f	1,000,000	998,045
Capital One Financial Corp.:
3.150%, 07/15/2016	1,015,000	1,024,381
6.150%, 09/01/2016	150,000	154,558
Capital One NA,
1.014%, 02/05/2018	500,000	496,790
Citigroup, Inc.,
0.747%, 06/09/2016	1,050,000	1,046,907
CNA Financial Corp.,
6.500%, 08/15/2016	1,300,000	1,338,557
Comerica Bank,
5.750%, 11/21/2016	1,500,000	1,553,717
Commonwealth Bank of Australia/New York NY,
1.119%, 11/02/2018 (Acquired 10/26/2015, Cost $1,000,000) * f	1,000,000	1,001,448
Countrywide Financial Corp.,
6.250%, 05/15/2016	1,400,000	1,423,598
Credit Agricole SA:
1.462%, 10/03/2016 (Acquired 01/03/2014, Cost $250,154) * f	250,000	250,756
1.457%, 06/10/2020 (Acquired 06/03/2015, Cost $1,000,000) * f	1,000,000	997,854
Credit Suisse:
0.897%, 05/26/2017 f	500,000	498,145
1.003%, 04/27/2018 f	1,000,000	995,258
Deutsche Bank AG:
0.969%, 02/13/2017 f	850,000	844,665
1.039%, 02/13/2018 f	1,000,000	995,289
Fifth Third Bancorp:
1.150%, 11/18/2016	540,000	539,391
0.990%, 12/20/2016	1,000,000	996,087
First Tennessee Bank National Association,
5.650%, 04/01/2016	1,000,000	1,007,540
GE Capital International Funding Co.,
0.964%, 04/15/2016 (Acquired 01/06/2015, Cost $2,008,163) * f	2,015,000	2,015,909
HSBC Finance Corp.,
5.500%, 01/19/2016	300,000	300,492
HSBC USA, Inc.:
1.114%, 08/07/2018	1,000,000	999,232
0.969%, 11/13/2019	250,000	246,267
ING Bank NV,
4.000%, 03/15/2016 (Acquired 11/04/2014 through 08/12/2015, Cost $855,367) * f	850,000	855,338
J.P. Morgan Chase & Co.:
Series 1, 0.953%, 01/28/2019	250,000	248,151
1.271%, 01/23/2020	1,000,000	1,000,805
Kookmin Bank,
1.198%, 01/27/2017 (Acquired 01/21/2014, Cost $250,000) * f	250,000	250,800
Lloyds Bank PLC,
0.912%, 05/14/2018 f	1,500,000	1,489,119
Macquarie Bank Ltd.,
1.384%, 03/24/2017 (Acquired 03/18/2014 through 09/17/2015, Cost $1,202,113) * f	1,200,000	1,199,587
Mizuho Bank Ltd.:
0.747%, 04/16/2017 (Acquired 04/09/2014, Cost $200,000) * f	200,000	199,371
1.053%, 09/25/2017 (Acquired 09/18/2014 through 01/14/2015, Cost $799,361) * f	800,000	794,854
1.243%, 03/26/2018 (Acquired 03/19/2015, Cost $250,000) * f	250,000	248,937
1.507%, 10/20/2018 (Acquired 10/13/2015, Cost $500,000) * f	500,000	504,580
Morgan Stanley:
1.347%, 01/05/2018	500,000	499,590
1.170%, 01/24/2019	250,000	249,359
1.463%, 01/27/2020	500,000	501,068
Nomura Holdings, Inc.:
1.952%, 09/13/2016 f	700,000	702,813
2.000%, 09/13/2016 f	700,000	702,814
Rabobank Nederland,
3.375%, 01/19/2017 f	800,000	817,787
Raymond James Financial, Inc.,
4.250%, 04/15/2016	400,000	403,040
Royal Bank of Canada,
0.581%, 10/13/2017 f	1,000,000	996,578
Santander Bank NA,
1.251%, 01/12/2018	1,400,000	1,389,966
Societe Generale,
1.692%, 10/01/2018 f	1,500,000	1,512,060
Standard Chartered PLC,
0.955%, 04/17/2018 (Acquired 04/13/2015, Cost $1,200,000) * f	1,200,000	1,192,897
Sumitomo Mitsui Banking Corp.:
0.900%, 01/18/2016 f	400,000	400,000
0.897%, 01/16/2018 f	300,000	298,970
1.056%, 07/23/2018 f	1,000,000	997,601
SunTrust Banks, Inc.,
3.600%, 04/15/2016	400,000	402,054
Symetra Financial Corp.,
6.125%, 04/01/2016 (Acquired 04/23/2014 through 12/16/2015, Cost $2,042,062) *	2,020,000	2,040,818
Synchrony Financial,
1.564%, 02/03/2020	1,000,000	984,201
The Bank of New York Mellon Corp.,
0.889%, 08/01/2018	1,000,000	997,468
The Bank of Nova Scotia,
0.962%, 06/11/2018 f	1,500,000	1,496,230
The Bank of Tokyo-Mitsubishi UFJ, Ltd.,
0.772%, 09/08/2017 (Acquired 09/30/2014, Cost $998,890) * f	1,000,000	993,243
The Goldman Sachs Group, Inc.:
5.350%, 01/15/2016	555,000	555,581
1.462%, 11/15/2018	500,000	502,030
The Huntington National Bank,
1.350%, 08/02/2016	1,725,000	1,725,109
The Toronto-Dominion Bank,
0.894%, 11/05/2019 f	1,200,000	1,192,918
UBS AG,
1.303%, 03/26/2018 f	1,000,000	998,149
UBS Group Funding Jersey Ltd.,
2.034%, 09/24/2020 (Acquired 09/21/2015, Cost $500,000) * f	500,000	501,795
US Bancorp,
0.720%, 04/25/2019 ^	1,440,000	1,431,806
Wells Fargo & Co.,
Class N, 1.002%, 01/30/2020	1,000,000	990,685
Wells Fargo Bank, National Association,
0.572%, 05/16/2016	250,000	249,839
Westpac Banking Corp.,
0.823%, 05/25/2018 f	1,500,000	1,490,511
		63,754,734	33.4%
Utility
Mississippi Power Co.,
2.350%, 10/15/2016	1,000,000	1,005,718
TECO Finance, Inc.,
4.000%, 03/15/2016	100,000	100,485
Tri-State Pass Through Trust,
6.040%, 01/31/2018 (Acquired 09/18/2014, Cost $130,761) *	126,715	129,382
W3A Funding Corp.,
8.090%, 01/02/2017	31,545	31,471
		1,267,056	0.7%

Industrials
Actavis Funding SCS,
1.757%, 03/12/2020 f	1,500,000	1,505,358
Alibaba Group Holding Ltd.,
0.932%, 11/28/2017 f	500,000	495,806
Ameritech Capital Funding Corp.,
9.100%, 06/01/2016	255,552	262,178
Amgen, Inc.:
2.300%, 06/15/2016	1,500,000	1,508,631
0.758%, 05/22/2017	250,000	249,366
Anglo American Capital PLC,
1.271%, 04/15/2016 (Acquired 04/08/2014 through 11/13/2014, Cost $800,528) * f	800,000	792,173
AT&T, Inc.,
1.533%, 06/30/2020	1,000,000	992,850
Baxalta, Inc.,
1.366%, 06/22/2018 (Acquired 06/18/2015, Cost $1,500,000) *	1,500,000	1,495,320
Becton, Dickinson and Co.,
0.962%, 06/15/2016	1,000,000	999,533
Bunge Limited Finance Corp.,
4.100%, 03/15/2016	1,000,000	1,005,133
Canadian Natural Resources Ltd.,
0.978%, 03/30/2016 f	1,115,000	1,112,526
Chesapeake Energy Corp.,
3.571%, 04/15/2019	500,000	140,000
Chevron Phillips Chemical Co. LLC,
1.079%, 05/01/2020 (Acquired 05/07/2015, Cost $1,500,000) *	1,500,000	1,508,310
ConAgra Foods, Inc.:
1.300%, 01/25/2016	600,000	600,087
0.687%, 07/21/2016	875,000	873,371
D.R. Horton, Inc.,
6.500%, 04/15/2016	390,000	393,900
Daimler Finance North America LLC:
0.669%, 08/01/2017 (Acquired 01/13/2015, Cost $498,615) *	500,000	496,535
1.044%, 08/03/2017 (Acquired 07/28/2015, Cost $1,050,000) *	1,050,000	1,048,774
Deutsche Telekom International Finance BV:
5.750%, 03/23/2016 f	1,300,000	1,312,011
3.125%, 04/11/2016 (Acquired 09/17/2014, Cost $503,080) * f	500,000	502,793
Enbridge, Inc.:
1.262%, 10/01/2016 f	750,000	744,377
0.866%, 06/02/2017 f	450,000	440,740
Enterprise Products Operating LLC,
3.200%, 02/01/2016	1,000,000	1,000,319
Express Scripts Holding Co.,
3.125%, 05/15/2016	1,130,000	1,137,540
Federal Express Corp. 2012 Pass Through Trust,
2.625%, 01/15/2018 (Acquired 08/19/2015, Cost $438,393) *	433,936	435,941
Ford Motor Credit Co. LLC:
2.500%, 01/15/2016	200,000	200,045
4.207%, 04/15/2016	1,245,000	1,254,969
General Motors Financial Co., Inc.,
2.750%, 05/15/2016	1,000,000	1,002,924
Glencore Funding LLC,
1.377%, 04/16/2018 (Acquired 04/08/2015, Cost $1,000,000) *	1,000,000	843,803
Hanson Ltd.,
6.125%, 08/15/2016 f	800,000	821,000
Hewlett Packard Enterprise Co.,
2.537%, 10/05/2018 (Acquired 09/30/2015, Cost $1,000,000) *	1,000,000	1,002,625
Hewlett-Packard Co.,
1.261%, 01/14/2019	461,000	461,370
Hyundai Capital Services, Inc.:
4.375%, 07/27/2016 (Acquired 05/28/2015 through 07/28/2015, Cost $1,424,471) * f	1,400,000	1,419,492
1.333%, 03/18/2017 (Acquired 01/13/2015, Cost $200,133) * f	200,000	199,421
Johnson Controls, Inc.:
5.500%, 01/15/2016	150,000	150,163
2.600%, 12/01/2016	1,250,000	1,262,257
Kinder Morgan Finance Co. LLC,
5.700%, 01/05/2016	1,453,000	1,453,000
Lafarge SA,
6.500%, 07/15/2016 f	1,100,000	1,127,765
Marathon Petroleum Corp.,
3.500%, 03/01/2016	1,750,000	1,754,931
Masco Corp.,
6.125%, 10/03/2016	1,050,000	1,081,479
Medtronic, Inc.,
1.312%, 03/15/2020	750,000	747,829
Mondelez International, Inc.,
0.849%, 02/01/2019	500,000	491,217
ONEOK Partners LP,
3.250%, 02/01/2016	1,000,000	1,001,732
Pearson Funding Two PLC,
4.000%, 05/17/2016 (Acquired 08/11/2015, Cost $1,010,694) * f	1,000,000	1,007,065
Qualcomm, Inc.,
0.920%, 05/20/2020	1,500,000	1,469,057
Telefonica Emisiones SAU:
6.421%, 06/20/2016 f	550,000	562,640
1.243%, 06/23/2017 f	1,000,000	994,276
Thermo Fisher Scientific, Inc.,
2.250%, 08/15/2016	1,350,000	1,357,391
Total Capital International,
0.920%, 06/19/2019 f	250,000	246,932
Toyota Motor Credit Corp.,
Class 2547, 0.641%, 01/12/2018	900,000	894,933
TransCanada PipeLines Ltd.,
1.110%, 01/12/2018 f	1,000,000	1,001,330
TSMC Global Ltd.,
0.950%, 04/03/2016 (Acquired 04/29/2015, Cost $999,825) * f	1,000,000	997,990
TTX Co.,
6.050%, 06/15/2016 (Acquired 09/18/2015, Cost $1,532,802) *	1,500,000	1,529,481
Vale Overseas Ltd.,
6.250%, 01/11/2016 f	1,080,000	1,079,838
Verizon Communications, Inc.,
2.252%, 09/14/2018	1,563,000	1,600,412
Viacom, Inc.,
6.250%, 04/30/2016	1,000,000	1,015,418
Vodafone Group PLC,
0.752%, 02/19/2016 f	926,000	925,467
Volkswagen Group of America Finance LLC:
0.748%, 05/23/2017 (Acquired 05/15/2014, Cost $250,000) *	250,000	242,541
0.810%, 11/20/2017 (Acquired 11/12/2014, Cost $500,000) *	500,000	480,458
Weatherford International Ltd.,
5.500%, 02/15/2016 f	400,000	398,000
Xerox Corp.:
6.400%, 03/15/2016	843,000	850,766
7.200%, 04/01/2016	261,000	264,373
		54,247,962	28.5%
Total Corporate Bonds		119,269,752	62.6%

Other Government Related Securities
CNOOC Finance 2013 Ltd.,
1.125%, 05/09/2016 f	1,000,000	998,317
CNPC General Capital Ltd.,
1.262%, 05/14/2017 (Acquired 05/07/2014, Cost $250,000) * f	250,000	249,552
Corp Andina de Fomento,
3.750%, 01/15/2016 f	375,000	375,266
Electricite de France SA,
0.777%, 01/20/2017 (Acquired 01/13/2014, Cost $250,000) * f	250,000	249,606
Export-Import Bank of Korea,
1.071%, 01/14/2017 f	250,000	250,360
Petrobras Global Finance BV,
2.886%, 03/17/2017 f	250,000	229,062
Petrobras International Finance Co. SA,
3.875%, 01/27/2016 f	100,000	99,600
The Korea Development Bank,
4.000%, 09/09/2016 f	600,000	611,143
		3,062,906	1.6%

Taxable Municipal Bonds
City of Erie PA,
6.700%, 11/15/2016	630,000	664,070
City of Los Angeles Department of Airports,
5.175%, 05/15/2017	130,000	133,563
Consolidated Municipalities Electric Power Systems Joint Powers Board,
1.000%, 06/01/2016	300,000	299,889
Cook County School District No 144 Prairie Hills,
1.500%, 12/01/2016	250,000	249,928
Madison County Community Unit School District No 12 Madison,
1.950%, 01/01/2017	200,000	199,560
Ohio Air Quality Development Authority,
2.250%, 08/01/2029	590,000	591,569
Ohio Water Development Authority,
5.875%, 06/01/2033	325,000	330,694
Plano Special Service Areas No 1 & 2,
2.000%, 03/01/2016	150,000	150,392
State of Illinois,
4.961%, 03/01/2016	350,000	352,167
University of Illinois,
1.308%, 02/15/2016	700,000	700,224
		3,672,056	1.9%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Federal Gold Loan Mortgage Corp. (FGLMC),
5.000%, 12/01/2017	70,879	73,305
Federal National Mortgage Association (FNMA):
5.000%, 10/01/2017	66,622	68,982
5.000%, 11/01/2017	54,573	56,506
5.500%, 11/01/2017	113,952	117,325
5.000%, 12/01/2017	48,949	50,684
5.000%, 12/01/2019	599,827	627,067
		993,869	0.5%
Non-U.S. Government Agency Issues
Banc of America Alternative Loan Trust:
Series 2003-4, Class 2A1, 5.000%, 06/25/2018	46,744	47,540
Series 2004-1, Class 5A2, 5.500%, 02/25/2019	42,087	43,097
MASTR Alternative Loan Trust,
Series 2004-13, Class 8A1, 5.500%, 01/25/2025	87,497	88,174
		178,811	0.1%
Asset Backed Securities
Accredited Mortgage Loan Trust:
Series 2005-3, Class A1, 0.460%, 09/25/2035	29,298	29,280
Series 2005-4, Class A2D, 0.742%, 12/25/2035	660,015	624,646
Series 2006-2, Class A3, 0.572%, 09/25/2036	905,202	894,716
ACE Securities Corp. Home Equity Loan Trust,
Series 2006-HE1, Class A1A, 0.622%, 02/25/2036	214,477	212,882
Asset Backed Securities Corp. Home Equity Loan Trust,
Series 2004-HE6, Class A1, 0.972%, 09/25/2034	30,696	30,699
Capital Auto Receivables Asset Trust:
Series 2013-1, Class A3, 0.790%, 06/20/2017	78,053	78,031
Series 2014-3, Class A2, 1.180%, 12/20/2017	1,300,000	1,298,747
Series 2014-1, Class A3, 1.320%, 06/20/2018	1,300,000	1,299,511
Chase Issuance Trust,
Series 2014-A1, Class A1, 1.150%, 01/15/2019	1,000,000	999,227
Citibank Credit Card Issuance Trust,
Series 2013-A3, Class A3, 1.110%, 07/23/2018	1,700,000	1,701,017
Conseco Financial Corp.,
Series 1998-4, Class A6, 6.530%, 04/01/2030	674,000	723,678
Countrywide Asset-Backed Certificates,
Series 2005-13, Class 3AV3, 0.672%, 04/25/2036	122,239	121,639
Dell Equipment Finance Trust,
Series 2015-1, Class A2, 1.010%, 07/24/2017 (Acquired 04/15/2015 through 09/22/2015, Cost $1,799,805) *	1,800,000	1,796,593
First Franklin Mortgage Loan Trust,
Series 2004-FF7, Class A1, 1.062%, 09/25/2034	85,792	85,710
First National Master Note Trust,
Series 2013-2, Class A, 0.861%, 10/15/2019	1,000,000	999,512
Ford Credit Floorplan Master Owner Trust,
Series 2013-1, Class A2, 0.711%, 01/15/2018	400,000	400,000
GM Financial Automobile Leasing Trust,
Series 2014-1A, Class A3, 1.010%, 05/22/2017 (Acquired 12/23/2015, Cost $985,184) *	985,723	985,204
Golden Credit Card Trust,
Series 2013-1A, Class A, 0.581%, 02/15/2018 (Acquired 04/24/2015 through 05/05/2015, Cost $1,719,057) * f	1,720,000	1,719,574
GSAMP Trust,
Series 2006-HE1, Class A2C, 0.632%, 01/25/2036	210,589	208,038
HSI Asset Securitization Corp. Trust,
Series 2007-WF1, Class 2A3, 0.592%, 05/25/2037	512,960	490,255
Hyundai Auto Lease Securitization Trust,
Series 2015-A, Class A3, 1.420%, 09/17/2018 (Acquired 03/04/2015, Cost $1,199,756) *	1,200,000	1,198,614
J.P. Morgan Mortgage Acquisition Trust:
Series 2006-NC1, Class A4, 0.592%, 04/25/2036	700,371	687,590
Series 2007-CH1, Class AV4, 0.552%, 11/25/2036	39,654	39,626
Series 2007-CH3, Class A3, 0.572%, 03/25/2037	1,021,025	1,011,339
Series 2007-CH5, Class A3, 0.532%, 05/25/2037	657,820	649,236
Leaf Receivables Funding 10 LLC,
Series 2015-1, Class A3, 1.490%, 03/15/2018 (Acquired 04/23/2015, Cost $749,862) *	750,000	747,950
Long Beach Mortgage Loan Trust,
Series 2006-WL2, Class 2A3, 0.622%, 01/25/2036	37,038	35,747
Louisiana Local Government Environmental Facilities & Community Development Auth.,
1.520%, 02/01/2018	46,948	46,967
Nationstar Home Equity Loan Trust,
Series 2007-C, Class 2AV2, 0.552%, 06/25/2037	40,619	39,506
New Century Home Equity Loan Trust,
Series 2005-B, Class A2C, 0.702%, 10/25/2035	357,074	356,661
Park Place Securities Inc. Asset-Backed Pass-Through Certificates,
Series 2005-WCW2, Class A2D, 0.792%, 07/25/2035	145,181	145,074
RAMP Series Trust:
Series 2003-RS7, Class AI6, 5.340%, 08/25/2033	47,372	47,490
Series 2006-NC1, Class A2, 0.612%, 01/25/2036	440,824	439,983
RASC Series 2007-KS2 Trust,
Series 2007-KS2, Class AI2, 0.542%, 02/25/2037	207,409	207,080
RASC Series 2007-KS3 Trust,
Series 2007-KS3, Class AI2, 0.602%, 04/25/2037	106,393	106,323
RASC Series Trust:
Series 2003-KS2, Class AI6, 3.990%, 04/25/2033	33,668	33,629
Series 2006-EMX2, Class A2, 0.622%, 02/25/2036	595,547	591,026
Series 2006-KS1, Class A4, 0.722%, 02/25/2036	351,525	348,188
Saxon Asset Securities Trust 2006-1,
Series 2006-1, Class A2C, 0.742%, 03/25/2036	1,144,688	1,122,012
Soundview Home Loan Trust,
Series 2005-OPT4, Class 2A3, 0.682%, 12/25/2035	782,289	769,044
Specialty Underwriting & Residential Finance Trust,
Series 2006-BC1, Class A2C, 0.622%, 12/25/2036	1,002,089	998,029
Springleaf Funding Trust,
Series 2014-AA, Class A, 2.410%, 12/15/2022 (Acquired 05/13/2015 through 07/28/2015, Cost $1,219,180) *	1,215,000	1,211,549
Synchrony Credit Card Master Note Trust,
Series 2012-3, Class A, 0.781%, 03/15/2020	1,025,000	1,023,330
TCF Auto Receivables Owner Trust,
Series 2015-1A, Class A2, 1.020%, 08/15/2018 (Acquired 06/03/2015, Cost $691,837) *	691,876	690,618
		27,245,570	14.3%
Total Long-Term Investments (Cost $185,461,274)		184,484,950	96.8%

	Shares
SHORT-TERM INVESTMENT
Money Market Mutual Fund
Dreyfus Cash Advantage Fund, 0.26% «	9,149,837	9,149,837
Total Short-Term Investment (Cost $9,149,837)		9,149,837	4.8%

Total Investments (Cost $194,611,111)		193,634,787	101.6%
Liabilities in Excess of Other Assets		(3,111,359)	(1.6)%
TOTAL NET ASSETS		$ 190,523,428	100.0%

Notes to Schedule of Investments
*
Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid.  Purchased in a private placement transaction; resale to the public may require registration or or may extend only to qualified institutional buyers.  At December 31, 2015, the value of these securities total $38,801,577, which represents 20.37% of total net assets.

f	Foreign Security
«	7-Day Yield
^	As of December 31,2015, US Bancorp (Parent to U.S. Bank, N.A.) is considered an "affiliated person" of the Fund for Purposes of the 1940 Act. Please see Note 5 for additional information.

Baird Short-Term Bond Fund
Schedule of Investments
December 31, 2015

	Principal		% of
	Amount	Value	Net Assets
LONG-TERM INVESTMENTS
U.S. Treasury Security
U.S. Treasury Bond,
1.250%, 04/30/2019 @	$ 435,125,000	$ 432,354,559
		432,354,559	14.3%
Corporate Bonds
Finance
ABN AMRO Bank NV:
1.123%, 10/28/2016 (Acquired 10/23/2013 through 05/19/2014, Cost $11,053,879) * f	11,050,000	11,080,940
4.250%, 02/02/2017 (Acquired 08/23/2013 through 11/21/2014, Cost $3,768,026) * f	3,675,000	3,773,824
2.500%, 10/30/2018 (Acquired 03/04/2014 through 04/29/2015, Cost $1,158,320) * f	1,150,000	1,157,322
American Express Bank, FSB,
0.617%, 06/12/2017	750,000	745,389
American Express Co.:
5.500%, 09/12/2016	1,213,000	1,248,493
7.000%, 03/19/2018	2,661,000	2,951,028
0.968%, 05/22/2018	1,155,000	1,147,846
American Express Credit Corp.:
0.834%, 07/29/2016	5,000,000	5,000,840
0.852%, 08/15/2019	2,000,000	1,956,572
American International Group, Inc.,
5.600%, 10/18/2016	5,120,000	5,284,239
ANZ New Zealand (Int'l) Ltd.:
1.125%, 03/24/2016 (Acquired 03/20/2013 through 01/16/2014, Cost $5,322,354) * f	5,324,000	5,327,253
2.600%, 09/23/2019 (Acquired 09/16/2014, Cost $3,347,822) * f	3,350,000	3,359,494
2.850%, 08/06/2020 (Acquired 07/30/2015, Cost $2,997,510) * f	3,000,000	3,025,197
Aon Corp.,
3.125%, 05/27/2016 f	1,582,000	1,594,251
Australia and New Zealand Banking Group Ltd.:
0.701%, 01/10/2017 (Acquired 01/06/2014, Cost $750,000) * f	750,000	750,572
1.875%, 10/06/2017 f	750,000	751,740
2.250%, 06/13/2019 f	1,000,000	998,005
Banco Santander-Chile,
1.221%, 04/11/2017 (Acquired 04/08/2014, Cost $1,800,000) * f	1,800,000	1,777,500
Bank of America Corp.,
5.750%, 12/01/2017	5,000,000	5,348,750
Bank of Montreal:
0.919%, 04/09/2018 @ f	1,325,000	1,326,438
1.800%, 07/31/2018 f	5,000,000	4,988,950
Barclays Bank PLC:
Series 1, 5.000%, 09/22/2016 f	5,630,000	5,774,466
0.944%, 02/17/2017 f	4,000,000	3,997,740
Barclays PLC,
2.000%, 03/16/2018 f	4,000,000	3,976,128
BB&T Corp.,
1.372%, 06/15/2018	4,150,000	4,158,229
BNP Paribas SA:
1.092%, 12/12/2016 f	4,540,000	4,539,937
2.375%, 09/14/2017 f	3,000,000	3,035,637
2.375%, 05/21/2020 f	3,225,000	3,192,382
BNZ International Funding Ltd.:
1.900%, 02/26/2018 (Acquired 02/23/2015, Cost $1,703,784) * f	1,700,000	1,693,210
2.350%, 03/04/2019 (Acquired 09/03/2014 through 11/13/2014, Cost $7,238,441) * f	7,250,000	7,207,450
BPCE:
1.191%, 02/10/2017 f	9,650,000	9,667,254
2.500%, 12/10/2018 f	3,525,000	3,554,871
Branch Banking and Trust Co.,
0.629%, 05/23/2017	9,620,000	9,573,862
Caisse Centrale Desjardins:
0.989%, 01/29/2018 (Acquired 01/26/2015, Cost $10,000,000) * f	10,000,000	9,980,450
1.750%, 01/29/2018 (Acquired 04/06/2015, Cost $4,016,274) * f	4,000,000	3,965,584
Canadian Imperial Bank of Commerce,
1.350%, 07/18/2016 f	5,000,000	5,010,955
Capital One Bank (USA) National Association,
2.250%, 02/13/2019	1,500,000	1,493,408
Capital One Financial Corp.:
6.150%, 09/01/2016	1,403,000	1,445,630
5.250%, 02/21/2017	1,100,000	1,137,247
Capital One NA:
1.500%, 09/05/2017	5,000,000	4,960,155
1.014%, 02/05/2018	2,000,000	1,987,162
2.400%, 09/05/2019	5,300,000	5,243,767
CIGNA Corp.,
5.375%, 03/15/2017	2,300,000	2,396,890
Citigroup, Inc.:
1.042%, 11/15/2016	2,000,000	2,002,092
1.550%, 08/14/2017	2,400,000	2,390,810
1.850%, 11/24/2017	5,000,000	4,992,620
1.700%, 04/27/2018	2,000,000	1,980,174
2.150%, 07/30/2018	3,975,000	3,972,055
2.050%, 12/07/2018	4,000,000	3,978,868
Citizens Bank, National Association,
1.600%, 12/04/2017	14,300,000	14,166,695
CNA Financial Corp.:
6.500%, 08/15/2016	4,995,000	5,143,147
7.350%, 11/15/2019	10,200,000	11,743,535
Comerica Bank:
5.750%, 11/21/2016	1,925,000	1,993,936
5.200%, 08/22/2017	5,325,000	5,586,357
2.500%, 06/02/2020	7,000,000	6,962,599
Commonwealth Bank of Australia/New York NY,
1.750%, 11/02/2018 f	15,000,000	14,891,175
Compass Bank:
1.850%, 09/29/2017	10,505,000	10,415,193
2.750%, 09/29/2019	3,400,000	3,365,986
Countrywide Financial Corp.,
6.250%, 05/15/2016	8,226,000	8,364,657
Credit Agricole SA,
1.462%, 10/03/2016 (Acquired 09/26/2013, Cost $10,000,000) * f	10,000,000	10,030,250
Credit Suisse:
0.897%, 05/26/2017 f	2,000,000	1,992,578
6.000%, 02/15/2018 f	8,440,000	9,070,038
1.700%, 04/27/2018 f	2,500,000	2,482,050
Deutsche Bank AG:
3.250%, 01/11/2016 f	900,000	900,338
0.969%, 02/13/2017 f	5,450,000	5,415,790
Deutsche Bank Aktiengesellschaft:
Series 3FXD, 1.400%, 02/13/2017 f	3,000,000	2,983,041
0.882%, 05/30/2017 f	2,640,000	2,623,101
6.000%, 09/01/2017 f	3,467,000	3,672,174
Discover Bank,
8.700%, 11/18/2019	5,395,000	6,382,458
Discover Bank of Greenwood DE,
2.600%, 11/13/2018	8,000,000	7,993,608
Fifth Third Bancorp:
3.625%, 01/25/2016	1,305,000	1,307,307
0.990%, 12/20/2016	7,825,000	7,794,381
5.450%, 01/15/2017	919,000	952,718
2.150%, 08/20/2018	2,000,000	2,005,696
2.875%, 07/27/2020	5,000,000	4,994,450
First Tennessee Bank National Association:
5.650%, 04/01/2016	7,219,000	7,273,431
2.950%, 12/01/2019	2,000,000	1,984,786
GE Capital International Funding Co.,
0.964%, 04/15/2016 (Acquired 01/08/2013 through 11/13/2014, Cost $11,554,535) * f	11,700,000	11,705,277
Genworth Holdings, Inc.,
8.625%, 12/15/2016	1,000,000	1,032,500
Hana Bank,
1.469%, 11/09/2016 (Acquired 11/05/2013, Cost $7,002,252) * f	7,000,000	7,015,540
HSBC Bank USA, National Association,
6.000%, 08/09/2017	925,000	983,962
HSBC Finance Corp.:
5.500%, 01/19/2016	556,000	556,911
6.676%, 01/15/2021	221,000	253,637
HSBC USA, Inc.:
1.474%, 09/24/2018	1,000,000	1,000,814
0.969%, 11/13/2019	9,750,000	9,604,403
Humana, Inc.,
7.200%, 06/15/2018	2,810,000	3,144,160
Huntington Bancshares Inc.,
2.600%, 08/02/2018	3,375,000	3,378,898
ING Bank NV:
4.000%, 03/15/2016 (Acquired 03/08/2012 through 08/12/2015, Cost $7,466,026) * f	7,433,000	7,479,679
3.750%, 03/07/2017 (Acquired 05/30/2013 through 01/13/2014, Cost $3,268,233) * f	3,200,000	3,278,381
J.P. Morgan Chase & Co.:
0.870%, 04/25/2018	3,500,000	3,475,560
Series 1, 0.953%, 01/28/2019	750,000	744,452
2.250%, 01/23/2020	8,100,000	7,968,626
Kemper Corp.,
6.000%, 05/15/2017	4,565,000	4,742,428
KeyBank National Association,
2.500%, 12/15/2019	5,325,000	5,332,396
Kookmin Bank:
1.198%, 01/27/2017 (Acquired 01/21/2014 through 02/20/2014, Cost $4,751,321) * f	4,750,000	4,765,195
1.625%, 07/14/2017 (Acquired 07/07/2014, Cost $5,983,080) * f	6,000,000	5,970,042
LeasePlan Corp. NV,
2.500%, 05/16/2018 (Acquired 05/07/2013 through 10/20/2014, Cost $14,718,403) * f	14,785,000	14,561,347
Lloyds Bank PLC:
4.875%, 01/21/2016 f	1,775,000	1,777,756
1.750%, 05/14/2018 f	5,825,000	5,812,424
2.000%, 08/17/2018 f	4,500,000	4,503,420
M&I Marshall & Ilsley Bank,
5.000%, 01/17/2017	2,488,000	2,564,546
Macquarie Bank Ltd.:
2.000%, 08/15/2016 (Acquired 08/07/2013 through 04/29/2015, Cost $10,155,606) * f	10,150,000	10,188,621
0.953%, 10/27/2017 (Acquired 10/22/2014, Cost $5,000,000) * f	5,000,000	4,976,625
Macquarie Group Ltd.,
4.875%, 08/10/2017 (Acquired 10/29/2014 through 11/25/2014, Cost $2,881,216) * f	2,750,000	2,846,231
Manufacturers And Traders Trust Co.:
0.752%, 03/07/2016	8,150,000	8,145,004
0.620%, 07/25/2017	1,000,000	996,877
6.625%, 12/04/2017	1,000,000	1,086,737
1.637%, 12/28/2020	282,000	281,664
Marsh & McLennan Cos., Inc.,
2.300%, 04/01/2017	1,297,000	1,307,237
Metropolitan Life Global Funding I,
0.701%, 04/10/2017 (Acquired 04/07/2014, Cost $8,500,000) *	8,500,000	8,507,089
Mizuho Bank Ltd.:
2.550%, 03/17/2017 (Acquired 05/30/2013, Cost $6,965,011) * f	6,900,000	6,959,098
0.747%, 04/16/2017 (Acquired 04/09/2014, Cost $2,800,000) * f	2,800,000	2,791,200
1.507%, 10/20/2018 (Acquired 10/13/2015, Cost $2,500,000) * f	2,500,000	2,522,900
Morgan Stanley:
1.750%, 02/25/2016 @	2,000,000	2,002,310
5.450%, 01/09/2017	2,950,000	3,062,242
1.347%, 01/05/2018	1,500,000	1,498,768
6.625%, 04/01/2018	2,000,000	2,193,060
1.170%, 01/24/2019	4,750,000	4,737,816
1.463%, 01/27/2020	4,000,000	4,008,548
MUFG Union Bank, National Association:
3.000%, 06/06/2016	6,300,000	6,357,903
2.125%, 06/16/2017	3,500,000	3,521,655
National City Bank,
5.800%, 06/07/2017	2,525,000	2,662,052
Nationwide Building Society,
2.350%, 01/21/2020 (Acquired 01/12/2015, Cost $4,998,350) * f	5,000,000	4,966,380
New York Life Global Funding,
1.550%, 11/02/2018 (Acquired 10/27/2015, Cost $9,486,415) *	9,500,000	9,422,623
Nomura Holdings, Inc.,
2.000%, 09/13/2016 f	10,205,000	10,246,024
Nordea Bank AB:
3.125%, 03/20/2017 (Acquired 10/03/2012 through 08/21/2013, Cost $5,213,368) * f	5,140,000	5,241,412
1.250%, 04/04/2017 (Acquired 03/31/2014, Cost $3,988,880) * f	4,000,000	3,988,924
Orange Cogen Funding Corp.,
8.175%, 03/15/2022 (Acquired 02/10/2015 through 09/16/2015, Cost $12,135,987) *	10,370,040	12,030,263
Paine Webber Group, Inc.,
7.990%, 06/09/2017	300,000	319,504
Principal Financial Group, Inc.:
1.850%, 11/15/2017	3,500,000	3,502,905
8.875%, 05/15/2019	7,435,000	8,896,282
Prudential Financial, Inc.,
6.100%, 06/15/2017	4,720,000	5,000,415
Raymond James Financial, Inc.,
4.250%, 04/15/2016	5,600,000	5,642,566
Regions Bank,
7.500%, 05/15/2018	4,670,000	5,189,024
Reliance Standard Life Global Funding II:
2.150%, 10/15/2018 (Acquired 10/13/2015, Cost $8,493,880) *	8,500,000	8,449,782
2.500%, 01/15/2020 (Acquired 01/07/2015, Cost $5,979,540) *	6,000,000	5,943,396
Royal Bank of Canada,
1.400%, 10/13/2017 @ f	8,450,000	8,428,267
Santander Bank NA,
8.750%, 05/30/2018	2,238,000	2,525,908
Skandinaviska Enskilda Banken AB:
2.375%, 11/20/2018 (Acquired 08/05/2015, Cost $5,043,620) * f	5,000,000	5,028,560
2.450%, 05/27/2020 (Acquired 05/19/2015, Cost $4,692,762) * f	4,700,000	4,668,693
Societe Generale:
5.750%, 04/20/2016 (Acquired 07/08/2014 through 10/29/2015, Cost $2,015,746) * f	1,990,000	2,015,349
1.692%, 10/01/2018 f	6,000,000	6,048,240
2.625%, 10/01/2018 f	1,000,000	1,011,059
Standard Chartered PLC:
0.802%, 09/08/2017 (Acquired 09/03/2014, Cost $10,000,000) * f	10,000,000	9,901,140
0.955%, 04/17/2018 (Acquired 04/13/2015, Cost $2,000,000) * f	2,000,000	1,988,162
2.400%, 09/08/2019 (Acquired 09/03/2014 through 04/29/2015, Cost $2,223,349) * @ f	2,225,000	2,188,648
Sumitomo Mitsui Banking Corp.:
1.450%, 07/19/2016 f	4,000,000	4,006,048
0.751%, 01/10/2017 f	2,075,000	2,068,881
1.950%, 07/23/2018 f	3,500,000	3,483,725
2.450%, 01/16/2020 f	4,500,000	4,474,449
SunTrust Bank,
7.250%, 03/15/2018	154,000	170,265
SunTrust Banks, Inc.,
6.000%, 09/11/2017	780,000	828,554
SUSA Partnership LP,
8.200%, 06/01/2017	714,000	772,467
Svenska Handelsbanken AB:
2.875%, 04/04/2017 f	275,000	279,728
1.625%, 03/21/2018 f	1,100,000	1,095,117
1.016%, 06/17/2019 f	2,000,000	1,981,684
1.542%, 10/01/2020 f	10,000,000	10,004,560
Symetra Financial Corp.,
6.125%, 04/01/2016 (Acquired 11/24/2014, Cost $2,659,373) *	2,630,000	2,657,105
Synchrony Financial:
2.600%, 01/15/2019	2,000,000	1,992,814
3.000%, 08/15/2019 @	13,350,000	13,331,470
The Bank of New York Mellon Corp.,
0.889%, 08/01/2018	1,000,000	997,468
The Bank of Nova Scotia,
0.962%, 06/11/2018 f	3,500,000	3,491,205
The Bank of Tokyo-Mitsubishi UFJ Ltd.:
0.701%, 07/15/2016 f	5,000,000	5,003,025
0.897%, 03/10/2017 (Acquired 11/24/2014 through 12/03/2015, Cost $5,542,939) * f	5,550,000	5,542,702
2.150%, 09/14/2018 (Acquired 09/08/2015, Cost $6,298,173) * f	6,300,000	6,281,963
The Bear Stearns Companies LLC:
6.400%, 10/02/2017	7,700,000	8,292,338
7.250%, 02/01/2018	450,000	496,390
The Goldman Sachs Group, Inc.:
6.250%, 09/01/2017 @	4,583,000	4,908,113
1.587%, 12/10/2017	1,000,000	996,506
5.950%, 01/18/2018	1,045,000	1,125,441
6.150%, 04/01/2018	4,775,000	5,185,249
2.900%, 07/19/2018	1,000,000	1,019,546
7.500%, 02/15/2019	3,000,000	3,432,783
The Hartford Financial Services Group, Inc.:
5.500%, 10/15/2016	3,150,000	3,255,084
5.375%, 03/15/2017	3,145,000	3,280,204
6.300%, 03/15/2018	1,825,000	1,988,724
6.000%, 01/15/2019	455,000	500,396
The Huntington National Bank:
1.350%, 08/02/2016	5,000,000	5,000,315
2.000%, 06/30/2018	5,500,000	5,465,361
UBS AG:
1.800%, 03/26/2018 f	8,825,000	8,810,227
5.750%, 04/25/2018 f	3,351,000	3,631,800
UBS Group Funding Jersey Ltd.,
2.034%, 09/24/2020 (Acquired 09/21/2015, Cost $2,000,000) * f	2,000,000	2,007,180
Voya Financial, Inc.,
2.900%, 02/15/2018	14,708,000	14,866,993
WEA Finance LLC / Westfield UK & Europe Finance PLC,
3.250%, 10/05/2020 (Acquired 09/28/2015, Cost $4,982,850) *	5,000,000	5,019,135
Wells Fargo & Co.,
2.600%, 07/22/2020	3,900,000	3,890,008
Wells Fargo Bank, National Association:
0.572%, 05/16/2016	7,000,000	6,995,478
6.000%, 11/15/2017	610,000	657,901
Westpac Banking Corp.:
2.000%, 08/14/2017 f	2,000,000	2,012,492
0.784%, 12/01/2017 f	10,000,000	9,956,600
		839,602,162	27.9%

Utility
Beaver Valley II Funding Corp.,
9.000%, 06/01/2017	245,000	259,700
Commonwealth Edison Co.:
Series 104, 5.950%, 08/15/2016	550,000	565,092
6.150%, 09/15/2017	100,000	107,360
Dominion Resources, Inc.:
6.400%, 06/15/2018	3,550,000	3,886,870
2.500%, 12/01/2019	9,500,000	9,464,888
Entergy Corp.,
4.700%, 01/15/2017	8,750,000	8,972,513
Exelon Corp.:
1.550%, 06/09/2017	2,000,000	1,991,566
2.850%, 06/15/2020 @	2,275,000	2,262,563
National Rural Utilities Cooperative Finance Corp.,
10.375%, 11/01/2018	1,075,000	1,311,491
NextEra Energy Capital Holdings, Inc.,
Class F, 2.056%, 09/01/2017	7,250,000	7,256,757
Pacific Gas and Electric Co.,
8.250%, 10/15/2018	8,320,000	9,670,053
PPL Energy Supply LLC,
6.200%, 05/15/2016	4,041,000	4,035,949
PSEG Power LLC,
5.320%, 09/15/2016	4,905,000	5,039,647
Public Service Co. of New Mexico,
7.950%, 05/15/2018	1,431,000	1,601,366
Sempra Energy:
2.300%, 04/01/2017	1,300,000	1,307,559
9.800%, 02/15/2019	2,575,000	3,115,969
Southwestern Public Service Co.,
5.600%, 10/01/2016	3,000,000	3,094,314
		63,943,657	2.1%
Industrials
A.P. Meoller - Maersk A/S,
2.550%, 09/22/2019 (Acquired 09/15/2014, Cost $4,540,672) * f	4,550,000	4,502,857
AbbVie, Inc.:
1.750%, 11/06/2017	5,049,000	5,039,200
1.800%, 05/14/2018	9,450,000	9,406,492
Actavis Funding SCS:
2.450%, 06/15/2019 f	3,000,000	2,967,564
1.757%, 03/12/2020 f	1,000,000	1,003,572
3.000%, 03/12/2020 f	3,900,000	3,896,899
ACTAVIS, Inc.,
1.875%, 10/01/2017	1,392,000	1,390,342
Agrium, Inc.,
7.700%, 02/01/2017 f	5,000,000	5,257,485
Alibaba Group Holding Ltd.,
0.932%, 11/28/2017 f	2,500,000	2,479,032
Altera Corp.,
2.500%, 11/15/2018	3,000,000	3,024,495
America Movil, SAB de CV,
1.502%, 09/12/2016 f	9,000,000	8,999,883
American Honda Finance Corp.,
1.600%, 07/13/2018 @	9,300,000	9,252,161
Amgen, Inc.:
0.758%, 05/22/2017	2,750,000	2,743,029
5.700%, 02/01/2019 @	10,000,000	11,024,830
Anadarko Petroleum Corp.:
5.950%, 09/15/2016	5,855,000	6,016,346
6.375%, 09/15/2017	2,400,000	2,516,693
8.700%, 03/15/2019	2,970,000	3,374,371
Anglo American Capital PLC,
1.271%, 04/15/2016 (Acquired 04/08/2014 through 11/13/2014, Cost $2,045,216) * f	2,045,000	2,024,992
AT&T, Inc.,
1.533%, 06/30/2020	4,000,000	3,971,400
Baxalta, Inc.:
1.366%, 06/22/2018 (Acquired 06/18/2015, Cost $3,500,000) *	3,500,000	3,489,080
2.000%, 06/22/2018 (Acquired 06/18/2015 through 06/30/2015, Cost $9,199,515) *	9,200,000	9,105,599
Beam Suntory, Inc.:
5.375%, 01/15/2016	1,269,000	1,270,324
1.875%, 05/15/2017	8,000,000	8,008,680
Becton Dickinson & Co.,
1.450%, 05/15/2017	5,315,000	5,292,544
Bemis Co., Inc.,
6.800%, 08/01/2019	3,825,000	4,330,615
Boardwalk Pipelines LP,
5.500%, 02/01/2017	13,384,000	13,561,097
Boston Scientific Corp.:
5.125%, 01/12/2017	3,000,000	3,095,679
2.650%, 10/01/2018	7,077,000	7,114,197
BP Capital Markets:
0.851%, 05/10/2018 f	1,575,000	1,564,714
1.233%, 09/26/2018 f	7,085,000	7,009,637
Bunge Limited Finance Corp.:
3.200%, 06/15/2017	500,000	504,900
8.500%, 06/15/2019	6,808,000	7,879,443
Bunge NA Finance LP,
5.900%, 04/01/2017	1,945,000	2,027,795
Celgene Corp.,
2.125%, 08/15/2018	6,500,000	6,501,436
CF Industries, Inc.,
6.875%, 05/01/2018	11,182,000	12,115,932
Charter Communications, Inc.,
3.579%, 07/23/2020 (Acquired 07/09/2015, Cost $3,000,000) *	3,000,000	2,982,027
Chevron Phillips Chemical Co. LLC,
1.079%, 05/01/2020 (Acquired 05/07/2015, Cost $5,050,000) *	5,050,000	5,077,977
Coca-Cola FEMSA, S.A.B. de C.V.,
2.375%, 11/26/2018 f	4,000,000	3,994,188
Columbia Pipeline Group, Inc.,
2.450%, 06/01/2018 (Acquired 05/19/2015, Cost $4,998,800) *	5,000,000	4,888,590
ConAgra Foods, Inc.:
5.819%, 06/15/2017	6,234,000	6,576,396
1.900%, 01/25/2018	9,290,000	9,238,469
Cox Communications, Inc.:
6.250%, 06/01/2018 (Acquired 06/24/2015, Cost $9,839,090) *	9,000,000	9,671,238
9.375%, 01/15/2019 (Acquired 02/10/2015, Cost $391,606) *	325,000	376,556
Crane Co.,
2.750%, 12/15/2018	7,585,000	7,561,433
CSX Corp.,
7.900%, 05/01/2017	2,221,000	2,403,189
CVS Health Corp.,
2.800%, 07/20/2020	6,725,000	6,755,209
Daimler Finance North America LLC:
1.250%, 01/11/2016 (Acquired 01/07/2013, Cost $2,846,494) *	2,850,000	2,850,119
1.009%, 08/01/2016 (Acquired 07/24/2013 through 08/26/2014, Cost $2,280,728) *	2,280,000	2,278,860
0.837%, 03/10/2017 (Acquired 03/03/2014, Cost $2,000,000) *	2,000,000	1,989,314
0.669%, 08/01/2017 (Acquired 07/24/2014 through 11/10/2015, Cost $2,695,444) *	2,700,000	2,681,289
0.836%, 03/02/2018 (Acquired 08/05/2015, Cost $744,668) *	750,000	741,496
1.189%, 08/01/2018 (Acquired 11/14/2014, Cost $2,017,204) *	2,000,000	1,990,986
DCP Midstream Operating LP,
2.500%, 12/01/2017	400,000	359,960
Deutsche Telekom International Finance BV:
5.750%, 03/23/2016 f	400,000	403,696
3.125%, 04/11/2016 (Acquired 03/14/2012 through 06/25/2013, Cost $5,791,024) * f	5,775,000	5,807,265
6.750%, 08/20/2018 f	3,900,000	4,347,591
Dollar General Corp.,
4.125%, 07/15/2017	17,321,000	17,786,710
Eaton Corp.,
1.500%, 11/02/2017	5,000,000	4,968,435
El Paso Natural Gas Co. LLC,
5.950%, 04/15/2017	2,050,000	2,073,395
Enable Midstream Partners LP,
2.400%, 05/15/2019	3,000,000	2,665,422
Enbridge, Inc.:
1.262%, 10/01/2016 f	2,100,000	2,084,254
5.600%, 04/01/2017 f	5,125,000	5,271,596
Energy Transfer Partners LP:
6.125%, 02/15/2017	645,000	658,838
2.500%, 06/15/2018	4,000,000	3,831,384
9.700%, 03/15/2019	6,994,000	7,702,688
Enterprise Products Operating LLC:
6.650%, 04/15/2018	5,000,000	5,429,010
1.650%, 05/07/2018	2,000,000	1,951,098
ERAC USA Finance LLC,
2.350%, 10/15/2019 (Acquired 01/21/2015, Cost $5,027,454) *	5,000,000	4,928,605
Express Scripts Holding Co.:
3.125%, 05/15/2016	3,000,000	3,020,019
2.650%, 02/15/2017	1,259,000	1,271,365
Federal Express Corp. 1998 Pass Through Trust,
Series 981B, 6.845%, 01/15/2019	2,761,722	2,959,150
Federal Express Corp. 2012 Pass Through Trust,
2.625%, 01/15/2018 (Acquired 01/20/2012 through 08/19/2015, Cost $1,227,920) *	1,225,000	1,230,661
FedEx Corp.,
2.300%, 02/01/2020	2,000,000	2,007,730
Fidelity National Information Services, Inc.:
1.450%, 06/05/2017	3,000,000	2,959,401
2.000%, 04/15/2018	2,295,000	2,256,515
2.850%, 10/15/2018 @	4,100,000	4,114,477
Fiserv, Inc.,
2.700%, 06/01/2020	3,500,000	3,470,957
Ford Motor Credit Co. LLC:
2.500%, 01/15/2016	800,000	800,181
4.207%, 04/15/2016	1,375,000	1,386,009
8.000%, 12/15/2016	2,000,000	2,114,242
6.625%, 08/15/2017	9,100,000	9,699,490
1.724%, 12/06/2017	1,250,000	1,230,746
Forest Laboratories, Inc.,
4.375%, 02/01/2019 (Acquired 08/13/2014 through 04/29/2015, Cost $10,169,363) *	9,675,000	10,135,298
Freeport-McMoRan, Inc.:
2.150%, 03/01/2017	2,000,000	1,830,000
2.300%, 11/14/2017	11,469,000	9,777,322
General Electric Capital Corp.,
5.625%, 05/01/2018	175,000	190,855
General Motors Financial Co., Inc.,
2.750%, 05/15/2016	1,440,000	1,444,211
Georgia-Pacific LLC,
5.400%, 11/01/2020 (Acquired 03/12/2015, Cost $3,982,466) *	3,570,000	3,937,917
Gilead Sciences, Inc.,
2.550%, 09/01/2020	5,000,000	4,998,100
Glencore Funding LLC:
1.700%, 05/27/2016 (Acquired 05/22/2013, Cost $2,998,770) * @	3,000,000	2,970,000
1.681%, 01/15/2019 (Acquired 06/17/2014, Cost $5,031,719) *	5,000,000	4,136,755
2.500%, 01/15/2019 (Acquired 05/22/2013, Cost $597,012) *	600,000	501,000
GTE Corp.,
6.840%, 04/15/2018	140,000	153,812
Gulfstream Natural Gas System LLC,
6.950%, 06/01/2016 (Acquired 07/22/2013 through 08/27/2013, Cost $7,819,676) *	7,646,000	7,789,340
Harris Corp.,
1.999%, 04/27/2018	5,000,000	4,943,830
Heineken NV,
1.400%, 10/01/2017 (Acquired 10/02/2012, Cost $1,993,400) * f	2,000,000	1,992,138
Hess Corp.,
8.125%, 02/15/2019	3,982,000	4,513,103
Hewlett Packard Enterprise Co.,
2.537%, 10/05/2018 (Acquired 09/30/2015, Cost $9,000,000) *	9,000,000	9,023,625
Hewlett-Packard Co.,
1.261%, 01/14/2019	5,700,000	5,704,571
HJ Heinz Co.,
2.000%, 07/02/2018 (Acquired 06/23/2015, Cost $9,980,000) * @	10,000,000	9,952,800
Husky Energy, Inc.,
6.200%, 09/15/2017 f	1,000,000	1,042,631
Husky Oil Ltd.,
7.550%, 11/15/2016 f	2,500,000	2,598,387
Hutchison Whampoa International (14) Ltd.,
1.625%, 10/31/2017 (Acquired 10/28/2014, Cost $4,988,500) * f	5,000,000	4,955,865
Hyundai Capital America,
2.400%, 10/30/2018 (Acquired 10/27/2015, Cost $8,124,025) *	8,125,000	8,099,796
Hyundai Capital Services, Inc.:
4.375%, 07/27/2016 (Acquired 05/11/2012 through 07/28/2015, Cost $7,324,123) * f	7,238,000	7,338,775
3.500%, 09/13/2017 (Acquired 06/04/2014 through 10/01/2015, Cost $5,187,136) * f	5,050,000	5,143,723
Ingersoll-Rand Global Holding Co. Ltd.:
6.875%, 08/15/2018	7,250,000	8,002,557
2.875%, 01/15/2019	7,000,000	7,070,168
Ingredion, Inc.,
1.800%, 09/25/2017	9,100,000	9,017,099
Johnson Controls, Inc.,
5.500%, 01/15/2016	7,370,000	7,377,989
Kia Motors Corp.,
3.625%, 06/14/2016 (Acquired 02/18/2014, Cost $1,413,007) * f	1,400,000	1,411,466
Kinder Morgan Energy Partners LP,
6.000%, 02/01/2017	250,000	252,922
Kinder Morgan, Inc.:
2.000%, 12/01/2017 @	3,000,000	2,890,479
7.250%, 06/01/2018	1,710,000	1,775,625
L-3 Communications Corp.,
1.500%, 05/28/2017	2,000,000	1,975,222
Laboratory Corporation of America Holdings:
3.125%, 05/15/2016	2,000,000	2,012,676
2.625%, 02/01/2020	2,000,000	1,974,506
Lafarge SA,
6.500%, 07/15/2016 f	3,843,000	3,940,001
Marathon Oil Corp.,
6.000%, 10/01/2017	7,805,000	7,955,839
Marathon Petroleum Corp.:
3.500%, 03/01/2016	2,353,000	2,359,631
2.700%, 12/14/2018	14,100,000	13,942,686
Masco Corp.,
6.125%, 10/03/2016	9,779,000	10,072,174
McDonald's Corp.,
2.100%, 12/07/2018	4,500,000	4,502,894
Medtronic, Inc.,
1.312%, 03/15/2020	2,250,000	2,243,486
Merey Sweeny LP,
8.850%, 12/18/2019 (Acquired 11/16/2015, Cost $1,569,073) *	1,390,884	1,572,997
Mondelez International, Inc.,
0.849%, 02/01/2019	9,337,000	9,172,986
Murphy Oil Corp.,
2.500%, 12/01/2017	10,281,000	9,429,312
Mylan, Inc.:
1.800%, 06/24/2016	1,500,000	1,499,035
2.600%, 06/24/2018	1,150,000	1,141,157
Nabors Industries, Inc.,
2.350%, 09/15/2016	2,000,000	1,990,064
NBCUniversal Enterprise, Inc.,
0.858%, 04/15/2016 (Acquired 07/03/2013 through 10/21/2013, Cost $2,260,917) *	2,260,000	2,258,829
NiSource Finance Corp.,
6.400%, 03/15/2018	199,000	216,825
Nissan Motor Acceptance Corp.:
1.303%, 09/26/2016 (Acquired 09/19/2013, Cost $5,000,000) *	5,000,000	4,998,995
0.972%, 03/03/2017 (Acquired 02/25/2014, Cost $3,000,000) *	3,000,000	2,992,341
2.650%, 09/26/2018 (Acquired 07/29/2014 through 10/08/2015, Cost $4,837,648) *	4,760,000	4,819,838
Noble Holding International Ltd.:
2.500%, 03/15/2017 @ f	5,510,000	5,198,261
4.000%, 03/16/2018 @ f	1,848,000	1,673,399
ONEOK Partners LP:
3.250%, 02/01/2016	1,000,000	1,001,732
6.150%, 10/01/2016	5,289,000	5,429,444
2.000%, 10/01/2017	2,858,000	2,729,942
8.625%, 03/01/2019	1,500,000	1,654,021
Pentair Finance SA:
1.875%, 09/15/2017 f	4,000,000	3,956,564
2.900%, 09/15/2018 f	13,075,000	13,016,476
Petrofac Ltd.,
3.400%, 10/10/2018 (Acquired 10/03/2013 through 09/25/2015, Cost $12,207,947) * f	12,050,000	11,445,283
PetroLogistics LP / PetroLogistics Finance Corp.,
6.250%, 04/01/2020	11,755,000	12,283,975
Pfizer, Inc.,
6.050%, 03/30/2017	9,654,000	10,234,032
Phillips 66,
2.950%, 05/01/2017	3,000,000	3,040,776
Phillips 66 Partners LP,
2.646%, 02/15/2020	2,000,000	1,887,640
Pioneer Natural Resources Co.:
5.875%, 07/15/2016	10,133,000	10,291,359
6.650%, 03/15/2017	1,260,000	1,300,902
6.875%, 05/01/2018	1,000,000	1,062,354
PPG Industries, Inc.,
1.900%, 01/15/2016	1,552,000	1,552,559
Quest Diagnostics, Inc.,
3.200%, 04/01/2016	2,525,000	2,536,405
Republic Services, Inc.:
3.800%, 05/15/2018	7,990,000	8,276,458
5.500%, 09/15/2019	6,446,000	7,091,921
Rohm and Haas Co.,
6.000%, 09/15/2017	646,000	687,585
RPM International, Inc.,
6.500%, 02/15/2018	3,870,000	4,174,143
SABMiller Holdings, Inc.,
1.019%, 08/01/2018 (Acquired 08/06/2013 through 11/14/2014, Cost $7,199,697) *	7,180,000	7,123,285
Sunoco, Inc.,
5.750%, 01/15/2017	600,000	603,091
Teck Resources Ltd.,
3.850%, 08/15/2017 f	12,236,000	10,278,240
Telefonica Emisiones SAU:
6.421%, 06/20/2016 f	7,290,000	7,457,532
6.221%, 07/03/2017 f	1,344,000	1,428,349
Temple-Inland, Inc.,
6.625%, 01/15/2018	4,676,000	5,065,801
Tennessee Gas Pipeline Company LLC,
8.000%, 02/01/2016	1,000,000	1,003,654
Texas Eastern Transmission LP,
6.000%, 09/15/2017 (Acquired 05/21/2015, Cost $3,976,018) *	3,705,000	3,907,163
The ADT Corp.,
2.250%, 07/15/2017	6,700,000	6,666,500
The Dow Chemical Co.,
8.550%, 05/15/2019	11,427,000	13,468,422
The JM Smucker Co.:
1.750%, 03/15/2018	2,550,000	2,538,005
2.500%, 03/15/2020	2,725,000	2,705,590
Thermo Fisher Scientific, Inc.,
1.850%, 01/15/2018	12,000,000	11,961,504
Thomson Reuters Corp.:
0.875%, 05/23/2016 f	4,650,000	4,646,373
1.650%, 09/29/2017 f	7,000,000	6,964,048
Time Warner Cable, Inc.:
5.850%, 05/01/2017	2,355,000	2,463,624
8.750%, 02/14/2019	4,395,000	5,098,433
8.250%, 04/01/2019	1,000,000	1,148,300
Time Warner Co., Inc.,
7.250%, 10/15/2017	7,831,000	8,573,136
Total Capital International:
0.911%, 08/10/2018 f	4,350,000	4,330,795
0.920%, 06/19/2019 f	7,700,000	7,605,490
TransCanada PipeLines Ltd.:
1.283%, 06/30/2016 f	2,575,000	2,570,545
1.875%, 01/12/2018 f	4,000,000	3,984,204
Transocean, Inc.:
5.800%, 12/15/2016 f	400,000	388,000
3.000%, 10/15/2017 @ f	7,400,000	6,562,875
TSMC Global Ltd.:
0.950%, 04/03/2016 (Acquired 03/27/2013, Cost $1,999,760) * f	2,000,000	1,995,980
1.625%, 04/03/2018 (Acquired 08/05/2014 through 11/03/2015, Cost $13,287,312) * f	13,419,000	13,152,297
TTX Co.,
6.050%, 06/15/2016 (Acquired 09/18/2015, Cost $1,532,802) *	1,500,000	1,529,481
Tyco Electronics Group SA,
6.550%, 10/01/2017 f	860,000	926,808
Vale Overseas Ltd.,
6.250%, 01/23/2017 @ f	15,250,000	15,221,025
Valero Energy Corp.:
6.125%, 06/15/2017	1,120,000	1,179,203
9.375%, 03/15/2019	10,349,000	12,226,619
Verizon Communications, Inc.,
3.650%, 09/14/2018	14,000,000	14,639,674
Viacom, Inc.:
6.250%, 04/30/2016	930,000	944,339
2.500%, 09/01/2018	11,005,000	10,977,509
Vodafone Group PLC:
0.752%, 02/19/2016 f	2,000,000	1,998,848
5.625%, 02/27/2017 f	2,000,000	2,088,076
Volkswagen Group of America Finance LLC:
0.748%, 05/23/2017 (Acquired 05/15/2014, Cost $2,750,000) *	2,750,000	2,667,948
0.810%, 11/20/2017 (Acquired 11/12/2014, Cost $4,500,000) *	4,500,000	4,324,127
Walgreen Co.,
5.250%, 01/15/2019	2,330,000	2,489,978
Walgreens Boots Alliance, Inc.,
1.750%, 11/17/2017	1,150,000	1,147,756
WEA Finance LLC / Westfield UK & Europe Finance PLC,
2.700%, 09/17/2019 (Acquired 09/10/2014, Cost $6,986,000) *	7,000,000	6,942,334
Weatherford International Ltd.,
5.500%, 02/15/2016 f	600,000	597,000
Williams Partners LP,
7.250%, 02/01/2017	935,000	953,452
Xerox Corp.:
6.400%, 03/15/2016	2,893,000	2,919,653
6.750%, 02/01/2017	2,626,000	2,751,849
Yara International ASA,
7.875%, 06/11/2019 (Acquired 10/02/2014, Cost $580,026) * f	500,000	565,693
Yum! Brands, Inc.,
6.250%, 04/15/2016	2,000,000	2,025,032
Zimmer Holdings, Inc.,
2.700%, 04/01/2020	4,725,000	4,665,616
Zoetis, Inc.,
1.150%, 02/01/2016	1,000,000	999,822
		953,653,503	31.6%
Total Corporate Bonds		1,857,199,322	61.6%

Other Government Related Securities
CNOOC Finance 2013 Ltd.:
1.125%, 05/09/2016 f	2,575,000	2,570,666
1.750%, 05/09/2018 f	1,000,000	983,977
CNOOC Nexen Finance (2014) ULC,
1.625%, 04/30/2017 f	5,000,000	4,971,075
CNPC General Capital Ltd.,
1.262%, 05/14/2017 (Acquired 05/07/2014, Cost $4,750,000) * f	4,750,000	4,741,488
CNPC HK Overseas Capital Ltd.,
3.125%, 04/28/2016 (Acquired 12/18/2012 through 07/23/2014, Cost $2,385,350) * f	2,375,000	2,387,407
Corp Andina de Fomento,
5.750%, 01/12/2017 f	250,000	260,710
Electricite de France SA,
0.777%, 01/20/2017 (Acquired 01/13/2014, Cost $9,750,000) * f	9,750,000	9,734,634
Export-Import Bank of Korea,
1.071%, 01/14/2017 f	1,570,000	1,572,259
Korea Expressway Corp.,
1.625%, 04/28/2017 (Acquired 06/23/2014, Cost $3,989,480) * f	4,000,000	3,986,072
Korea Hydro & Nuclear Power Co., Ltd.,
2.875%, 10/02/2018 (Acquired 09/25/2013, Cost $2,982,150) * f	3,000,000	3,038,880
Nexen Energy ULC,
6.200%, 07/30/2019 f	2,065,000	2,282,973
Petrobras Global Finance BV,
2.886%, 03/17/2017 f	4,000,000	3,665,000
Petrobras International Finance Co. SA,
3.875%, 01/27/2016 f	6,975,000	6,947,100
Petroleos Mexicanos,
8.000%, 05/03/2019 f	5,000,000	5,504,350
Sinopec Capital (2013) Ltd.,
1.250%, 04/24/2016 (Acquired 01/10/2014, Cost $4,250,026) * f	4,250,000	4,244,237
Sinopec Group Overseas Development [2014] Ltd.,
1.750%, 04/10/2017 (Acquired 04/02/2014, Cost $6,984,110) * f	7,000,000	6,974,926
Sinopec Group Overseas Development [2015] Ltd.,
2.500%, 04/28/2020 (Acquired 04/21/2015, Cost $2,987,280) * f	3,000,000	2,951,253
The Korea Development Bank:
0.945%, 01/22/2017 f	5,000,000	5,002,035
3.875%, 05/04/2017 f	2,350,000	2,410,372
3.000%, 03/17/2019 f	2,475,000	2,528,876
		76,758,290	2.5%
Taxable Municipal Bonds
Chippewa Valley Schools,
1.180%, 05/01/2017	7,175,000	7,148,309
City of Bristol VA,
3.002%, 10/01/2020	5,000,000	5,070,050
City of Passaic NJ,
1.882%, 02/01/2016	1,020,000	1,020,438
City of Trenton NJ,
1.722%, 04/01/2016	1,470,000	1,469,912
City of Williston ND,
3.100%, 07/15/2025 (Callable 07/15/2016)	8,000,000	8,003,680
Consolidated Municipalities Electric Power Systems Joint Powers Board,
1.550%, 06/01/2017	590,000	587,663
Cook County School District No 144 Prairie Hills:
2.000%, 12/01/2017	930,000	926,773
2.500%, 12/01/2018	745,000	747,235
County of Dauphin PA,
1.194%, 03/01/2016	1,200,000	1,199,832
Government Development Bank for Puerto Rico,
4.704%, 05/01/2016	725,000	268,279
Indiana Bond Bank,
1.689%, 01/15/2017	1,000,000	1,004,970
Iowa Tobacco Settlement Authority,
6.500%, 06/01/2023 (Callable 02/01/2016)	240,000	241,123
New Hampshire Housing Finance Authority:
1.250%, 07/01/2016	820,000	820,320
1.500%, 01/01/2017	785,000	784,349
1.650%, 07/01/2017	745,000	743,532
4.000%, 07/01/2036 (Callable 07/10/2024)	11,855,000	12,175,559
New Jersey Economic Development Authority:
–%, 02/15/2016	2,500,000	2,496,525
3.375%, 06/15/2017	5,000,000	4,986,000
2.421%, 06/15/2018	10,000,000	9,946,600
Oakland Redevelopment Agency Successor Agency,
2.271%, 09/01/2018	1,675,000	1,670,260
Ohio Air Quality Development Authority,
5.750%, 06/01/2033	3,000,000	3,051,060
Rhode Island Housing & Mortgage Finance Corp./RI:
1.150%, 04/01/2016	1,175,000	1,176,633
1.930%, 04/01/2017	600,000	602,040
3.000%, 10/01/2034 (Callable 10/01/2022)	9,455,000	9,616,019
Schenectady Metroplex Development Authority/NY,
2.232%, 08/01/2017	200,000	200,368
State of Illinois:
4.961%, 03/01/2016	1,760,000	1,770,895
5.090%, 04/01/2017	2,785,000	2,866,461
Tulsa Airports Improvement Trust:
2.592%, 06/01/2017	115,000	117,187
3.042%, 06/01/2018	100,000	103,193
		80,815,265	2.7%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Fannie Mae REMIC Trust,
Series 2004-W6, Class 1A6, 5.500%, 07/25/2034	123,844	125,040
Federal Home Loan Mortgage Corp. (FHLMC),
Series 5, Class B, 1.031%, 05/15/2019	2,743	2,750
		127,790	0.0%
Non-U.S. Government Agency Issues
Alternative Loan Trust:
Series 2005-50CB, Class 4A1, 5.000%, 11/25/2020 §	221,947	222,872
Series 2005-73CB, Class 1A7, 5.500%, 01/25/2036 §	118,892	113,074
Series 2006-28CB, Class A17, 6.000%, 10/25/2036 §	947,432	776,260
Banc of America Alternative Loan Trust:
Series 2003-4, Class 2A1, 5.000%, 06/25/2018	71,675	72,894
Series 2004-2, Class 5A1, 5.500%, 03/25/2019	382,856	389,038
Series 2003-3, Class A1, 5.500%, 05/25/2033	1,057,084	1,092,019
Series 2004-B, Class 2A2, 2.675%, 03/25/2034	3,060,844	3,054,363
Banc of America Mortgage Trust,
Series 2003-10, Class 3A1, 5.000%, 01/25/2019	476,230	487,397
Countrywide Alternative Loan Trust:
Series 2004-12CB, Class 1A1, 5.000%, 07/25/2019	1,018,093	1,050,560
Series 2004-J2, Class 3A3, 5.500%, 04/25/2034	241,938	246,880
J.P. Morgan Mortgage Trust,
Series 2005-A4, Class 1A1, 2.534%, 07/25/2035	1,350,540	1,333,797
MASTR Alternative Loan Trust:
Series 2003-5, Class 7A1, 5.000%, 07/25/2018	4,634,946	4,665,816
Series 2003-9, Class 3A1, 4.750%, 11/25/2018	2,490,581	2,531,204
Series 2003-5, Class 4A1, 5.500%, 07/25/2033	6,311,634	6,441,173
Structured Asset Securities Corp.,
Series 2004-4XS, Class 1A6, 5.050%, 02/25/2034	398,136	407,036
Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
Series 2004-22, Class A2, 5.027%, 01/25/2035	8,075,494	8,309,862
Thornburg Mortgage Securities Trust,
Series 2003-5, Class 3A, 2.363%, 10/25/2043	12,206,014	12,287,458
WaMu Mortgage Pass-Through Certificates:
Series 2004-CB4, Class 21A, 5.500%, 12/25/2019	76,547	78,641
Series 2004-CB4, Class 22A, 6.000%, 12/25/2019	182,746	188,926
Series 2004-AR3, Class A1, 2.460%, 06/25/2034	8,938,252	9,033,839
		52,783,109	1.8%

Asset Backed Securities
Accredited Mortgage Loan Trust:
Series 2005-3, Class A1, 0.460%, 09/25/2035	27,686	27,670
Series 2006-1, Class A3, 0.602%, 04/25/2036	5,977,310	5,941,175
Series 2006-2, Class A3, 0.572%, 09/25/2036	12,472,133	12,327,658
Aegis Asset Backed Securities Trust,
Series 2005-5, Class 1A3, 0.692%, 12/25/2035	4,851,673	4,775,788
Ally Auto Receivables Trust,
Series 2014-SN2, Class A2B, 0.702%, 03/20/2017	6,642,778	6,640,919
Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs,
Series 2005-R8, Class A2D, 0.782%, 10/25/2035	5,538,652	5,528,863
Argent Securities Inc Asset-Backed Pass-Through Certificates,
Series 2005-W3, Class A2D, 0.762%, 11/25/2035	11,663,061	11,314,881
Barclays Dryrock Issuance Trust,
Series 2015-1, Class A, 2.200%, 12/15/2022	6,750,000	6,723,742
California Republic Auto Receivables Trust,
Series 2015-3, Class A3, 1.620%, 11/15/2019	17,500,000	17,362,942
Capital Auto Receivables Asset Trust:
Series 2014-2, Class A2, 0.910%, 04/20/2017	6,377,200	6,373,293
Series 2014-3, Class A2, 1.180%, 12/20/2017	25,685,000	25,660,232
Carrington Mortgage Loan Trust,
Series 2006-OPT1, Class A3, 0.602%, 02/25/2036	4,969,567	4,844,310
Chase Issuance Trust:
Series 2014-A1, Class A1, 1.150%, 01/15/2019	23,435,000	23,416,880
Series 2015-A5, Class A5, 1.360%, 04/15/2020	13,300,000	13,223,936
Chrysler Capital Auto Receivables Trust:
Series 2015-BA, Class A2, 1.460%, 12/17/2018 (Acquired 11/12/2015, Cost $4,999,921) *	5,000,000	4,993,234
Series 2013-BA, Class A4, 1.270%, 03/15/2019 (Acquired 11/12/2015 through 12/18/2015, Cost $5,302,988) *	5,315,000	5,292,753
Conseco Financial Corp.:
Series 1998-2, Class A5, 6.240%, 12/01/2028	16,385	16,817
Series 1998-3, Class A5, 6.220%, 03/01/2030	221,647	231,220
Countrywide Asset-Backed Certificates:
Series 2006-13, Class 1AF3, 4.687%, 01/25/2037 §	1,155,501	1,568,901
Series 2006-9, Class 1AF3, 4.896%, 10/25/2046 §	1,100,923	998,210
Credit-Based Asset Servicing and Securitization LLC,
Series 2005-CB8, Class AF2, 4.122%, 12/25/2035	242,312	239,516
Dell Equipment Finance Trust,
Series 2015-1, Class A2, 1.010%, 07/24/2017 (Acquired 04/15/2015 through 09/22/2015, Cost $29,923,274) *	29,925,000	29,868,364
First Franklin Mortgage Loan Trust:
Series 2004-FF7, Class A1, 1.062%, 09/25/2034	3,768,198	3,764,587
Series 2005-FF12, Class A2B, 0.682%, 11/25/2036	4,485,783	4,422,252
First National Master Note Trust,
Series 2015-1, Class A, 1.101%, 09/15/2020	6,000,000	6,012,028
Ford Credit Auto Owner Trust:
Series 2014-1, Class A, 2.260%, 11/15/2025 (Acquired 05/06/2014 through 11/18/2014, Cost $17,945,278) *	17,894,000	18,038,346
Series 2015-1, Class A, 2.120%, 07/15/2026 (Acquired 01/13/2015, Cost $7,422,355) *	7,425,000	7,331,352
GE-WMC Asset-Backed Pass Through Certificates,
Series 2005-1, Class A2C, 1.142%, 10/25/2035	4,362,285	4,323,216
GMF Floorplan Owner Revolving Trust,
Series 2015-1, Class A1, 1.650%, 05/15/2020 (Acquired 05/13/2015, Cost $14,699,441) *	14,700,000	14,543,843
GSAA Trust,
Series 2005-8, Class A4, 0.692%, 06/25/2035	16,943,274	16,462,895
GSAMP Trust,
Series 2006-HE1, Class A2C, 0.632%, 01/25/2036	1,726,831	1,705,912
Home Equity Asset Trust,
Series 2006-4, Class 2A3, 0.592%, 08/25/2036	2,362,096	2,327,634
J.P. Morgan Mortgage Acquisition Trust:
Series 2006-CH1, Class A1, 0.552%, 07/25/2036	8,145,326	7,836,844
Series 2007-CH1, Class AV4, 0.552%, 11/25/2036	1,050,819	1,050,099
Kubota Credit Owner Trust,
Series 2015-1A, Class A3, 1.540%, 03/15/2019 (Acquired 01/22/2015, Cost $17,572,547) *	17,575,000	17,462,601
Leaf Receivables Funding 10 LLC,
Series 2015-1, Class A3, 1.490%, 03/15/2018 (Acquired 04/23/2015, Cost $5,249,036) *	5,250,000	5,235,648
Master Credit Card Trust II,
Series 2013-3A, Class A, 0.832%, 01/22/2018 (Acquired 07/25/2013 through 11/05/2014, Cost $8,950,275) * f	8,950,000	8,929,562
MASTR Asset Backed Securities Trust,
Series 2006-AB1, Class A2, 0.652%, 02/25/2036	810,581	804,134
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2005-HE2, Class A3B, 0.862%, 01/25/2035	6,011,611	5,952,343
Nationstar Home Equity Loan Trust,
Series 2006-B, Class AV3, 0.592%, 09/25/2036	3,490,559	3,490,150
New Century Home Equity Loan Trust,
Series 2005-B, Class A2C, 0.702%, 10/25/2035	1,785,369	1,783,304
Nomura Holdings, Inc.,
Series 2006-HE2, Class A3, 0.592%, 03/25/2036	4,717,670	4,566,314
Option One Mortgage Loan Trust Asset-Backed Certificates,
Series 2005-5, Class A3, 0.632%, 12/25/2035	7,057,744	7,006,212
RAMP Series Trust:
Series 2003-RS7, Class AI6, 5.340%, 08/25/2033	28,932	29,004
Series 2003-RS11, Class AI7, 4.828%, 12/25/2033	266,996	270,812
RASC Series Trust:
Series 2005-AHL2, Class A3, 0.772%, 10/25/2035	10,398,345	10,250,094
Series 2006-KS1, Class A4, 0.722%, 02/25/2036	6,308,913	6,249,033
Renaissance Home Equity Loan Trust,
Series 2007-2, Class AF2, 5.675%, 06/25/2037	1,952,501	951,086
Securitized Asset Backed Receivables LLC Trust,
Series 2005-OP2, Class A1, 0.747%, 10/25/2035 (Acquired 03/13/2014, Cost $9,743,708) *	9,863,925	9,756,756
Soundview Home Loan Trust,
Series 2005-OPT4, Class 2A3, 0.682%, 12/25/2035	2,119,118	2,083,239
Specialty Underwriting & Residential Finance Trust:
Series 2005-BC4, Class A2C, 0.772%, 09/25/2036	4,571,705	4,529,940
Series 2006-BC1, Class A2C, 0.622%, 12/25/2036	2,381,215	2,371,569
Springleaf Funding Trust,
Series 2014-AA, Class A, 2.410%, 12/15/2022 (Acquired 09/11/2015, Cost $7,007,247) *	7,000,000	6,980,116
Structured Asset Investment Loan Trust,
Series 2004-9, Class A5, 1.422%, 10/25/2034	13,063,014	12,982,397
Structured Asset Securities Corp. Mortgage Loan Trust:
Series 2007-BC2, Class A3, 0.552%, 03/25/2037	3,458,490	3,444,434
Series 2007-BC3, Class 2A2, 0.562%, 05/25/2047	1,243,465	1,204,315
Synchrony Credit Card Master Note Trust:
Series 2014-1, Class A, 1.610%, 11/15/2020	11,700,000	11,662,616
Series 2012-2, Class A, 2.220%, 01/15/2022	9,243,000	9,267,766
TCF Auto Receivables Owner Trust,
Series 2014-1A, Class A4, 1.560%, 01/15/2020 (Acquired 10/21/2015, Cost $6,252,599) *	6,250,000	6,216,751
		418,670,508	13.9%
Commercial Mortgage-Backed Securities
Citigroup Commercial Mortgage Trust,
Series 2006-C4, Class A3, 5.811%, 03/15/2049	5,415,437	5,426,875
DBUBS Mortgage Trust,
Series 2011-LC3A, Class A2, 3.642%, 08/10/2044	14,389,396	14,444,486
J.P. Morgan Chase Commercial Mortgage Securities Trust:
Series 2012-C8, Class ASB, 2.379%, 10/15/2045	16,100,000	15,937,210
Series 2011-C5, Class ASB, 3.678%, 08/15/2046	3,173,000	3,288,702
WFRBS Commercial Mortgage Trust,
Series 2012-C6, Class A4, 3.440%, 04/15/2045	7,050,000	7,240,495
		46,337,768	1.5%
Total Long-Term Investments (Cost $2,987,766,115)		2,965,046,611	98.3%

	Shares
SHORT-TERM INVESTMENTS
Money Market Mutual Funds
Dreyfus Cash Advantage Fund, 0.26% «	4,841,562	4,841,562
Short-Term Investments Trust - Liquid Assets Portfolio, 0.29% «	59,589,773	59,589,773
Total Short-Term Investments (Cost $64,431,335)		64,431,335	2.1%

INVESTMENT PURCHASED WITH CASH PROCEEDS FROM
SECURITIES LENDING
Investment Company
Mount Vernon Securities Lending Trust Prime Portfolio, 0.49%	47,134,707	47,134,707
Total Investment Company (Cost $47,134,707)		47,134,707	1.6%
Total Investment Purchased with Cash Proceeds From
Securities Lending (Cost $47,134,707)		47,134,707	1.6%
Total Investments (Cost $3,099,332,157)		3,076,612,653	102.0%
Liabilities in Excess of Other Assets		(60,003,498)	(2.0)%
TOTAL NET ASSETS		$ 3,016,609,155	100.0%

Notes to Schedule of Investments
*
Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid.  Purchased in a private placement transaction; resale to the public may require registration or or may extend only to qualified institutional buyers.  At December 31, 2015, the value of these securities total $641,048,510, which represents 21.25% of total net assets.

@	This security or portion of this security is out on loan at December 31, 2015.
f	Foreign Security
§	Security in Default
«	7-Day Yield

Baird Intermediate Bond Fund
Schedule of Investments
December 31, 2015

	Principal		% of
	Amount	Value	Net Assets
LONG-TERM INVESTMENTS
U.S. Treasury Securities
U.S. Treasury Bonds:
2.625%, 08/15/2020	$ 281,075,000	$ 291,977,618
1.750%, 03/31/2022	114,950,000	113,180,805
2.500%, 05/15/2024	185,500,000	189,550,578
		594,709,001	31.5%
Corporate Bonds
Finance
Abbey National Treasury Services PLC,
3.050%, 08/23/2018 f	1,050,000	1,077,396
ABN AMRO Bank NV:
4.250%, 02/02/2017 (Acquired 11/22/2013, Cost $4,626,485) * f	4,500,000	4,621,010
2.500%, 10/30/2018 (Acquired 10/23/2013 through 04/17/2014, Cost $1,200,132) * f	1,200,000	1,207,640
2.450%, 06/04/2020 (Acquired 05/28/2015, Cost $2,644,170) * f	2,650,000	2,627,242
AgriBank FCB,
Series AI, 9.125%, 07/15/2019 (Acquired 02/24/2014, Cost $3,423,719) *	2,850,000	3,455,548
AIA Group Ltd.,
3.200%, 03/11/2025 (Acquired 03/04/2015, Cost $2,996,190) * f	3,000,000	2,895,666
Ally Financial, Inc.,
8.000%, 12/31/2018	96,000	105,120
American International Group, Inc.,
4.875%, 06/01/2022	3,000,000	3,239,820
AmSouth Bancorporation,
6.750%, 11/01/2025	630,000	715,061
ANZ New Zealand (Int'l) Ltd.:
2.600%, 09/23/2019 (Acquired 09/16/2014 through 03/19/2015, Cost $4,157,181) * f	4,140,000	4,151,733
2.850%, 08/06/2020 (Acquired 07/30/2015, Cost $3,996,680) * f	4,000,000	4,033,596
Australia & New Zealand Banking Group Ltd./New York NY,
0.762%, 11/16/2025 f	1,000,000	1,025,851
Bank of America Corp.:
5.700%, 05/02/2017 @	1,100,000	1,147,164
6.875%, 04/25/2018	1,000,000	1,103,257
2.625%, 10/19/2020 @	5,000,000	4,937,105
3.300%, 01/11/2023	3,350,000	3,297,489
4.000%, 04/01/2024 @	2,750,000	2,812,466
BanPonce Trust I,
Series A, 8.327%, 02/01/2027	2,500,000	2,364,212
Barclays Bank PLC:
Series 1, 5.000%, 09/22/2016 f	2,565,000	2,630,818
6.750%, 05/22/2019 f	2,000,000	2,273,746
Barclays PLC,
2.000%, 03/16/2018 f	2,600,000	2,584,483
BB&T Corp.,
6.850%, 04/30/2019	2,322,000	2,646,692
BNZ International Funding Ltd.,
2.350%, 03/04/2019 (Acquired 09/03/2014, Cost $2,789,836) * f	2,800,000	2,783,567
BPCE:
5.700%, 10/22/2023 (Acquired 11/10/2014, Cost $3,721,762) * f	3,500,000	3,674,808
4.000%, 04/15/2024 f	3,500,000	3,595,910
Caisse Centrale Desjardins,
0.989%, 01/29/2018 (Acquired 01/26/2015, Cost $8,000,000) * f	8,000,000	7,984,360
Capital One Bank (USA) National Association,
2.250%, 02/13/2019	3,500,000	3,484,617
Capital One Financial Corp.,
3.150%, 07/15/2016	2,596,000	2,619,995
Capital One NA:
1.036%, 03/22/2016	2,100,000	2,098,750
1.014%, 02/05/2018	2,000,000	1,987,162
Citigroup, Inc.:
1.550%, 08/14/2017	1,000,000	996,171
1.700%, 04/27/2018 @	1,500,000	1,485,130
2.050%, 12/07/2018	5,700,000	5,669,887
3.750%, 06/16/2024	500,000	508,977
Citizens Bank, National Association,
2.450%, 12/04/2019	8,000,000	7,870,088
CNA Financial Corp.:
6.500%, 08/15/2016	2,000,000	2,059,318
7.350%, 11/15/2019	2,395,000	2,757,428
5.750%, 08/15/2021	1,385,000	1,550,146
Comerica Bank:
5.200%, 08/22/2017	5,570,000	5,843,381
2.500%, 06/02/2020	3,375,000	3,356,968
Commonwealth Bank of Australia,
5.000%, 10/15/2019 (Acquired 03/02/2012 through 10/03/2014, Cost $4,545,215) * f	4,335,000	4,732,962
Commonwealth Bank of Australia/New York NY,
1.750%, 11/02/2018 f	4,500,000	4,467,352
Compass Bank:
2.750%, 09/29/2019	6,000,000	5,939,976
3.875%, 04/10/2025	2,700,000	2,474,739
Countrywide Financial Corp.,
6.250%, 05/15/2016	2,200,000	2,237,083
Credit Agricole SA,
2.750%, 06/10/2020 (Acquired 06/03/2015, Cost $2,994,570) * f	3,000,000	3,016,092
Credit Suisse:
2.300%, 05/28/2019 f	2,450,000	2,452,107
5.300%, 08/13/2019 f	3,220,000	3,555,782
Credit Suisse Group Funding Guernsey Ltd.,
2.750%, 03/26/2020 (Acquired 03/23/2015, Cost $6,246,812) * f	6,250,000	6,190,756
Deutsche Bank AG:
3.250%, 01/11/2016 f	4,250,000	4,251,594
2.950%, 08/20/2020 f	3,000,000	3,004,434
Discover Bank of Greenwood DE,
2.600%, 11/13/2018	2,500,000	2,498,002
First Tennessee Bank National Association,
5.650%, 04/01/2016	4,263,000	4,295,143
GE Capital International Funding Co.,
2.342%, 11/15/2020 (Acquired 02/11/2010 through 12/24/2014, Cost $6,154,361) * f	6,730,000	6,673,872
Genworth Holdings, Inc.,
4.900%, 08/15/2023	1,500,000	997,500
Great-West Life & Annuity Insurance Capital LP II,
7.153%, 05/16/2046 (Acquired 05/16/2006 through 11/08/2007, Cost $1,792,736) *	1,800,000	1,818,000
Highmark, Inc.,
4.750%, 05/15/2021 (Acquired 07/30/2014, Cost $2,012,799) *	2,000,000	2,031,306
HSBC Finance Corp.,
6.676%, 01/15/2021	4,559,000	5,232,255
HSBC USA, Inc.,
2.350%, 03/05/2020	3,500,000	3,459,312
Humana, Inc.,
7.200%, 06/15/2018	2,000,000	2,237,836
ING Bank NV:
2.500%, 10/01/2019 (Acquired 09/23/2014, Cost $2,461,635) * f	2,475,000	2,479,871
5.000%, 06/09/2021 (Acquired 06/12/2013, Cost $2,137,849) * f	2,000,000	2,201,288
5.800%, 09/25/2023 (Acquired 10/15/2015, Cost $4,179,512) * f	3,810,000	4,139,450
Invesco Finance PLC,
3.125%, 11/30/2022 f	4,225,000	4,165,187
iStar Financial, Inc.,
5.850%, 03/15/2017	75,000	76,312
J.P. Morgan Chase & Co.:
2.250%, 01/23/2020	7,875,000	7,747,275
4.500%, 01/24/2022	3,000,000	3,235,818
Jefferies Group LLC,
6.875%, 04/15/2021	2,000,000	2,237,360
John Hancock Life Insurance Co.,
7.375%, 02/15/2024 (Acquired 04/10/2013 through 04/11/2013, Cost $2,874,902) *	2,325,000	2,760,021
Kemper Corp.,
6.000%, 05/15/2017	600,000	623,320
Keybank National Association,
0.934%, 06/01/2018	8,000,000	7,980,816
Korea Housing Finance Corp.,
1.625%, 09/15/2018 (Acquired 02/26/2013 through 08/28/2014, Cost $1,041,102) * f	1,050,000	1,033,856
LeasePlan Corp. NV:
3.000%, 10/23/2017 (Acquired 02/07/2013, Cost $4,022,871) * f	4,000,000	4,012,096
2.500%, 05/16/2018 (Acquired 05/29/2013 through 10/20/2014, Cost $5,019,113) * f	5,000,000	4,924,365
Liberty Mutual Group, Inc.,
4.250%, 06/15/2023 (Acquired 06/13/2013, Cost $1,987,300) *	2,000,000	2,032,136
Lloyds Bank PLC:
4.875%, 01/21/2016 f	225,000	225,349
5.800%, 01/13/2020 (Acquired 02/09/2010 through 03/16/2012, Cost $2,903,236) * f	2,900,000	3,251,663
M&I Marshall & Ilsley Bank,
5.000%, 01/17/2017	1,000,000	1,030,766
Macquarie Bank Ltd.:
2.000%, 08/15/2016 (Acquired 08/07/2013, Cost $4,998,250) * f	5,000,000	5,019,025
1.600%, 10/27/2017 (Acquired 10/22/2014, Cost $2,498,475) * f	2,500,000	2,481,765
2.400%, 01/21/2020 (Acquired 01/14/2015, Cost $997,800) * f	1,000,000	990,654
Manulife Financial Corp.,
4.900%, 09/17/2020 f	2,300,000	2,503,352
Marsh & McLennan Cos., Inc.,
2.550%, 10/15/2018	1,000,000	1,009,525
MassMutual Global Funding II,
2.000%, 04/05/2017 (Acquired 03/29/2012, Cost $3,783,470) *	3,800,000	3,826,342
MBIA Insurance Corp.,
11.581%, 01/15/2033 (Acquired 01/11/2008, Cost $500,000) *	500,000	93,750
Metropolitan Life Global Funding I,
3.000%, 01/10/2023 (Acquired 01/03/2013, Cost $1,299,337) *	1,300,000	1,293,440
Mizuho Bank Ltd.,
2.150%, 10/20/2018 (Acquired 10/13/2015, Cost $4,497,390) * f	4,500,000	4,482,419
Morgan Stanley:
6.625%, 04/01/2018	1,600,000	1,754,448
7.300%, 05/13/2019	2,700,000	3,101,514
2.375%, 07/23/2019	1,000,000	996,649
MUFG Americas Holdings Corp.,
3.500%, 06/18/2022	225,000	228,177
MUFG Union Bank, National Association,
2.125%, 06/16/2017	1,800,000	1,811,137
Nationwide Building Society,
2.350%, 01/21/2020 (Acquired 01/12/2015, Cost $2,999,010) * f	3,000,000	2,979,828
Nationwide Financial Services, Inc.,
5.375%, 03/25/2021 (Acquired 10/07/2013, Cost $876,761) *	828,000	906,455
Nomura Holdings, Inc.:
2.000%, 09/13/2016 f	2,450,000	2,459,849
6.700%, 03/04/2020 f	1,000,000	1,153,156
NYSE Euronext,
2.000%, 10/05/2017 @	800,000	801,240
Peachtree Corners Funding Trust,
3.976%, 02/15/2025 (Acquired 03/10/2015, Cost $6,000,000) *	6,000,000	5,956,674
PNC Bank, National Association,
2.950%, 01/30/2023	4,000,000	3,878,460
Principal Life Global Funding II,
2.200%, 04/08/2020 (Acquired 03/31/2015, Cost $1,997,360) *	2,000,000	1,982,398
Protective Life Corp.:
7.375%, 10/15/2019	2,050,000	2,371,426
2.700%, 11/25/2020 (Acquired 11/19/2015, Cost $2,997,360) *	3,000,000	2,998,293
Prudential Financial, Inc.,
7.375%, 06/15/2019	850,000	986,439
Regions Bank,
7.500%, 05/15/2018	2,475,000	2,750,072
Regions Financial Corp.,
2.000%, 05/15/2018	2,000,000	1,985,866
Santander Bank NA,
8.750%, 05/30/2018	4,415,000	4,982,968
Santander UK PLC,
5.000%, 11/07/2023 (Acquired 10/31/2013, Cost $996,810) * f	1,000,000	1,040,951
Skandinaviska Enskilda Banken AB,
2.450%, 05/27/2020 (Acquired 05/19/2015, Cost $8,486,910) * @ f	8,500,000	8,443,382
Societe Generale:
1.692%, 10/01/2018 f	2,000,000	2,016,080
2.625%, 10/01/2018 f	1,000,000	1,011,059
5.200%, 04/15/2021 (Acquired 01/28/2013, Cost $1,356,070) * f	1,250,000	1,402,784
5.000%, 01/17/2024 (Acquired 01/14/2014 through 02/18/2014, Cost $3,127,715) * f	3,150,000	3,210,807
Standard Chartered PLC,
0.955%, 04/17/2018 (Acquired 04/13/2015, Cost $8,500,000) * f	8,500,000	8,449,689
Sumitomo Mitsui Banking Corp.:
2.500%, 07/19/2018 f	3,000,000	3,039,540
2.250%, 07/11/2019 f	2,000,000	1,986,498
SunTrust Bank:
5.450%, 12/01/2017	500,000	532,641
7.250%, 03/15/2018	1,506,000	1,665,058
SunTrust Banks, Inc.,
3.600%, 04/15/2016	2,600,000	2,613,351
SUSA Partnership LP,
8.200%, 06/01/2017	2,800,000	3,029,284
Svenska Handelsbanken AB:
2.875%, 04/04/2017 f	1,500,000	1,525,791
2.500%, 01/25/2019 f	1,000,000	1,009,269
2.400%, 10/01/2020 f	5,000,000	4,962,860
Swedbank AB:
1.750%, 03/12/2018 (Acquired 03/05/2013, Cost $3,236,383) * f	3,250,000	3,231,511
2.375%, 02/27/2019 (Acquired 02/20/2014, Cost $2,595,606) * f	2,600,000	2,603,338
Symetra Financial Corp.,
6.125%, 04/01/2016 (Acquired 08/12/2011 through 12/02/2013, Cost $1,275,979) *	1,269,000	1,282,078
Synchrony Financial:
3.750%, 08/15/2021	5,000,000	4,994,530
4.250%, 08/15/2024	4,000,000	3,945,848
The Bank of Nova Scotia,
2.550%, 01/12/2017 f	150,000	151,992
The Bank of Tokyo-Mitsubishi UFJ Ltd.:
2.700%, 09/09/2018 (Acquired 09/03/2013, Cost $2,547,756) * f	2,550,000	2,577,451
2.150%, 09/14/2018 (Acquired 09/08/2015, Cost $999,710) * f	1,000,000	997,137
2.300%, 03/10/2019 (Acquired 03/04/2014, Cost $1,123,487) * f	1,125,000	1,120,187
2.300%, 03/05/2020 (Acquired 02/25/2015, Cost $2,998,020) * f	3,000,000	2,957,154
The Bear Stearns Companies LLC:
6.400%, 10/02/2017	1,450,000	1,561,544
7.250%, 02/01/2018	2,275,000	2,509,525
The Charles Schwab Corp.,
6.375%, 09/01/2017	325,000	349,911
The Goldman Sachs Group, Inc.:
6.150%, 04/01/2018	3,900,000	4,235,072
2.900%, 07/19/2018	1,000,000	1,019,546
7.500%, 02/15/2019	865,000	989,786
2.550%, 10/23/2019	2,000,000	1,999,218
3.500%, 01/23/2025	2,000,000	1,965,626
The Hartford Financial Services Group, Inc.:
5.500%, 10/15/2016	1,500,000	1,550,040
5.125%, 04/15/2022	500,000	549,107
The Huntington National Bank:
1.300%, 11/20/2016	4,850,000	4,846,765
2.875%, 08/20/2020	3,500,000	3,473,197
UBS AG,
2.950%, 09/24/2020 (Acquired 09/21/2015, Cost $6,214,355) * @ f	6,225,000	6,166,890
UnitedHealth Group, Inc.,
3.350%, 07/15/2022	1,575,000	1,610,976
Voya Financial, Inc.,
2.900%, 02/15/2018	2,000,000	2,021,620
WEA Finance LLC / Westfield UK & Europe Finance PLC,
3.250%, 10/05/2020 (Acquired 09/28/2015, Cost $7,474,275) *	7,500,000	7,528,703
Wells Fargo & Co.,
Series N, 2.150%, 01/30/2020	7,000,000	6,938,673
Wells Fargo Bank, National Association,
6.000%, 11/15/2017	1,479,000	1,595,140
Westpac Banking Corp.:
1.600%, 01/12/2018 f	1,250,000	1,247,573
4.875%, 11/19/2019 f	2,775,000	3,022,721
Willis Group Holdings PLC,
5.750%, 03/15/2021 f	3,250,000	3,591,624
		435,361,678	23.0%

Utility
Commonwealth Edison Co.,
Series 104, 5.950%, 08/15/2016	375,000	385,290
National Rural Utilities Cooperative Finance Corp.:
10.375%, 11/01/2018	3,619,000	4,415,151
2.000%, 01/27/2020	3,000,000	2,948,973
PPL Capital Funding, Inc.,
3.400%, 06/01/2023	2,475,000	2,466,922
PSEG Power LLC:
2.750%, 09/15/2016	75,000	75,608
5.320%, 09/15/2016	994,000	1,021,286
5.125%, 04/15/2020	220,000	236,321
Public Service Co. of New Mexico,
7.950%, 05/15/2018	3,220,000	3,603,354
RGS I&M Funding Corp.,
Series F*, 9.820%, 06/07/2022	423,831	432,279
Southern Power Co.,
1.850%, 12/01/2017	1,775,000	1,774,231
Talent Yield Investments Ltd.,
4.500%, 04/25/2022 (Acquired 04/18/2012, Cost $3,774,008) * f	3,800,000	3,935,755
West Penn Power Co.,
5.875%, 08/15/2016 (Acquired 10/25/2010, Cost $2,033,845) *	2,000,000	2,047,784
		23,342,954	1.2%
Industrials
21st Century Fox America, Inc.:
8.000%, 10/17/2016	5,575,000	5,864,878
3.700%, 10/15/2025 (Acquired 10/14/2015, Cost $2,818,248) *	2,825,000	2,817,997
Agrium, Inc.,
3.150%, 10/01/2022 f	1,306,000	1,249,389
Altera Corp.,
2.500%, 11/15/2018	2,000,000	2,016,330
America Movil, SAB de CV,
1.502%, 09/12/2016 f	3,200,000	3,199,958
Ameritech Capital Funding Corp.:
9.100%, 06/01/2016	275,154	282,288
6.450%, 01/15/2018	2,758,000	2,969,266
Anadarko Petroleum Corp.:
5.950%, 09/15/2016 @	2,270,000	2,332,554
6.375%, 09/15/2017	2,000,000	2,097,244
6.950%, 06/15/2019	1,000,000	1,092,343
Anglo American Capital PLC,
9.375%, 04/08/2019 (Acquired 07/11/2012, Cost $2,350,137) * f	2,000,000	1,800,000
Apple, Inc.,
2.400%, 05/03/2023	2,000,000	1,948,734
Boardwalk Pipelines LP,
5.200%, 06/01/2018	2,500,000	2,502,195
Boston Scientific Corp.,
4.125%, 10/01/2023	3,000,000	3,035,409
BP Capital Markets:
4.750%, 03/10/2019 f	2,500,000	2,673,290
2.521%, 01/15/2020 f	2,650,000	2,641,382
3.245%, 05/06/2022 f	1,000,000	987,537
British Telecommunications PLC,
5.950%, 01/15/2018 f	2,000,000	2,156,452
Bunge Limited Finance Corp.:
4.100%, 03/15/2016	2,742,000	2,756,075
3.200%, 06/15/2017	1,300,000	1,312,739
3.500%, 11/24/2020 @	2,500,000	2,486,082
Bunge NA Finance LP,
5.900%, 04/01/2017	575,000	599,477
Cardinal Health, Inc.,
1.950%, 06/15/2018	5,600,000	5,585,418
Charter Communications, Inc.,
4.464%, 07/23/2022 (Acquired 07/09/2015, Cost $7,150,000) *	7,150,000	7,125,046
Chevron Phillips Chemical Co. LLC,
2.450%, 05/01/2020 (Acquired 05/07/2015, Cost $4,123,680) *	4,125,000	4,074,238
Coca-Cola FEMSA, S.A.B. de C.V.,
2.375%, 11/26/2018 f	3,425,000	3,420,023
Comcast Cable Communications, LLC,
8.875%, 05/01/2017	550,000	603,048
Comcast Corp.,
2.850%, 01/15/2023	1,475,000	1,465,458
ConAgra Foods, Inc.:
0.687%, 07/21/2016	2,125,000	2,121,043
7.000%, 04/15/2019	1,583,000	1,779,523
Cox Communications, Inc.:
3.250%, 12/15/2022 (Acquired 11/26/2012, Cost $3,594,456) *	3,600,000	3,271,367
3.850%, 02/01/2025 (Acquired 12/01/2014, Cost $4,492,215) *	4,500,000	4,122,724
CVS Health Corp.:
2.250%, 08/12/2019	3,375,000	3,370,559
4.000%, 12/05/2023	4,425,000	4,598,544
D.R. Horton, Inc.,
6.500%, 04/15/2016	1,000,000	1,010,000
Daimler Finance North America LLC,
2.250%, 07/31/2019 (Acquired 07/25/2012, Cost $2,285,234) *	2,300,000	2,269,819
DCP Midstream LLC,
9.750%, 03/15/2019 (Acquired 10/15/2012, Cost $1,869,488) *	1,600,000	1,629,198
Deutsche Telekom International Finance BV:
2.250%, 03/06/2017 (Acquired 03/24/2015, Cost $1,415,583) * f	1,400,000	1,408,718
6.750%, 08/20/2018 f	2,850,000	3,177,086
6.000%, 07/08/2019 f	1,700,000	1,902,757
Devon Energy Corp.,
6.300%, 01/15/2019 @	910,000	937,573
Ecolab, Inc.,
1.450%, 12/08/2017	4,000,000	3,962,100
Energy Transfer Partners LP,
9.700%, 03/15/2019	2,457,000	2,705,963
Enterprise Products Operating LLC,
2.550%, 10/15/2019	3,000,000	2,876,139
ERAC USA Finance LLC,
2.350%, 10/15/2019 (Acquired 06/30/2014 through 01/08/2015, Cost $4,644,303) *	4,650,000	4,583,603
Express Scripts Holding Co.:
2.650%, 02/15/2017	2,313,000	2,335,716
7.250%, 06/15/2019	1,000,000	1,150,409
Federal Express Corp. 1998 Pass Through Trust,
Series 981B, 6.845%, 01/15/2019	1,715,917	1,838,582
Fidelity National Information Services, Inc.:
3.500%, 04/15/2023	4,400,000	4,201,164
3.875%, 06/05/2024	3,900,000	3,764,292
Fiserv, Inc.:
4.750%, 06/15/2021	1,728,000	1,845,369
3.500%, 10/01/2022	2,850,000	2,844,132
FMC Corp.,
4.100%, 02/01/2024 @	2,000,000	1,973,542
Ford Motor Credit Co. LLC:
2.500%, 01/15/2016	3,000,000	3,000,678
1.724%, 12/06/2017	3,300,000	3,249,170
5.750%, 02/01/2021	2,000,000	2,209,552
Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas, Inc.,
6.750%, 02/01/2022	1,649,000	1,014,135
Freeport-McMoRan, Inc.:
3.550%, 03/01/2022 @	2,000,000	1,160,000
3.875%, 03/15/2023	1,100,000	627,000
General Electric Capital Corp.:
6.000%, 08/07/2019	774,000	876,818
5.500%, 01/08/2020	731,000	819,869
5.550%, 05/04/2020	816,000	922,917
Glencore Funding LLC:
2.500%, 01/15/2019 (Acquired 05/22/2013 through 10/29/2013, Cost $4,330,615) * @	4,400,000	3,674,000
4.125%, 05/30/2023 (Acquired 04/03/2014, Cost $1,457,665) *	1,500,000	1,106,265
4.625%, 04/29/2024 (Acquired 10/08/2014, Cost $1,026,412) * @	1,000,000	724,200
Grupo Bimbo, SAB de CV,
3.875%, 06/27/2024 (Acquired 06/24/2014, Cost $2,987,700) * f	3,000,000	2,915,664
GTE Corp.,
8.750%, 11/01/2021	2,150,000	2,656,542
Hanson Ltd.,
6.125%, 08/15/2016 f	650,000	667,062
Hess Corp.,
8.125%, 02/15/2019	1,200,000	1,360,051
Historic TW, Inc.,
6.875%, 06/15/2018	392,000	435,398
Hutchison Whampoa International (09) Ltd.,
7.625%, 04/09/2019 (Acquired 10/16/2009 through 04/16/2014, Cost $5,973,598) * f	5,400,000	6,241,520
Hutchison Whampoa International (14) Ltd.,
1.625%, 10/31/2017 (Acquired 10/28/2014, Cost $1,995,400) * f	2,000,000	1,982,346
Hyundai Capital Services, Inc.,
3.500%, 09/13/2017 (Acquired 08/04/2014 through 09/30/2014, Cost $6,322,811) * f	6,150,000	6,264,138
Ingersoll-Rand Co.,
6.391%, 11/15/2027 f	1,195,000	1,365,805
Ingersoll-Rand Global Holding Co. Ltd.,
2.875%, 01/15/2019	5,000,000	5,050,120
Ingredion, Inc.,
1.800%, 09/25/2017	1,275,000	1,263,385
Johnson Controls, Inc.,
4.250%, 03/01/2021	2,000,000	2,055,834
Kinder Morgan Finance Co. LLC,
5.700%, 01/05/2016	2,500,000	2,500,000
Kraft Foods Group, Inc.,
3.500%, 06/06/2022 @	2,000,000	2,021,892
Laboratory Corporation of America Holdings,
4.625%, 11/15/2020	400,000	421,237
Lafarge SA,
6.500%, 07/15/2016 f	625,000	640,776
Martin Marietta Materials, Inc.,
6.600%, 04/15/2018	75,000	80,806
Masco Corp.,
6.125%, 10/03/2016	2,200,000	2,265,956
Mead Johnson Nutrition Co.,
3.000%, 11/15/2020 @	5,400,000	5,398,369
MeadWestvaco Corp.,
7.375%, 09/01/2019	2,033,000	2,316,760
Medco Health Solutions, Inc.,
7.125%, 03/15/2018	1,850,000	2,045,058
Merey Sweeny LP,
8.850%, 12/18/2019 (Acquired 06/11/2013, Cost $1,353,995) *	1,211,416	1,370,030
Midcontinent Express Pipeline LLC,
6.700%, 09/15/2019 (Acquired 09/30/2014, Cost $1,103,258) *	1,000,000	935,000
Murphy Oil Corp.,
3.700%, 12/01/2022	5,000,000	3,825,100
Nabors Industries, Inc.,
6.150%, 02/15/2018	825,000	837,113
Noble Energy, Inc.:
8.250%, 03/01/2019	1,000,000	1,118,395
4.150%, 12/15/2021	450,000	436,113
ONEOK Partners LP,
3.375%, 10/01/2022	6,000,000	4,866,744
Pearson Funding Two PLC,
4.000%, 05/17/2016 (Acquired 10/03/2014, Cost $5,254,968) * f	5,200,000	5,236,738
Pentair Finance SA:
2.900%, 09/15/2018 f	3,175,000	3,160,789
3.625%, 09/15/2020 f	5,500,000	5,494,577
Petrofac Ltd.,
3.400%, 10/10/2018 (Acquired 10/03/2013 through 09/19/2014, Cost $6,935,833) * f	6,880,000	6,534,734
Phillips 66 Partners LP,
3.605%, 02/15/2025	2,000,000	1,720,478
Pioneer Natural Resources Co.,
6.875%, 05/01/2018	1,225,000	1,301,384
POSCO,
5.250%, 04/14/2021 (Acquired 04/08/2011 through 09/22/2011, Cost $2,977,519) * @ f	3,000,000	3,286,887
R.R. Donnelley & Sons Co.:
8.600%, 08/15/2016	1,000,000	1,038,750
6.125%, 01/15/2017	43,000	44,075
7.625%, 06/15/2020 @	1,000,000	1,031,150
Rio Tinto Finance (USA) Ltd.:
9.000%, 05/01/2019 f	2,975,000	3,473,048
3.750%, 09/20/2021 f	500,000	486,016
Rockies Express Pipeline LLC,
5.625%, 04/15/2020 (Acquired 03/17/2010, Cost $999,110) *	1,000,000	920,000
Rockwell Automation, Inc.,
2.875%, 03/01/2025	3,000,000	2,925,729
SABMiller Holdings, Inc.,
1.019%, 08/01/2018 (Acquired 10/28/2014, Cost $3,993,506) *	3,980,000	3,948,562
Samarco Mineracao SA,
5.375%, 09/26/2024 (Acquired 09/23/2014, Cost $1,670,511) * f	1,675,000	552,750
Schlumberger Holdings Corp.,
2.350%, 12/21/2018 (Acquired 12/10/2015, Cost $4,499,460) *	4,500,000	4,470,791
Schneider Electric SE,
2.950%, 09/27/2022 (Acquired 09/20/2012, Cost $1,994,680) * f	2,000,000	1,980,214
Sprint Communications, Inc.,
6.000%, 12/01/2016	500,000	499,063
Sunoco, Inc.,
5.750%, 01/15/2017	1,275,000	1,281,568
Sysco Corp.:
2.600%, 10/01/2020	7,600,000	7,612,023
2.600%, 06/12/2022	150,000	145,696
TC PipeLines LP,
4.375%, 03/13/2025	2,500,000	2,195,655
Teck Resources Ltd.,
3.150%, 01/15/2017 f	1,000,000	900,000
Telefonica Emisiones SAU:
6.421%, 06/20/2016 f	3,450,000	3,529,284
6.221%, 07/03/2017 f	1,000,000	1,062,760
3.192%, 04/27/2018 f	1,000,000	1,019,402
Telstra Corp. Ltd.,
3.125%, 04/07/2025 (Acquired 03/30/2015, Cost $5,640,395) * f	5,650,000	5,422,429
Texas Eastern Transmission LP,
6.000%, 09/15/2017 (Acquired 11/07/2013 through 11/14/2014, Cost $2,212,524) *	2,073,000	2,186,113
The Dow Chemical Co.,
8.550%, 05/15/2019	2,800,000	3,300,217
The Mosaic Co.,
4.250%, 11/15/2023 @	8,606,000	8,523,598
Time Warner Cable, Inc.,
5.850%, 05/01/2017	1,000,000	1,046,125
Time Warner, Inc.:
4.700%, 01/15/2021	1,325,000	1,426,045
4.750%, 03/29/2021 @	2,000,000	2,149,782
3.600%, 07/15/2025	4,000,000	3,893,916
TransCanada PipeLines Ltd.:
1.875%, 01/12/2018 f	3,000,000	2,988,153
9.875%, 01/01/2021 f	150,000	191,774
TSMC Global Ltd.,
1.625%, 04/03/2018 (Acquired 03/27/2013, Cost $3,297,789) * f	3,300,000	3,234,413
Tyco Electronics Group SA,
6.550%, 10/01/2017 f	1,245,000	1,341,717
United AirLines, Inc. Pass Through Trust,
Series 91A2, 10.020%, 03/22/2024 ** § †	60,940	17,673
Vale Overseas Ltd.:
6.250%, 01/23/2017 @ f	1,650,000	1,646,865
4.375%, 01/11/2022 @ f	2,425,000	1,835,310
Valero Energy Corp.,
9.375%, 03/15/2019	5,898,000	6,968,074
Verizon Communications, Inc.:
5.150%, 09/15/2023	6,100,000	6,705,889
4.150%, 03/15/2024	2,000,000	2,055,324
Viacom, Inc.,
6.250%, 04/30/2016	199,000	202,068
Visa, Inc.,
3.150%, 12/14/2025	4,700,000	4,705,809
Vulcan Materials Co.,
7.000%, 06/15/2018	2,000,000	2,220,000
Wabtec Corp.,
4.375%, 08/15/2023	3,000,000	3,071,598
Walgreen Co.,
5.250%, 01/15/2019	605,000	646,539
Waste Management, Inc.,
3.125%, 03/01/2025 @	1,975,000	1,922,113
Wesfarmers Ltd.,
1.874%, 03/20/2018 (Acquired 03/13/2013, Cost $3,900,000) * f	3,900,000	3,871,136
Williams Partners LP:
5.250%, 03/15/2020	1,000,000	928,749
4.125%, 11/15/2020 @	1,475,000	1,316,853
4.300%, 03/04/2024	2,500,000	1,981,103
Zoetis, Inc.,
4.500%, 11/13/2025	2,000,000	2,026,906
		363,175,004	19.2%
Total Corporate Bonds		821,879,636	43.4%

Other Government Related Securities
CDP Financial, Inc.,
4.400%, 11/25/2019 (Acquired 11/20/2009, Cost $997,520) * f	1,000,000	1,080,640
Centrais Eletricas Brasileiras SA,
5.750%, 10/27/2021 (Acquired 10/20/2011 through 10/25/2011, Cost $1,151,601) * f	1,150,000	905,625
CNOOC Finance 2013 Ltd.,
3.000%, 05/09/2023 f	2,000,000	1,871,934
CNOOC Nexen Finance (2014) ULC,
4.250%, 04/30/2024 f	5,150,000	5,190,809
Corp Andina de Fomento,
4.375%, 06/15/2022 f	680,000	723,928
Electricite de France SA,
2.350%, 10/13/2020 (Acquired 10/07/2015, Cost $8,800,006) * f	8,875,000	8,736,994
Export-Import Bank of Korea,
2.250%, 01/21/2020 f	3,200,000	3,150,883
KFW,
4.875%, 06/17/2019 f	3,250,000	3,599,287
Korea Electric Power Corp.,
6.750%, 08/01/2027 f	300,000	373,437
Korea Gas Corp.,
2.875%, 07/29/2018 (Acquired 07/22/2013, Cost $994,790) * f	1,000,000	1,014,272
Mexico Government International Bond,
5.125%, 01/15/2020 f	2,650,000	2,888,500
North Carolina Housing Finance Agency,
3.000%, 01/01/2033 (Callable 01/01/2025)	5,000,000	5,056,850
Petrobras Global Finance BV,
2.886%, 03/17/2017 f	1,700,000	1,557,625
Petrobras International Finance Co. SA,
3.875%, 01/27/2016 f	4,175,000	4,158,300
Petroleos Mexicanos:
3.125%, 01/23/2019 f	2,000,000	1,934,780
5.500%, 01/21/2021 f	2,000,000	2,017,400
Sinopec Group Overseas Development [2015] Ltd.,
2.500%, 04/28/2020 (Acquired 04/21/2015, Cost $2,987,280) * f	3,000,000	2,951,253
The Korea Development Bank,
3.875%, 05/04/2017 f	2,150,000	2,205,233
		49,417,750	2.6%
Taxable Municipal Bonds
Alaska Municipal Bond Bank Authority:
4.309%, 08/01/2018	1,000,000	1,059,030
4.459%, 08/01/2019	1,340,000	1,442,778
California Qualified School Bond Joint Powers Authority,
5.955%, 03/01/2019	3,375,000	3,685,297
California School Finance Authority,
4.426%, 07/01/2020	2,500,000	2,694,025
Central Valley Support Joint Powers Agency,
5.326%, 09/01/2022	2,000,000	2,191,840
City of Berwyn IL,
5.790%, 12/01/2022	5,095,000	5,575,000
City of Bristol VA,
3.668%, 10/01/2022 (Callable 10/01/2020)	7,500,000	7,551,300
County of Contra Costa CA,
5.140%, 06/01/2017	2,500,000	2,585,375
Dallas Independent School District,
4.950%, 02/15/2022 (Callable 02/15/2021)	1,965,000	2,177,574
Davie Florida Water & Sewer Revenue,
6.062%, 10/01/2025 (Callable 10/01/2020)	1,000,000	1,140,550
Government Development Bank for Puerto Rico,
4.704%, 05/01/2016	3,525,000	1,304,391
Iowa Tobacco Settlement Authority,
6.500%, 06/01/2023 (Callable 02/01/2016)	880,000	884,118
New Hampshire Housing Finance Authority,
2.600%, 01/01/2020	1,720,000	1,710,970
New Jersey Economic Development Authority,
1.802%, 06/15/2017	5,000,000	4,974,900
North Carolina Housing Finance Agency,
4.000%, 01/01/2030 (Callable 07/01/2021)	350,000	362,485
North East Independent School District/TX,
5.240%, 08/01/2027	2,100,000	2,378,796
		41,718,429	2.2%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Fannie Mae REMIC Trust,
Series 2004-W6, Class 1A6, 5.500%, 07/25/2034	239,115	241,423
Federal Gold Loan Mortgage Corp. (FGLMC):
6.000%, 06/01/2021	96,451	103,773
6.000%, 07/01/2028	7,413	8,462
Federal Home Loan Mortgage Corp. (FHLMC):
1.375%, 05/01/2020 @	10,000,000	9,845,710
Series 74, Class F, 6.000%, 10/15/2020	1,028	1,077
2.375%, 01/13/2022	300,000	304,168
Series 1395, Class G, 6.000%, 10/15/2022	8,967	9,733
Federal National Mortgage Association (FNMA):
Series 1989-2, Class D, 8.800%, 01/25/2019	3,598	3,834
Series 1990-108, Class G, 7.000%, 09/25/2020	4,086	4,399
Series G-29, Class O, 8.500%, 09/25/2021	507	570
Series 1991-137, Class H, 7.000%, 10/25/2021	27,193	29,719
Series 1993-32, Class H, 6.000%, 03/25/2023	16,748	18,024
Government National Mortgage Association (GNMA),
Series 1999-4, Class ZB, 6.000%, 02/20/2029	97,545	108,802
		10,679,694	0.6%
Non-U.S. Government Agency Issues
Alternative Loan Trust:
Series 2005-50CB, Class 4A1, 5.000%, 11/25/2020 §	255,239	256,303
Series 2005-85CB, Class 3A1, 5.250%, 02/25/2021 (Acquired 09/26/2007 through 01/28/2009, Cost $229,605) * §	231,853	226,824
Series 2006-7CB, Class 3A1, 5.250%, 05/25/2021	422,376	412,377
Series 2005-11CB, Class 2A1, 5.500%, 06/25/2035	65,738	65,818
Banc of America Alternative Loan Trust:
Series 2003-11, Class 4A1, 4.750%, 01/25/2019	59,050	59,434
Series 2004-2, Class 5A1, 5.500%, 03/25/2019	189,689	192,752
Series 2004-11, Class 4A1, 5.500%, 12/25/2019	293,580	300,480
Series 2005-6, Class 7A1, 5.500%, 07/25/2020 §	13,341	13,020
Series 2006-2, Class 7A1, 6.000%, 03/25/2021 §	224,148	222,155
Series 2006-4, Class 3CB4, 6.000%, 05/25/2046 §	399,946	333,444
Banc of America Funding Trust,
Series 2004-2, Class 1CB1, 5.750%, 09/20/2034	4,196,326	4,518,337
Bear Stearns ARM Trust,
Series 2004-5, Class 2A, 3.140%, 07/25/2034	2,451,688	2,453,477
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2005-3, Class 3A27, 5.500%, 07/25/2035	1,079	1,078
J.P. Morgan Alternative Loan Trust:
Series 2005-S1, Class 3A1, 5.500%, 10/25/2020 §	467,241	463,994
Series 2006-A1, Class 2A1, 2.595%, 03/25/2036 §	539,307	451,033
Lehman Mortgage Trust,
Series 2006-4, Class 3A1, 5.000%, 08/25/2021 §	96,623	93,105
MASTR Alternative Loan Trust:
Series 2004-1, Class 1A1, 5.000%, 01/25/2019	250,672	253,658
Series 2004-3, Class 1A1, 5.000%, 03/25/2019	63,536	64,675
Series 2005-3, Class 4A1, 5.500%, 03/25/2020	65,337	67,258
MortgageIT Trust,
Series 2005-3, Class A1, 0.722%, 08/25/2035	10,128,796	9,375,861
RALI Series Trust,
Series 2004-QS6, Class A1, 5.000%, 05/25/2019	24,353	24,618
Salomon Brothers Mortgage Securities VII, Inc.,
Series 2003-UP2, Class A2, 7.000%, 06/25/2033	75,258	77,155
Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
Series 2004-22, Class A2, 5.027%, 01/25/2035	5,383,662	5,539,908
Thornburg Mortgage Securities Trust,
Series 2003-5, Class 3A, 2.363%, 10/25/2043	7,323,608	7,372,475
WaMu Mortgage Pass-Through Certificates:
Series 2004-CB1, Class 5A, 5.000%, 06/25/2019	330,356	336,994
Series 2004-CB3, Class 3A, 5.500%, 10/25/2019	498,519	513,474
Series 2004-CB3, Class 4A, 6.000%, 10/25/2019	191,439	199,029
Series 2004-CB4, Class 21A, 5.500%, 12/25/2019	183,712	188,740
Series 2004-CB4, Class 22A, 6.000%, 12/25/2019	124,954	129,180
Series 2004-AR3, Class A1, 2.460%, 06/25/2034	5,243,775	5,299,852
Series 2004-CB2, Class 3A, 6.000%, 08/25/2034	4,129,687	4,407,327
Wells Fargo Mortgage Backed Securities,
Series 2005-AR10, Class 2A17, 2.738%, 06/25/2035	7,985,622	8,121,288
		52,035,123	2.7%
Asset Backed Securities
Amresco Residential Securities Mortgage Loan Trust,
Series 1998-1, Class A6, 6.510%, 08/25/2027	10,221	10,924
Argent Securities Inc Asset-Backed Pass-Through Certificates,
Series 2005-W3, Class A2D, 0.762%, 11/25/2035	2,237,518	2,170,721
Capital Auto Receivables Asset Trust:
Series 2014-2, Class A2, 0.910%, 04/20/2017	3,042,456	3,040,592
Series 2015-2, Class A2, 1.390%, 09/20/2018	10,125,000	10,081,162
Series 2015-3, Class A2, 1.720%, 01/22/2019	6,875,000	6,860,904
Cityscape Home Equity Loan Trust,
Series 1997-C, Class A4, 7.000%, 07/25/2028 §	3,921	3,552
Conseco Financial Corp.:
Series 1993-4, Class A5, 7.050%, 01/15/2019	3,413	3,482
Series 1998-2, Class A5, 6.240%, 12/01/2028	255,158	261,889
Series 1998-3, Class A5, 6.220%, 03/01/2030	404,875	422,363
Series 1998-4, Class A5, 6.180%, 04/01/2030	163,008	173,475
Countrywide Asset-Backed Certificates:
Series 2004-12, Class AF6, 4.634%, 03/25/2035	16,407	16,832
Series 2005-1, Class AF6, 5.030%, 07/25/2035	788,514	801,619
Series 2006-13, Class 1AF3, 4.687%, 01/25/2037 §	173,672	235,807
Series 2006-9, Class 1AF3, 4.896%, 10/25/2046 §	1,012,849	918,354
Dell Equipment Finance Trust,
Series 2015-1, Class A2, 1.010%, 07/24/2017 (Acquired 04/15/2015, Cost $17,999,352) *	18,000,000	17,965,933
Delta Funding Home Equity Loan Trust:
Series 1997-2, Class A6, 7.040%, 06/25/2027	2,568	2,577
Series 1999-2, Class A7F, 7.030%, 08/15/2030	362,712	383,933
First Franklin Mortgage Loan Trust,
Series 2004-FF7, Class A1, 1.062%, 09/25/2034	2,345,703	2,343,455
Ford Credit Auto Owner Trust:
Series 2014-1, Class A, 2.260%, 11/15/2025 (Acquired 10/07/2014 through 10/09/2014, Cost $10,902,702) *	10,859,000	10,946,596
Series 2014-2, Class A, 2.310%, 04/15/2026 (Acquired 10/07/2014, Cost $11,745,689) *	11,750,000	11,730,709
Home Equity Asset Trust,
Series 2006-8, Class 2A2, 0.532%, 03/25/2037	9,915,279	9,836,640
IMC Home Equity Loan Trust,
Series 1998-1, Class A6, 7.020%, 06/20/2029	3,480	3,479
J.P. Morgan Mortgage Acquisition Trust,
Series 2006-CH1, Class A1, 0.552%, 07/25/2036	3,909,756	3,761,685
Kubota Credit Owner Trust,
Series 2015-1A, Class A3, 1.540%, 03/15/2019 (Acquired 01/22/2015, Cost $10,048,597) *	10,050,000	9,985,726
New Century Home Equity Loan Trust,
Series 2005-B, Class A2C, 0.702%, 10/25/2035	349,932	349,528
Nomura Holdings, Inc.,
Series 2006-HE2, Class A3, 0.592%, 03/25/2036	6,290,227	6,088,419
Oakwood Mortgage Investors, Inc.,
Series 1999-B, Class A3, 6.450%, 11/15/2017	76,747	81,486
OneMain Financial Issuance Trust,
Series 2014-2A, Class A, 2.470%, 09/18/2024 (Acquired 07/30/2015 through 07/31/2015, Cost $4,258,533) *	4,250,000	4,241,627
RAAC Series Trust,
Series 2004-SP1, Class AI4, 5.285%, 08/25/2027	5,117	5,198
RAMP Series Trust:
Series 2005-RS1, Class AI6, 4.713%, 01/25/2035	58,912	59,552
Series 2006-NC1, Class A2, 0.612%, 01/25/2036	678,868	677,574
Saxon Asset Securities Trust,
Series 2005-4, Class A1B, 0.802%, 11/25/2037	4,205,803	4,085,804
Securitized Asset Backed Receivables LLC Trust,
Series 2005-OP2, Class A1, 0.747%, 10/25/2035 (Acquired 03/13/2014, Cost $5,396,515) *	5,463,097	5,403,742
Soundview Home Loan Trust,
Series 2003-2, Class A2, 1.722%, 11/25/2033	3,062,490	3,025,907
Specialty Underwriting & Residential Finance Trust:
Series 2004-BC4, Class A1A, 1.092%, 10/25/2035	3,120,851	3,040,810
Series 2006-BC1, Class A2D, 0.722%, 12/25/2036	7,617,879	7,395,540
Springleaf Funding Trust,
Series 2014-AA, Class A, 2.410%, 12/15/2022 (Acquired 10/26/2015, Cost $10,646,307) *	10,640,000	10,609,777
Structured Asset Investment Loan Trust,
Series 2004-9, Class A5, 1.422%, 10/25/2034	6,087,146	6,049,579
Synchrony Credit Card Master Note Trust:
Series 2014-1, Class A, 1.610%, 11/15/2020	5,325,000	5,307,986
Series 2012-2, Class A, 2.220%, 01/15/2022	8,250,000	8,272,105
TCF Auto Receivables Owner Trust,
Series 2014-1A, Class A4, 1.560%, 01/15/2020 (Acquired 05/29/2015 through 06/12/2015, Cost $15,609,612) *	15,575,000	15,492,144
Wells Fargo Home Equity Asset-Backed Securities,
Series 2004-2, Class A33, 1.422%, 10/25/2034	3,473,159	3,370,297
		175,519,484	9.3%
Commercial Mortgage-Backed Securities
DBUBS Mortgage Trust,
Series 2011-LC3A, Class A2, 3.642%, 08/10/2044	7,206,397	7,233,986
FHLMC Multifamily Structured Pass Through Certificates:
Series K702, Class A2, 3.154%, 02/25/2018	302,012	311,204
Series K704, Class A2, 2.412%, 08/25/2018	300,000	305,151
Series K705, Class A2, 2.303%, 09/25/2018	3,000,000	3,043,400
Series K708, Class A2, 2.130%, 01/25/2019	8,300,000	8,369,946
Series K003, Class A4, 5.053%, 01/25/2019	9,000,000	9,796,344
Series K004, Class A2, 4.186%, 08/25/2019	5,875,000	6,305,216
Series K005, Class A2, 4.317%, 11/25/2019	4,975,000	5,389,104
Series K006, Class A2, 4.251%, 01/25/2020	2,643,000	2,846,308
Series KF02, Class A3, 1.052%, 07/25/2020	2,669,823	2,681,759
J.P. Morgan Chase Commercial Mortgage Securities Corp.,
Series 2011-C5, Class A3, 4.171%, 08/15/2046	5,000,000	5,324,466
J.P. Morgan Chase Commercial Mortgage Securities Trust,
Series 2012-C8, Class ASB, 2.379%, 10/15/2045	8,004,000	7,923,070
NCUA Guaranteed Notes Trust,
Series 2010-C1, Class A2, 2.900%, 10/29/2020	1,211,727	1,208,770
Wells Fargo Commercial Mortgage Trust:
Series 2014-LC18, Class ASB, 3.244%, 12/15/2047	16,400,000	16,493,967
Series 2015-P2, Class ASB, 3.656%, 12/15/2048	10,400,000	10,671,350
WFRBS Commercial Mortgage Trust:
Series 2012-C6, Class A4, 3.440%, 04/15/2045	8,000,000	8,216,164
Series 2014-C21, Class A2, 2.917%, 08/15/2047	2,435,234	2,480,247
Series 2014-C24, Class ASB, 3.324%, 11/15/2047	8,275,000	8,376,581
		106,977,033	5.7%
Total Long-Term Investments (Cost $1,861,573,154)		1,852,936,150	98.0%

	Shares
SHORT-TERM INVESTMENTS
Money Market Mutual Funds
Dreyfus Cash Advantage Fund, 0.26% «	18,669,841	18,669,841
Short-Term Investments Trust - Liquid Assets Portfolio, 0.29% «	37,000,000	37,000,000
Total Short-Term Investments (Cost $55,669,841)		55,669,841	3.0%

INVESTMENT PURCHASED WITH CASH PROCEEDS FROM
SECURITIES LENDING
Investment Company
Mount Vernon Securities Lending Trust Prime Portfolio, 0.49% «	47,247,814	47,247,814
Total Investment Company (Cost $47,247,814)		47,247,814	2.5%

Total Investment Purchased With Cash Proceeds From
Securities Lending (Cost $47,247,814)		47,247,814	2.5%
Total Investments (Cost $1,964,490,809)		1,955,853,805	103.5%
Liabilities in Excess of Other Assets		(65,526,038)	(3.5)%
TOTAL NET ASSETS		$ 1,890,327,767	100.0%

Notes to Schedule of Investments
*
Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid.  Purchased in a private placement transaction; resale to the public may require registration or or may extend only to qualified institutional buyers.  At December 31, 2015, the value of these securities total $379,992,050, which represents 20.10% of total net assets.

**	Illiquid Security
@	This security or portion of this security is out on loan at December 31, 2015.
f	Foreign Security
§	Security in Default
†	Priced at Fair Value by the Valuation Committee as delegated by the Baird Funds' Board of Directors.
«	7-Day Yield

Baird Aggregate Bond Fund
Schedule of Investments
December 31, 2015

	Principal		% of
	Amount	Value	Net Assets
LONG-TERM INVESTMENTS
U.S. Treasury Securities
U.S. Treasury Bonds:
2.625%, 08/15/2020	$ 317,175,000	$ 329,477,901
1.750%, 03/31/2022	102,475,000	100,897,807
2.500%, 05/15/2024	186,475,000	190,546,868
5.250%, 11/15/2028 @	77,676,500	101,486,134
3.500%, 02/15/2039 @	484,080,900	535,438,979
2.500%, 02/15/2045	18,875,000	16,940,313
		1,274,788,002	18.9%
Corporate Bonds
Finance
ABN AMRO Bank NV:
2.500%, 10/30/2018 (Acquired 10/23/2013 through 01/13/2014, Cost $11,025,515) * f	11,033,000	11,103,247
2.450%, 06/04/2020 (Acquired 05/28/2015, Cost $8,980,200) * f	9,000,000	8,922,708
ACE INA Holdings, Inc.,
2.875%, 11/03/2022 @	8,750,000	8,683,605
AIA Group Ltd.,
3.200%, 03/11/2025 (Acquired 03/04/2015, Cost $5,992,380) * f	6,000,000	5,791,332
Ally Financial, Inc.,
8.000%, 12/31/2018	360,000	394,200
American International Group, Inc.:
6.400%, 12/15/2020	830,000	957,517
4.875%, 06/01/2022	4,903,000	5,294,946
4.125%, 02/15/2024	893,000	917,031
3.875%, 01/15/2035	4,875,000	4,299,906
8.175%, 05/15/2058	893,000	1,174,295
Ameriprise Financial, Inc.,
7.300%, 06/28/2019	1,785,000	2,061,986
AmSouth Bancorporation,
6.750%, 11/01/2025	223,000	253,109
ANZ New Zealand (Int'l) Ltd.:
1.750%, 03/29/2018 (Acquired 03/24/2015 through 06/15/2015, Cost $2,434,251) * f	2,435,000	2,418,403
2.850%, 08/06/2020 (Acquired 07/30/2015, Cost $15,337,260) * @ f	15,350,000	15,478,925
Aon PLC,
4.000%, 11/27/2023 f	6,150,000	6,301,807
Australia & New Zealand Banking Group Ltd./New York NY,
0.762%, 11/16/2025 f	6,500,000	6,668,032
Australia and New Zealand Banking Group Ltd.,
4.500%, 03/19/2024 (Acquired 03/12/2014, Cost $5,991,840) * f	6,000,000	6,021,312
BAC Capital Trust VI,
5.625%, 03/08/2035 ^	357,000	385,193
Bank of America Corp.:
6.400%, 08/28/2017	893,000	956,580
6.875%, 04/25/2018	3,162,000	3,488,498
2.625%, 10/19/2020 @	5,000,000	4,937,105
4.125%, 01/22/2024	15,000,000	15,492,750
7.750%, 05/14/2038	1,138,000	1,544,018
Bank of Montreal,
1.800%, 07/31/2018 @ f	3,600,000	3,592,044
BanPonce Trust I,
Series A, 8.327%, 02/01/2027	1,941,000	1,835,575
Barclays Bank PLC:
6.050%, 12/04/2017 (Acquired 05/27/2015, Cost $10,725,956) * f	10,000,000	10,666,660
2.500%, 02/20/2019 f	2,000,000	2,004,528
6.750%, 05/22/2019 f	3,570,000	4,058,636
3.750%, 05/15/2024 f	1,450,000	1,477,946
Barclays PLC,
3.650%, 03/16/2025 f	8,100,000	7,784,303
BB&T Corp.,
2.625%, 06/29/2020	5,000,000	5,029,070
BNP Paribas SA:
2.375%, 05/21/2020 f	10,000,000	9,898,860
3.250%, 03/03/2023 f	3,570,000	3,565,398
BNZ International Funding Ltd.,
2.350%, 03/04/2019 (Acquired 09/03/2014 through 04/17/2015, Cost $7,341,342) * f	7,300,000	7,257,156
BPCE:
1.191%, 02/10/2017 f	2,544,000	2,548,549
2.500%, 07/15/2019 @ f	7,925,000	7,951,572
5.700%, 10/22/2023 (Acquired 10/15/2013 through 09/30/2014, Cost $8,213,568) * f	8,055,000	8,457,307
4.000%, 04/15/2024 @ f	2,500,000	2,568,507
4.625%, 07/11/2024 (Acquired 04/24/2015, Cost $5,747,905) * f	5,625,000	5,472,439
Caisse Centrale Desjardins:
1.550%, 09/12/2017 (Acquired 07/07/2015, Cost $4,005,656) * f	4,000,000	3,973,904
0.989%, 01/29/2018 (Acquired 01/26/2015, Cost $19,000,000) * f	19,000,000	18,962,855
Capital One Bank (USA) National Association,
3.375%, 02/15/2023	8,150,000	7,975,403
Capital One NA:
1.014%, 02/05/2018	3,625,000	3,601,731
2.400%, 09/05/2019 @	12,000,000	11,872,680
Citigroup, Inc.:
1.850%, 11/24/2017	6,100,000	6,090,996
1.700%, 04/27/2018	13,000,000	12,871,131
2.050%, 12/07/2018	11,000,000	10,941,887
3.750%, 06/16/2024	1,000,000	1,017,954
Citizens Bank, National Association:
2.300%, 12/03/2018	4,000,000	3,995,276
2.450%, 12/04/2019	19,300,000	18,986,587
CNA Financial Corp.:
6.500%, 08/15/2016	11,069,000	11,397,295
5.750%, 08/15/2021	7,199,000	8,057,402
7.250%, 11/15/2023	4,000,000	4,727,704
Comerica Bank,
2.500%, 06/02/2020 @	29,000,000	28,845,053
Compass Bank:
2.750%, 09/29/2019	16,216,000	16,053,775
3.875%, 04/10/2025	13,000,000	11,915,410
Countrywide Financial Corp.,
6.250%, 05/15/2016 @	4,757,000	4,837,184
Credit Agricole SA:
1.462%, 10/03/2016 (Acquired 09/26/2013, Cost $1,500,000) * f	1,500,000	1,504,538
6.637%, 05/31/2017 (Acquired 05/23/2007, Cost $893,000) * f	893,000	904,755
Credit Suisse:
1.700%, 04/27/2018 f	6,000,000	5,956,920
5.300%, 08/13/2019 f	1,406,000	1,552,617
5.400%, 01/14/2020 f	5,000,000	5,474,565
3.000%, 10/29/2021 @ f	7,000,000	6,972,147
3.625%, 09/09/2024 f	4,325,000	4,359,012
Credit Suisse Group Funding Guernsey Ltd.:
2.750%, 03/26/2020 (Acquired 03/23/2015, Cost $4,547,679) * f	4,550,000	4,506,871
3.800%, 09/15/2022 (Acquired 09/10/2015, Cost $2,994,870) * f	3,000,000	2,997,633
Deutsche Bank AG:
0.969%, 02/13/2017 f	9,000,000	8,943,507
2.950%, 08/20/2020 @ f	4,500,000	4,506,651
Deutsche Bank Aktiengesellschaft,
3.700%, 05/30/2024 @ f	10,000,000	9,959,800
Discover Bank of Greenwood DE,
2.600%, 11/13/2018	4,875,000	4,871,105
Discover Financial Services,
3.950%, 11/06/2024	5,000,000	4,928,790
Fifth Third Bancorp,
2.875%, 07/27/2020	6,000,000	5,993,340
First Horizon National Corp.,
3.500%, 12/15/2020	16,949,000	16,801,815
First Tennessee Bank National Association:
5.650%, 04/01/2016	2,763,000	2,783,833
2.950%, 12/01/2019	5,612,000	5,569,310
FMR LLC,
4.950%, 02/01/2033 (Acquired 01/29/2013, Cost $1,747,795) *	1,750,000	1,826,780
GE Capital International Funding Co.,
2.342%, 11/15/2020 (Acquired 01/04/2012 through 01/06/2015, Cost $11,771,716) * f	12,638,000	12,532,599
Genworth Holdings, Inc.,
4.900%, 08/15/2023	1,339,000	890,435
Goldman Sachs Capital I,
6.345%, 02/15/2034	1,053,000	1,231,890
Great-West Life & Annuity Insurance Capital LP II,
7.153%, 05/16/2046 (Acquired 05/16/2006 through 11/08/2007, Cost $2,482,656) *	2,499,000	2,523,990
Highmark, Inc.,
4.750%, 05/15/2021 (Acquired 05/03/2011 through 07/30/2014, Cost $4,378,060) *	4,378,000	4,446,529
HSBC Bank PLC,
1.002%, 05/15/2018 (Acquired 12/17/2014, Cost $4,966,642) * f	4,950,000	4,930,972
HSBC Finance Corp.:
0.844%, 06/01/2016	5,000,000	4,991,060
6.676%, 01/15/2021	8,925,000	10,243,008
HSBC Holdings PLC,
6.500%, 09/15/2037 f	1,874,000	2,248,270
HSBC USA, Inc.:
2.350%, 03/05/2020	3,000,000	2,965,125
5.000%, 09/27/2020	3,716,000	4,052,317
9.125%, 05/15/2021	625,000	789,100
Humana, Inc.,
7.200%, 06/15/2018	1,870,000	2,092,377
ING Bank NV:
3.750%, 03/07/2017 (Acquired 03/28/2012, Cost $1,903,782) * f	1,919,000	1,966,004
2.050%, 08/17/2018 (Acquired 08/10/2015, Cost $7,270,562) * f	7,275,000	7,268,212
2.000%, 11/26/2018 (Acquired 11/17/2015, Cost $5,984,160) * f	6,000,000	5,975,334
2.500%, 10/01/2019 (Acquired 09/23/2014, Cost $3,481,100) * f	3,500,000	3,506,888
2.450%, 03/16/2020 (Acquired 03/10/2015 through 04/29/2015, Cost $9,210,523) * f	9,225,000	9,196,384
5.800%, 09/25/2023 (Acquired 01/14/2014 through 04/07/2014, Cost $2,573,136) * f	2,450,000	2,661,852
Invesco Finance PLC:
3.125%, 11/30/2022 f	5,902,000	5,818,445
3.750%, 01/15/2026 @ f	4,900,000	4,934,761
J.P. Morgan Chase & Co.:
2.200%, 10/22/2019	3,675,000	3,645,236
4.250%, 10/15/2020	886,000	939,908
3.125%, 01/23/2025	14,000,000	13,619,214
5.600%, 07/15/2041	4,106,000	4,739,437
J.P. Morgan Chase Bank, National Association,
6.000%, 10/01/2017	500,000	534,580
Jefferies Group LLC:
6.875%, 04/15/2021	3,570,000	3,993,688
6.250%, 01/15/2036	1,390,000	1,284,030
John Hancock Life Insurance Co.,
7.375%, 02/15/2024 (Acquired 08/26/2010, Cost $6,640,057) *	6,069,000	7,204,546
Keybank National Association,
0.934%, 06/01/2018	10,600,000	10,574,581
KeyBank National Association,
2.250%, 03/16/2020 @	5,000,000	4,944,065
Kookmin Bank,
1.625%, 07/14/2017 (Acquired 07/07/2014, Cost $3,988,720) * f	4,000,000	3,980,028
LeasePlan Corp. NV:
3.000%, 10/23/2017 (Acquired 12/03/2013 through 04/29/2015, Cost $962,657) * f	950,000	952,873
2.500%, 05/16/2018 (Acquired 08/02/2013 through 04/27/2015, Cost $18,626,235) * f	18,658,000	18,375,760
2.875%, 01/22/2019 (Acquired 10/14/2015, Cost $10,993,180) * f	11,000,000	10,858,375
Liberty Mutual Group, Inc.:
4.250%, 06/15/2023 (Acquired 06/13/2013, Cost $2,660,995) *	2,678,000	2,721,030
10.750%, 06/15/2058 (Acquired 05/21/2008, Cost $2,182,029) *	2,231,000	3,324,190
Liberty Mutual Insurance Co.,
7.697%, 10/15/2097 (Acquired 03/26/2003, Cost $297,702) *	465,000	573,952
Lincoln National Corp.:
8.750%, 07/01/2019	5,218,000	6,266,896
6.050%, 04/20/2067	1,004,000	783,120
Lloyds Bank PLC:
1.750%, 05/14/2018 f	7,775,000	7,758,214
5.800%, 01/13/2020 (Acquired 02/10/2010, Cost $1,407,610) * f	1,428,000	1,601,163
2.400%, 03/17/2020 f	20,000,000	19,867,080
Macquarie Bank Ltd.:
1.600%, 10/27/2017 (Acquired 10/22/2014, Cost $4,996,950) * f	5,000,000	4,963,530
2.400%, 01/21/2020 (Acquired 01/14/2015, Cost $4,989,000) * @ f	5,000,000	4,953,270
Macquarie Group Ltd.:
3.000%, 12/03/2018 (Acquired 11/25/2013, Cost $8,490,900) * f	8,525,000	8,603,634
7.625%, 08/13/2019 (Acquired 02/12/2014 through 05/18/2015, Cost $4,572,275) * f	3,944,000	4,516,606
Manufacturers & Traders Trust Co.,
2.100%, 02/06/2020	10,850,000	10,656,013
Marsh & McLennan Cos., Inc.,
2.300%, 04/01/2017	2,231,000	2,248,609
Massachusetts Mutual Life Insurance Co.:
8.875%, 06/01/2039 (Acquired 05/27/2009 through 07/24/2015, Cost $24,807,058) *	16,675,000	24,213,768
4.500%, 04/15/2065 (Acquired 04/08/2015, Cost $2,945,520) *	3,000,000	2,683,074
MBIA Insurance Corp.,
11.581%, 01/15/2033 (Acquired 01/11/2008, Cost $714,000) * §	714,000	133,875
MetLife, Inc.:
7.717%, 02/15/2019	982,000	1,140,898
6.500%, 12/15/2032	466,000	572,203
4.050%, 03/01/2045	10,000,000	9,279,910
4.600%, 05/13/2046	5,750,000	5,788,031
Metropolitan Life Global Funding I,
3.000%, 01/10/2023 (Acquired 04/27/2015, Cost $2,043,517) *	2,004,000	1,993,888
Mizuho Bank Ltd.:
1.850%, 03/21/2018 (Acquired 03/14/2013 through 04/29/2015, Cost $3,345,389) * f	3,349,000	3,330,986
2.450%, 04/16/2019 (Acquired 04/09/2014, Cost $2,096,262) * f	2,100,000	2,100,934
Morgan Stanley:
7.300%, 05/13/2019	15,110,000	17,356,993
2.375%, 07/23/2019	1,000,000	996,649
5.625%, 09/23/2019	1,941,000	2,142,086
2.650%, 01/27/2020	4,200,000	4,188,580
2.800%, 06/16/2020	5,000,000	5,015,900
Series F, 3.875%, 04/29/2024	1,650,000	1,681,975
3.700%, 10/23/2024	4,000,000	4,019,236
MUFG Americas Holdings Corp.,
2.250%, 02/10/2020	5,000,000	4,916,330
National City Bank,
5.800%, 06/07/2017	1,750,000	1,844,987
Nationwide Financial Services, Inc.,
5.375%, 03/25/2021 (Acquired 02/05/2015 through 05/08/2015, Cost $18,872,588) *	16,905,000	18,506,783
Navient LLC,
5.625%, 08/01/2033	446,000	298,820
Nomura Holdings, Inc.:
2.000%, 09/13/2016 f	6,248,000	6,273,117
2.750%, 03/19/2019 f	1,625,000	1,633,767
6.700%, 03/04/2020 f	1,667,000	1,922,311
Peachtree Corners Funding Trust,
3.976%, 02/15/2025 (Acquired 03/10/2015 through 04/24/2015, Cost $8,124,332) * @	8,000,000	7,942,232
PNC Bank, National Association,
4.200%, 11/01/2025	2,678,000	2,839,765
Pricoa Global Funding I,
2.550%, 11/24/2020 (Acquired 11/17/2015, Cost $14,000,000) *	14,000,000	13,933,416
Principal Financial Group, Inc.:
8.875%, 05/15/2019	2,215,000	2,650,338
3.400%, 05/15/2025	16,000,000	15,684,576
Principal Life Global Funding II,
2.200%, 04/08/2020 (Acquired 03/31/2015, Cost $3,994,720) *	4,000,000	3,964,796
Protective Life Corp.:
7.375%, 10/15/2019	7,096,000	8,208,603
2.700%, 11/25/2020 (Acquired 11/19/2015, Cost $7,992,960) *	8,000,000	7,995,448
8.450%, 10/15/2039	1,400,000	1,846,546
Raymond James Financial, Inc.,
8.600%, 08/15/2019	5,000,000	5,962,110
Regions Bank,
7.500%, 05/15/2018	7,718,000	8,575,779
Reliance Standard Life Global Funding II:
2.500%, 01/15/2020 (Acquired 04/14/2015, Cost $7,013,018) *	6,940,000	6,874,528
2.375%, 05/04/2020 (Acquired 04/27/2015, Cost $20,936,160) *	21,000,000	20,544,972
Santander Bank NA,
8.750%, 05/30/2018	8,802,000	9,934,333
Santander Issuances SAU,
5.179%, 11/19/2025 f	4,000,000	3,939,392
Santander UK PLC:
2.650%, 04/17/2020	7,000,000	6,867,476
5.000%, 11/07/2023 (Acquired 10/31/2013 through 12/02/2014, Cost $10,276,323) * f	9,880,000	10,284,596
Skandinaviska Enskilda Banken AB:
2.375%, 11/20/2018 (Acquired 11/13/2013 through 05/07/2015, Cost $6,854,800) * f	6,835,000	6,874,042
2.375%, 03/25/2019 (Acquired 03/18/2014 through 04/29/2015, Cost $1,727,306) * f	1,725,000	1,732,935
2.450%, 05/27/2020 (Acquired 05/19/2015, Cost $14,976,900) * @ f	15,000,000	14,900,085
Societe Generale:
1.692%, 10/01/2018 f	6,000,000	6,048,240
4.250%, 04/14/2025 (Acquired 04/08/2015, Cost $7,875,120) * @ f	8,000,000	7,549,704
Societe Generale SA,
4.750%, 11/24/2025 (Acquired 11/17/2015, Cost $11,954,640) * @ f	12,000,000	11,611,632
SpareBank 1 Boligkreditt AS,
1.750%, 11/15/2019 (Acquired 11/07/2012, Cost $4,428,322) * f	4,463,000	4,369,710
Springleaf Finance Corp.,
6.900%, 12/15/2017	400,000	414,000
Standard Chartered PLC:
0.955%, 04/17/2018 (Acquired 04/13/2015, Cost $3,000,000) * f	3,000,000	2,982,243
1.700%, 04/17/2018 (Acquired 04/13/2015 through 04/24/2015, Cost $11,588,924) * f	11,600,000	11,482,608
5.700%, 03/26/2044 (Acquired 03/21/2014, Cost $5,988,000) * @ f	6,000,000	6,004,842
Sumitomo Mitsui Banking Corp.:
2.450%, 01/16/2020 f	20,500,000	20,383,601
3.950%, 07/19/2023 f	1,850,000	1,927,108
SunTrust Bank,
7.250%, 03/15/2018	1,874,000	2,071,924
SUSA Partnership LP,
8.200%, 06/01/2017	921,000	996,418
Svenska Handelsbanken AB,
2.400%, 10/01/2020 f	5,200,000	5,161,374
Swedbank AB:
2.125%, 09/29/2017 (Acquired 09/24/2012, Cost $1,782,304) * f	1,785,000	1,793,304
2.375%, 02/27/2019 (Acquired 02/20/2014, Cost $7,287,663) * f	7,300,000	7,309,373
2.200%, 03/04/2020 (Acquired 02/25/2015 through 04/29/2015, Cost $9,569,562) * f	9,575,000	9,460,837
Symetra Financial Corp.,
6.125%, 04/01/2016 (Acquired 03/23/2006, Cost $889,044) *	893,000	902,203
Synchrony Financial:
3.000%, 08/15/2019	2,000,000	1,997,224
3.750%, 08/15/2021	10,225,000	10,213,814
4.250%, 08/15/2024	14,464,000	14,268,186
TD Ameritrade Holding Corp.:
5.600%, 12/01/2019	2,945,000	3,281,484
2.950%, 04/01/2022	4,625,000	4,581,252
3.625%, 04/01/2025	7,000,000	7,083,762
The Bank of Nova Scotia,
1.700%, 06/11/2018 @ f	15,000,000	14,943,105
The Bank of Tokyo-Mitsubishi UFJ Ltd.:
0.701%, 07/15/2016 f	4,600,000	4,602,783
4.100%, 09/09/2023 (Acquired 09/03/2013 through 03/26/2014, Cost $2,936,646) * f	2,911,000	3,061,007
3.750%, 03/10/2024 (Acquired 03/04/2014 through 04/29/2015, Cost $2,804,499) * f	2,800,000	2,868,493
The Bear Stearns Companies LLC,
7.250%, 02/01/2018	5,547,000	6,118,829
The Goldman Sachs Group, Inc.:
6.250%, 09/01/2017 @	893,000	956,348
6.150%, 04/01/2018	5,634,000	6,118,051
7.500%, 02/15/2019	1,964,000	2,247,329
2.550%, 10/23/2019	2,700,000	2,698,944
2.012%, 11/29/2023	5,000,000	5,044,375
3.850%, 07/08/2024	3,000,000	3,061,380
3.500%, 01/23/2025	3,000,000	2,948,439
3.750%, 05/22/2025	5,000,000	5,033,340
The Guardian Life Insurance Co. of America,
4.875%, 06/19/2064 (Acquired 06/16/2014, Cost $1,993,300) *	2,000,000	1,898,730
The Hartford Financial Services Group, Inc.:
5.125%, 04/15/2022	1,538,000	1,689,053
8.125%, 06/15/2038	1,964,000	2,148,125
The Huntington National Bank:
2.000%, 06/30/2018	9,000,000	8,943,318
2.200%, 11/06/2018	4,825,000	4,811,664
Torchmark Corp.,
3.800%, 09/15/2022	12,475,000	12,326,098
UBS AG:
1.375%, 08/14/2017 f	7,000,000	6,956,810
1.303%, 03/26/2018 f	8,250,000	8,234,729
5.750%, 04/25/2018 f	2,678,000	2,902,406
1.264%, 06/01/2020 f	11,000,000	10,957,771
Voya Financial, Inc.,
5.500%, 07/15/2022	18,350,000	20,533,393
WEA Finance LLC / Westfield UK & Europe Finance PLC,
3.250%, 10/05/2020 (Acquired 09/28/2015, Cost $7,972,560) *	8,000,000	8,030,616
WellPoint, Inc.,
5.100%, 01/15/2044	1,584,000	1,590,241
Wells Fargo & Co.:
Series N, 2.150%, 01/30/2020	2,750,000	2,725,907
3.000%, 02/19/2025 @	5,000,000	4,863,295
3.900%, 05/01/2045	15,000,000	13,831,545
Wells Fargo Bank, National Association,
6.000%, 11/15/2017	3,789,000	4,086,535
Westpac Banking Corp.,
1.600%, 01/12/2018 f	7,229,000	7,214,961
Willis Group Holdings PLC,
5.750%, 03/15/2021 f	8,511,000	9,405,634
Willis North America, Inc.,
7.000%, 09/29/2019	4,463,000	5,001,845
		1,367,343,462	20.3%

Utility
Ameren Corp.,
2.700%, 11/15/2020	10,000,000	9,961,920
Arizona Public Service Co.,
8.750%, 03/01/2019	759,000	901,319
Beaver Valley II Funding Corp.,
9.000%, 06/01/2017	124,000	131,440
Berkshire Hathaway Energy Co.,
2.400%, 02/01/2020	5,000,000	4,953,360
ENEL Finance International NV:
5.125%, 10/07/2019 (Acquired 09/30/2009, Cost $2,199,280) * f	2,209,000	2,386,721
6.800%, 09/15/2037 (Acquired 09/13/2007, Cost $1,691,506) * f	1,696,000	2,070,792
Exelon Corp.,
4.950%, 06/15/2035 (Acquired 06/08/2015, Cost $3,490,270) *	3,500,000	3,528,504
Exelon Generation Co. LLC,
6.200%, 10/01/2017	1,964,000	2,095,433
Mega Advance Investments Ltd.,
5.000%, 05/12/2021 (Acquired 05/09/2011, Cost $4,858,830) * f	4,909,000	5,203,299
National Rural Utilities Cooperative Finance Corp.:
10.375%, 11/01/2018	547,000	667,336
2.000%, 01/27/2020	2,000,000	1,965,982
8.000%, 03/01/2032	2,834,000	3,902,599
NextEra Energy Capital Holdings, Inc.:
1.586%, 06/01/2017	5,375,000	5,355,758
Series D, 7.300%, 09/01/2067	2,455,000	2,346,243
PSEG Power LLC:
5.320%, 09/15/2016	2,877,000	2,955,976
5.125%, 04/15/2020	3,575,000	3,840,219
RGS I&M Funding Corp.,
Series F*, 9.820%, 06/07/2022	734,477	749,115
Talent Yield Investments Ltd.,
4.500%, 04/25/2022 (Acquired 04/18/2012, Cost $1,772,791) * f	1,785,000	1,848,769
		54,864,785	0.8%
Industrials
21st Century Fox America, Inc.,
6.150%, 03/01/2037	2,570,000	2,865,008
AbbVie, Inc.,
2.500%, 05/14/2020	9,500,000	9,404,487
Actavis Funding SCS,
3.850%, 06/15/2024 f	3,000,000	3,005,343
Acuity Brands Lighting, Inc.,
6.000%, 12/15/2019	3,749,000	4,063,020
Agrium, Inc.,
3.375%, 03/15/2025 @ f	2,625,000	2,394,937
Altera Corp.,
4.100%, 11/15/2023 @	2,000,000	2,082,650
Ameritech Capital Funding Corp.:
9.100%, 06/01/2016	525,624	539,252
6.450%, 01/15/2018	2,668,000	2,872,372
Amgen, Inc.,
4.400%, 05/01/2045 @	5,300,000	4,910,567
Anadarko Finance Co.,
Class B, 7.500%, 05/01/2031 f	7,170,000	7,619,129
Anadarko Petroleum Corp.:
6.375%, 09/15/2017	5,355,000	5,615,371
8.700%, 03/15/2019	2,432,000	2,763,121
Anglo American Capital PLC,
9.375%, 04/08/2019 (Acquired 04/02/2009, Cost $1,785,000) * f	1,785,000	1,606,500
Apple, Inc.,
2.400%, 05/03/2023 @	2,678,000	2,609,355
AT&T, Inc.:
3.400%, 05/15/2025	28,200,000	27,102,738
4.750%, 05/15/2046 @	5,000,000	4,577,980
Baxalta, Inc.,
2.875%, 06/23/2020 (Acquired 06/18/2015, Cost $4,998,400) *	5,000,000	4,937,950
Bayer US Finance LLC,
2.375%, 10/08/2019 (Acquired 10/01/2014, Cost $9,954,200) *	10,000,000	10,006,280
Beam Suntory, Inc.,
1.875%, 05/15/2017	2,000,000	2,002,170
Becton Dickinson and Co.:
2.675%, 12/15/2019	4,600,000	4,625,042
3.250%, 11/12/2020	7,000,000	7,097,195
Boston Scientific Corp.:
2.650%, 10/01/2018	10,000,000	10,052,560
2.850%, 05/15/2020	7,000,000	6,963,537
Bunge Limited Finance Corp.:
8.500%, 06/15/2019	6,933,000	8,024,115
3.500%, 11/24/2020 @	10,000,000	9,944,330
Bunge NA Finance LP,
5.900%, 04/01/2017	3,392,000	3,536,391
Burlington Northern Santa Fe LLC,
4.150%, 04/01/2045 @	3,000,000	2,718,981
Canadian Natural Resources Ltd.:
5.700%, 05/15/2017 f	2,550,000	2,604,465
6.500%, 02/15/2037 f	982,000	914,841
Celgene Corp.:
3.550%, 08/15/2022	6,450,000	6,512,701
4.000%, 08/15/2023 @	2,477,000	2,541,523
CenturyLink, Inc.,
Series R, 5.150%, 06/15/2017	2,678,000	2,751,645
CF Industries, Inc.:
3.450%, 06/01/2023	16,000,000	14,892,384
5.150%, 03/15/2034	3,000,000	2,639,142
Charter Communications, Inc.,
6.384%, 10/23/2035 (Acquired 07/09/2015, Cost $5,800,000) *	5,800,000	5,859,920
Chevron Phillips Chemical Co. LLC,
1.079%, 05/01/2020 (Acquired 05/07/2015, Cost $25,000,000) *	25,000,000	25,138,500
Columbia Pipeline Group, Inc.,
3.300%, 06/01/2020 (Acquired 05/19/2015 through 06/11/2015, Cost $14,555,719) *	14,575,000	14,191,779
Comcast Corp.:
4.250%, 01/15/2033	5,712,000	5,612,754
6.950%, 08/15/2037	893,000	1,165,260
ConAgra Foods, Inc.:
0.687%, 07/21/2016	4,000,000	3,992,552
5.819%, 06/15/2017	1,506,000	1,588,715
1.900%, 01/25/2018	11,635,000	11,570,461
7.000%, 04/15/2019	4,127,000	4,639,350
4.950%, 08/15/2020	1,785,000	1,908,588
9.750%, 03/01/2021	4,548,000	5,689,189
ConocoPhillips Co.,
1.262%, 05/15/2022	8,425,000	8,300,226
Continental Airlines Pass Through Trust,
Series 974A, 6.900%, 01/02/2018	117,485	119,835
Cox Communications, Inc.:
3.850%, 02/01/2025 (Acquired 12/01/2014, Cost $4,991,350) *	5,000,000	4,580,805
4.800%, 02/01/2035 (Acquired 12/01/2014, Cost $8,996,760) *	9,000,000	7,445,340
8.375%, 03/01/2039 (Acquired 10/08/2014, Cost $2,863,234) *	2,000,000	2,203,914
Crane Co.,
2.750%, 12/15/2018	10,000,000	9,968,930
CVS Health Corp.,
3.500%, 07/20/2022	7,000,000	7,122,892
D.R. Horton, Inc.,
6.500%, 04/15/2016	893,000	901,930
DCP Midstream LLC,
9.750%, 03/15/2019 (Acquired 02/29/2012 through 10/15/2012, Cost $5,877,199) *	5,065,000	5,157,431
Deutsche Telekom International Finance BV,
8.750%, 06/15/2030 f	511,000	708,471
Dominion Gas Holdings LLC,
2.800%, 11/15/2020	7,275,000	7,298,796
El Paso Pipeline Partners Operating Co. LLC,
7.500%, 11/15/2040	4,017,000	3,664,275
Enable Midstream Partners LP,
3.900%, 05/15/2024	5,000,000	3,822,190
Energy Transfer Partners LP:
9.700%, 03/15/2019	893,000	983,486
4.050%, 03/15/2025	16,585,000	13,620,597
Ensco PLC,
5.200%, 03/15/2025 @ f	4,000,000	2,846,684
Enterprise Products Operating LLC,
3.700%, 02/15/2026 @	8,350,000	7,489,967
EQT Midstream Partners LP,
4.000%, 08/01/2024	3,000,000	2,473,188
Express Scripts Holding Co.:
2.650%, 02/15/2017	2,678,000	2,704,301
4.750%, 11/15/2021	5,000,000	5,361,300
3.900%, 02/15/2022	10,000,000	10,271,820
3.500%, 06/15/2024 @	9,000,000	8,866,719
Federal Express Corp. 1998 Pass Through Trust,
Series 981B, 6.845%, 01/15/2019	1,653,061	1,771,233
FedEx Corp.,
3.200%, 02/01/2025 @	6,000,000	5,835,822
Fidelity National Information Services, Inc.:
3.625%, 10/15/2020	10,000,000	10,130,270
3.500%, 04/15/2023 @	23,125,000	22,079,981
3.875%, 06/05/2024	2,150,000	2,075,187
Fiserv, Inc.:
2.700%, 06/01/2020	10,000,000	9,917,020
4.625%, 10/01/2020	1,785,000	1,906,191
3.500%, 10/01/2022	5,410,000	5,398,861
FMC Corp.,
4.100%, 02/01/2024	3,000,000	2,960,313
Fomento Economico Mexicano SAB de CV:
2.875%, 05/10/2023 f	5,000,000	4,667,760
4.375%, 05/10/2043 f	4,374,000	3,864,766
Ford Motor Credit Co. LLC:
2.145%, 01/09/2018	1,800,000	1,793,342
2.240%, 06/15/2018	6,250,000	6,193,175
2.375%, 03/12/2019 @	6,806,000	6,709,389
2.597%, 11/04/2019	10,000,000	9,818,380
3.200%, 01/15/2021 @	5,000,000	4,966,185
Forest Laboratories, Inc.,
5.000%, 12/15/2021 (Acquired 08/26/2014 through 04/24/2015, Cost $26,110,406) *	24,000,000	26,078,496
Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas, Inc.:
6.500%, 11/15/2020	3,221,000	2,077,545
6.625%, 05/01/2021	1,447,000	882,670
6.750%, 02/01/2022	2,649,000	1,629,135
General Electric Capital Corp.:
2.200%, 01/09/2020	1,432,000	1,437,304
5.550%, 05/04/2020	1,585,000	1,792,676
4.650%, 10/17/2021	1,534,000	1,698,396
Georgia-Pacific LLC,
2.539%, 11/15/2019 (Acquired 11/03/2014 through 06/09/2015, Cost $14,232,662) *	14,250,000	14,168,020
Glencore Finance (Canada) Ltd.,
5.800%, 11/15/2016 (Acquired 12/06/2011, Cost $625,690) * f	616,000	613,690
Glencore Funding LLC:
2.500%, 01/15/2019 (Acquired 05/22/2013, Cost $4,440,774) *	4,463,000	3,726,605
4.125%, 05/30/2023 (Acquired 07/22/2013 through 04/20/2015, Cost $6,679,812) *	6,746,000	4,975,242
4.625%, 04/29/2024 (Acquired 04/22/2014 through 10/15/2015, Cost $5,474,426) * @	5,500,000	3,983,100
4.000%, 04/16/2025 (Acquired 04/08/2015, Cost $4,411,285) *	4,450,000	3,092,750
GTE Corp.,
8.750%, 11/01/2021	89,000	109,968
Gulf South Pipeline Co. LP,
4.000%, 06/15/2022	3,633,000	3,244,531
Gulfstream Natural Gas System LLC,
4.600%, 09/15/2025 (Acquired 09/24/2015, Cost $5,040,309) * @	5,000,000	4,745,940
H. J. Heinz Co.:
2.800%, 07/02/2020 (Acquired 06/23/2015, Cost $3,990,920) *	4,000,000	3,989,656
5.000%, 07/15/2035 (Acquired 11/16/2015 through 11/18/2015, Cost $15,192,413) *	14,740,000	15,101,410
Halliburton Co.,
3.800%, 11/15/2025	9,000,000	8,763,498
Harris Corp.:
2.700%, 04/27/2020	4,000,000	3,924,268
3.832%, 04/27/2025	5,000,000	4,924,645
Hess Corp.,
8.125%, 02/15/2019	4,376,000	4,959,653
Hewlett Packard Enterprise Co.:
3.600%, 10/15/2020 (Acquired 11/17/2015, Cost $10,041,261) * @	10,000,000	10,022,950
4.400%, 10/15/2022 (Acquired 09/30/2015, Cost $15,120,003) * @	15,150,000	15,091,930
Hewlett-Packard Co.,
4.650%, 12/09/2021	6,645,000	6,619,869
Historic TW, Inc.,
9.150%, 02/01/2023	5,535,000	7,181,341
Holcim US Finance Sarl & Cie SCS,
6.000%, 12/30/2019 (Acquired 09/24/2009 through 09/04/2013, Cost $1,243,213) * f	1,232,000	1,366,447
Hutchison Whampoa International (09) Ltd.,
7.625%, 04/09/2019 (Acquired 10/22/2009 through 04/16/2014, Cost $9,034,554) * f	8,288,000	9,579,577
Hutchison Whampoa International (09/19) Ltd.,
5.750%, 09/11/2019 (Acquired 04/27/2015, Cost $10,293,973) * f	9,150,000	10,154,048
Hutchison Whampoa International (14) Ltd.,
3.625%, 10/31/2024 (Acquired 10/28/2014, Cost $4,994,200) * f	5,000,000	4,960,910
Hyundai Capital Services, Inc.:
1.333%, 03/18/2017 (Acquired 03/11/2014, Cost $2,000,000) * f	2,000,000	1,994,206
3.500%, 09/13/2017 (Acquired 03/07/2012 through 08/21/2014, Cost $7,626,955) * f	7,458,000	7,596,413
2.625%, 09/29/2020 (Acquired 03/23/2015, Cost $5,142,172) * f	5,150,000	5,067,430
Ingersoll-Rand Luxembourg Finance SA,
2.625%, 05/01/2020 f	2,650,000	2,611,106
Johnson Controls, Inc.:
6.000%, 01/15/2036	1,168,000	1,219,181
4.950%, 07/02/2064	2,400,000	1,949,390
Kinder Morgan Energy Partners LP:
9.000%, 02/01/2019	893,000	960,482
6.950%, 01/15/2038	2,008,000	1,724,685
6.500%, 09/01/2039	893,000	735,256
Kinder Morgan, Inc.,
5.000%, 02/15/2021 (Acquired 05/26/2015, Cost $4,429,423) *	4,155,000	3,949,290
Laboratory Corp. of America Holdings,
3.200%, 02/01/2022	2,400,000	2,355,425
Lafarge SA,
7.125%, 07/15/2036 f	893,000	1,024,233
Lockheed Martin Corp.:
3.100%, 01/15/2023	5,000,000	4,996,695
4.700%, 05/15/2046 @	1,000,000	1,024,371
Magellan Midstream Partners LP,
3.200%, 03/15/2025	5,000,000	4,365,210
Marathon Petroleum Corp.:
3.400%, 12/15/2020	10,825,000	10,631,059
3.625%, 09/15/2024 @	1,600,000	1,490,936
4.750%, 09/15/2044 @	1,500,000	1,226,094
Martin Marietta Materials, Inc.,
6.250%, 05/01/2037	893,000	905,222
Masco Corp.,
6.125%, 10/03/2016	1,450,000	1,493,471
Medtronic, Inc.:
3.150%, 03/15/2022 @	3,975,000	4,018,395
4.375%, 03/15/2035	3,000,000	3,032,526
Microsoft Corp.,
4.450%, 11/03/2045	10,000,000	10,312,230
Molex Electronic Technologies LLC,
2.878%, 04/15/2020 (Acquired 10/23/2015, Cost $5,904,835) * @	6,000,000	5,845,860
Murphy Oil Corp.,
4.000%, 06/01/2022 @	4,463,000	3,383,655
Nabors Industries, Inc.,
6.150%, 02/15/2018	982,000	996,419
New Cingular Wireless Services, Inc.,
8.750%, 03/01/2031	1,360,000	1,874,434
Nissan Motor Acceptance Corp.,
1.500%, 03/02/2018 (Acquired 02/24/2015, Cost $5,897,404) *	5,900,000	5,842,847
Noble Energy, Inc.,
8.250%, 03/01/2019	2,684,000	3,001,772
Noble Holding International Ltd.,
4.000%, 03/16/2018 f	4,000,000	3,622,076
ONEOK Partners LP:
6.150%, 10/01/2016	3,036,000	3,116,618
8.625%, 03/01/2019	7,627,000	8,410,148
3.375%, 10/01/2022	1,130,000	916,570
Oracle Corp.:
3.400%, 07/08/2024	3,000,000	3,046,359
2.950%, 05/15/2025 @	6,025,000	5,869,495
Pactiv LLC,
7.950%, 12/15/2025	286,000	265,980
Pentair Finance SA,
3.625%, 09/15/2020 f	11,200,000	11,188,957
Petrofac Ltd.,
3.400%, 10/10/2018 (Acquired 10/03/2013 through 12/03/2014, Cost $15,558,160) * f	15,546,000	14,765,839
PetroLogistics LP / PetroLogistics Finance Corp.,
6.250%, 04/01/2020	7,041,000	7,357,845
Pfizer, Inc.:
6.050%, 03/30/2017	6,663,000	7,063,326
5.800%, 08/12/2023	6,000,000	7,016,358
Phillips 66:
4.300%, 04/01/2022	10,000,000	10,287,970
4.875%, 11/15/2044	21,130,000	18,851,404
POSCO,
4.250%, 10/28/2020 (Acquired 12/18/2014, Cost $1,032,172) * f	975,000	1,020,199
QEP Resources, Inc.,
6.800%, 03/01/2020 @	893,000	803,700
Qualcomm, Inc.:
0.920%, 05/20/2020 @	7,450,000	7,296,314
2.250%, 05/20/2020	3,600,000	3,565,011
R.R. Donnelley & Sons Co.:
8.600%, 08/15/2016	2,231,000	2,317,451
6.125%, 01/15/2017	88,000	90,200
7.625%, 06/15/2020 @	893,000	920,817
Republic Services, Inc.:
5.500%, 09/15/2019	7,400,000	8,141,517
3.550%, 06/01/2022	3,000,000	3,063,564
Rio Tinto Alcan, Inc.,
5.750%, 06/01/2035 f	446,000	432,973
Rio Tinto Finance (USA) Ltd.,
9.000%, 05/01/2019 f	4,909,000	5,730,821
Rockies Express Pipeline LLC,
5.625%, 04/15/2020 (Acquired 03/17/2010, Cost $1,783,411) *	1,785,000	1,642,200
SABMiller Holdings, Inc.,
1.019%, 08/01/2018 (Acquired 10/21/2014, Cost $10,036,642) *	10,000,000	9,921,010
Samarco Mineracao SA,
5.750%, 10/24/2023 (Acquired 10/22/2013, Cost $4,475,919) * f	4,463,000	1,428,160
Schlumberger Holdings Corp.,
2.350%, 12/21/2018 (Acquired 12/10/2015, Cost $9,998,800) *	10,000,000	9,935,090
Shell International Finance BV:
3.250%, 05/11/2025 @ f	5,725,000	5,587,457
4.125%, 05/11/2035 @ f	10,000,000	9,545,270
SK Telecom Co. Ltd.,
6.625%, 07/20/2027 (Acquired 07/13/2007, Cost $1,322,945) * f	1,339,000	1,713,920
Southern Natural Gas Company LLC,
5.900%, 04/01/2017 (Acquired 03/14/2007, Cost $1,247,925) *	1,250,000	1,271,066
Spectra Energy Partners LP,
4.500%, 03/15/2045	7,000,000	5,379,325
Sprint Capital Corp.:
6.900%, 05/01/2019	2,499,000	2,036,685
8.750%, 03/15/2032	320,000	240,000
Talisman Energy, Inc.,
7.750%, 06/01/2019 f	1,071,000	1,154,113
TC PipeLines LP,
4.375%, 03/13/2025	9,000,000	7,904,358
Telecom Italia Capital:
7.175%, 06/18/2019 f	1,785,000	1,967,998
7.200%, 07/18/2036 f	5,475,000	5,529,750
Telefonica Emisiones SAU:
6.421%, 06/20/2016 f	1,930,000	1,974,353
6.221%, 07/03/2017 f	4,530,000	4,814,303
5.462%, 02/16/2021 f	8,830,000	9,868,532
The Dow Chemical Co.,
8.550%, 05/15/2019	8,000,000	9,429,192
The JM Smucker Co.,
3.500%, 03/15/2025	5,000,000	4,972,920
The Mosaic Co.,
5.450%, 11/15/2033	2,000,000	2,021,358
The Williams Companies, Inc.,
4.550%, 06/24/2024	5,000,000	3,472,900
Thermo Fisher Scientific, Inc.:
1.850%, 01/15/2018	4,925,000	4,909,201
2.150%, 12/14/2018	4,000,000	3,996,992
Time Warner Cable, Inc.:
6.550%, 05/01/2037	893,000	903,703
6.750%, 06/15/2039	2,767,000	2,776,970
Time Warner, Inc.:
3.600%, 07/15/2025	2,200,000	2,141,654
3.875%, 01/15/2026	7,000,000	6,939,758
7.625%, 04/15/2031	5,207,000	6,442,886
7.700%, 05/01/2032	8,418,000	10,507,028
Timken Co.,
3.875%, 09/01/2024	2,000,000	1,887,422
Transocean, Inc.,
6.500%, 11/15/2020 @ f	4,000,000	2,760,000
TSMC Global Ltd.,
1.625%, 04/03/2018 (Acquired 12/03/2013 through 04/29/2015, Cost $9,766,387) * f	9,865,000	9,668,933
TTX Co.:
3.600%, 01/15/2025 (Acquired 11/13/2014, Cost $4,999,250) *	5,000,000	4,955,475
3.900%, 02/01/2045 (Acquired 01/26/2015 through 04/29/2015, Cost $10,151,754) *	10,250,000	9,005,855
Tyco Electronics Group SA,
6.550%, 10/01/2017 f	6,248,000	6,733,370
Union Pacific Corp.,
3.375%, 02/01/2035	3,000,000	2,709,486
US Airways Pass Through Trust,
Series 981A, 6.850%, 01/30/2018	203,070	210,939
Vale Overseas Ltd.:
8.250%, 01/17/2034 f	8,526,000	6,830,264
6.875%, 11/21/2036 @ f	1,483,000	1,036,676
6.875%, 11/10/2039 f	2,893,000	2,010,375
Valero Energy Corp.:
9.375%, 03/15/2019	15,578,000	18,404,316
6.625%, 06/15/2037	2,100,000	2,111,380
Verizon Communications, Inc.:
4.150%, 03/15/2024	3,000,000	3,082,986
6.400%, 09/15/2033	29,640,000	33,768,200
4.272%, 01/15/2036 @	8,148,000	7,355,998
Viacom, Inc.,
2.500%, 09/01/2018	7,628,000	7,608,945
Visa, Inc.,
4.150%, 12/14/2035	4,625,000	4,669,298
Vulcan Materials Co.:
7.000%, 06/15/2018	1,785,000	1,981,350
7.150%, 11/30/2037	446,000	468,300
Wabtec Corp.,
4.375%, 08/15/2023	2,678,000	2,741,913
Walgreens Boots Alliance, Inc.:
3.300%, 11/18/2021	6,383,000	6,259,968
3.800%, 11/18/2024	5,934,000	5,756,977
Weatherford International Ltd.,
9.625%, 03/01/2019 f	3,120,000	3,038,100
Western Gas Partners LP,
5.375%, 06/01/2021	8,701,000	8,806,996
Westvaco Corp.:
9.750%, 06/15/2020	143,000	176,016
8.200%, 01/15/2030	4,463,000	5,783,227
Williams Partners LP,
6.300%, 04/15/2040	2,767,000	2,123,263
Woodside Finance Ltd.,
3.650%, 03/05/2025 (Acquired 02/26/2015 through 04/14/2015, Cost $12,292,106) * f	12,300,000	10,894,221
Zimmer Holdings, Inc.,
3.150%, 04/01/2022	9,500,000	9,339,260
Zoetis, Inc.:
3.450%, 11/13/2020	4,100,000	4,104,777
3.250%, 02/01/2023 (100.000000, 11/01/2022)	22,200,000	21,197,581
		1,243,751,216	18.4%
Total Corporate Bonds		2,665,959,463	39.5%

Other Government Related Securities
CNOOC Finance 2015 Australia Pty Ltd.,
2.625%, 05/05/2020 f	14,500,000	14,174,548
CNPC General Capital Ltd.,
2.750%, 05/14/2019 (Acquired 05/07/2014, Cost $1,983,740) * f	2,000,000	1,996,780
Comision Federal de Electricidad,
4.875%, 01/15/2024 (Acquired 10/17/2013, Cost $2,662,655) * f	2,678,000	2,637,830
Corp Andina de Fomento,
4.375%, 06/15/2022 f	6,107,000	6,501,512
Export-Import Bank of Korea:
4.000%, 01/11/2017 f	1,400,000	1,430,139
2.250%, 01/21/2020 @ f	11,000,000	10,831,161
Industrial Bank of Korea,
2.000%, 04/23/2020 (Acquired 04/16/2015, Cost $6,972,210) * f	7,000,000	6,865,264
Korea Electric Power Corp.,
6.750%, 08/01/2027 f	1,932,000	2,404,934
Korea Gas Corp.,
4.250%, 11/02/2020 (Acquired 10/26/2010, Cost $2,309,418) * f	2,321,000	2,495,432
Nexen Energy ULC:
6.400%, 05/15/2037 f	3,392,000	3,793,644
7.500%, 07/30/2039 f	4,175,000	5,382,510
Pemex Finance Ltd.,
10.610%, 08/15/2017 f	1,171,625	1,253,280
Petrobras Global Finance BV:
2.886%, 03/17/2017 f	3,000,000	2,748,750
4.375%, 05/20/2023 f	1,785,000	1,178,100
Petrobras International Finance Company SA:
3.500%, 02/06/2017 @ f	4,463,000	4,172,905
5.750%, 01/20/2020 f	893,000	701,005
Petroleos Mexicanos:
5.750%, 03/01/2018 f	2,499,000	2,601,459
8.000%, 05/03/2019 f	1,500,000	1,651,305
5.500%, 01/21/2021 f	5,600,000	5,648,720
4.875%, 01/24/2022 @ f	4,000,000	3,850,000
4.500%, 01/23/2026 (Acquired 01/15/2015, Cost $2,495,500) * @ f	2,500,000	2,196,250
6.625%, 06/15/2035 f	893,000	798,119
Sinopec Group Overseas Development [2014] Ltd.,
4.375%, 04/10/2024 (Acquired 04/02/2014, Cost $1,496,505) * f	1,500,000	1,549,715
Sinopec Group Overseas Development [2015] Ltd.:
2.500%, 04/28/2020 (Acquired 04/21/2015, Cost $14,936,400) * f	15,000,000	14,756,265
3.250%, 04/28/2025 (Acquired 04/21/2015, Cost $9,902,200) * f	10,000,000	9,453,380
The Korea Development Bank:
0.945%, 01/22/2017 f	2,000,000	2,000,814
2.250%, 05/18/2020 @ f	2,000,000	1,990,136
		115,063,957	1.7%
Taxable Municipal Bonds
Atlanta Independent School System,
5.557%, 03/01/2026	4,465,000	5,057,639
California Qualified School Bond Joint Powers Authority,
7.155%, 03/01/2027	6,695,000	7,844,732
California School Finance Authority:
5.041%, 07/01/2020	2,230,000	2,419,238
5.043%, 01/01/2021 (Callable 02/01/2016)	1,785,000	1,787,410
City of Berwyn IL,
5.790%, 12/01/2022	10,000,000	10,942,100
City of Vernon CA Electric System Revenue,
4.500%, 08/01/2022	7,265,000	7,465,587
County of Contra Costa CA,
5.140%, 06/01/2017	5,335,000	5,517,190
County of Cuyahoga OH,
9.125%, 10/01/2023	895,000	876,124
Eaton Community City School District,
5.390%, 08/25/2027 (Callable 06/01/2020)	2,305,000	2,420,319
Elgin Local School District,
5.499%, 08/31/2027 (Callable 12/01/2019)	4,440,000	4,701,383
Iowa Tobacco Settlement Authority,
6.500%, 06/01/2023 (Callable 02/01/2016)	4,610,000	4,631,575
Maryland Community Development Administration Housing Revenue,
3.160%, 09/01/2041 (Callable 09/01/2025)	21,480,000	21,493,747
New Hampshire Housing Finance Authority:
3.050%, 01/01/2021	920,000	926,293
3.750%, 07/01/2034 (Callable 07/01/2023)	2,260,000	2,302,533
4.000%, 07/01/2036 (Callable 07/01/2025)	11,115,000	11,525,922
New Jersey Economic Development Authority:
3.375%, 06/15/2017	9,000,000	8,974,800
2.421%, 06/15/2018	7,000,000	6,962,620
North Carolina Housing Finance Agency,
2.812%, 07/01/2035 (Callable 01/01/2024)	4,545,000	4,653,307
San Dieguito Public Facilities Authority,
6.459%, 05/01/2027	5,675,000	6,920,663
State Public School Building Authority,
5.000%, 09/15/2027	4,458,000	4,789,720
Three Rivers Local School District,
5.209%, 09/15/2027 (Callable 12/01/2020)	2,365,000	2,476,888
West Contra Costa Unified School District,
6.250%, 08/01/2030	1,785,000	2,055,160
Westlake City School District,
5.227%, 12/01/2026 (Callable 12/01/2020)	3,570,000	3,684,704
		130,429,654	1.9%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Fannie Mae REMIC Trust,
Series 2004-W6, Class 1A6, 5.500%, 07/25/2034	452,357	456,724
Federal Gold Loan Mortgage Corp. (FGLMC):
6.000%, 06/01/2020	93,599	98,635
3.500%, 11/01/2025	5,839,414	6,120,515
2.500%, 04/01/2028	4,872,187	4,953,813
6.500%, 06/01/2029	240,105	273,446
3.500%, 05/01/2032	14,563,589	15,229,825
5.000%, 08/01/2033	10,203,191	11,327,022
5.000%, 09/01/2035	20,330,693	22,360,080
5.500%, 01/01/2036	412,974	459,187
5.000%, 03/01/2036	9,738,941	10,691,606
6.000%, 12/01/2036	325,790	368,550
5.000%, 03/01/2038	3,085,641	3,376,171
5.500%, 05/01/2038	1,324,739	1,473,303
4.500%, 11/01/2039	7,927,540	8,550,602
4.500%, 11/01/2039	9,834,649	10,608,325
5.000%, 03/01/2040	2,106,800	2,311,658
4.500%, 08/01/2040	1,721,127	1,856,548
4.500%, 09/01/2040	6,217,045	6,705,816
4.000%, 01/01/2041	28,815,481	30,528,118
4.500%, 03/01/2041	4,615,840	4,979,429
4.000%, 03/01/2042	13,694,857	14,514,658
3.500%, 06/01/2042	8,363,425	8,619,861
3.500%, 07/01/2042	21,658,974	22,323,095
3.000%, 08/01/2042	26,547,116	26,565,058
3.000%, 10/01/2042	9,949,290	9,956,007
3.000%, 01/01/2043	21,010,502	21,005,145
3.000%, 02/01/2043	5,404,964	5,408,618
3.000%, 04/01/2043	8,930,291	8,935,740
3.000%, 04/01/2043	13,341,550	13,348,843
3.000%, 06/01/2043	27,951,486	27,963,152
3.000%, 08/01/2043	8,565,209	8,567,676
4.000%, 03/01/2044	13,150,075	13,907,315
3.500%, 05/01/2044	39,786,642	41,107,171
3.500%, 07/01/2044	21,004,581	21,639,469
4.000%, 07/01/2044	11,203,056	11,844,713
3.500%, 08/01/2044	802,663	826,924
3.500%, 10/01/2044	19,959,521	20,562,821
4.000%, 10/01/2044	21,491,526	22,799,474
3.500%, 06/01/2045	4,028,528	4,159,769
Federal Home Loan Mortgage Corp. (FHLMC):
Series 206, Class E, –%, 07/15/2019	11,686	11,577
Series 141, Class D, 5.000%, 05/15/2021	12,274	12,694
Series 1074, Class I, 6.750%, 05/15/2021	12,326	13,031
Series 1081, Class K, 7.000%, 05/15/2021	72,410	78,739
Series 163, Class F, 6.000%, 07/15/2021	11,901	12,693
Series 188, Class H, 7.000%, 09/15/2021	30,630	32,871
Series 1286, Class A, 6.000%, 05/15/2022	8,888	9,415
Federal National Mortgage Association (FNMA):
Series 1989-37, Class G, 8.000%, 07/25/2019	60,918	65,188
Series 1989-94, Class G, 7.500%, 12/25/2019	22,672	24,234
4.500%, 01/01/2020	30,589,337	31,718,657
Series 1990-58, Class J, 7.000%, 05/25/2020	2,679	2,906
Series 1990-76, Class G, 7.000%, 07/25/2020	24,003	25,678
Series 1990-105, Class J, 6.500%, 09/25/2020	14,138	14,949
Series 1990-108, Class G, 7.000%, 09/25/2020	4,711	5,073
Series 1991-1, Class G, 7.000%, 01/25/2021	5,478	5,888
Series 1991-86, Class Z, 6.500%, 07/25/2021	12,249	13,075
5.000%, 11/01/2021	1,707,556	1,789,225
Series 1993-58, Class H, 5.500%, 04/25/2023	144,851	155,824
3.000%, 04/01/2027	9,491,964	9,828,722
2.500%, 12/01/2027	15,420,716	15,669,384
5.000%, 05/01/2028	397,413	437,098
Series 1998-66, Class C, 6.000%, 12/25/2028	92,547	101,772
4.500%, 08/01/2029	2,975,162	3,213,256
4.500%, 09/01/2029	3,381,831	3,652,470
2.500%, 05/01/2030	23,669,215	23,886,713
6.000%, 03/01/2033	84,067	95,963
4.500%, 10/01/2033	35,064,777	38,168,605
5.000%, 10/01/2033	36,991,033	40,916,485
5.000%, 11/01/2033	97,772	108,148
4.000%, 01/01/2034	13,506,477	14,448,633
5.500%, 04/01/2034	1,653,522	1,859,436
4.000%, 06/01/2034	18,036,874	19,294,795
4.000%, 09/01/2034	20,846,482	22,304,766
5.500%, 09/01/2034	324,353	365,466
6.000%, 11/01/2034	85,641	97,544
5.500%, 02/01/2035	1,131,545	1,275,199
5.000%, 07/01/2035	9,563,154	10,570,005
5.000%, 10/01/2035	5,056,230	5,578,952
5.000%, 11/01/2035	1,941,570	2,141,230
5.500%, 11/01/2036	492,614	550,050
5.500%, 04/01/2037	2,689,500	3,025,130
5.000%, 06/01/2039	22,752,858	25,094,269
4.500%, 11/01/2039	473,808	512,695
4.000%, 08/01/2040	3,253,950	3,451,620
3.500%, 12/01/2040	16,851,070	17,426,194
3.500%, 02/01/2041	26,227,956	27,123,091
4.000%, 02/01/2041	24,063,583	25,542,114
3.500%, 03/01/2041	37,344,817	38,619,309
4.500%, 05/01/2041	16,424,641	17,777,342
4.000%, 06/01/2041	33,050,348	35,035,000
4.500%, 07/01/2041	19,873,590	21,505,335
4.000%, 09/01/2041	5,095,585	5,405,426
4.000%, 10/01/2041	11,941,810	12,668,808
3.500%, 11/01/2041	17,932,405	18,547,169
4.000%, 12/01/2041	17,674,482	18,751,412
4.000%, 01/01/2042	23,932,771	25,380,886
4.500%, 01/01/2042	23,734,203	25,675,269
3.000%, 05/01/2042	8,092,119	8,126,947
3.500%, 08/01/2042	14,506,652	14,996,972
4.000%, 08/01/2042	32,193,830	34,175,641
3.000%, 05/01/2043	32,290,220	32,360,129
3.000%, 06/01/2043	13,568,282	13,597,666
3.000%, 08/01/2043	8,087,930	8,104,201
4.500%, 09/01/2043	26,195,664	28,341,829
4.000%, 01/01/2045	17,759,161	18,847,762
3.500%, 04/01/2045	51,077,046	52,796,169
4.000%, 10/01/2045	13,233,188	14,044,373
Government National Mortgage Association (GNMA):
6.000%, 11/20/2033	76,506	86,989
5.000%, 07/20/2040	4,225,816	4,669,097
4.000%, 06/20/2042	20,029,075	21,395,040
3.500%, 09/20/2042	7,006,833	7,326,504
3.000%, 04/20/2045	54,099,144	54,906,331
3.500%, 04/20/2045	57,677,455	60,214,778
4.000%, 08/20/2045	31,859,556	33,853,213
		1,424,726,001	21.1%

Non-U.S. Government Agency Issues
Alternative Loan Trust:
Series 2005-50CB, Class 4A1, 5.000%, 11/25/2020 §	247,582	248,614
Series 2006-7CB, Class 3A1, 5.250%, 05/25/2021	1,204,747	1,176,227
Series 2006-43CB, Class 2A1, 6.000%, 02/25/2022	277,588	304,227
Series 2006-28CB, Class A17, 6.000%, 10/25/2036 §	951,344	779,465
Banc of America Alternative Loan Trust:
Series 2003-4, Class 2A1, 5.000%, 06/25/2018	48,676	49,504
Series 2003-11, Class 4A1, 4.750%, 01/25/2019	103,948	104,623
Series 2004-11, Class 4A1, 5.500%, 12/25/2019	92,848	95,030
Series 2005-2, Class 4A1, 5.500%, 03/25/2020	131,715	135,180
Series 2005-4, Class 3A1, 5.500%, 05/25/2020	753,670	759,055
Series 2007-1, Class 1A1, 5.846%, 04/25/2022	758,564	758,990
Series 2005-2, Class 1CB2, 5.500%, 03/25/2035 §	119,025	110,079
Series 2005-9, Class 1CB3, 5.500%, 10/25/2035 §	294,647	268,196
Series 2006-5, Class CB7, 6.000%, 06/25/2046 §	668,711	567,426
Bank of America Alternative Loan Trust:
Series 2003-5, Class 2A1, 5.000%, 07/25/2018	653,221	661,207
Series 2004-7, Class 4A1, 5.000%, 08/25/2019	1,652,674	1,692,454
Series 2005-10, Class 5A1, 5.250%, 11/25/2020	366,790	373,499
Series 2003-11, Class 2A1, 6.000%, 01/25/2034	471,476	490,507
Series 2005-11, Class 1CB4, 5.500%, 12/25/2035 §	177,240	160,836
Bear Stearns ALT-A Trust:
Series 2004-4, Class A1, 1.022%, 06/25/2034	3,806,788	3,645,444
Series 2005-4, Class 1A1, 0.862%, 04/25/2035	9,951,591	9,589,426
Bear Stearns Asset Backed Securities I Trust,
Series 2004-AC2, Class 2A, 5.000%, 05/25/2034	739,528	744,361
Chase Mortgage Finance Trust,
Series 2006-A1, Class 2A3, 2.656%, 09/25/2036 §	2,498,635	2,222,914
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-9, Class 2A2, 5.500%, 11/25/2035 §	213,405	204,271
Countrywide Alternative Loan Trust:
Series 2006-J5, Class 3A1, 4.810%, 07/25/2021	220,734	219,549
Series 2002-11, Class A4, 6.250%, 10/25/2032	30,236	30,895
Series 2003-20CB, Class 1A1, 5.500%, 10/25/2033	4,669,399	4,766,475
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2003-AR26, Class 8A1, 2.613%, 11/25/2033	14,762,694	14,938,295
First Horizon Alternative Mortgage Securities Trust:
Series 2005-FA7, Class 2A1, 5.000%, 09/25/2020	148,683	151,222
Series 2006-FA6, Class 3A1, 5.750%, 11/25/2021	226,711	228,026
Series 2006-FA8, Class 2A1, 5.750%, 02/25/2037 §	824,215	713,386
GSAA Home Equity Trust,
Series 2004-6, Class A1, 1.222%, 06/25/2034	3,287,653	3,189,981
Impac CMB Trust:
Series 2004-4, Class 2A2, 4.987%, 09/25/2034	130,167	130,902
Series 2004-5, Class 1A2, 1.122%, 10/25/2034	8,564,429	8,286,715
J.P. Morgan Alternative Loan Trust,
Series 2006-A1, Class 2A1, 2.595%, 03/25/2036 §	481,363	402,574
J.P. Morgan Mortgage Trust:
Series 2005-A4, Class 1A1, 2.534%, 07/25/2035	2,437,617	2,407,398
Series 2007-A1, Class 5A2, 2.726%, 07/25/2035	6,371,575	6,467,912
Series 2007-A1, Class 5A5, 2.726%, 07/25/2035	9,647,596	9,807,885
Series 2006-A7, Class 2A4R, 2.919%, 01/25/2037	1,244,926	1,093,005
Series 2006-A7, Class 2A2, 2.919%, 01/25/2037	291,385	255,826
Series 2007-A2, Class 2A3, 2.670%, 04/25/2037 §	3,233,975	2,836,192
MASTR Alternative Loan Trust:
Series 2004-2, Class 6A1, 5.250%, 12/25/2018	2,134,784	2,199,480
Series 2004-1, Class 1A1, 5.000%, 01/25/2019	313,235	316,967
Series 2004-2, Class 4A1, 5.000%, 02/25/2019	17,348	17,708
Series 2004-4, Class 4A1, 5.000%, 04/25/2019	262,137	266,401
Series 2003-5, Class 6A1, 6.000%, 08/25/2033	366,064	388,490
Merrill Lynch Mortgage Investors Trust:
Series 2004-F, Class A1A, 1.936%, 12/25/2029	11,298,207	11,353,931
Series 2005-A10, Class A, 0.632%, 02/25/2036	28,096,310	25,921,341
MortgageIT Trust:
Series 2005-2, Class 1A1, 0.682%, 05/25/2035	3,775,595	3,604,714
Series 2005-3, Class A1, 0.722%, 08/25/2035	8,225,271	7,613,837
RALI Series Trust,
Series 2004-QS6, Class A1, 5.000%, 05/25/2019	126,584	127,960
RFMSI Series Trust,
Series 2003-S11, Class A2, 4.000%, 06/25/2018	5,596	5,559
Salomon Brothers Mortgage Securities VII, Inc.,
Series 2003-UP2, Class A2, 7.000%, 06/25/2033	270,928	277,758
Structured Adjustable Rate Mortgage Loan Trust:
Series 2004-12, Class 3A1, 2.540%, 09/25/2034	8,944,574	8,871,961
Series 2004-16, Class 1A2, 2.609%, 11/25/2034	12,765,391	12,787,820
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2005-7XS, Class 1A4B, 5.440%, 04/25/2035	188,460	197,390
Thornburg Mortgage Securities Trust,
Series 2003-5, Class 3A, 2.363%, 10/25/2043	28,382,802	28,572,187
WaMu Mortgage Pass-Through Certificates:
Series 2004-CB1, Class 5A, 5.000%, 06/25/2019	322,492	328,972
Series 2004-CB2, Class 7A, 5.500%, 08/25/2019	581,573	594,793
Series 2004-CB3, Class 3A, 5.500%, 10/25/2019	52,712	54,293
Series 2004-CB3, Class 4A, 6.000%, 10/25/2019	195,326	203,070
Series 2004-CB4, Class 21A, 5.500%, 12/25/2019	137,606	141,372
Series 2004-CB2, Class 3A, 6.000%, 08/25/2034	10,210,541	10,896,996
Series 2004-CB3, Class 2A, 6.500%, 10/25/2034	6,125,791	6,677,838
Series 2004-AR14, Class A1, 2.582%, 01/25/2035	12,937,204	12,996,051
Wells Fargo Mortgage Backed Securities,
Series 2005-AR10, Class 2A17, 2.738%, 06/25/2035	29,781,739	30,287,695
		245,772,357	3.7%
Asset Backed Securities
Accredited Mortgage Loan Trust:
Series 2006-1, Class A3, 0.602%, 04/25/2036	5,908,605	5,872,885
Series 2006-2, Class A3, 0.572%, 09/25/2036	16,301,396	16,112,564
Argent Securities Inc Asset-Backed Pass-Through Certificates,
Series 2005-W3, Class A2D, 0.762%, 11/25/2035	7,048,181	6,837,770
Asset Backed Securities Corp. Home Equity Loan Trust,
Series 2006-HE1, Class A3, 0.622%, 01/25/2036	16,614,099	16,192,991
Bayview Financial Acquisition Trust,
Series 2007-A, Class 1A2, 6.205%, 05/28/2037	106,499	111,525
Bayview Financial Mortgage Pass-Through Trust,
Series 2007-B, Class 1A2, 6.831%, 08/28/2047	2,201,660	1,892,947
Capital Auto Receivables Asset Trust:
Series 2013-1, Class A3, 0.790%, 06/20/2017	1,935,850	1,935,312
Series 2013-4, Class A3, 1.090%, 03/20/2018	35,867,612	35,825,335
Series 2014-1, Class A3, 1.320%, 06/20/2018	12,605,000	12,600,262
Citibank Credit Card Issuance Trust,
Series 2007-A3, Class A3, 6.150%, 06/15/2039	4,166,000	5,289,772
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-HE4, Class A2D, 0.782%, 10/25/2035	9,660,285	9,537,971
Conseco Financial Corp.:
Series 1993-3, Class A7, 6.400%, 10/15/2018	41,616	41,609
Series 1993-4, Class A5, 7.050%, 01/15/2019	16,289	16,619
Series 1998-2, Class A5, 6.240%, 12/01/2028	510,058	523,513
Series 1997-6, Class A8, 7.070%, 01/15/2029	443	444
Series 1998-3, Class A5, 6.220%, 03/01/2030	545,325	568,879
Series 1998-4, Class A5, 6.180%, 04/01/2030	3,047,393	3,243,082
Contimortgage Home Equity Loan Trust,
Series 1997-2, Class A9, 7.090%, 04/15/2028	4	4
Countrywide Asset-Backed Certificates:
Series 2004-S1, Class A3, 5.115%, 02/25/2035	801,929	815,428
Series 2004-15, Class AF6, 4.613%, 04/25/2035	875,123	879,231
Series 2005-1, Class AF6, 5.030%, 07/25/2035	1,696,095	1,724,282
Series 2005-10, Class AF6, 4.579%, 02/25/2036	1,213,224	1,234,634
Series 2005-11, Class AF3, 4.778%, 02/25/2036	5,177,205	5,287,635
Series 2005-13, Class AF3, 4.874%, 04/25/2036 §	2,560,300	2,275,303
Series 2005-17, Class 1AF5, 4.788%, 05/25/2036 §	587,681	786,323
Series 2005-17, Class 1AF2, 4.788%, 05/25/2036 §	83,686	180,087
Series 2006-10, Class 1AF3, 4.778%, 09/25/2046 §	1,151,438	1,026,957
Credit-Based Asset Servicing and Securitization LLC,
Series 2005-CB8, Class AF2, 4.122%, 12/25/2035	230,696	228,035
CWHEQ Home Equity Loan Trust,
Series 2007-S1, Class A6, 5.693%, 11/25/2036	377,571	371,886
Deutsche Mortgage Securities Inc Mortgage Loan Trust,
Series 2004-4, Class 1A6, 6.000%, 04/25/2034	25,226	25,846
First Franklin Mortgage Loan Trust,
Series 2006-FFH1, Class A4, 0.722%, 01/25/2036	4,237,454	4,114,265
Ford Credit Auto Owner Trust,
Series 2014-2, Class A, 2.310%, 04/15/2026 (Acquired 02/20/2015 through 02/23/2015, Cost $18,202,814) *	18,085,000	18,055,308
GE Capital Mortgage Services Inc. Trust,
Series 1999-HE1, Class A7, 6.265%, 04/25/2029	1,296	1,312
GE Mortgage Services LLC,
Series 1997-HE4, Class A7, 6.735%, 12/25/2028 §	72	54
GMACM Mortgage Loan Trust,
Series 2004-GH1, Class A6, 4.810%, 07/25/2035	8,313	8,291
GSAMP Trust:
Series 2005-WMC2, Class A1B, 0.732%, 11/25/2035	14,858,838	14,260,559
Series 2005-WMC2, Class A2C, 0.772%, 11/25/2035	14,773,695	14,248,942
IMC Home Equity Loan Trust,
Series 1997-5, Class A10, 6.880%, 11/20/2028	3,170	3,162
J.P. Morgan Mortgage Acquisition Trust:
Series 2006-CH1, Class A1, 0.552%, 07/25/2036	7,481,482	7,198,141
Series 2007-CH1, Class AV4, 0.552%, 11/25/2036	367,115	366,864
Leaf Receivables Funding 10 LLC,
Series 2015-1, Class A3, 1.490%, 03/15/2018 (Acquired 04/23/2015, Cost $13,997,428) *	14,000,000	13,961,727
Long Beach Mortgage Loan Trust,
Series 2006-WL2, Class 2A3, 0.622%, 01/25/2036	5,096,988	4,919,276
MASTR Asset Backed Securities Trust,
Series 2006-NC1, Class A4, 0.722%, 01/25/2036	13,000,000	12,492,742
Nationstar Home Equity Loan Trust,
Series 2006-B, Class AV3, 0.592%, 09/25/2036	1,081,375	1,081,248
Oakwood Mortgage Investors, Inc.,
Series 1999-B, Class A3, 6.450%, 11/15/2017	34,251	36,366
OneMain Financial Issuance Trust,
Series 2014-2A, Class A, 2.470%, 09/18/2024 (Acquired 11/16/2015, Cost $27,911,697) *	27,997,000	27,941,846
RAAC Series Trust,
Series 2004-SP1, Class AI4, 5.285%, 08/25/2027	14,386	14,614
RAMP Series Trust:
Series 2003-RS7, Class AI6, 5.340%, 08/25/2033	187,150	187,614
Series 2003-RS10, Class AI7, 4.850%, 11/25/2033	4,839	4,860
Series 2005-RS1, Class AI6, 4.713%, 01/25/2035	91,950	92,948
RASC Series Trust:
Series 2003-KS2, Class AI6, 3.990%, 04/25/2033	318,036	317,665
Series 2003-KS5, Class AI6, 3.620%, 07/25/2033	18,094	17,604
Series 2004-KS2, Class AI6, 4.300%, 03/25/2034	38,726	39,118
Renaissance Home Equity Loan Trust,
Series 2007-1, Class AF3, 5.612%, 04/25/2037	2,580,774	1,372,796
Republic Services, Inc.,
Series 2006-KS4, Class A4, 0.662%, 06/25/2036	24,861,643	24,160,124
Securitized Asset Backed Receivables LLC Trust,
Series 2005-OP2, Class A1, 0.747%, 10/25/2035 (Acquired 03/13/2014, Cost $2,070,193) *	2,095,735	2,072,965
Specialty Underwriting & Residential Finance Trust:
Series 2004-BC4, Class A1A, 1.092%, 10/25/2035	3,294,184	3,209,697
Series 2006-BC1, Class A2D, 0.722%, 12/25/2036	4,436,698	4,307,207
Springleaf Funding Trust:
Series 2014-AA, Class A, 2.410%, 12/15/2022 (Acquired 02/10/2015 through 09/03/2015, Cost $18,267,971) *	18,244,000	18,192,178
Series 2013-BA, Class A, 3.920%, 01/16/2023 (Acquired 08/11/2015, Cost $19,996,875) *	20,000,000	20,011,400
Structured Asset Securities Corp.,
Series 2005-WF1, Class A3, 1.082%, 02/25/2035	16,465,865	15,942,524
Synchrony Credit Card Master Note Trust:
Series 2012-3, Class A, 0.781%, 03/15/2020	58,340,000	58,244,929
Series 2015-2, Class A, 1.600%, 04/15/2021	8,625,000	8,563,469
Series 2015-1, Class A, 2.370%, 03/15/2023	12,841,000	12,785,323
TCF Auto Receivables Owner Trust:
Series 2015-1A, Class A2, 1.020%, 08/15/2018 (Acquired 06/03/2015, Cost $22,852,924) *	22,854,240	22,812,682
Series 2015-2A, Class A2, 1.640%, 01/15/2019 (Acquired 11/18/2015, Cost $21,499,925) *	21,500,000	21,469,773
		463,948,724	6.9%
Commercial Mortgage-Backed Securities
Citigroup Commercial Mortgage Trust,
Series 2014-GC19, Class A3, 3.753%, 03/10/2047	11,025,000	11,384,244
COMM Mortgage Trust:
Series 2012-CR1, Class A3, 3.391%, 05/15/2045	7,813,462	8,026,499
Series 2013-CR9, Class A3, 4.022%, 07/10/2045	11,900,000	12,592,469
Series 2012-CR2, Class A4, 3.147%, 08/15/2045	19,660,536	19,843,096
Series 2013-CR10, Class A3, 3.923%, 08/10/2046	13,875,000	14,599,898
Federal National Mortgage Association (FNMA),
Series 2011-M4, Class A2, 3.726%, 06/25/2021	20,000,000	21,311,958
FHLMC Multifamily Structured Pass Through Certificates,
Series K003, Class A4, 5.053%, 01/25/2019	13,175,000	14,340,759
GS Mortgage Securities Corp. II,
Series 2012-GCJ9, Class A3, 2.773%, 11/10/2045	23,297,320	22,917,441
J.P. Morgan Chase Commercial Mortgage Securities Corp.,
Series 2012-LC9, Class A5, 2.840%, 12/15/2047	8,625,059	8,500,620
J.P. Morgan Chase Commercial Mortgage Securities Trust:
Series 2012-C8, Class ASB, 2.379%, 10/15/2045	9,965,000	9,864,242
Series 2013-LC11, Class A5, 2.960%, 04/15/2046	11,802,913	11,618,205
Series 2013-C10, Class ASB, 2.702%, 12/15/2047	10,000,000	9,987,925
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C17, Class A3, 3.928%, 01/15/2047	8,450,000	8,914,192
Series 2014-C25, Class ASB, 3.407%, 11/15/2047	7,138,000	7,248,139
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C5, Class A4, 3.176%, 08/15/2045	27,615,000	28,035,701
Series 2012-C6, Class A4, 2.858%, 11/15/2045	23,670,945	23,564,679
Series 2013-C11, Class A3, 3.960%, 08/15/2046	12,100,000	12,746,253
Series 2013-C12, Class A3, 3.973%, 10/15/2046	22,850,000	24,247,917
Wells Fargo Commercial Mortgage Trust:
Series 2013-LC12, Class A3, 3.986%, 07/15/2046	9,300,000	9,874,444
Series 2015-C27, Class ASB, 3.278%, 02/15/2048	18,000,000	18,113,100
Series 2015-P2, Class A3, 3.541%, 12/15/2048	31,100,000	31,198,755
WFRBS Commercial Mortgage Trust:
Series 2012-C6, Class A4, 3.440%, 04/15/2045	22,864,220	23,482,023
Series 2013-C18, Class A4, 3.896%, 12/15/2046	11,800,000	12,313,283
Series 2014-C21, Class A5, 3.678%, 08/15/2047	11,254,000	11,512,089
Series 2014-C24, Class A4, 3.343%, 11/15/2047	10,330,000	10,285,799
Series 2014-C23, Class ASB, 3.636%, 10/15/2057	6,920,000	7,125,344
		393,649,074	5.8%
Total Long-Term Investments (Cost $6,788,667,834)		6,714,337,232	99.5%

	Shares
SHORT-TERM INVESTMENTS
Money Market Mutual Funds
Dreyfus Cash Advantage Fund, 0.26% «	26,346,923	26,346,923
Short-Term Investments Trust - Liquid Assets Portfolio, 0.29% «	134,000,000	134,000,000
Total Short-Term Investments (Cost $160,346,923)		160,346,923	2.4%

INVESTMENT PURCHASED WITH CASH PROCEEDS FROM
SECURITIES LENDING
Investment Company
Mount Vernon Securities Lending Trust Prime Portfolio, 0.49% «	182,206,644	182,206,644
Total Investment Company (Cost $182,206,644)		182,206,644	2.7%
Total Investment Purchased with Cash Proceeds From
Securities Lending (Cost $182,206,644)		182,206,644	2.7%
Total Investments (Cost $7,131,221,401)		7,056,890,799	104.6%
Liabilities in Excess of Other Assets		(308,827,979)	(4.6)%
TOTAL NET ASSETS		$ 6,748,062,820	100.0%

Notes to Schedule of Investments
*
Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid.  Purchased in a private placement transaction; resale to the public may require registration or or may extend only to qualified institutional buyers.  At December 31, 2015, the value of these securities total $992,044,292, which represents 14.70% of total net assets.

@	This security or portion of this security is out on loan at December 31, 2015.
f	Foreign Security
§	Security in Default
^	Non-Income Producing
«	7-Day Yield

Baird Core Plus Bond Fund
Schedule of Investments
December 31, 2015

	Principal		% of
	Amount	Value	Net Assets
LONG-TERM INVESTMENTS
U.S. Treasury Securities
U.S. Treasury Bonds:
1.250%, 04/30/2019	$ 54,125,000	$ 53,780,386
2.625%, 08/15/2020	395,825,000	411,178,656
1.750%, 03/31/2022 @	104,975,000	103,359,330
2.500%, 05/15/2024	143,950,000	147,093,292
3.500%, 02/15/2039 @	534,645,000	591,367,627
2.500%, 02/15/2045	26,550,000	23,828,625
		1,330,607,916	14.2%
Corporate Bonds
Finance
Abbey National Treasury Services PLC,
4.000%, 03/13/2024 @ f	7,700,000	8,030,191
ABN AMRO Bank NV:
4.250%, 02/02/2017 (Acquired 01/30/2012, Cost $4,995,100) * f	5,000,000	5,134,455
2.500%, 10/30/2018 (Acquired 10/23/2013 through 10/24/2014, Cost $6,807,485) * f	6,750,000	6,792,977
2.450%, 06/04/2020 (Acquired 05/28/2015, Cost $12,771,840) * f	12,800,000	12,690,074
4.750%, 07/28/2025 (Acquired 07/21/2015, Cost $9,973,200) * f	10,000,000	9,967,000
AIA Group Ltd.,
3.200%, 03/11/2025 (Acquired 03/04/2015, Cost $8,988,570) * f	9,000,000	8,686,998
AIG SunAmerica Global Financing X,
6.900%, 03/15/2032 (Acquired 11/10/2011, Cost $2,122,852) *	2,000,000	2,567,086
Ally Financial, Inc.:
5.500%, 02/15/2017	7,275,000	7,493,250
3.600%, 05/21/2018	7,000,000	7,000,000
3.250%, 11/05/2018	8,000,000	7,850,000
8.000%, 12/31/2018	1,206,000	1,320,570
3.750%, 11/18/2019 @	18,200,000	17,949,750
5.125%, 09/30/2024 @	3,000,000	3,071,250
American Express Credit Corp.,
0.852%, 08/15/2019	7,450,000	7,288,231
American International Group, Inc.:
6.400%, 12/15/2020	3,500,000	4,037,722
4.875%, 06/01/2022	10,625,000	11,474,363
3.750%, 07/10/2025	11,400,000	11,298,084
3.875%, 01/15/2035	5,000,000	4,410,160
6.820%, 11/15/2037	4,173,000	4,985,579
AmSouth Bancorporation,
6.750%, 11/01/2025	710,000	805,862
ANZ New Zealand (Int'l) Ltd.,
1.750%, 03/29/2018 (Acquired 03/24/2015, Cost $6,149,262) * f	6,150,000	6,108,082
Australia & New Zealand Banking Group Ltd./New York NY,
3.700%, 11/16/2025 f	7,875,000	8,078,577
Australia and New Zealand Banking Group Ltd.,
4.500%, 03/19/2024 (Acquired 03/12/2014, Cost $8,987,760) * @ f	9,000,000	9,031,968
Banco Santander (Brasil) SA,
4.625%, 02/13/2017 (Acquired 02/06/2012, Cost $994,140) * f	1,000,000	1,008,500
Bank of America Corp.:
6.875%, 04/25/2018	1,250,000	1,379,071
7.625%, 06/01/2019	7,735,000	8,959,590
2.625%, 10/19/2020 @	4,500,000	4,443,395
3.300%, 01/11/2023	9,450,000	9,301,871
7.750%, 05/14/2038	725,000	983,667
BanPonce Trust I,
Series A, 8.327%, 02/01/2027	2,310,000	2,184,532
Barclays Bank PLC:
6.750%, 05/22/2019 f	9,850,000	11,198,199
3.750%, 05/15/2024 f	1,450,000	1,477,946
Barclays PLC:
2.750%, 11/08/2019 f	7,000,000	6,974,429
3.650%, 03/16/2025 f	8,000,000	7,688,200
BB&T Corp.:
2.450%, 01/15/2020	15,000,000	15,100,515
2.625%, 06/29/2020	13,000,000	13,075,582
Berkshire Hathaway Finance Corp.,
4.400%, 05/15/2042	3,500,000	3,465,430
BNP Paribas SA:
0.804%, 05/07/2017 f	6,500,000	6,493,045
2.375%, 09/14/2017 f	3,000,000	3,035,637
5.000%, 01/15/2021 f	5,000,000	5,532,410
3.250%, 03/03/2023 f	4,000,000	3,994,844
BNZ International Funding Ltd.,
2.350%, 03/04/2019 (Acquired 09/03/2014 through 11/03/2014, Cost $13,752,630) * f	13,775,000	13,694,155
BOKF NA,
1.052%, 05/15/2017	3,000,000	2,987,391
BPCE:
2.500%, 12/10/2018 f	5,500,000	5,546,607
2.250%, 01/27/2020 @ f	4,000,000	3,943,824
5.700%, 10/22/2023 (Acquired 10/15/2013 through 11/10/2014, Cost $29,964,323) * f	28,500,000	29,923,432
Caisse Centrale Desjardins:
1.550%, 09/12/2017 (Acquired 07/07/2015, Cost $6,008,485) * f	6,000,000	5,960,856
0.989%, 01/29/2018 (Acquired 01/26/2015, Cost $28,875,000) * f	28,875,000	28,818,549
Capital One Bank (USA) National Association,
3.375%, 02/15/2023 @	22,082,000	21,608,937
Capital One Financial Corp.:
6.150%, 09/01/2016	4,425,000	4,559,454
2.450%, 04/24/2019	3,975,000	3,982,262
Capital One NA,
1.650%, 02/05/2018	8,400,000	8,316,890
CIT Group, Inc.:
4.250%, 08/15/2017	1,000,000	1,022,500
5.500%, 02/15/2019 (Acquired 02/02/2012, Cost $500,000) * @	500,000	522,500
5.000%, 08/01/2023	5,000,000	5,075,000
Citigroup, Inc.:
1.850%, 11/24/2017	11,500,000	11,483,026
1.700%, 04/27/2018	12,650,000	12,524,601
2.050%, 12/07/2018	12,550,000	12,483,698
2.400%, 02/18/2020 @	8,000,000	7,906,400
Citizens Bank, National Association,
2.450%, 12/04/2019	36,000,000	35,415,396
CNA Financial Corp.:
7.350%, 11/15/2019	1,175,000	1,352,809
5.875%, 08/15/2020	6,839,000	7,579,575
5.750%, 08/15/2021	9,177,000	10,271,256
7.250%, 11/15/2023	7,400,000	8,746,253
CNO Financial Group, Inc.:
4.500%, 05/30/2020	5,000,000	5,100,000
5.250%, 05/30/2025	18,640,000	18,966,200
Comerica Bank:
5.200%, 08/22/2017	5,980,000	6,273,504
4.000%, 07/27/2025	21,425,000	21,718,501
Commonwealth Bank of Australia,
5.000%, 10/15/2019 (Acquired 03/02/2012 through 08/16/2012, Cost $6,185,164) * f	5,900,000	6,441,632
Compass Bank:
2.750%, 09/29/2019	32,720,000	32,392,669
3.875%, 04/10/2025	10,200,000	9,349,014
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
1.700%, 03/19/2018 f	5,250,000	5,247,333
Countrywide Financial Corp.,
6.250%, 05/15/2016	2,100,000	2,135,398
Credit Mutuel-CIC Home Loan SFH,
1.500%, 11/16/2017 (Acquired 11/08/2012, Cost $4,981,300) * f	5,000,000	4,982,885
Credit Suisse:
1.700%, 04/27/2018 f	5,800,000	5,758,356
5.300%, 08/13/2019 f	6,966,000	7,692,414
3.000%, 10/29/2021 f	12,600,000	12,549,865
Credit Suisse Group Funding Guernsey Ltd.:
3.800%, 09/15/2022 (Acquired 09/10/2015, Cost $8,485,465) * f	8,500,000	8,493,293
3.750%, 03/26/2025 (Acquired 03/23/2015, Cost $14,964,000) * f	15,000,000	14,509,260
Deutsche Bank AG:
3.250%, 01/11/2016 f	2,000,000	2,000,750
0.969%, 02/13/2017 f	9,729,000	9,667,931
1.039%, 02/13/2018 f	9,000,000	8,957,601
1.875%, 02/13/2018 f	8,494,000	8,421,775
2.950%, 08/20/2020 f	8,625,000	8,637,748
Discover Bank:
8.700%, 11/18/2019	3,237,000	3,829,475
3.100%, 06/04/2020	12,000,000	12,027,228
Discover Financial Services,
3.950%, 11/06/2024	25,000,000	24,643,950
Fifth Third Bancorp:
0.990%, 12/20/2016	9,585,000	9,547,494
2.150%, 08/20/2018	7,200,000	7,220,506
2.875%, 07/27/2020	9,250,000	9,239,732
First Horizon National Corp.,
3.500%, 12/15/2020	4,000,000	3,965,264
First Tennessee Bank National Association,
2.950%, 12/01/2019	12,000,000	11,908,716
FMR LLC:
4.950%, 02/01/2033 (Acquired 01/29/2013 through 12/23/2014, Cost $4,398,740) *	4,235,000	4,420,807
6.500%, 12/14/2040 (Acquired 04/04/2013 through 10/28/2013, Cost $2,269,329) *	1,820,000	2,266,697
GE Capital International Funding Co.:
0.964%, 04/15/2016 f	8,111,000	8,114,658
2.342%, 11/15/2020 (Acquired 01/29/2010 through 01/06/2015, Cost $22,442,663) * f	24,096,000	23,895,039
Genworth Holdings, Inc.,
7.625%, 09/24/2021	1,000,000	830,450
Goldman Sachs Capital I,
6.345%, 02/15/2034	125,000	146,236
Highmark, Inc.,
4.750%, 05/15/2021 (Acquired 07/30/2014, Cost $7,849,917) *	7,800,000	7,922,093
HSBC Bank USA, National Association,
6.000%, 08/09/2017	2,720,000	2,893,381
HSBC Finance Corp.:
5.500%, 01/19/2016	2,420,000	2,423,966
6.676%, 01/15/2021	24,693,000	28,339,564
HSBC USA, Inc.,
2.350%, 03/05/2020	2,750,000	2,718,031
Humana, Inc.,
7.200%, 06/15/2018	800,000	895,134
ING Bank NV:
4.000%, 03/15/2016 (Acquired 03/08/2011 through 09/20/2011, Cost $1,599,301) * f	1,600,000	1,610,048
3.750%, 03/07/2017 (Acquired 02/29/2012 through 04/24/2013, Cost $4,980,124) * f	5,000,000	5,122,470
2.050%, 08/17/2018 (Acquired 08/10/2015, Cost $4,122,484) * f	4,125,000	4,121,151
2.450%, 03/16/2020 (Acquired 03/10/2015, Cost $9,257,656) * f	9,275,000	9,246,229
5.000%, 06/09/2021 (Acquired 10/12/2011, Cost $2,468,800) * f	2,500,000	2,751,610
5.800%, 09/25/2023 (Acquired 01/14/2014, Cost $2,931,563) * f	2,800,000	3,042,116
Invesco Finance PLC,
3.125%, 11/30/2022 f	5,500,000	5,422,137
iStar Financial, Inc.,
5.850%, 03/15/2017	500,000	508,750
J.P. Morgan Chase & Co.:
0.870%, 04/25/2018	2,300,000	2,283,939
2.200%, 10/22/2019	3,500,000	3,471,654
4.250%, 10/15/2020	8,100,000	8,592,837
4.350%, 08/15/2021	2,400,000	2,554,159
4.500%, 01/24/2022	4,400,000	4,745,866
3.200%, 01/25/2023	5,350,000	5,332,532
3.125%, 01/23/2025	21,850,000	21,255,702
Jefferies Group LLC,
6.450%, 06/08/2027	1,000,000	1,056,856
John Hancock Life Insurance Co.,
7.375%, 02/15/2024 (Acquired 08/26/2010 through 04/11/2013, Cost $11,730,194) *	9,765,000	11,592,090
Kemper Corp.,
6.000%, 05/15/2017	1,000,000	1,038,867
KeyBank National Association:
4.625%, 06/15/2018	2,670,000	2,796,326
2.250%, 03/16/2020	9,425,000	9,319,562
KeyCorp,
2.900%, 09/15/2020	17,200,000	17,135,345
Kookmin Bank,
1.625%, 07/14/2017 (Acquired 07/07/2014, Cost $4,985,900) * f	5,000,000	4,975,035
LeasePlan Corp. NV:
3.000%, 10/23/2017 (Acquired 10/15/2012 through 02/07/2013, Cost $10,025,338) * f	10,000,000	10,030,240
2.500%, 05/16/2018 (Acquired 05/07/2013 through 08/27/2015, Cost $35,345,389) * f	35,204,000	34,671,469
2.875%, 01/22/2019 (Acquired 10/14/2015, Cost $4,996,900) * f	5,000,000	4,935,625
Liberty Mutual Group, Inc.:
6.500%, 03/15/2035 (Acquired 09/29/2008 through 04/16/2013, Cost $699,856) *	700,000	826,068
10.750%, 06/15/2058 (Acquired 05/21/2008 through 05/06/2009, Cost $751,517) *	900,000	1,341,000
Liberty Mutual Insurance Co.,
7.697%, 10/15/2097 (Acquired 03/26/2003, Cost $240,082) *	375,000	462,865
Lincoln National Corp.:
8.750%, 07/01/2019	11,378,000	13,665,149
6.050%, 04/20/2067	930,000	725,400
Lloyds Bank PLC:
4.200%, 03/28/2017 f	2,000,000	2,061,460
0.912%, 05/14/2018 f	3,200,000	3,176,787
5.800%, 01/13/2020 (Acquired 01/05/2010 through 01/19/2012, Cost $6,389,016) * f	6,350,000	7,120,020
2.400%, 03/17/2020 f	6,700,000	6,655,472
Macquarie Bank Ltd.:
2.000%, 08/15/2016 (Acquired 09/27/2013, Cost $3,504,526) * f	3,500,000	3,513,317
0.953%, 10/27/2017 (Acquired 10/22/2014, Cost $8,000,000) * f	8,000,000	7,962,600
1.600%, 10/27/2017 (Acquired 10/22/2014, Cost $7,595,364) * f	7,600,000	7,544,566
2.400%, 01/21/2020 (Acquired 01/14/2015, Cost $12,971,400) * f	13,000,000	12,878,502
Macquarie Group Ltd.:
4.875%, 08/10/2017 (Acquired 10/30/2014, Cost $1,046,919) * f	1,000,000	1,034,993
7.625%, 08/13/2019 (Acquired 12/15/2014, Cost $2,868,870) * f	2,467,000	2,825,169
Manufacturers & Traders Trust Co.,
2.100%, 02/06/2020	8,000,000	7,856,968
Manufacturers And Traders Trust Co.:
6.625%, 12/04/2017	1,120,000	1,217,145
1.637%, 12/28/2020	9,483,000	9,471,687
Manulife Financial Corp.,
4.900%, 09/17/2020 f	2,784,000	3,030,145
Marsh & McLennan Cos., Inc.:
4.800%, 07/15/2021	1,000,000	1,088,495
3.750%, 03/14/2026	9,225,000	9,237,186
Massachusetts Mutual Life Insurance Co.:
7.625%, 11/15/2023 (Acquired 10/10/2012, Cost $4,061,574) *	3,184,000	3,909,513
8.875%, 06/01/2039 (Acquired 10/03/2012 through 07/21/2015, Cost $41,922,855) *	27,415,000	39,809,321
MBIA Insurance Corp.,
11.581%, 01/15/2033 (Acquired 01/11/2008, Cost $700,000) * §	700,000	131,250
MetLife Capital Trust IV,
7.875%, 12/15/2037 (Acquired 03/26/2012 through 04/05/2013, Cost $1,043,860) *	900,000	1,098,000
MetLife, Inc.:
7.717%, 02/15/2019	1,157,000	1,344,215
4.050%, 03/01/2045 @	6,400,000	5,939,143
4.600%, 05/13/2046	6,000,000	6,039,684
Metropolitan Life Global Funding I,
3.875%, 04/11/2022 (Acquired 12/18/2012, Cost $1,591,856) *	1,500,000	1,564,703
Mizuho Bank Ltd.:
1.850%, 03/21/2018 (Acquired 03/14/2013, Cost $1,847,447) * f	1,850,000	1,840,049
2.650%, 09/25/2019 (Acquired 09/18/2014, Cost $4,991,400) * f	5,000,000	5,024,745
2.400%, 03/26/2020 (Acquired 03/19/2015, Cost $19,974,800) * f	20,000,000	19,794,460
Morgan Stanley:
5.450%, 01/09/2017	2,000,000	2,076,096
6.625%, 04/01/2018	1,275,000	1,398,076
7.300%, 05/13/2019	4,675,000	5,370,214
2.375%, 07/23/2019	2,000,000	1,993,298
5.625%, 09/23/2019	10,100,000	11,146,350
2.650%, 01/27/2020	7,000,000	6,980,967
3.750%, 02/25/2023	1,000,000	1,024,266
3.700%, 10/23/2024	5,000,000	5,024,045
4.000%, 07/23/2025 @	2,500,000	2,574,435
MUFG Americas Holdings Corp.:
2.250%, 02/10/2020	7,000,000	6,882,862
3.500%, 06/18/2022	1,150,000	1,166,236
National Australia Bank Ltd.:
2.750%, 03/09/2017 f	6,000,000	6,100,566
1.875%, 07/23/2018 f	6,000,000	5,981,574
National City Bank,
5.800%, 06/07/2017	6,170,000	6,504,895
Nationwide Building Society:
2.350%, 01/21/2020 (Acquired 01/12/2015, Cost $13,770,454) * f	13,775,000	13,682,377
3.900%, 07/21/2025 (Acquired 07/14/2015, Cost $8,069,463) * f	8,100,000	8,355,093
Nationwide Financial Services, Inc.,
5.375%, 03/25/2021 (Acquired 02/05/2015 through 05/08/2015, Cost $16,507,892) *	14,788,000	16,189,193
Nationwide Mutual Insurance Co.:
7.875%, 04/01/2033 (Acquired 10/13/2009, Cost $91,042) *	100,000	128,530
9.375%, 08/15/2039 (Acquired 10/06/2015, Cost $8,589,816) *	5,665,000	8,222,396
Navient LLC,
5.625%, 08/01/2033	50,000	33,500
New England Mutual Life Insurance Co.,
7.875%, 02/15/2024 (Acquired 11/07/2012, Cost $4,109,837) *	3,200,000	3,952,842
Nippon Life Insurance Co.,
5.000%, 10/18/2042 (Acquired 10/11/2012, Cost $2,000,000) * f	2,000,000	2,090,000
Nomura Holdings, Inc.:
2.000%, 09/13/2016 f	3,000,000	3,012,060
2.750%, 03/19/2019 f	11,268,000	11,328,791
6.700%, 03/04/2020 f	2,525,000	2,911,719
Nordea Bank AB,
3.125%, 03/20/2017 (Acquired 03/14/2012 through 05/09/2012, Cost $8,011,429) * f	8,000,000	8,157,840
Peachtree Corners Funding Trust,
3.976%, 02/15/2025 (Acquired 03/10/2015, Cost $16,000,000) *	16,000,000	15,884,464
Principal Financial Group, Inc.:
3.300%, 09/15/2022	1,000,000	997,559
3.125%, 05/15/2023 @	3,550,000	3,478,056
Principal Life Global Funding II,
2.200%, 04/08/2020 (Acquired 03/31/2015, Cost $7,989,440) *	8,000,000	7,929,592
Protective Life Corp.,
2.700%, 11/25/2020 (Acquired 11/19/2015, Cost $10,715,562) *	10,725,000	10,718,897
Prudential Financial, Inc.,
6.000%, 12/01/2017	2,000,000	2,147,642
Rabobank Nederland,
3.875%, 02/08/2022 f	4,150,000	4,379,844
Raymond James Financial, Inc.,
8.600%, 08/15/2019	14,527,000	17,322,314
Regions Bank,
7.500%, 05/15/2018	15,864,000	17,627,125
Reliance Standard Life Global Funding II:
2.500%, 01/15/2020 (Acquired 01/07/2015, Cost $13,952,260) *	14,000,000	13,867,924
2.375%, 05/04/2020 (Acquired 04/27/2015, Cost $14,356,224) *	14,400,000	14,087,981
Royal Bank of Canada,
0.581%, 10/13/2017 f	9,000,000	8,969,202
Santander Bank NA,
8.750%, 05/30/2018	7,034,000	7,938,889
Santander Issuances SAU,
5.179%, 11/19/2025 f	6,150,000	6,056,815
Santander UK PLC,
5.000%, 11/07/2023 (Acquired 10/31/2013 through 01/27/2015, Cost $24,351,733) * f	22,975,000	23,915,849
Simon Property Group LP,
1.500%, 02/01/2018 (Acquired 12/10/2012, Cost $11,962,200) *	12,000,000	11,901,696
Societe Generale:
5.200%, 04/15/2021 (Acquired 09/20/2011 through 02/13/2013, Cost $9,998,053) * @ f	10,100,000	11,334,493
5.000%, 01/17/2024 (Acquired 01/14/2014, Cost $2,972,790) * f	3,000,000	3,057,912
4.250%, 04/14/2025 (Acquired 04/08/2015, Cost $11,812,680) * @ f	12,000,000	11,324,556
Societe Generale SA,
4.750%, 11/24/2025 (Acquired 11/17/2015, Cost $10,759,176) * f	10,800,000	10,450,469
SpareBank 1 Boligkreditt AS,
1.750%, 11/15/2019 (Acquired 11/07/2012, Cost $4,961,150) * f	5,000,000	4,895,485
Springleaf Finance Corp.,
6.900%, 12/15/2017	1,000,000	1,035,000
Standard Chartered PLC:
1.700%, 04/17/2018 (Acquired 04/13/2015, Cost $9,988,900) * f	10,000,000	9,898,800
5.700%, 03/26/2044 (Acquired 03/21/2014 through 05/01/2014, Cost $14,102,738) * @ f	14,000,000	14,011,298
Stifel Financial Corp.:
3.500%, 12/01/2020	5,000,000	4,942,475
4.250%, 07/18/2024 @	13,115,000	13,030,356
Sumitomo Mitsui Banking Corp.:
1.950%, 07/23/2018 f	4,000,000	3,981,400
2.250%, 07/11/2019 f	12,050,000	11,968,650
2.450%, 01/16/2020 f	12,200,000	12,130,728
3.000%, 01/18/2023 f	2,500,000	2,457,253
SunTrust Bank,
7.250%, 03/15/2018	5,682,000	6,282,110
SunTrust Banks, Inc.,
3.500%, 01/20/2017	4,950,000	5,035,437
SUSA Partnership LP,
8.200%, 06/01/2017	1,000,000	1,081,887
Svenska Handelsbanken AB,
2.875%, 04/04/2017 f	2,425,000	2,466,695
Swedbank AB,
2.125%, 09/29/2017 (Acquired 09/24/2012, Cost $2,995,470) * f	3,000,000	3,013,956
Symetra Financial Corp.,
6.125%, 04/01/2016 (Acquired 10/12/2010 through 12/12/2014, Cost $7,177,459) *	7,127,000	7,200,451
Synchrony Financial:
3.750%, 08/15/2021	16,650,000	16,631,785
4.250%, 08/15/2024	24,225,000	23,897,042
4.500%, 07/23/2025	4,600,000	4,589,107
TD Ameritrade Holding Corp.,
5.600%, 12/01/2019	1,000,000	1,114,256
The Bank of Nova Scotia,
1.700%, 06/11/2018 f	15,325,000	15,266,872
The Bank of Tokyo-Mitsubishi UFJ Ltd.:
0.701%, 07/15/2016 f	10,000,000	10,006,050
2.350%, 02/23/2017 (Acquired 02/14/2012, Cost $5,996,640) * f	6,000,000	6,041,886
0.897%, 03/10/2017 (Acquired 11/12/2014, Cost $5,003,145) * f	5,000,000	4,993,425
2.300%, 03/05/2020 (Acquired 02/25/2015, Cost $7,844,819) * f	7,850,000	7,737,886
The Bear Stearns Companies LLC,
7.250%, 02/01/2018	2,250,000	2,481,948
The Chubb Corp.,
6.375%, 04/15/2037	1,320,000	1,267,636
The Goldman Sachs Group, Inc.:
5.950%, 01/18/2018	3,000,000	3,230,931
6.150%, 04/01/2018	6,500,000	7,058,454
7.500%, 02/15/2019	1,825,000	2,088,276
2.550%, 10/23/2019	4,000,000	3,998,436
5.250%, 07/27/2021	1,000,000	1,105,620
5.750%, 01/24/2022	8,100,000	9,211,490
2.012%, 11/29/2023	10,000,000	10,088,750
3.500%, 01/23/2025	9,250,000	9,091,020
6.750%, 10/01/2037	300,000	350,681
The Guardian Life Insurance Co. of America:
7.375%, 09/30/2039 (Acquired 08/27/2015, Cost $8,456,327) *	6,507,000	8,290,744
4.875%, 06/19/2064 (Acquired 06/16/2014, Cost $2,989,950) *	3,000,000	2,848,095
The Hartford Financial Services Group, Inc.:
5.375%, 03/15/2017	2,913,000	3,038,230
5.125%, 04/15/2022	6,097,000	6,695,811
8.125%, 06/15/2038	1,365,000	1,492,968
The Huntington National Bank:
2.000%, 06/30/2018	13,000,000	12,918,126
2.200%, 11/06/2018	5,000,000	4,986,180
2.875%, 08/20/2020	12,000,000	11,908,104
Torchmark Corp.,
3.800%, 09/15/2022	1,275,000	1,259,782
UBS AG:
1.375%, 08/14/2017 f	3,000,000	2,981,490
1.800%, 03/26/2018 f	14,500,000	14,475,727
UBS Group Funding Jersey Ltd.,
2.034%, 09/24/2020 (Acquired 09/21/2015, Cost $26,350,000) * f	26,350,000	26,444,597
UnitedHealth Group, Inc.,
4.625%, 07/15/2035	12,175,000	12,639,087
Voya Financial, Inc.,
5.500%, 07/15/2022	22,944,000	25,674,015
Wells Fargo & Co.:
Series N, 2.150%, 01/30/2020	7,000,000	6,938,673
2.600%, 07/22/2020	8,950,000	8,927,070
3.000%, 02/19/2025	5,000,000	4,863,295
Wells Fargo Bank, National Association,
6.000%, 11/15/2017	8,322,000	8,975,493
Westpac Banking Corp.:
2.000%, 08/14/2017 @ f	8,000,000	8,049,968
4.875%, 11/19/2019 f	636,000	692,775
Willis Group Holdings PLC,
5.750%, 03/15/2021 f	20,329,000	22,465,883
Willis North America, Inc.,
7.000%, 09/29/2019	16,003,000	17,935,138
		2,054,305,988	21.9%

Utility
Appalachian Power Co.,
Series P, 6.700%, 08/15/2037	1,275,000	1,526,612
Arizona Public Service Co.,
8.750%, 03/01/2019	1,150,000	1,365,634
Berkshire Hathaway Energy Co.,
3.500%, 02/01/2025	7,000,000	6,941,431
CMS Energy Corp.,
5.050%, 03/15/2022	1,000,000	1,087,541
Consolidated Edison Co. of New York, Inc.,
4.625%, 12/01/2054	7,600,000	7,478,028
Dominion Resources, Inc.:
2.500%, 12/01/2019	5,225,000	5,205,688
Series B, 5.950%, 06/15/2035	1,880,000	2,087,184
EDP Finance BV:
4.900%, 10/01/2019 (Acquired 02/04/2015, Cost $1,646,747) * f	1,564,000	1,610,613
4.125%, 01/15/2020 (Acquired 03/03/2015 through 03/04/2015, Cost $9,115,579) * f	8,816,000	8,836,277
ENEL Finance International NV,
6.800%, 09/15/2037 (Acquired 09/13/2007 through 09/29/2008, Cost $498,897) * f	500,000	610,493
Exelon Corp.:
3.950%, 06/15/2025 (Acquired 06/08/2015, Cost $6,022,472) *	6,050,000	6,041,954
5.100%, 06/15/2045 (Acquired 06/08/2015, Cost $5,840,573) *	5,875,000	5,917,852
Exelon Generation Co. LLC:
6.200%, 10/01/2017	4,350,000	4,641,106
5.600%, 06/15/2042	6,100,000	5,680,137
IPALCO Enterprises, Inc.,
5.000%, 05/01/2018	1,000,000	1,047,500
KeySpan Corp.,
8.000%, 11/15/2030	1,875,000	2,434,914
Mega Advance Investments Ltd.,
5.000%, 05/12/2021 (Acquired 05/09/2011 through 05/23/2012, Cost $2,808,387) * f	2,800,000	2,967,863
National Rural Utilities Cooperative Finance Corp.:
10.375%, 11/01/2018	6,673,000	8,141,007
2.300%, 11/15/2019	5,000,000	4,976,805
2.850%, 01/27/2025	12,875,000	12,534,894
NextEra Energy Capital Holdings, Inc.,
Series D, 7.300%, 09/01/2067	2,600,000	2,484,820
ONEOK, Inc.,
4.250%, 02/01/2022	6,150,000	4,428,000
PPL Energy Supply LLC,
6.200%, 05/15/2016	3,070,000	3,066,162
PSEG Power LLC,
5.320%, 09/15/2016	3,077,000	3,161,467
Public Service Co. of New Mexico,
7.950%, 05/15/2018	6,553,000	7,333,161
RGS I&M Funding Corp.,
Series F*, 9.820%, 06/07/2022	149,587	152,569
Talent Yield Investments Ltd.,
4.500%, 04/25/2022 (Acquired 04/18/2012, Cost $5,958,960) * f	6,000,000	6,214,350
		117,974,062	1.3%
Industrials
21st Century Fox America, Inc.:
6.900%, 03/01/2019	6,659,000	7,563,532
3.700%, 09/15/2024	4,025,000	4,058,230
6.150%, 03/01/2037	9,000,000	10,033,101
4.750%, 09/15/2044 @	1,950,000	1,875,621
A.P. Meoller - Maersk A/S:
2.550%, 09/22/2019 (Acquired 11/24/2014, Cost $10,052,421) * f	10,000,000	9,896,390
3.750%, 09/22/2024 (Acquired 09/15/2014, Cost $4,459,830) * f	4,475,000	4,341,797
AbbVie, Inc.:
1.750%, 11/06/2017	7,450,000	7,435,540
2.000%, 11/06/2018	10,835,000	10,786,752
3.200%, 11/06/2022 @	3,000,000	2,952,999
3.600%, 05/14/2025 @	2,500,000	2,467,337
Access Midstream Partners LP / ACMP Finance Corp.,
6.125%, 07/15/2022	300,000	283,790
Acuity Brands Lighting, Inc.,
6.000%, 12/15/2019	700,000	758,633
Agrium, Inc.,
4.125%, 03/15/2035 f	6,550,000	5,571,744
Alibaba Group Holding Ltd.,
3.125%, 11/28/2021 f	10,000,000	9,698,750
Altera Corp.,
4.100%, 11/15/2023 @	3,000,000	3,123,975
Ameritech Capital Funding Corp.,
6.450%, 01/15/2018	3,175,000	3,418,208
Amgen, Inc.,
4.400%, 05/01/2045 @	8,000,000	7,412,176
Anadarko Petroleum Corp.:
5.950%, 09/15/2016	2,792,000	2,868,939
6.375%, 09/15/2017	968,000	1,015,066
8.700%, 03/15/2019	4,380,000	4,976,346
6.450%, 09/15/2036	4,025,000	3,879,532
Anglo American Capital PLC,
9.375%, 04/08/2019 (Acquired 09/20/2011 through 12/29/2014, Cost $6,511,144) * f	5,600,000	5,040,000
ANR Pipeline Co.,
9.625%, 11/01/2021	9,150,000	11,844,135
Apple, Inc.,
2.150%, 02/09/2022	3,500,000	3,397,191
ArcelorMittal SA:
5.500%, 02/25/2017 f	5,000,000	4,829,500
7.250%, 02/25/2022 @ f	2,000,000	1,610,000
AT&T, Inc.:
6.300%, 01/15/2038	11,000,000	12,037,476
5.550%, 08/15/2041	1,000,000	1,004,871
Ball Corp.,
5.250%, 07/01/2025 @	25,000,000	25,562,500
Bayer US Finance LLC,
2.375%, 10/08/2019 (Acquired 10/01/2014, Cost $14,657,560) *	14,725,000	14,734,247
Beam Suntory, Inc.,
3.250%, 05/15/2022 @	2,000,000	1,966,330
Becton Dickinson and Co.:
6.375%, 08/01/2019	5,000,000	5,644,200
3.250%, 11/12/2020	13,000,000	13,180,505
3.875%, 05/15/2024	7,500,000	7,597,283
3.734%, 12/15/2024	4,900,000	4,941,777
Bemis Co., Inc.,
4.500%, 10/15/2021	1,000,000	1,044,303
Boardwalk Pipelines LP:
5.500%, 02/01/2017	3,175,000	3,217,011
4.950%, 12/15/2024	13,875,000	12,064,729
Boston Scientific Corp.,
2.650%, 10/01/2018 @	10,000,000	10,052,560
BP Capital Markets:
1.233%, 09/26/2018 f	5,000,000	4,946,815
4.750%, 03/10/2019 f	1,500,000	1,603,974
Browning-Ferris Industries, Inc.,
9.250%, 05/01/2021	1,600,000	2,026,182
Bunge Limited Finance Corp.,
8.500%, 06/15/2019	13,690,000	15,844,532
Bunge NA Finance LP,
5.900%, 04/01/2017	4,024,000	4,195,294
Burlington Northern Santa Fe LLC,
4.150%, 04/01/2045 @	3,100,000	2,809,614
Celgene Corp.,
3.550%, 08/15/2022 @	5,730,000	5,785,701
CenturyLink, Inc.,
Series R, 5.150%, 06/15/2017	2,000,000	2,055,000
CF Industries, Inc.:
6.875%, 05/01/2018	5,000,000	5,417,605
3.450%, 06/01/2023	14,745,000	13,724,263
5.375%, 03/15/2044	10,922,000	9,499,049
Charter Communications, Inc.,
6.384%, 10/23/2035 (Acquired 07/09/2015, Cost $5,800,000) *	5,800,000	5,859,920
Chesapeake Energy Corp.:
6.500%, 08/15/2017	4,044,000	2,022,000
3.571%, 04/15/2019	4,500,000	1,260,000
Cliffs Natural Resources, Inc.,
5.950%, 01/15/2018 @	11,579,000	3,068,435
Columbia Pipeline Group, Inc.:
3.300%, 06/01/2020 (Acquired 06/10/2015 through 10/30/2015, Cost $9,949,931) *	9,943,000	9,681,569
4.500%, 06/01/2025 (Acquired 05/19/2015 through 11/30/2015, Cost $13,573,815) *	13,735,000	12,447,206
Comcast Cable Communications Holdings Inc.,
9.455%, 11/15/2022 @	2,030,000	2,802,695
Comcast Corp.:
4.250%, 01/15/2033 @	5,900,000	5,797,488
4.400%, 08/15/2035 @	13,450,000	13,530,135
4.650%, 07/15/2042	2,000,000	2,035,200
Computer Sciences Corp.,
4.450%, 09/15/2022	2,000,000	2,051,530
ConAgra Foods, Inc.:
5.819%, 06/15/2017	8,417,000	8,879,295
1.900%, 01/25/2018	13,569,000	13,493,733
7.000%, 04/15/2019	6,350,000	7,138,327
ConocoPhillips Canada Funding Co. I,
5.950%, 10/15/2036 f	845,000	868,985
Constellation Brands, Inc.:
4.750%, 11/15/2024	100,000	102,000
4.750%, 12/01/2025	1,000,000	1,018,750
Continental Airlines Pass Through Trust,
Series 974A, 6.900%, 01/02/2018	20,183	20,586
Cox Communications, Inc.:
9.375%, 01/15/2019 (Acquired 10/06/2014, Cost $9,221,625) *	7,670,000	8,886,715
2.950%, 06/30/2023 (Acquired 04/24/2013 through 12/29/2014, Cost $5,441,360) *	5,475,000	4,823,009
3.850%, 02/01/2025 (Acquired 12/01/2014, Cost $4,616,999) *	4,625,000	4,237,245
4.800%, 02/01/2035 (Acquired 12/01/2014, Cost $9,996,400) *	10,000,000	8,272,600
4.700%, 12/15/2042 (Acquired 11/26/2012, Cost $4,999,050) *	5,000,000	3,794,650
CSX Corp.,
6.220%, 04/30/2040	175,000	206,139
CVS Health Corp.:
3.875%, 07/20/2025 @	2,600,000	2,653,508
4.875%, 07/20/2035	8,500,000	8,776,173
D.R. Horton, Inc.,
4.750%, 05/15/2017	1,447,000	1,488,601
Daimler Finance North America LLC:
1.044%, 08/03/2017 (Acquired 07/28/2015, Cost $8,000,000) *	8,000,000	7,990,656
1.875%, 01/11/2018 (Acquired 01/07/2013, Cost $2,116,139) *	2,125,000	2,116,610
Danone,
3.000%, 06/15/2022 (Acquired 05/29/2012, Cost $3,489,465) * f	3,500,000	3,469,662
DCP Midstream LLC:
9.750%, 03/15/2019 (Acquired 02/29/2012 through 06/25/2015, Cost $11,168,384) *	9,655,000	9,831,194
4.750%, 09/30/2021 (Acquired 09/14/2011 through 11/18/2011, Cost $2,249,641) *	2,245,000	1,745,777
Deutsche Telekom International Finance BV:
6.750%, 08/20/2018 f	1,250,000	1,393,459
8.750%, 06/15/2030 f	825,000	1,143,813
Devon Energy Corp.,
6.300%, 01/15/2019 @	5,220,000	5,378,166
Devon Financing Corp. LLC,
7.875%, 09/30/2031	5,000,000	5,128,310
DISH DBS Corp.,
5.000%, 03/15/2023 @	2,500,000	2,168,750
Dollar General Corp.:
4.125%, 07/15/2017	4,545,000	4,667,201
1.875%, 04/15/2018	2,100,000	2,079,773
Dominion Gas Holdings LLC,
3.600%, 12/15/2024	6,100,000	6,036,603
Eaton Corp.:
2.750%, 11/02/2022	2,500,000	2,419,105
4.000%, 11/02/2032 @	3,660,000	3,488,181
Ecolab, Inc.,
1.450%, 12/08/2017	5,200,000	5,150,730
El Paso Pipeline Partners Operating Co. LLC,
7.500%, 11/15/2040	2,500,000	2,280,480
Encana Corp.,
6.500%, 05/15/2019 f	610,000	594,735
Energy Transfer Partners LP:
2.500%, 06/15/2018	5,700,000	5,459,722
9.700%, 03/15/2019	1,189,000	1,309,479
5.200%, 02/01/2022	1,000,000	934,255
3.600%, 02/01/2023	5,000,000	4,115,815
5.150%, 03/15/2045	5,000,000	3,534,095
EnLink Midstream Partners LP,
4.400%, 04/01/2024	7,000,000	5,542,586
Enogex LLC,
6.250%, 03/15/2020 (Acquired 10/25/2012 through 05/10/2013, Cost $3,493,770) *	3,190,000	3,452,553
Ensco PLC,
5.200%, 03/15/2025 @ f	6,000,000	4,270,026
Enterprise Products Operating LLC:
3.350%, 03/15/2023 @	10,000,000	9,042,590
3.750%, 02/15/2025 @	7,000,000	6,402,949
Express Scripts Holding Co.:
7.250%, 06/15/2019	4,600,000	5,291,881
4.750%, 11/15/2021	14,700,000	15,762,222
3.500%, 06/15/2024	7,500,000	7,388,933
FedEx Corp.:
8.000%, 01/15/2019	6,100,000	7,101,150
3.900%, 02/01/2035	7,000,000	6,372,030
Fidelity National Information Services, Inc.:
3.625%, 10/15/2020	5,000,000	5,065,135
5.000%, 03/15/2022	9,345,000	9,712,632
4.500%, 10/15/2022	3,100,000	3,155,437
3.500%, 04/15/2023	5,850,000	5,585,639
3.875%, 06/05/2024	23,522,000	22,703,505
Fiserv, Inc.:
4.625%, 10/01/2020	3,000,000	3,203,682
3.500%, 10/01/2022	11,500,000	11,476,321
3.850%, 06/01/2025	8,000,000	7,988,424
Florida Gas Transmission Co. LLC,
3.875%, 07/15/2022 (Acquired 06/12/2012, Cost $2,996,190) *	3,000,000	2,898,831
Fomento Economico Mexicano SAB de CV:
2.875%, 05/10/2023 f	11,700,000	10,922,558
4.375%, 05/10/2043 f	4,000,000	3,534,308
Ford Motor Credit Co. LLC:
2.500%, 01/15/2016	2,000,000	2,000,452
4.207%, 04/15/2016	4,710,000	4,747,713
8.000%, 12/15/2016	2,000,000	2,114,242
3.000%, 06/12/2017	3,000,000	3,029,166
6.625%, 08/15/2017	1,063,000	1,133,028
2.145%, 01/09/2018	5,375,000	5,355,118
2.551%, 10/05/2018 @	8,500,000	8,439,642
3.200%, 01/15/2021	5,000,000	4,966,185
5.750%, 02/01/2021	13,000,000	14,362,088
Forest Laboratories, Inc.:
4.375%, 02/01/2019 (Acquired 10/20/2014, Cost $4,170,812) *	4,000,000	4,190,304
5.000%, 12/15/2021 (Acquired 08/26/2014 through 01/22/2015, Cost $33,485,072) *	31,212,000	33,915,084
Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas, Inc.:
6.500%, 11/15/2020	6,337,000	4,087,365
6.625%, 05/01/2021	6,447,000	3,932,670
6.750%, 02/01/2022	2,649,000	1,629,135
Freeport-McMoRan, Inc.:
3.100%, 03/15/2020 @	3,775,000	2,416,000
3.550%, 03/01/2022 @	6,075,000	3,523,500
3.875%, 03/15/2023 @	8,000,000	4,560,000
Fresenius US Finance II, Inc.,
4.500%, 01/15/2023 (Acquired 09/16/2015 through 09/24/2015, Cost $24,139,762) *	24,000,000	24,240,000
General Electric Capital Corp.:
5.500%, 01/08/2020	537,000	602,284
2.200%, 01/09/2020	2,864,000	2,874,608
5.550%, 05/04/2020	1,199,000	1,356,100
4.375%, 09/16/2020	838,000	909,713
5.300%, 02/11/2021	859,000	968,626
4.650%, 10/17/2021	2,420,000	2,679,346
General Mills, Inc.,
2.200%, 10/21/2019	12,000,000	12,002,664
General Motors Financial Co., Inc.,
3.200%, 07/13/2020 @	10,000,000	9,846,030
Georgia-Pacific LLC:
5.400%, 11/01/2020 (Acquired 10/27/2010, Cost $994,130) *	1,000,000	1,103,058
3.163%, 11/15/2021 (Acquired 11/03/2014, Cost $19,999,800) *	20,000,000	19,969,560
Glencore Finance (Canada) Ltd.:
4.950%, 11/15/2021 (Acquired 11/03/2011, Cost $1,997,480) * f	2,000,000	1,610,000
4.500%, 10/25/2022 (Acquired 10/18/2012 through 05/22/2013, Cost $7,106,123) * f	7,000,000	5,285,000
Glencore Funding LLC:
4.125%, 05/30/2023 (Acquired 05/22/2013 through 04/20/2015, Cost $15,417,632) *	15,450,000	11,394,529
4.625%, 04/29/2024 (Acquired 10/08/2014 through 11/09/2015, Cost $13,685,104) *	15,484,000	11,213,513
Grupo Bimbo, SAB de CV,
3.875%, 06/27/2024 (Acquired 06/27/2014, Cost $7,010,053) * f	7,000,000	6,803,216
GTE Corp.,
8.750%, 11/01/2021	975,000	1,204,711
Gulf South Pipeline Co. LP,
4.000%, 06/15/2022	3,000,000	2,679,216
Gulfstream Natural Gas System LLC,
4.600%, 09/15/2025 (Acquired 09/21/2015, Cost $9,996,200) *	10,000,000	9,491,880
H. J. Heinz Co.:
3.500%, 07/15/2022 (Acquired 06/23/2015 through 06/24/2015, Cost $16,982,780) *	17,000,000	17,117,215
5.000%, 07/15/2035 (Acquired 06/23/2015, Cost $6,735,332) *	6,800,000	6,966,729
H. J. Heinz Finance Co.,
6.750%, 03/15/2032	10,000,000	11,572,860
Halliburton Co.,
3.375%, 11/15/2022	4,500,000	4,428,603
Hanson Ltd.,
6.125%, 08/15/2016 f	15,157,000	15,554,871
HCA, Inc.:
4.250%, 10/15/2019	10,900,000	11,118,000
6.500%, 02/15/2020	5,000,000	5,447,500
5.000%, 03/15/2024	8,366,000	8,345,085
5.375%, 02/01/2025 @	24,950,000	24,638,125
Hess Corp.,
8.125%, 02/15/2019	1,262,000	1,430,321
Hewlett Packard Enterprise Co.,
3.600%, 10/15/2020 (Acquired 09/30/2015, Cost $7,272,963) *	7,275,000	7,291,696
Hewlett-Packard Co.:
4.375%, 09/15/2021	10,000,000	9,839,450
4.650%, 12/09/2021	22,500,000	22,414,905
Husky Energy, Inc.,
4.000%, 04/15/2024 f	1,605,000	1,468,947
Hutchison Whampoa International (09) Ltd.,
7.625%, 04/09/2019 (Acquired 01/20/2015, Cost $2,344,038) * f	2,000,000	2,311,674
Hutchison Whampoa International (11) Ltd.,
3.500%, 01/13/2017 (Acquired 12/11/2014, Cost $1,020,458) * f	1,000,000	1,016,928
Hutchison Whampoa International (12) (II) Ltd.,
3.250%, 11/08/2022 (Acquired 11/05/2012 through 12/18/2014, Cost $4,603,093) * f	4,625,000	4,606,555
Hutchison Whampoa International (14) Ltd.,
3.625%, 10/31/2024 (Acquired 10/28/2014, Cost $14,982,600) * f	15,000,000	14,882,730
Hyundai Capital Services, Inc.:
1.333%, 03/18/2017 (Acquired 03/11/2014, Cost $2,400,000) * f	2,400,000	2,393,047
3.500%, 09/13/2017 (Acquired 03/06/2012 through 12/30/2014, Cost $12,750,463) * f	12,470,000	12,701,431
2.625%, 09/29/2020 (Acquired 03/23/2015, Cost $8,986,320) * f	9,000,000	8,855,703
Ingersoll-Rand Luxembourg Finance SA:
3.550%, 11/01/2024 f	3,200,000	3,131,302
4.650%, 11/01/2044 f	1,300,000	1,244,211
Ingredion, Inc.,
1.800%, 09/25/2017	5,650,000	5,598,528
Johnson Controls, Inc.,
5.250%, 12/01/2041	1,150,000	1,053,846
Kerr-McGee Corp.,
7.875%, 09/15/2031	12,790,000	13,798,773
Keysight Technologies, Inc.,
3.300%, 10/30/2019	5,000,000	4,912,645
Kinder Morgan Energy Partners LP:
9.000%, 02/01/2019	1,658,000	1,783,292
6.850%, 02/15/2020	4,645,000	4,804,426
6.500%, 02/01/2037	400,000	343,618
6.950%, 01/15/2038	350,000	300,617
Kinder Morgan Finance Co. LLC:
5.700%, 01/05/2016	2,536,000	2,536,000
6.000%, 01/15/2018 (Acquired 12/06/2010, Cost $999,930) *	1,000,000	1,008,262
Kinder Morgan, Inc.:
3.050%, 12/01/2019	7,000,000	6,478,591
5.000%, 02/15/2021 (Acquired 05/26/2015, Cost $5,330,232) *	5,000,000	4,752,455
Kinross Gold Corp.,
6.875%, 09/01/2041 f	5,500,000	3,013,565
Kraft Foods Group, Inc.,
5.000%, 06/04/2042	5,000,000	5,034,455
Lafarge SA,
7.125%, 07/15/2036 f	1,425,000	1,634,414
Lear Corp.,
5.250%, 01/15/2025	20,000,000	20,350,000
Magellan Midstream Partners LP,
4.200%, 03/15/2045	3,000,000	2,184,723
Marathon Oil Corp.,
2.800%, 11/01/2022 @	10,175,000	8,110,594
Marathon Petroleum Corp.:
3.400%, 12/15/2020	20,000,000	19,641,680
3.625%, 09/15/2024 @	2,500,000	2,329,587
4.750%, 09/15/2044 @	2,375,000	1,941,316
Martin Marietta Materials, Inc.:
6.600%, 04/15/2018	475,000	511,771
6.250%, 05/01/2037	450,000	456,159
Masco Corp.:
6.125%, 10/03/2016	10,900,000	11,226,782
7.125%, 03/15/2020	1,800,000	2,079,000
McDonald's Corp.,
3.700%, 01/30/2026	7,250,000	7,244,040
MeadWestvaco Corp.,
7.375%, 09/01/2019	6,650,000	7,578,187
Medtronic, Inc.:
2.500%, 03/15/2020 @	5,000,000	5,035,475
4.375%, 03/15/2035	7,000,000	7,075,894
Microsoft Corp.,
4.200%, 11/03/2035	5,650,000	5,769,543
Molex Electronic Technologies LLC,
2.878%, 04/15/2020 (Acquired 04/01/2015 through 10/23/2015, Cost $12,382,248) *	12,497,000	12,175,952
MPLX LP,
4.000%, 02/15/2025	8,000,000	6,723,736
Murphy Oil Corp.,
4.000%, 06/01/2022 @	12,600,000	9,552,778
Mylan, Inc.:
3.000%, 12/15/2018 (Acquired 12/04/2015, Cost $4,494,330) * f	4,500,000	4,490,069
3.750%, 12/15/2020 (Acquired 12/04/2015, Cost $5,873,120) * @ f	5,875,000	5,881,157
4.200%, 11/29/2023	4,525,000	4,487,044
Nabors Industries, Inc.,
6.150%, 02/15/2018	250,000	253,671
New Cingular Wireless Services, Inc.,
8.750%, 03/01/2031	3,300,000	4,548,258
Noble Energy, Inc.:
3.900%, 11/15/2024	3,000,000	2,670,066
5.050%, 11/15/2044	3,000,000	2,422,203
Noble Holding International Ltd.,
4.000%, 03/16/2018 @ f	7,000,000	6,338,633
Northern Tier Energy LLC / Northern Tier Finance Corp.,
7.125%, 11/15/2020	15,935,000	16,094,350
NuStar Logistics LP:
4.800%, 09/01/2020	4,275,000	3,847,500
6.750%, 02/01/2021	3,000,000	2,820,000
Oi SA,
5.750%, 02/10/2022 (Acquired 02/06/2012, Cost $3,000,000) * f	3,000,000	1,365,000
ONEOK Partners LP:
3.375%, 10/01/2022	9,500,000	7,705,678
5.000%, 09/15/2023 @	5,800,000	5,075,742
Oracle Corp.:
3.400%, 07/08/2024	8,850,000	8,986,759
3.900%, 05/15/2035	7,425,000	6,961,710
Owens Corning,
4.200%, 12/01/2024	10,000,000	9,732,500
Packaging Corp. of America,
4.500%, 11/01/2023	4,700,000	4,935,117
Pactiv LLC,
7.950%, 12/15/2025	1,338,000	1,244,340
Pentair Finance SA:
2.650%, 12/01/2019 f	5,000,000	4,846,810
3.625%, 09/15/2020 f	16,000,000	15,984,224
Pepsico, Inc.,
4.250%, 10/22/2044	2,850,000	2,827,779
Petrofac Ltd.,
3.400%, 10/10/2018 (Acquired 10/03/2013 through 04/17/2015, Cost $31,223,318) * f	31,200,000	29,634,259
PetroLogistics LP / PetroLogistics Finance Corp.,
6.250%, 04/01/2020	2,225,000	2,325,125
Pfizer, Inc.:
6.050%, 03/30/2017	25,000,000	26,502,050
5.800%, 08/12/2023	7,938,000	9,282,642
Phillips 66:
4.300%, 04/01/2022 @	6,168,000	6,345,620
4.650%, 11/15/2034	13,000,000	12,184,471
4.875%, 11/15/2044	15,000,000	13,382,445
Phillips 66 Partners LP,
4.680%, 02/15/2045	2,000,000	1,478,508
Pioneer Natural Resources Co.,
6.875%, 05/01/2018	14,075,000	14,952,633
Plum Creek Timberlands LP:
4.700%, 03/15/2021	1,200,000	1,276,588
3.250%, 03/15/2023	8,375,000	8,044,045
POSCO,
4.250%, 10/28/2020 (Acquired 10/21/2010, Cost $2,165,365) * f	2,175,000	2,275,829
Qualcomm, Inc.,
3.000%, 05/20/2022	5,500,000	5,444,879
Qwest Capital Funding, Inc.,
7.625%, 08/03/2021	200,000	205,000
R.R. Donnelley & Sons Co.:
8.600%, 08/15/2016	1,250,000	1,298,437
6.125%, 01/15/2017	76,000	77,900
Reliance Holding USA, Inc.:
4.500%, 10/19/2020 (Acquired 10/14/2010 through 10/18/2010, Cost $1,988,700) *	2,000,000	2,118,094
5.400%, 02/14/2022 (Acquired 02/09/2012 through 02/23/2012, Cost $3,512,007) *	3,500,000	3,785,058
Republic Services, Inc.:
5.500%, 09/15/2019	13,000,000	14,302,665
3.550%, 06/01/2022	4,000,000	4,084,752
4.750%, 05/15/2023	13,459,000	14,662,194
Rio Tinto Finance (USA) Ltd.,
9.000%, 05/01/2019 f	11,000,000	12,841,521
Rockies Express Pipeline LLC:
6.850%, 07/15/2018 (Acquired 12/21/2011, Cost $2,017,803) *	2,000,000	1,960,000
5.625%, 04/15/2020 (Acquired 12/10/2010 through 12/29/2011, Cost $2,699,172) *	2,695,000	2,479,400
SABMiller Holdings, Inc.,
1.019%, 08/01/2018 (Acquired 10/16/2014, Cost $15,055,021) *	15,000,000	14,881,515
Samarco Mineracao SA:
5.750%, 10/24/2023 (Acquired 10/21/2013 through 12/09/2014, Cost $5,325,226) * f	5,475,000	1,752,000
5.375%, 09/26/2024 (Acquired 09/23/2014 through 12/09/2014, Cost $4,857,588) * f	5,125,000	1,691,250
Schlumberger Holdings Corp.,
3.000%, 12/21/2020 (Acquired 12/10/2015, Cost $10,975,140) *	11,000,000	10,857,891
Schneider Electric SE,
2.950%, 09/27/2022 (Acquired 09/20/2012, Cost $4,986,700) * f	5,000,000	4,950,535
SK Telecom Co. Ltd.,
6.625%, 07/20/2027 (Acquired 07/13/2007 through 04/30/2013, Cost $992,709) * f	960,000	1,228,800
Solvay Finance America LLC,
3.400%, 12/03/2020 (Acquired 11/30/2015 through 12/18/2015, Cost $21,832,130) *	21,850,000	21,674,392
Sonoco Products Co.,
4.375%, 11/01/2021	1,000,000	1,041,539
Spectra Energy Partners LP,
3.500%, 03/15/2025	15,000,000	13,120,395
Sprint Capital Corp.:
6.900%, 05/01/2019	675,000	550,125
8.750%, 03/15/2032	325,000	243,750
Sprint Communications, Inc.,
6.000%, 12/01/2016	200,000	199,625
Sunoco Logistics Partners Operations LP:
3.450%, 01/15/2023	2,000,000	1,688,080
6.100%, 02/15/2042	1,000,000	798,655
Sunoco, Inc.,
5.750%, 01/15/2017	701,000	704,611
Targa Resources Partners LP / Targa Resources Partners Finance Corp.,
4.125%, 11/15/2019 @	7,000,000	5,827,500
TC PipeLines LP,
4.375%, 03/13/2025	15,005,000	13,178,321
Telecom Italia Capital:
7.175%, 06/18/2019 f	500,000	551,260
7.200%, 07/18/2036 f	3,050,000	3,080,500
Telecom Italia SPA,
5.303%, 05/30/2024 (Acquired 05/22/2014 through 09/23/2015, Cost $21,671,409) * f	21,500,000	21,231,250
Telefonica Emisiones SAU:
6.421%, 06/20/2016 f	3,950,000	4,040,775
6.221%, 07/03/2017 f	8,942,000	9,503,200
5.462%, 02/16/2021 f	2,402,000	2,684,509
4.570%, 04/27/2023 f	1,000,000	1,048,327
7.045%, 06/20/2036 @ f	4,925,000	5,918,609
Tenet Healthcare Corp.,
6.750%, 06/15/2023 @	1,000,000	927,500
The ADT Corp.:
2.250%, 07/15/2017	22,960,000	22,845,200
4.125%, 04/15/2019 @	3,000,000	3,086,250
3.500%, 07/15/2022 @	6,900,000	6,175,500
The Dow Chemical Co.:
8.550%, 05/15/2019	14,800,000	17,444,005
4.125%, 11/15/2021	835,000	875,406
The Williams Companies, Inc.:
7.875%, 09/01/2021	1,335,000	1,201,511
3.700%, 01/15/2023	3,000,000	2,072,292
Series A, 7.500%, 01/15/2031	120,000	83,022
7.750%, 06/15/2031	3,500,000	2,478,724
5.750%, 06/24/2044	2,500,000	1,484,390
Thermo Fisher Scientific, Inc.,
3.300%, 02/15/2022 @	7,000,000	6,982,801
Time Warner Cable, Inc.:
8.750%, 02/14/2019	1,132,000	1,313,180
8.250%, 04/01/2019	35,000	40,191
Time Warner Co., Inc.,
7.250%, 10/15/2017	2,300,000	2,517,969
Time Warner, Inc.:
7.625%, 04/15/2031	13,375,000	16,549,570
7.700%, 05/01/2032	7,908,000	9,870,465
4.850%, 07/15/2045 @	12,000,000	11,426,988
Timken Co.,
3.875%, 09/01/2024	18,500,000	17,458,654
Transcontinental Gas Pipe Line Co. LLC,
4.450%, 08/01/2042	2,600,000	1,739,871
Transocean, Inc.:
6.500%, 11/15/2020 @ f	9,500,000	6,555,000
7.125%, 12/15/2021 @ f	5,500,000	3,554,375
4.300%, 10/15/2022 f	5,000,000	2,650,000
6.800%, 03/15/2038 f	878,000	473,023
TSMC Global Ltd.,
1.625%, 04/03/2018 (Acquired 03/27/2013 through 12/07/2015, Cost $24,389,803) * f	24,630,000	24,140,479
TTX Co.,
3.900%, 02/01/2045 (Acquired 01/26/2015, Cost $25,121,134) *	25,325,000	22,251,052
Tyco Electronics Group SA:
6.550%, 10/01/2017 f	5,243,000	5,650,297
3.900%, 02/14/2026 f	10,000,000	10,022,290
7.125%, 10/01/2037 f	500,000	637,630
Ultramar Diamond Shamrock Corp.,
7.200%, 10/15/2017	7,100,000	7,627,054
Union Pacific Corp.,
3.375%, 02/01/2035	6,000,000	5,418,972
United AirLines, Inc. Pass Through Trust,
Series 91A2, 10.020%, 03/22/2024 ** § †	50,784	14,727
US Airways Pass Through Trust,
Series 981B, 7.350%, 01/30/2018	281,258	297,782
Vale Overseas Ltd.:
6.250%, 01/23/2017 @ f	3,850,000	3,842,685
4.375%, 01/11/2022 @ f	2,700,000	2,043,438
8.250%, 01/17/2034 f	425,000	340,472
6.875%, 11/10/2039 f	13,425,000	9,329,167
Valero Energy Corp.:
9.375%, 03/15/2019	19,606,000	23,163,117
6.625%, 06/15/2037	5,000,000	5,027,095
Verisk Analytics, Inc.,
4.000%, 06/15/2025	10,000,000	9,713,020
Verizon Communications, Inc.:
6.400%, 09/15/2033	30,175,000	34,377,714
4.272%, 01/15/2036	19,649,000	17,739,078
Viacom, Inc.,
2.750%, 12/15/2019	10,000,000	9,864,850
Visa, Inc.,
4.300%, 12/14/2045	9,075,000	9,207,123
Viterra, Inc.,
5.950%, 08/01/2020 (Acquired 03/18/2015, Cost $7,667,714) * f	7,000,000	5,950,000
Vodafone Group PLC,
6.150%, 02/27/2037 f	500,000	493,402
Vrx Escrow Corp.,
5.875%, 05/15/2023 (Acquired 05/12/2015, Cost $5,100,966) * @ f	5,000,000	4,462,500
Vulcan Materials Co.:
7.000%, 06/15/2018	2,435,000	2,702,850
4.500%, 04/01/2025 @	3,000,000	2,970,000
7.150%, 11/30/2037	500,000	525,000
Walgreen Co.,
5.250%, 01/15/2019	2,482,000	2,652,414
Walgreens Boots Alliance, Inc.,
3.800%, 11/18/2024	10,000,000	9,701,680
Wal-Mart Stores, Inc.,
3.300%, 04/22/2024	12,000,000	12,383,088
Waste Management, Inc.,
3.900%, 03/01/2035 @	5,000,000	4,655,905
Weatherford International Ltd.:
4.500%, 04/15/2022 f	5,020,000	3,614,400
6.750%, 09/15/2040 f	1,250,000	881,250
Western Gas Partners LP,
5.375%, 06/01/2021	18,000,000	18,219,276
Westvaco Corp.:
9.750%, 06/15/2020	1,060,000	1,304,739
8.200%, 01/15/2030 @	2,790,000	3,615,327
Weyerhaeuser Co.,
7.375%, 10/01/2019	11,865,000	13,627,629
Williams Partners LP:
5.250%, 03/15/2020	2,000,000	1,857,498
6.300%, 04/15/2040	1,590,000	1,220,090
Woodside Finance Ltd.,
3.650%, 03/05/2025 (Acquired 02/26/2015, Cost $14,991,300) * f	15,000,000	13,285,635
WPX Energy, Inc.,
6.000%, 01/15/2022 @	4,000,000	2,800,000
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.,
4.250%, 05/30/2023 (Acquired 05/15/2013, Cost $4,000,000) * @	4,000,000	3,422,500
Xerox Corp.,
6.750%, 02/01/2017	10,517,000	11,021,017
Yara International ASA,
7.875%, 06/11/2019 (Acquired 12/03/2012 through 10/31/2013, Cost $6,840,998) * f	5,880,000	6,652,544
Zoetis, Inc.,
4.500%, 11/13/2025	7,000,000	7,094,171
		2,235,612,883	23.8%
Total Corporate Bonds		4,407,892,933	47.0%

Other Government Related Securities
Centrais Eletricas Brasileiras SA:
6.875%, 07/30/2019 (Acquired 12/06/2012, Cost $3,292,246) * f	3,000,000	2,699,100
5.750%, 10/27/2021 (Acquired 10/20/2011, Cost $4,000,000) * f	4,000,000	3,150,000
CNOOC Curtis Funding No.1 Pty Ltd.,
4.500%, 10/03/2023 (Acquired 02/26/2014, Cost $5,035,159) * f	5,000,000	5,162,470
CNOOC Finance 2013 Ltd.,
3.000%, 05/09/2023 f	2,415,000	2,260,360
CNOOC Ltd.,
3.500%, 05/05/2025	21,075,000	20,060,154
CNOOC Nexen Finance (2014) ULC,
4.250%, 04/30/2024 f	4,450,000	4,485,262
CNPC General Capital Ltd.,
2.750%, 05/14/2019 (Acquired 05/07/2014, Cost $1,983,740) * f	2,000,000	1,996,780
CNPC HK Overseas Capital Ltd.,
5.950%, 04/28/2041 (Acquired 04/20/2011, Cost $978,120) * f	1,000,000	1,166,939
Comision Federal de Electricidad,
5.750%, 02/14/2042 (Acquired 02/08/2012, Cost $5,116,800) * f	5,200,000	4,680,000
Corp Andina de Fomento,
4.375%, 06/15/2022 f	3,956,000	4,211,558
Electricite de France SA,
4.750%, 10/13/2035 (Acquired 10/07/2015, Cost $9,790,200) * f	10,000,000	9,883,110
Export-Import Bank of Korea:
2.250%, 01/21/2020 f	14,000,000	13,785,114
4.000%, 01/29/2021 f	2,400,000	2,556,096
Korea Electric Power Corp.,
6.750%, 08/01/2027 f	490,000	609,947
Korea Expressway Corp.,
1.625%, 04/28/2017 (Acquired 04/22/2014 through 02/12/2015, Cost $2,942,070) * f	2,950,000	2,939,728
Korea National Oil Corp.,
3.125%, 04/03/2017 (Acquired 02/18/2015, Cost $8,234,683) * f	8,100,000	8,224,335
Nexen Energy ULC,
7.500%, 07/30/2039 f	6,175,000	7,960,958
Petrobras Global Finance BV,
3.000%, 01/15/2019 @ f	3,000,000	2,280,000
Petrobras International Finance Co. SA:
3.875%, 01/27/2016 f	5,800,000	5,776,800
7.875%, 03/15/2019 @ f	5,000,000	4,425,000
5.375%, 01/27/2021 f	3,200,000	2,384,000
Petroleos Mexicanos:
4.875%, 01/24/2022 @ f	6,500,000	6,256,250
4.250%, 01/15/2025 (Acquired 10/06/2014 through 10/24/2014, Cost $14,995,978) * @ f	15,000,000	13,125,000
4.500%, 01/23/2026 (Acquired 01/15/2015, Cost $4,491,900) * @ f	4,500,000	3,953,250
6.500%, 06/02/2041 f	4,000,000	3,458,000
PTT PCL,
3.375%, 10/25/2022 (Acquired 10/19/2012, Cost $4,958,500) * @ f	5,000,000	4,933,905
Sinopec Group Overseas Development [2014] Ltd.,
4.375%, 04/10/2024 (Acquired 04/02/2014, Cost $1,496,505) * f	1,500,000	1,549,715
Sinopec Group Overseas Development [2015] Ltd.:
2.500%, 04/28/2020 (Acquired 04/21/2015, Cost $19,915,200) * f	20,000,000	19,675,020
3.250%, 04/28/2025 (Acquired 04/21/2015, Cost $19,804,400) * f	20,000,000	18,906,760
State Bank of India,
4.125%, 08/01/2017 (Acquired 07/25/2012, Cost $6,939,800) * f	7,000,000	7,206,304
The Korea Development Bank:
2.250%, 05/18/2020 @ f	7,200,000	7,164,490
3.000%, 09/14/2022 f	4,400,000	4,430,307
		201,356,712	2.1%
Taxable Municipal Bonds
Bellevue Union School District,
5.000%, 08/01/2028	625,000	659,956
California Qualified School Bond Joint Powers Authority:
6.739%, 09/01/2026	2,415,000	2,771,212
7.155%, 03/01/2027	1,700,000	1,991,941
California School Finance Authority,
5.041%, 07/01/2020	1,500,000	1,627,290
Camden County Improvement Authority,
7.747%, 07/01/2034 (Callable 07/01/2020)	1,100,000	1,306,976
Central Valley Support Joint Powers Agency,
5.676%, 09/01/2024	1,500,000	1,662,240
City of Vernon CA Electric System Revenue,
4.500%, 08/01/2022	7,000,000	7,193,270
City of Weyauwega WI Sewerage System Revenue,
3.150%, 05/01/2017 (Callable 05/01/2016)	5,700,000	5,690,367
City of Williston ND,
3.100%, 07/15/2025 (Callable 07/15/2016)	12,000,000	12,005,520
Colton Joint Unified School District,
6.008%, 08/01/2026	1,250,000	1,445,212
County of Contra Costa CA,
5.140%, 06/01/2017	1,300,000	1,344,395
Elgin Local School District,
5.499%, 08/31/2027 (Callable 12/01/2019)	1,000,000	1,058,870
Government Development Bank for Puerto Rico,
4.704%, 05/01/2016	875,000	323,785
Iowa Tobacco Settlement Authority,
6.500%, 06/01/2023 (Callable 02/01/2016)	2,535,000	2,546,864
New Hampshire Housing Finance Authority:
3.100%, 07/01/2021	1,725,000	1,729,330
3.750%, 07/01/2034 (Callable 07/01/2023)	6,620,000	6,744,588
New Jersey Economic Development Authority:
1.802%, 06/15/2017	15,000,000	14,924,700
3.375%, 06/15/2017	13,000,000	12,963,600
North Carolina Housing Finance Agency:
2.870%, 07/01/2032 (Callable 01/01/2024)	6,030,000	6,169,293
2.812%, 07/01/2035 (Callable 01/01/2024)	8,125,000	8,318,619
North East Independent School District/TX,
5.240%, 08/01/2027	3,000,000	3,398,280
Port of Oakland,
5.000%, 11/01/2020 (Callable 11/01/2017)	2,900,000	3,101,492
Rhode Island Housing & Mortgage Finance Corp./RI,
2.913%, 10/01/2039 (Callable 10/01/2023)	3,280,000	3,236,737
San Dieguito Public Facilities Authority,
6.459%, 05/01/2027	1,825,000	2,225,588
State of Illinois,
5.163%, 02/01/2018	3,000,000	3,128,040
State Public School Building Authority,
5.000%, 09/15/2027	1,998,000	2,146,671
Three Rivers Local School District,
5.209%, 09/15/2027 (Callable 12/01/2020)	1,350,000	1,413,869
Town of Davie FL Water & Sewer Revenue,
6.599%, 10/01/2030 (Callable 10/01/2020)	1,000,000	1,157,690
West Contra Costa Unified School District,
6.250%, 08/01/2030	4,320,000	4,973,832
Westlake City School District,
5.227%, 12/01/2026 (Callable 12/01/2020)	1,160,000	1,197,271
		118,457,498	1.2%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Fannie Mae REMIC Trust,
Series 2004-W6, Class 1A6, 5.500%, 07/25/2034	74,307	75,024
Federal Gold Loan Mortgage Corp. (FGLMC):
5.000%, 12/01/2020	44,157	46,792
5.000%, 05/01/2021	81,425	86,278
6.000%, 06/01/2021	16,774	18,048
3.000%, 05/01/2027	9,774,467	10,090,993
6.500%, 12/01/2028	27,382	31,204
6.500%, 06/01/2029	11,875	13,524
3.000%, 10/01/2030	57,875,373	59,760,561
5.000%, 03/01/2036	7,536,439	8,273,654
5.500%, 04/01/2037	240,539	267,671
5.500%, 04/01/2038	130,185	144,782
5.500%, 05/01/2038	275,419	306,306
4.500%, 11/01/2039	1,427,492	1,539,791
4.500%, 11/01/2039	4,600,174	4,961,723
4.500%, 08/01/2040	4,566,253	4,925,508
4.500%, 08/01/2040	6,625,471	7,146,772
3.500%, 06/01/2042	10,725,786	11,054,657
3.500%, 07/01/2042	37,971,055	39,135,347
3.000%, 08/01/2042	31,477,445	31,498,719
3.000%, 02/01/2043	10,092,635	10,099,458
3.000%, 04/01/2043	18,963,883	18,975,456
3.000%, 04/01/2043	12,430,015	12,436,810
3.000%, 06/01/2043	16,878,806	16,885,850
3.000%, 08/01/2043	25,824,751	25,832,190
3.500%, 07/01/2044	27,809,436	28,650,009
3.500%, 08/01/2044	47,746,459	49,189,651
4.000%, 09/01/2044	29,923,640	31,637,991
4.000%, 10/01/2044	37,389,545	39,665,026
4.000%, 02/01/2045	31,227,891	33,021,433
3.500%, 06/01/2045	41,347,011	42,694,004
Federal Home Loan Mortgage Corp. (FHLMC):
Series 1053, Class G, 7.000%, 03/15/2021	2,510	2,809
Series 136, Class E, 6.000%, 04/15/2021	5,205	5,471
Series 1122, Class G, 7.000%, 08/15/2021	6,846	7,373
Series 1186, Class I, 7.000%, 12/15/2021	12,825	14,207
Federal National Mortgage Association (FNMA):
Series 1989-94, Class G, 7.500%, 12/25/2019	3,257	3,481
Series 1990-15, Class J, 7.000%, 02/25/2020	8,088	8,487
Series 1991-21, Class J, 7.000%, 03/25/2021	2,340	2,519
Series 1991-43, Class J, 7.000%, 05/25/2021	39,309	42,827
Series 1991-65, Class Z, 6.500%, 06/25/2021	33,966	35,779
Series 2804, Class VC, 5.000%, 07/15/2021	125,928	132,275
5.000%, 11/01/2021	277,103	290,356
Series 1992-129, Class L, 6.000%, 07/25/2022	78,630	84,803
Series 1993-32, Class H, 6.000%, 03/25/2023	19,365	20,840
Series 1993-58, Class H, 5.500%, 04/25/2023	91,677	98,622
3.000%, 04/01/2027	18,058,670	18,699,360
2.500%, 12/01/2027	26,556,789	26,985,033
5.000%, 05/01/2028	80,435	88,468
6.500%, 09/01/2028	20,535	23,469
6.500%, 02/01/2029	45,396	51,880
4.500%, 07/01/2030	8,638,748	9,383,946
3.000%, 08/01/2030	46,183,810	47,670,202
4.000%, 11/01/2031	35,457,448	37,938,395
5.500%, 01/01/2032	17,869	20,025
5.000%, 09/01/2033	25,511,800	28,225,532
4.500%, 10/01/2033	48,360,551	52,641,281
4.000%, 01/01/2034	23,439,765	25,074,826
5.500%, 04/01/2034	1,319,358	1,483,659
5.500%, 04/01/2034	1,404,452	1,579,496
Series 2004-90, Class LH, 5.000%, 04/25/2034	1,918,147	2,008,104
4.000%, 09/01/2034	33,696,474	36,053,660
5.500%, 09/01/2034	44,044	49,627
5.000%, 02/01/2035	34,747,304	38,434,171
5.000%, 02/01/2035	31,491,779	34,820,374
5.500%, 02/01/2035	21,690	24,444
5.000%, 04/01/2035	2,522,449	2,785,647
5.000%, 07/01/2035	7,421,007	8,202,324
5.000%, 02/01/2036	4,708,150	5,194,690
5.000%, 03/01/2036	2,113,447	2,331,241
5.500%, 04/01/2036	7,153,117	8,021,558
6.000%, 05/01/2038	12,294,979	13,892,341
5.000%, 06/01/2040	29,073,972	32,036,822
4.000%, 08/01/2040	2,038,637	2,162,479
4.500%, 08/01/2040	9,675,311	10,472,788
4.500%, 08/01/2040	25,525,175	27,627,883
4.000%, 10/01/2040	1,398,055	1,482,980
4.000%, 12/01/2040	5,912,005	6,308,362
3.500%, 01/01/2041	3,351,830	3,466,409
4.000%, 01/01/2041	7,623,889	8,087,572
3.500%, 02/01/2041	3,744,141	3,871,925
3.500%, 03/01/2041	28,415,288	29,385,036
4.500%, 07/01/2041	12,672,817	13,713,333
3.500%, 09/01/2041	58,429,922	60,424,853
4.000%, 09/01/2041	6,442,028	6,833,740
3.500%, 11/01/2041	32,584,417	33,701,486
4.000%, 12/01/2041	27,960,351	29,664,012
4.500%, 01/01/2042	21,667,092	23,439,102
3.000%, 05/01/2042	5,281,461	5,304,192
3.500%, 06/01/2042	12,282,612	12,699,044
3.500%, 08/01/2042	18,278,796	18,896,612
3.000%, 03/01/2043	9,929,592	9,951,851
3.000%, 05/01/2043	42,270,729	42,362,247
3.000%, 06/01/2043	43,418,284	43,512,313
3.000%, 07/01/2043	25,976,512	26,030,769
3.000%, 08/01/2043	12,131,896	12,156,303
4.500%, 09/01/2043	15,219,985	16,466,932
4.000%, 01/01/2045	30,300,381	32,157,733
4.000%, 02/01/2045	40,931,889	43,504,015
4.000%, 03/01/2045	16,058,065	17,067,122
Government National Mortgage Association (GNMA):
6.000%, 12/20/2028	31,067	34,992
6.500%, 01/20/2029	15,455	18,047
6.000%, 11/20/2033	22,857	25,989
5.000%, 07/20/2040	1,381,845	1,526,798
4.000%, 06/20/2042	25,503,593	27,242,915
3.500%, 09/20/2042	15,247,374	15,943,003
3.000%, 04/20/2045	23,378,027	23,726,840
3.500%, 04/20/2045	53,755,273	56,120,053
4.000%, 05/20/2045	44,792,025	47,598,827
3.500%, 06/20/2045	43,397,643	45,306,775
		1,681,230,988	17.9%
Non-U.S. Government Agency Issues
Alternative Loan Trust:
Series 2005-3CB, Class 2A1, 5.000%, 03/25/2020	1,693,377	1,709,703
Series 2005-50CB, Class 4A1, 5.000%, 11/25/2020 §	435,571	437,386
Series 2005-85CB, Class 3A1, 5.250%, 02/25/2021 (Acquired 06/29/2015, Cost $17,769) * §	18,185	17,790
Series 2006-7CB, Class 3A1, 5.250%, 05/25/2021	534,616	521,960
Series 2006-43CB, Class 2A1, 6.000%, 02/25/2022	405,132	444,012
Series 2004-18CB, Class 1A1, 6.000%, 09/25/2034	9,956,939	10,436,165
Series 2005-11CB, Class 2A6, 5.500%, 06/25/2035 §	11,532,664	11,546,839
Series 2005-49CB, Class A5, 5.500%, 11/25/2035 §	5,199,184	4,912,693
Series 2005-73CB, Class 1A7, 5.500%, 01/25/2036 §	716,208	681,156
Series 2005-85CB, Class 2A2, 5.500%, 02/25/2036 §	6,239,253	5,911,766
Series 2006-28CB, Class A17, 6.000%, 10/25/2036 §	811,239	664,672
Banc of America Alternative Loan Trust:
Series 2003-11, Class 4A1, 4.750%, 01/25/2019	13,122	13,208
Series 2004-1, Class 5A2, 5.500%, 02/25/2019	601,599	616,034
Series 2004-2, Class 5A1, 5.500%, 03/25/2019	147,009	149,383
Series 2004-6, Class 4A1, 5.000%, 07/25/2019	4,299,550	4,404,242
Series 2004-8, Class 3A1, 5.500%, 09/25/2019 §	810,653	793,588
Series 2004-11, Class 4A1, 5.500%, 12/25/2019	6,935	7,098
Series 2005-2, Class 4A1, 5.500%, 03/25/2020	585,939	601,355
Series 2005-4, Class 3A1, 5.500%, 05/25/2020	509,762	513,405
Series 2005-8, Class 5A1, 5.500%, 09/25/2020 §	123,062	122,654
Series 2007-1, Class 1A1, 5.846%, 04/25/2022	552,419	552,729
Series 2003-8, Class 1CB1, 5.500%, 10/25/2033	4,178,351	4,369,110
Series 2004-2, Class 1A1, 6.000%, 03/25/2034	3,574,516	3,733,893
Series 2005-2, Class 1CB2, 5.500%, 03/25/2035 §	1,533,551	1,418,296
Series 2005-9, Class 1CB3, 5.500%, 10/25/2035 §	32,094	29,213
Series 2005-9, Class 2CB1, 6.000%, 10/25/2035 §	11,626,548	11,205,962
Series 2007-C, Class 1A3, 4.007%, 05/20/2036 §	6,163,318	5,733,261
Series 2006-4, Class 3CB4, 6.000%, 05/25/2046 §	49,993	41,680
Series 2006-5, Class CB7, 6.000%, 06/25/2046 §	462,011	392,033
Series 2007-C, Class 7A5, 0.702%, 05/20/2047	5,862,451	4,820,019
Banc of America Mortgage Trust,
Series 2003-L, Class 2A1, 2.861%, 01/25/2034	4,106,978	4,096,162
Chase Mortgage Finance Trust:
Series 2006-A1, Class 2A3, 2.656%, 09/25/2036 §	1,446,456	1,286,841
Series 2007-A1, Class 3A1, 2.641%, 02/25/2037	8,044,947	7,967,791
Series 2007-A1, Class 2A3, 2.656%, 02/25/2037	4,343,726	4,355,426
CHL Mortgage Pass-Through Trust,
Series 2005-6, Class 2A1, 5.500%, 04/25/2035	902,105	888,195
Citicorp Mortgage Securities Trust:
Series 2006-3, Class 1A4, 6.000%, 06/25/2036	10,562,853	11,031,404
Series 2007-2, Class 1A3, 6.000%, 02/25/2037	2,142,507	2,176,249
Citigroup Mortgage Loan Trust, Inc.:
Series 2006-AR1, Class 1A1, 2.570%, 10/25/2035	31,494,476	31,184,536
Series 2005-9, Class 2A2, 5.500%, 11/25/2035 §	676,224	647,280
Series 2005-9, Class 22A2, 6.000%, 11/25/2035 §	6,824,963	6,231,189
Countrywide Alternative Loan Trust,
Series 2006-J5, Class 3A1, 4.810%, 07/25/2021	24,730	24,598
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2005-7, Class 3A1, 5.000%, 08/25/2020	394,259	393,257
Deutsche Alt-A Securities Inc Mortgage Loan Trust,
Series 2005-3, Class 4A5, 5.250%, 06/25/2035	3,821,147	3,860,793
Deutsche Alt-A Securities Mortgage Loan Trust,
Series 2006-AF1, Class A3, 0.602%, 04/25/2036 §	1,955,646	1,945,050
First Horizon Alternative Mortgage Securities Trust:
Series 2006-FA6, Class 3A1, 5.750%, 11/25/2021	164,881	165,837
Series 2004-AA1, Class A1, 2.345%, 06/25/2034	9,751,425	9,583,484
Series 2005-AA2, Class 2A1, 2.376%, 04/25/2035	4,599,537	4,521,448
Series 2006-FA8, Class 2A1, 5.750%, 02/25/2037 §	582,434	504,116
GSAA Home Equity Trust,
Series 2004-6, Class A1, 1.222%, 06/25/2034	4,825,674	4,682,308
Series 2007-8, Class A3, 0.872%, 08/25/2037	12,792,988	11,561,999
GSR Mortgage Loan Trust:
Series 2004-15F, Class 5A1, 5.500%, 01/25/2020	851,494	869,443
Series 2005-3F, Class 2A4, 6.000%, 03/25/2035	5,756,433	6,078,201
Series 2005-AR2, Class 2A1, 2.771%, 04/25/2035	7,757,959	7,731,955
HomeBanc Mortgage Trust,
Series 2005-4, Class A1, 0.692%, 10/25/2035	15,163,181	14,007,555
J.P. Morgan Alternative Loan Trust:
Series 2005-S1, Class 3A1, 5.500%, 10/25/2020 §	1,687,987	1,676,255
Series 2006-A1, Class 2A1, 2.595%, 03/25/2036 §	148,309	124,034
Series 2006-S3, Class A3A, 6.000%, 08/25/2036 §	1,052,437	1,010,522
Series 2007-S1, Class A1, 0.702%, 04/25/2047	12,164,313	10,988,285
J.P. Morgan Mortgage Trust:
Series 2006-S3, Class 2A3, 5.000%, 08/25/2021 §	217,403	216,608
Series 2006-A2, Class 2A1, 2.566%, 04/25/2036 §	3,071,629	2,807,319
Series 2006-A2, Class 3A3, 4.388%, 04/25/2036 §	3,713,835	3,392,748
Series 2006-A7, Class 2A2, 2.919%, 01/25/2037	4,872,955	4,278,297
Series 2006-A7, Class 2A4R, 2.919%, 01/25/2037	4,436,310	3,894,938
Series 2007-A2, Class 2A3, 2.670%, 04/25/2037 §	9,381,872	8,227,889
Series 2007-A4, Class 2A3, 2.931%, 06/25/2037 §	10,820,874	9,960,529
MASTR Alternative Loan Trust:
Series 2004-1, Class 1A1, 5.000%, 01/25/2019	100,269	101,463
Series 2004-5, Class 4A1, 5.500%, 07/25/2019	280,809	289,410
Series 2005-3, Class 4A1, 5.500%, 03/25/2020	625,982	644,378
Series 2003-5, Class 6A1, 6.000%, 08/25/2033	55,538	58,941
Series 2004-2, Class 2A1, 6.000%, 02/25/2034	5,106,247	5,462,493
Series 2004-8, Class 2A1, 6.000%, 09/25/2034	4,034,704	4,230,340
Series 2005-6, Class 1A5, 5.500%, 12/25/2035 §	5,022,219	4,483,757
Merrill Lynch Mortgage Investors Trust,
Series 2004-F, Class A1B, 1.042%, 12/25/2029	14,574,519	14,010,456
MortgageIT Trust,
Series 2005-5, Class A1, 0.682%, 12/25/2035	10,000,795	9,053,673
RALI Series Trust:
Series 2004-QS3, Class CB, 5.000%, 03/25/2019	1,063,519	1,065,968
Series 2004-QS13, Class CB, 5.000%, 09/25/2019	936,692	944,501
Series 2004-QS5, Class A5, 4.750%, 04/25/2034	4,261	4,341
Series 2004-QS16, Class 1A1, 5.500%, 12/25/2034	1,812,375	1,825,467
Series 2005-QS2, Class A1, 5.500%, 02/25/2035	399,162	398,898
Series 2005-QS5, Class A1, 0.822%, 04/25/2035 §	4,266,064	3,206,565
Series 2005-QS9, Class A2, 0.922%, 06/25/2035 §	1,881,500	1,506,099
Series 2005-QS11, Class A2, 0.922%, 07/25/2035	7,395,923	5,939,654
Sequoia Mortgage Trust,
Series 2013-6, Class A2, 3.000%, 05/25/2043	15,923,644	15,422,049
Structured Asset Securities Corp.,
Series 2003-31A, Class 2A7, 2.527%, 10/25/2033	3,116,629	3,079,344
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2005-7XS, Class 1A4B, 5.440%, 04/25/2035	330,986	346,669
WaMu Mortgage Pass-Through Certificates:
Series 2004-CB1, Class 5A, 5.000%, 06/25/2019	46,398	47,331
Series 2004-CB2, Class 5A, 5.000%, 07/25/2019	40,121	40,771
Series 2004-CB2, Class 7A, 5.500%, 08/25/2019	91,380	93,457
Series 2004-CB3, Class 3A, 5.500%, 10/25/2019	9,618	9,906
Series 2004-CB3, Class 4A, 6.000%, 10/25/2019	28,467	29,595
Series 2004-CB4, Class 22A, 6.000%, 12/25/2019	124,954	129,180
Series 2004-CB3, Class 1A, 6.000%, 10/25/2034	7,556,019	8,024,756
Series 2004-CB3, Class 2A, 6.500%, 10/25/2034	6,863,049	7,481,535
Series 2005-3, Class 1CB3, 0.872%, 05/25/2035 §	10,484,061	8,221,602
Series 2005-6, Class 2A4, 5.500%, 08/25/2035 §	13,565,358	12,934,689
Wells Fargo Alternative Loan Trust,
Series 2007-PA1, Class A4, 6.000%, 03/25/2037 §	97,300	88,162
Wells Fargo Mortgage Backed Securities:
Series 2005-AR16, Class 4A2, 2.738%, 10/25/2035	5,921,550	5,905,641
Series 2006-AR14, Class 2A3, 2.723%, 10/25/2036 §	6,217,231	5,770,586
Wells Fargo Mortgage Backed Securities Trust,
Series 2007-4, Class A15, 6.000%, 04/25/2037	11,042,387	10,871,737
		390,897,260	4.2%

Asset Backed Securities
ABFC Trust,
Series 2006-OPT1, Class A3C2, 0.572%, 09/25/2036	12,270,767	11,002,284
Accredited Mortgage Loan Trust:
Series 2005-4, Class A2D, 0.742%, 12/25/2035	13,200,309	12,492,915
Series 2007-1, Class A3, 0.552%, 02/25/2037	8,808,531	8,397,729
ACE Securities Corp. Home Equity Loan Trust,
Series 2006-OP1, Class A2C, 0.572%, 04/25/2036	16,317,159	15,331,621
AMRESCO Residential Securities Corp. Mortgage Loan Trust,
Series 1998-2, Class A6, 6.405%, 12/25/2027	2,445	2,419
Banc of America Funding Trust,
Series 2005-C, Class A1, 0.642%, 05/20/2035	15,606,642	14,539,058
Bayview Financial Acquisition Trust,
Series 2007-A, Class 1A2, 6.205%, 05/28/2037	638,993	669,150
Bayview Financial Mortgage Pass-Through Trust,
Series 2007-B, Class 1A2, 6.831%, 08/28/2047	148,001	127,248
Bear Stearns Asset Backed Securities I Trust:
Series 2006-HE8, Class 21A2, 0.592%, 10/25/2036	11,927,962	11,324,171
Series 2007-HE5, Class 1A2, 0.602%, 06/25/2047	13,800,836	13,349,024
BMW Floorplan Master Owner Trust,
Series 2015-1A, Class A, 0.831%, 07/15/2020 (Acquired 07/15/2015, Cost $14,925,000) *	14,925,000	14,831,631
Carrington Mortgage Loan Trust:
Series 2005-FRE1, Class A6, 0.802%, 12/25/2035	19,077,140	18,436,036
Series 2006-NC1, Class A3, 0.632%, 01/25/2036	7,260,365	7,004,945
Series 2006-OPT1, Class A3, 0.602%, 02/25/2036	9,368,210	9,132,086
Series 2006-NC2, Class A2, 0.512%, 06/25/2036	2,449,279	2,426,394
Chase Issuance Trust,
Series 2015-A5, Class A5, 1.360%, 04/15/2020	35,796,000	35,591,279
Citibank Credit Card Issuance Trust,
Series 2007-A3, Class A3, 6.150%, 06/15/2039	6,100,000	7,745,466
Citicorp Residential Mortgage Trust:
Series 2006-2, Class A4, 5.775%, 09/25/2036	7,456,381	7,729,692
Series 2006-3, Class A4, 5.703%, 11/25/2036	3,732,336	3,878,336
Series 2007-1, Class A6, 5.702%, 03/25/2037	291,081	302,522
Series 2007-2, Class A4, 5.469%, 06/25/2037	55,037,628	57,099,469
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-WFH1, Class A3, 0.572%, 01/25/2037	4,249,281	4,188,282
Cityscape Home Equity Loan Trust,
Series 1997-C, Class A4, 7.000%, 07/25/2028 §	7,057	6,393
Conseco Financial Corp.:
Series 1993-4, Class A5, 7.050%, 01/15/2019	1,838	1,875
Series 1997-4, Class A5, 6.880%, 02/15/2029	1,546	1,551
Series 1998-3, Class A5, 6.220%, 03/01/2030	314,147	327,717
Series 1998-4, Class A5, 6.180%, 04/01/2030	140,594	149,622
Countrywide Asset-Backed Certificates:
Series 2007-4, Class A3, 5.397%, 10/25/2032 §	705,774	609,829
Series 2004-12, Class AF6, 4.634%, 03/25/2035	295,329	302,984
Series 2004-15, Class AF6, 4.613%, 04/25/2035	220,203	221,236
Series 2005-7, Class AF6, 4.693%, 10/25/2035	731,352	745,966
Series 2005-10, Class AF6, 4.579%, 02/25/2036	1,932,806	1,966,915
Series 2005-11, Class AF3, 4.778%, 02/25/2036	1,063,008	1,085,682
Series 2005-13, Class 3AV3, 0.672%, 04/25/2036	1,670,596	1,662,393
Series 2005-13, Class AF3, 4.874%, 04/25/2036 §	1,671,150	1,485,128
Series 2006-S9, Class A3, 5.728%, 08/25/2036	100,650	100,695
Series 2006-13, Class 1AF3, 4.687%, 01/25/2037 §	115,782	157,204
Series 2006-10, Class 1AF3, 4.778%, 09/25/2046 §	1,118,035	997,165
Series 2006-9, Class 1AF3, 4.896%, 10/25/2046 §	452,112	409,932
Credit-Based Asset Servicing and Securitization LLC,
Series 2005-CB8, Class AF2, 4.122%, 12/25/2035	1,251,234	1,236,799
CWHEQ Home Equity Loan Trust,
Series 2007-S1, Class A6, 5.693%, 11/25/2036	40,937	40,321
Enterprise Fleet Financing LLC,
Series 2015-2, Class A2, 1.590%, 02/22/2021 (Acquired 07/22/2015 through 10/20/2015, Cost $10,672,295) *	10,675,000	10,604,907
First Franklin Mortgage Loan Trust:
Series 2006-FF3, Class A2B, 0.622%, 02/25/2036	18,420,069	17,722,580
Series 2006-FF4, Class A2, 0.612%, 03/25/2036	6,019,820	5,803,372
GE Capital Mortgage Services Inc. Trust,
Series 1999-HE1, Class A7, 6.265%, 04/25/2029	782	792
Home Equity Asset Trust,
Series 2006-4, Class 2A3, 0.592%, 08/25/2036	591,009	582,387
HSI Asset Securitization Corp. Trust:
Series 2006-OPT4, Class 2A3, 0.582%, 03/25/2036	5,266,396	4,825,782
Series 2007-WF1, Class 2A3, 0.592%, 05/25/2037	20,121,878	19,231,225
J.P. Morgan Mortgage Acquisition Trust:
Series 2007-CH1, Class AV5, 0.662%, 11/25/2036	10,000,000	9,669,340
Series 2007-CH3, Class A3, 0.572%, 03/25/2037	13,557,042	13,428,426
Series 2007-CH5, Class A3, 0.532%, 05/25/2037	2,631,280	2,596,944
Long Beach Mortgage Loan Trust,
Series 2006-WL2, Class 2A3, 0.622%, 01/25/2036	2,107,434	2,033,957
Luminent Mortgage Trust,
Series 2005-1, Class A1, 0.682%, 11/25/2035	16,559,556	14,931,013
MASTR Asset Backed Securities Trust,
Series 2006-NC1, Class A4, 0.722%, 01/25/2036	7,175,000	6,895,033
Nationstar Home Equity Loan Trust:
Series 2006-B, Class AV3, 0.592%, 09/25/2036	661,118	661,041
Series 2007-C, Class 2AV2, 0.552%, 06/25/2037	11,961,666	11,633,926
Navistar Financial Dealer Note Master Owner Trust II,
Series 2015-1, Class A, 1.822%, 06/25/2020 (Acquired 07/22/2015 through 08/26/2015, Cost $32,067,008) *	32,070,000	32,057,602
Oakwood Mortgage Investors, Inc.,
Series 1999-B, Class A3, 6.450%, 11/15/2017	21,928	23,282
Option One Mortgage Loan Trust Asset-Backed Certificates,
Series 2005-4, Class A3, 0.682%, 11/25/2035	299,371	296,948
RAMP Series Trust:
Series 2002-RS3, Class AI5, 5.572%, 06/25/2032	2,557,946	2,537,711
Series 2003-RS10, Class AI7, 4.850%, 11/25/2033	14,516	14,578
Series 2006-NC2, Class A2, 0.612%, 02/25/2036	13,943,663	13,613,795
Series 2006-RS4, Class A3, 0.592%, 07/25/2036	7,273,389	7,074,564
RASC Series Trust:
Series 2003-KS5, Class AI6, 3.620%, 07/25/2033	26,064	25,358
Series 2003-KS9, Class AI6, 4.710%, 11/25/2033	57,871	55,758
Series 2006-EMX2, Class A2, 0.622%, 02/25/2036	3,552,186	3,525,223
Series 2006-EMX2, Class A3, 0.722%, 02/25/2036	11,596,000	11,091,865
Renaissance Home Equity Loan Trust:
Series 2005-1, Class AF6, 4.970%, 05/25/2035	87,917	89,203
Series 2005-2, Class AF6, 4.781%, 08/25/2035	3,945,529	4,036,585
Series 2005-3, Class AF3, 4.814%, 11/25/2035	1,408,472	1,421,358
Series 2006-2, Class AF3, 5.797%, 08/25/2036	16,398,757	10,136,022
Series 2006-3, Class AF2, 5.580%, 11/25/2036	10,850,880	5,661,641
Series 2007-1, Class AF2, 5.512%, 04/25/2037	481,905	246,364
Series 2007-1, Class AF3, 5.612%, 04/25/2037	289,143	153,805
Series 2007-2, Class AF2, 5.675%, 06/25/2037	1,464,376	713,315
Security National Mortgage Co.,
Series 2005-1A, Class AF1, 4.670%, 02/25/2035 (Acquired 06/29/2015, Cost $2,512) *	2,513	2,510
Soundview Home Loan Trust:
Series 2005-OPT4, Class 2A3, 0.682%, 12/25/2035	9,405,997	9,246,741
Series 2006-OPT4, Class 2A3, 0.572%, 06/25/2036	6,013,465	5,495,424
Specialty Underwriting & Residential Finance Trust,
Series 2004-BC4, Class A1A, 1.092%, 10/25/2035	3,690,719	3,596,061
Springleaf Funding Trust:
Series 2014-AA, Class A, 2.410%, 12/15/2022 (Acquired 06/11/2015 through 12/03/2015, Cost $35,707,566) *	35,630,000	35,528,793
Series 2013-BA, Class A, 3.920%, 01/16/2023 (Acquired 08/11/2015, Cost $22,771,441) *	22,775,000	22,787,982
TCF Auto Receivables Owner Trust,
Series 2015-1A, Class A3, 1.490%, 12/16/2019 (Acquired 06/03/2015, Cost $16,074,878) *	16,075,000	15,938,671
		573,103,048	6.1%
Commercial Mortgage-Backed Securities
Citigroup Commercial Mortgage Trust,
Series 2014-GC19, Class A3, 3.753%, 03/10/2047	5,000,000	5,162,922
COMM Mortgage Trust:
Series 2012-CR1, Class A3, 3.391%, 05/15/2045	25,842,000	26,546,590
Series 2013-CR9, Class A3, 4.022%, 07/10/2045	23,325,000	24,682,298
Series 2012-CR2, Class A4, 3.147%, 08/15/2045	30,063,000	30,342,153
Series 2014-CR18, Class A4, 3.550%, 07/15/2047	5,000,000	5,109,456
DBUBS Mortgage Trust,
Series 2011-LC3A, Class A4, 4.551%, 08/10/2044	2,275,000	2,458,196
GS Mortgage Securities Corp. II,
Series 2012-GCJ9, Class A3, 2.773%, 11/10/2045	40,164,000	39,509,098
GS Mortgage Securities Trust:
Series 2011-GC5, Class A4, 3.707%, 08/10/2044	14,524,873	15,231,267
Series 2014-GC20, Class AAB, 3.655%, 04/10/2047	14,620,000	15,092,336
J.P. Morgan Chase Commercial Mortgage Securities Corp.,
Series 2012-LC9, Class ASB, 2.437%, 12/15/2047	3,450,000	3,417,688
J.P. Morgan Chase Commercial Mortgage Securities Trust:
Series 2013-LC11, Class A4, 2.694%, 04/15/2046	10,150,000	9,833,451
Series 2013-LC11, Class A5, 2.960%, 04/15/2046	22,075,000	21,729,542
Series 2013-C10, Class ASB, 2.702%, 12/15/2047	19,950,000	19,925,910
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C17, Class A3, 3.928%, 01/15/2047	23,700,000	25,001,933
Series 2014-C25, Class A5, 3.672%, 11/15/2047	33,300,000	33,888,871
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C5, Class A4, 3.176%, 08/15/2045	30,940,000	31,411,356
Series 2012-C6, Class A4, 2.858%, 11/15/2045	32,035,000	31,891,185
Series 2013-C10, Class A3, 3.966%, 07/15/2046	43,985,000	46,648,872
Series 2013-C11, Class A3, 3.960%, 08/15/2046	19,100,000	20,120,118
Wells Fargo Commercial Mortgage Trust:
Series 2013-LC12, Class A3, 3.986%, 07/15/2046	13,600,000	14,440,047
Series 2015-C26, Class ASB, 2.991%, 02/15/2048	15,049,000	14,891,928
WFRBS Commercial Mortgage Trust:
Series 2013-C11, Class A5, 3.071%, 03/15/2045	12,000,000	11,963,995
Series 2012-C6, Class A4, 3.440%, 04/15/2045	19,016,000	19,529,822
Series 2013-C18, Class A4, 3.896%, 12/15/2046	21,950,000	22,904,794
Series 2014-C24, Class A5, 3.607%, 11/15/2047	20,000,000	20,287,732
Series 2014-C23, Class ASB, 3.636%, 10/15/2057	10,500,000	10,811,577
		522,833,137	5.6%
Total Long-Term Investments (Cost $9,410,698,937)		9,226,379,492	98.3%

	Shares
SHORT-TERM INVESTMENT
Money Market Mutual Fund
Short-Term Investments Trust - Liquid Assets Portfolio, 0.29% «	166,487,464	166,487,464
Total Short-Term Investment (Cost $166,487,464)		166,487,464	1.8%

INVESTMENT PURCHASED WITH CASH PROCEEDS FROM
SECURITIES LENDING
Investment Company
Mount Vernon Securities Lending Trust Prime Portfolio, 0.49% «	198,041,000	198,041,000
Total Investment Company (Cost $198,041,000)		198,041,000	2.1%
Total Investment Purchased With Cash Proceeds From
Securities Lending (Cost $198,041,000)		198,041,000	2.1%
Total Investments (Cost $9,775,227,401)		9,590,907,956	102.2%
Liabilities in Excess of Other Assets		(207,578,460)	(2.2)%
TOTAL NET ASSETS		$ 9,383,329,496	100.0%

Notes to Schedule of Investments
*
Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid.  Purchased in a private placement transaction; resale to the public may require registration or or may extend only to qualified institutional buyers.  At December 31, 2015, the value of these securities total $1,549,706,352, which represents 16.52% of total net assets.

**	Illiquid Security
@	This security or portion of this security is out on loan at December 31, 2015.
f	Foreign Security
§	Security in Default
†	Priced at Fair Value by the Valuation Committee as delegated by the Baird Funds' Board of Directors.
«	7-Day Yield

Baird Short-Term Municipal Bond Fund
Schedule of Investments
December 31, 2015

LONG-TERM INVESTMENTS
	Principal		% of
	Amount	Value	Net Assets
Municipal Bonds
Alaska
Alaska Housing Finance Corp.,
4.000%, 06/01/2040 (Callable 06/01/2021)	$ 70,000	$ 71,907
Borough of North Slope AK,
5.000%, 06/30/2026 (Callable 06/30/2021)	50,000	58,176
		130,083	1.1%
Arizona
Arizona Transportation Board:
5.000%, 07/01/2017	25,000	26,567
5.000%, 07/01/2025	250,000	283,073
City of El Mirage AZ,
5.000%, 07/01/2026 (Callable 07/01/2020)	50,000	56,819
State of Arizona,
5.000%, 10/01/2017	50,000	53,532
Vistancia Community Facilities District,
5.000%, 07/15/2021 (Callable 07/15/2020)	150,000	171,260
		591,251	4.8%
Arkansas
City of Little Rock AR,
2.000%, 03/01/2038 (Callable 03/01/2021)	50,000	49,958
City of Rogers AR,
2.125%, 11/01/2029 (Callable 11/01/2021)	90,000	89,983
Pulaski County Public Facilities Board,
4.000%, 07/01/2017	50,000	51,703
University of Central Arkansas,
2.500%, 09/01/2017 (Insured by AGM)	40,000	40,968
		232,612	1.9%
California
California Health Facilities Financing Authority,
5.000%, 04/01/2020	65,000	70,998
California School Finance Authority,
3.000%, 08/01/2017	50,000	51,276
Jurupa Public Financing Authority,
4.000%, 09/01/2018	25,000	26,438
Los Angeles Unified School District/CA,
4.750%, 07/01/2019 (Callable 07/01/2016)(Insured by AGM)	30,000	30,634
Menlo Park City School District,
0.000%, 07/01/2025 (Callable 07/01/2018)	100,000	67,185
Northern Calif Transmission Ag Ref Rev Bds,
0.963%, 05/01/2024 (Callable 01/07/2016)(1)(2)	50,000	47,657
Northern California Gas Authority No. 1,
0.848%, 07/01/2019 (1)	100,000	97,724
San Diego Community Facilities District No. 3,
5.000%, 09/01/2018	25,000	27,009
Twin Rivers Unified School District,
3.200%, 06/01/2035 (Callable 02/01/2016)(Mandatory Tender Date 06/01/2020)(Insured by AGM)(1)	100,000	100,170
Washington Township Health Care District,
5.000%, 07/01/2017	50,000	52,623
		571,714	4.6%
Colorado
Bromley Park Metropolitan District No. 2,
4.250%, 12/01/2022 (Callable 12/01/2017)	60,000	60,886
City of Golden CO,
4.375%, 12/01/2020 (Callable 12/01/2016)	25,000	25,798
Regional Transportation District,
5.000%, 06/01/2025 (Callable 06/01/2020)	100,000	114,351
		201,035	1.6%
Connecticut
Regional School District No. 8,
5.000%, 05/01/2019 (Callable 05/01/2017)	75,000	79,115	0.6%

District of Columbia
District of Columbia:
5.250%, 07/15/2038 (Pre-refunded to 07/15/2018)	295,000	325,715
5.250%, 07/15/2045 (Pre-refunded to 07/15/2018)(Insured by AGM)	75,000	82,809
Metropolitan Washington Airports Authority Dulles Toll Road Revenue,
0.000%, 10/01/2021	30,000	25,898
		434,422	3.5%
Florida
City of Cocoa FL Water & Sewer Revenue,
5.500%, 10/01/2016 (Insured by AMBAC)	15,000	15,556
City of Jacksonville FL,
5.000%, 11/01/2022	50,000	58,097
City of North Port FL,
4.000%, 07/01/2018 (Insured by BAM)	50,000	53,153
City of Port St Lucie FL,
5.250%, 09/01/2022 (2)	100,000	119,460
County of Miami-Dade FL,
3.000%, 04/01/2016	10,000	10,065
Florida Municipal Power Agency,
0.445%, 10/01/2021 (Callable 01/07/2016)(Insured by AMBAC)(1)(2)	50,000	47,137
Orange County Health Facilities Authority,
6.250%, 10/01/2021	50,000	58,166
Orange County School Board,
4.500%, 08/01/2020 (Pre-refunded to 08/01/2017)	35,000	37,055
South Broward Hospital District,
4.000%, 05/01/2016	10,000	10,117
St Lucie County School Board,
5.000%, 10/01/2018 (Insured by AGM)	50,000	54,871
		463,677	3.7%
Georgia
Burke County Development Authority,
0.220%, 07/01/2049 (Optional Put Date 01/04/2016)(Callable 12/31/2015)(1)	150,000	150,000
City of Atlanta Department of Aviation,
5.000%, 01/01/2016	50,000	50,000
Georgia State Road & Tollway Authority,
5.000%, 06/01/2017 (Callable 06/01/2016)	30,000	30,541
Private Colleges & Universities Authority,
5.000%, 10/01/2020	50,000	56,479
		287,020	2.3%
Idaho
Idaho Housing & Finance Association,
5.000%, 07/15/2018	25,000	27,290	0.2%

Illinois
Chicago O'Hare International Airport:
5.000%, 01/01/2020 (Callable 01/01/2017)(Insured by AGM)	65,000	67,709
5.000%, 01/01/2020	50,000	56,788
Chicago Transit Authority,
5.250%, 12/01/2023 (Callable 12/01/2021)	25,000	28,209
City of Chicago IL:
5.000%, 01/01/2017	50,000	51,058
5.000%, 01/01/2018 (Callable 02/01/2016)(Insured by AGM)	75,000	75,232
City of Chicago IL Wastewater Transmission Revenue,
5.000%, 01/01/2020	50,000	55,174
City of Rockford IL,
4.700%, 12/15/2017 (Insured by AGM)	25,000	26,221
City of Springfield IL Electric Revenue,
5.000%, 03/01/2027 (Pre-refunded to 03/01/16)	25,000	25,182
Cook County Community College District No. 508,
4.000%, 12/01/2016	100,000	102,992
Cook County Township High School District No. 227 Rich Township,
4.000%, 12/01/2016 (Insured by AGM)	75,000	77,189
DeWitt Ford & Livingston Etc Counties Community College Dist No. 540 Heartland,
5.000%, 12/01/2016 (Insured by AGM)	100,000	103,890
Governors State University,
4.000%, 10/01/2020 (Callable 10/01/2017)(Insured by CIFG)(2)	50,000	51,584
Illinois Finance Authority,
6.250%, 05/01/2022 (Callable 05/01/2020)	45,000	52,287
Lake County Community High School District No. 127 Grayslake,
0.000%, 02/01/2020	150,000	139,620
Metropolitan Pier & Exposition Authority:
5.300%, 06/15/2018 (Pre-refunded to 06/15/17)(Insured by NPFGC)	50,000	53,766
5.300%, 06/15/2018 (Callable 06/15/17)(Insured by NPFGC)	50,000	53,159
Public Building Commission of Chicago,
5.000%, 03/01/2020 (Callable 03/01/2017)(Insured by AMBAC)	100,000	103,132
The Illinois Sports Facilities Authority,
0.000%, 06/15/2017 (Insured by AMBAC)	50,000	48,282
Village of Lyons IL,
5.000%, 12/01/2025 (Callable 12/01/2022)(Insured by BAM)	25,000	28,514
Village of Oak Lawn IL,
4.250%, 12/01/2016	30,000	30,915
White County Community Unit School District No. 5 Carmi-White,
4.300%, 12/01/2021 (Insured by AGM)	100,000	108,333
Will County School District No. 114 Manhattan,
0.000%, 12/01/2019	50,000	43,819
		1,383,055	11.2%
Indiana
East Porter County School Building Corp.,
4.000%, 01/15/2018	50,000	52,896
Indiana Finance Authority:
4.500%, 08/15/2016	55,000	56,072
4.000%, 12/01/2017	50,000	52,839
4.000%, 02/01/2018	50,000	53,182
Indianapolis Local Public Improvement Bond Bank,
4.000%, 02/01/2017	45,000	46,614
Twin Lakes Regional Sewer District,
3.000%, 01/01/2018 (Insured by AGM)	50,000	51,711
		313,314	2.5%
Iowa
County of Polk IA,
4.000%, 06/01/2016	25,000	25,369	0.2%

Kansas
State of Kansas Department of Transportation,
0.563%, 09/01/2019 (1)	125,000	124,307	1.0%

Kentucky
Kentucky Municipal Power Agency,
1.410%, 09/01/2042 (Callable 03/01/2018)(Mandatory Tender Date 09/01/2018)(1)	50,000	50,058	0.4%

Maine
Maine State Housing Authority,
3.500%, 11/15/2045 (Callable 05/15/2025)	50,000	53,184	0.4%

Maryland
County of Baltimore MD,
5.000%, 09/01/2026 (Pre-refunded to 09/01/2016)	15,000	15,430
Maryland Health & Higher Educational Facilities Authority,
5.000%, 07/01/2018	25,000	27,063
Maryland State Transportation Authority,
5.000%, 03/01/2018 (Callable 03/01/2017)	30,000	31,482
		73,975	0.6%
Massachusetts
Commonwealth of Massachusetts,
0.680%, 11/01/2020 (Callable 11/01/2017)(1)	100,000	100,098
Eaton Vance Municipal Bond Fund II,
1.060%, 07/01/2019 (Callable 01/01/2017)(1)	100,000	99,966
Massachusetts Development Finance Agency,
2.250%, 12/01/2041 (Pre-refunded to 09/01/2016)	50,000	50,556
		250,620	2.0%
Michigan
City of Detroit MI Water Supply System Revenue,
4.250%, 07/01/2017	55,000	57,273
City of Wyandotte MI Electric System Revenue,
5.000%, 10/01/2023 (Insured by BAM)	100,000	113,712
Hudsonville Public Schools,
4.000%, 05/01/2017 (Insured by Q-SBLF)	75,000	77,901
Michigan Finance Authority,
3.400%, 10/01/2020	100,000	103,090
Saginaw MI City School District,
5.000%, 05/01/2024 (Insured by Q-SBLF)	100,000	119,250
South Haven Public Schools,
4.000%, 05/01/2020 (Insured by AGM)	50,000	54,769
Ypsilanti School District/MI,
4.000%, 05/01/2020 (Insured by Q-SBLF)	50,000	54,160
		580,155	4.7%
Minnesota
City of Norwood Young America MN,
1.500%, 08/01/2016 (Callable 02/01/2016)	50,000	49,841
Minnesota Housing Finance Agency,
2.900%, 01/01/2025	100,000	101,267
		151,108	1.2%
Mississippi
Mississippi Development Bank:
5.500%, 10/01/2019	75,000	82,947
5.000%, 03/01/2024 (Insured by AGM)	50,000	58,683
		141,630	1.2%
Nebraska
Douglas County Hospital Authority No. 3,
3.000%, 11/01/2016	50,000	50,913	0.4%

New Jersey
New Jersey Economic Development Authority:
4.000%, 06/15/2017	50,000	51,500
1.810%, 02/01/2018 (Callable 08/01/2017)(1)	50,000	49,707
5.000%, 06/15/2023 (Insured by BAM)	50,000	56,375
New Jersey Health Care Facilities Financing Authority,
5.000%, 07/01/2025 (Insured by AGM)	50,000	58,562
New Jersey State Turnpike Authority,
0.445%, 01/01/2030 (Callable 01/07/2016)(1)(2)	130,000	120,721
New Jersey Transportation Trust Fund Authority,
5.500%, 12/15/2021	75,000	86,234
Roselle Park School District,
3.000%, 02/15/2017	75,000	76,750
		499,849	4.0%
New Mexico
State of New Mexico Severance Tax Permanent Fund,
5.000%, 07/01/2017	40,000	42,495
Town of Clayton NM,
5.000%, 11/01/2021	50,000	56,904
		99,399	0.8%
New York
City of New York NY,
0.700%, 08/01/2026 (1)(2)	100,000	100,000
Long Island Power Authority,
4.500%, 12/01/2024 (Callable 06/01/2016)	25,000	25,360
Metropolitan Transportation Authority,
0.843%, 11/01/2022 (Callable 01/21/2016)(Insured by AGM)(1)(2)	250,000	240,867
New York City Transitional Finance Authority Future Tax Secured Revenue,
5.000%, 11/01/2018	50,000	55,427
New York State Dormitory Authority:
4.000%, 05/15/2017	25,000	26,079
5.000%, 07/01/2017	25,000	26,494
5.000%, 12/15/2021	25,000	29,831
		504,058	4.1%
North Carolina
North Carolina Capital Facilities Finance Agency,
5.000%, 06/01/2022	100,000	115,152
North Carolina Medical Care Commission,
5.000%, 10/01/2019 (Callable 10/01/2017)	55,000	58,905
Raleigh Durham Airport Authority,
5.000%, 05/01/2016	40,000	40,596
State of North Carolina,
4.000%, 03/01/2016	25,000	25,134
University of North Carolina at Chapel Hill,
0.913%, 12/01/2041 (Callable 06/01/2017)(Mandatory Tender Date 12/01/2017)(1)	50,000	50,038
		289,825	2.3%
North Dakota
City of Hazen ND,
2.500%, 07/01/2017 (Callable 01/01/2017)	100,000	100,000
City of Williston ND,
4.000%, 07/15/2018	50,000	53,085
Williston Parks & Recreation District,
3.250%, 03/01/2032 (Callable 01/19/2016)	60,000	60,699
		213,784	1.7%

Ohio
City of Akron OH,
5.000%, 12/01/2016	5,000	5,188
City of Bowling Green OH,
4.500%, 06/01/2019	50,000	52,639
City of Toledo OH,
4.000%, 12/01/2017 (Insured by AGM)	50,000	52,801
County of Crawford OH,
1.430%, 11/01/2017 (Callable 05/01/2017)	100,000	99,696
County of Huron OH,
5.250%, 12/01/2017 (Callable 06/01/2017)	50,000	52,228
Groveport-Madison Local School District,
4.000%, 12/01/2024 (Callable 12/01/2022)(Insured by BAM)	50,000	54,067
Lancaster Port Authority,
0.783%, 08/01/2019 (Callable 02/01/2019)(1)	70,000	69,320
		385,939	3.1%
Oklahoma
Mayes County Independent School District No. 1,
0.850%, 06/01/2017	50,000	49,917
Oklahoma City Industrial & Cultural Facilities Trust,
0.421%, 06/01/2019 (Callable 12/31/2015)(1)(2)	100,000	96,764
		146,681	1.2%
Oregon
City of Portland OR,
4.000%, 02/01/2018	25,000	26,580
Oregon State Facilities Authority,
4.750%, 03/15/2024 (Callable 03/15/2020)	15,000	16,740
State of Oregon Department of Administrative Services,
5.000%, 11/01/2016	25,000	25,919
		69,239	0.6%
Pennsylvania
Bethlehem Parking Authority,
2.000%, 10/01/2018	100,000	100,824
Montgomery County Industrial Development Authority/PA,
5.000%, 01/15/2018	50,000	53,095
Pennsylvania Higher Educational Facilities Authority:
5.000%, 08/15/2024 (Callable 08/15/2021)	100,000	116,590
5.000%, 07/01/2037 (Callable 02/01/2016)	100,000	100,207
Pennsylvania Turnpike Commission,
0.890%, 12/01/2020 (Callable 06/01/2020)(1)	75,000	74,173
		444,889	3.6%
Puerto Rico
Commonwealth of Puerto Rico,
0.000%, 07/01/2019	50,000	42,559	0.4%

Rhode Island
Providence Public Buildings Authority,
5.125%, 06/15/2021 (Insured by AGM)	100,000	109,836
Rhode Island Student Loan Authority,
3.000%, 12/01/2016	100,000	101,701
		211,537	1.7%
South Carolina
Easley Combined Utility System,
3.250%, 12/01/2017	50,000	52,144
Scago Educational Facilities Corp for Union School District,
4.000%, 12/01/2017	100,000	105,523
South Carolina Jobs-Economic Development Authority:
4.500%, 11/01/2017	40,000	42,480
5.000%, 11/01/2017 (Pre-refunded to 05/01/16)(Insured by CIFG)	75,000	76,132
		276,279	2.2%
Tennessee
Tennessee Energy Acquisition Corp.,
5.250%, 09/01/2018	30,000	33,014	0.3%

Texas
Barker Cypress Municipal Utility District,
2.000%, 04/01/2016 (Insured by BAM)	35,000	35,148
Bexar Metropolitan Water District,
5.000%, 05/01/2017	45,000	47,457
Brownsville Improvement Corp.,
3.000%, 02/15/2020	25,000	25,815
Central Texas Turnpike System,
5.000%, 08/15/2042 (Callable 04/01/2020)(Mandatory Tender Date 04/01/2020)(1)	100,000	113,299
City of Houston TX,
5.000%, 03/01/2016 (Callable 02/01/2016)(Insured by AMBAC)	25,000	25,092
City of San Antonio TX Water System Revenue,
0.690%, 05/01/2043 (Mandatory Tender Date 11/01/2016)(1)	75,000	74,866
Coastal Water Authority,
4.000%, 12/15/2017	25,000	26,523
County of Denton TX,
2.625%, 07/15/2017	25,000	25,717
Crane County Water District,
3.000%, 02/15/2017	50,000	51,010
Cypress-Fairbanks Independent School District,
5.000%, 02/15/2017 (Callable 02/15/2016)(PSF Guaranteed)	15,000	15,077
Harlingen Consolidated Independent School District,
5.000%, 08/15/2021 (PSF Guaranteed)	100,000	118,876
Harris County Cultural Education Facilities Finance Corp.,
0.590%, 12/01/2042 (Callable 06/01/2019)(Mandatory Tender Date 12/01/2019)(1)	50,000	49,481
Harris County Municipal Utility District No. 419,
3.000%, 09/01/2017 (Insured by AGM)	25,000	25,751
Harris County-Houston Sports Authority,
0.000%, 11/15/2017	25,000	24,324
Kerrville Health Facilities Development Corp.,
5.450%, 08/15/2035 (Callable 02/15/2016)	90,000	90,504
Metropolitan Transit Authority of Harris County,
5.000%, 11/01/2017	25,000	26,888
Mission Tex Economic Dev Corp Rev Bds,
1.800%, 12/01/2018	50,000	50,339
New Hope Cultural Education Facilities Corp.,
4.000%, 04/01/2020	50,000	52,277
North Texas Higher Education Authority, Inc.,
1.226%, 07/01/2030 (1)	50,000	50,452
North Texas Tollway Authority,
5.000%, 01/01/2022	25,000	29,490
Port of Port Arthur Navigation District,
0.270%, 04/01/2040 (Optional Put Date 01/04/2016)(Callable 12/31/2015)(1)	100,000	100,000
SA Energy Acquisition Public Facility Corp.,
5.500%, 08/01/2022	100,000	118,136
Tarrant County Cultural Education Facilities Finance Corp.,
2.100%, 11/15/2017	50,000	49,918
Texas Municipal Gas Acquisition & Supply Corp I:
5.250%, 12/15/2018	105,000	116,160
5.250%, 12/15/2021	50,000	58,147
Trophy Club Public Improvement District No. 1,
0.000%, 06/01/2017 (Insured by AGM)	50,000	49,018
Viridian Municipal Management District,
6.000%, 12/01/2023 (Insured by BAM)	50,000	61,391
		1,511,156	12.2%
Utah
Utah Housing Corp.,
4.000%, 01/01/2045 (Callable 01/01/2026)	100,000	107,765	0.9%

Virgin Islands
Virgin Islands Public Finance Authority:
4.000%, 10/01/2017	110,000	114,558
5.000%, 09/01/2020	100,000	112,823
		227,381	1.8%
Virginia
Fredericksburg Economic Development Authority,
1.910%, 08/01/2038 (Callable 08/01/2016)(Mandatory Tender Date 02/01/2017)(1)	50,000	50,030	0.4%

Washington
Central Puget Sound Regional Transit Authority,
0.710%, 11/01/2045 (Callable 05/01/2018)(Mandatory Tender Date 11/01/2018)(1)	50,000	49,985
Kittitas County School District No. 401 Ellensburg,
3.000%, 12/01/2016	30,000	30,647
Washington Health Care Facilities Authority,
4.000%, 01/01/2018	70,000	73,525
Washington State University,
4.000%, 10/01/2017	40,000	42,188
		196,345	1.6%
Wisconsin
Kaukauna Redevelopment Authority,
4.000%, 06/01/2018	25,000	26,610
Wisconsin Health & Educational Facilities Authority:
3.000%, 07/01/2017	100,000	103,304
5.250%, 08/15/2017 (Callable 08/15/2016)	25,000	25,694
4.000%, 09/15/2023 (Callable 09/15/2022)	50,000	52,575
5.250%, 04/15/2024 (Callable 04/15/2020)	50,000	56,933
		265,116	2.1%
Total Municipal Bonds (Cost $11,753,668)		11,790,752	95.1%

	Shares
SHORT-TERM INVESTMENTS
Money Market Mutual Funds
Fidelity Institutional Money Market Funds - Tax-Exempt Portfolio, 0.01% «	148,641	148,641
Goldman Sachs Financial Square Funds, 0.01% «	500,000	500,000
Total Short-Term Investments (Cost $648,641)		648,641	5.2%

Total Investments (Cost $12,402,309)		12,439,393	100.3%
Liabilities in Excess of Other Assets		(32,779)	(0.3)%
TOTAL NET ASSETS		$ 12,406,614	100.0%

Notes to Schedule of Investments
AGM	Assured Guaranty Municipal
AMBAC	Ambac Assurance Corporation
NPFGC	National Public Finance Guarantee Corp.
BAM	Build America Mutual
CIFG	CIFG Assurance North America, Inc.
PSF	Texas Permanent School Fund
ETM	Escrowed to Maturity
Q-SBLF	Qualified School Building Loan Fund
(1)	Variable or floating rate security. Floating rate securities are securities whose yields vary with a designated index rate. These securities rates are as of December 31, 2015.
(2)
Auction Rate Security. An Auction Rate Security is a debt instrument with a long nominal maturity for which the interest rate is regularly reset through a Dutch auction. The rate presented is either the rate set through the auction or the maximum interest rate provided for in the security issuance provision.

«	7-Day Yield

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments
December 31, 2015

	Principal		% of
LONG-TERM INVESTMENTS	Amount	Value	Net Assets

Municipal Bonds

Alabama
Alabama State Public School & College Authority,
5.000%, 05/01/2019	$ 1,000,000	$ 1,123,280
Gulf Shores Alabama,
5.000%, 12/15/2018 (Callable 12/15/2017)(Insured by AGM)	1,080,000	1,168,085
		2,291,365	0.2%
Arizona
Gila County Arizona Unified School District Bonds,
5.250%, 07/01/2027 (Pre-refunded to 07/01/2017)(Insured by AMBAC)	1,000,000	1,066,690	0.1%

Arkansas
Arkansas Development Finance Authority,
5.500%, 12/01/2018 (ETM)	1,000,000	1,094,730	0.1%

California
Bakersfield California Certificates Participation,
0.000%, 04/15/2021 (ETM)	12,380,000	11,363,973
Commerce Community Development Commission,
0.000%, 08/01/2021 (ETM)	670,000	520,128
Pittsburg California Redevelopment Agency Residential Mortgage Revenue,
9.600%, 06/01/2016 (ETM)	3,725,000	3,857,908
Port Oakland California Revenue,
5.000%, 11/01/2017 (Insured by NPFGC)	1,800,000	1,933,200
San Joaquin Hills California Transportation Corridor Agency Toll Road Revenue:
0.000%, 01/01/2020 (ETM)	6,865,000	6,529,782
0.000%, 01/01/2023 (ETM)	14,000,000	12,464,340
San Marcos California Public Facilities Authority Revenue,
0.000%, 09/01/2019 (ETM)	17,295,000	16,513,439
Woodside California Elementary School District Government School Bonds,
5.000%, 10/01/2023 (Pre-refunded to 10/01/2016)(Insured by NPFGC)	1,130,000	1,168,499
		54,351,269	4.7%
Colorado
Colorado Health Facilities Authority,
0.000%, 07/15/2022 (ETM)	4,540,000	3,989,707
Colorado Springs Colorado Hospital Revenue Bonds,
5.000%, 12/15/2032 (Pre-refunded to 12/15/2018)	1,300,000	1,447,953
Colorado Springs Colorado Utilities Revenue Bonds,
5.875%, 11/15/2017 (ETM)	3,230,000	3,432,973
Dawson Ridge Metropolitan District No. 1 Colorado:
0.000%, 10/01/2022 (ETM)	27,895,000	24,574,937
0.000%, 10/01/2022 (ETM)	17,540,000	15,452,389
Regional Transportation District Colorado Sales Tax Revenue,
5.000%, 11/01/2036 (Pre-refunded to 11/01/2016)(Insured by AMBAC)	6,785,000	7,037,741
		55,935,700	4.9%
Connecticut
State of Connecticut,
5.000%, 10/15/2020	4,390,000	5,084,410	0.4%

Delaware
State of Delaware,
5.000%, 03/01/2020	2,000,000	2,311,340	0.2%

District of Columbia
District of Columbia,
5.250%, 07/15/2038 (Pre-refunded to 07/15/2018)	150,000	165,618	0.0%

Florida
Brevard County School District,
5.000%, 07/01/2020 (Callable 07/01/2017)(Insured by AMBAC)	1,925,000	2,037,997
Broward County Florida School Board:
5.250%, 07/01/2022 (Callable 07/01/2021)	8,390,000	9,833,415
5.250%, 07/01/2023 (Callable 07/01/2021)	4,915,000	5,710,542
County of Palm Beach FL,
5.000%, 11/01/2018 (Pre-refunded to 11/01/2017)	1,000,000	1,074,190
County of St. Lucie Florida,
6.000%, 10/01/2020 (ETM)	6,420,000	7,502,027
Dade County Florida Health Facility Authority Hospital Revenue,
5.750%, 05/01/2021 (ETM)	1,380,000	1,546,193
Escambia County Florida Housing Finance Authority Multifamily Housing Revenue,
0.000%, 10/15/2018 (ETM)	4,130,000	3,972,069
Florida State Board of Education,
5.000%, 06/01/2022 (Callable 06/01/2019)	13,800,000	15,494,088
Florida State Department of Management Services,
5.000%, 08/01/2018	2,500,000	2,743,650
Florida State Mid-Bay Bridge Authority Revenue:
6.875%, 10/01/2022 (ETM)	4,675,000	5,736,879
6.875%, 10/01/2022 (ETM)	3,175,000	3,896,170
Florida State Municipal Power Agency Revenue,
5.000%, 10/01/2017 (Callable 02/01/2016)(ETM)	1,590,000	1,706,897
Gulf Environmental Services Inc. Florida Revenue Bonds,
5.000%, 10/01/2018 (ETM)	830,000	884,888
Hillsborough County Industrial Development Authority:
5.625%, 08/15/2029 (Pre-refunded to 08/15/2018)	2,950,000	3,307,688
8.000%, 08/15/2032 (Pre-refunded to 08/15/2019)	1,940,000	2,417,550
Hillsborough County School Board,
5.500%, 07/01/2018 (Insured by NPFGC)	2,000,000	2,207,420
Miami Beach Florida Resort Tax Revenue,
6.250%, 10/01/2022 (ETM)	1,470,000	1,737,275
Miami-Dade County Florida,
4.500%, 10/01/2020	7,100,000	8,021,509
Miami-Dade County Florida School Board,
5.000%, 05/01/2016 (Insured by NPFGC)	3,000,000	3,043,980
Miami-Dade County Florida Water & Sewer Revenue,
5.250%, 10/01/2022 (Insured by AGM)	1,125,000	1,366,166
Orlando Utilities Commission,
6.750%, 10/01/2017 (ETM)	1,125,000	1,201,939
Pinellas County Housing Finance Authority,
4.250%, 03/01/2027 (Callable 09/01/2019)	1,105,000	1,127,443
Seminole County Florida Water & Sewage Revenue,
6.000%, 10/01/2019 (ETM)	4,700,000	5,140,061
Sunrise Florida Utility System Revenue,
5.500%, 10/01/2018 (ETM)	2,480,000	2,665,603
Tampa Bay Water,
5.000%, 10/01/2019 (ETM)	1,630,000	1,857,532
		96,233,171	8.4%
Georgia
Atlanta Development Authority,
5.000%, 09/01/2023 (ETM)	1,825,000	2,242,177
Forsyth County Georgia Hospital Authority Revenue Anticipation Certificates,
6.375%, 10/01/2028 (ETM)	8,050,000	10,250,145
Georgia Municipal Electric Authority Power Revenue,
6.500%, 01/01/2017 (Insured by AGM)	1,905,000	1,905,000
Gwinnett County Georgia School District,
5.000%, 02/01/2026 (Pre-refunded to 02/01/2018)	7,500,000	8,127,375
Richmond County Development Authority:
0.000%, 12/01/2021 (ETM)	720,000	656,899
0.000%, 12/01/2021 (ETM)	3,510,000	3,202,384
State of Georgia,
5.000%, 07/01/2020 (Callable 07/01/2017)	12,570,000	13,383,153
		39,767,133	3.5%
Illinois
Chicago Illinois,
5.000%, 01/01/2017 (Callable 02/01/2016)(Insured by AGM)	2,360,000	2,367,151
Chicago Illinois Board of Education:
5.000%, 12/01/2017 (Callable 12/01/2016)(Insured by AGM)	4,345,000	4,468,094
5.000%, 12/01/2017 (Insured by AMBAC)	2,100,000	2,112,390
6.000%, 01/01/2020 (Insured by NPFGC)	14,745,000	15,886,705
Chicago Public Building Commission,
7.000%, 01/01/2020 (ETM)	1,555,000	1,848,413
Cook County Community High School District No. 233,
4.000%, 12/01/2026 (Callable 06/01/2022)	3,695,000	4,111,131
Cook County Illinois School District No. 100,
8.100%, 12/01/2016 (ETM)	1,430,000	1,526,411
Cook County Illinois School District No. 159,
0.000%, 12/01/2022 (ETM)	2,000,000	1,736,160
County of Du Page IL,
5.600%, 01/01/2021	860,000	955,666
Illinois Finance Authority:
0.000%, 07/15/2023 (ETM)	21,475,000	18,296,485
0.000%, 07/15/2025 (ETM)	12,625,000	10,039,779
6.625%, 11/01/2039 (Pre-refunded to 05/01/2019)	395,000	464,236
Illinois Municipal Electric Agency,
5.250%, 02/01/2016 (Insured by NPFGC)	1,000,000	1,003,630
Illinois State Toll Highway Authority:
5.500%, 01/01/2016 (Insured by AGM)	2,100,000	2,100,000
5.000%, 01/01/2026 (Pre-refunded to 07/01/2016)(Insured by AGM)	1,065,000	1,088,824
5.000%, 01/01/2031 (Pre-refunded to 07/01/2016)(Insured by AGM)	2,055,000	2,100,970
Kane County Community Unit School District,
9.000%, 01/01/2023 (Insured by AGM)	3,000,000	4,283,190
Kane McHenry Cook & De Kalb Counties Illinois School District No. 300:
7.750%, 01/01/2017 (ETM)	1,835,000	1,962,294
7.000%, 01/01/2018 (ETM)	5,775,000	6,459,569
7.000%, 01/01/2018 (ETM)	365,000	408,267
7.000%, 01/01/2019 (ETM)	1,755,000	2,054,385
Kendall Kane & Will Counties Community Unit School District No. 308,
0.000%, 02/01/2021 (Insured by AGM)	13,625,000	12,157,860
Lake County Community Consolidated School District No. 50 Woodland,
5.000%, 01/01/2021	1,375,000	1,587,479
Lake County Illinois Community High School District No. 124 Grant,
5.000%, 12/01/2017	1,050,000	1,126,272
McHenry & Kane Counties Illinois Community School District No. 158:
0.000%, 01/01/2016 (ETM)	1,245,000	1,245,000
0.000%, 01/01/2016 (Insured by NPFGC)	725,000	725,000
Metropolitan Pier & Exposition Authority Illinois:
5.500%, 06/15/2016 (ETM)	1,805,000	1,845,251
5.500%, 12/15/2023 (ETM)	2,250,000	2,694,713
Regional Transportation Authority Illinois:
7.750%, 06/01/2020 (Insured by NPFGC)	865,000	975,045
6.700%, 11/01/2021 (Insured by NPFGC)	1,060,000	1,232,028
6.000%, 07/01/2022 (Insured by NPFGC)	4,705,000	5,847,703
Southern Illinois University Revenue:
5.250%, 04/01/2018 (Insured by NPFGC)	1,075,000	1,141,758
5.250%, 04/01/2019 (Insured by NPFGC)	1,390,000	1,506,718
State of Illinois:
5.000%, 01/01/2019 (Insured by AGM)	1,000,000	1,080,790
4.000%, 09/01/2019 (Callable 09/01/2018)	5,000,000	5,196,450
6.000%, 11/01/2026 (Insured by NPFGC)	3,000,000	3,569,370
Village of Schaumburg IL,
4.000%, 12/01/2024 (Callable 12/01/2022)	5,750,000	6,424,992
Winnebago County Illinois School District No. 122 Harlam-Loves Park:
0.000%, 01/01/2018 (ETM)	155,000	151,929
0.000%, 01/01/2018 (Insured by AGM)	1,205,000	1,139,810
		134,921,918	11.8%
Indiana
Franklin Community Multi-School Building Corp.,
5.000%, 07/15/2020	1,990,000	2,279,505
Hammond Indiana Multi-School Building Corporation Revenue Bonds:
6.000%, 01/15/2018 (ETM)	635,000	667,258
5.000%, 07/15/2018 (Insured by NPFGC)	1,330,000	1,450,458
Indiana State Office Building Commission,
5.250%, 07/01/2017 (Insured by NPFGC)	1,115,000	1,188,835
Indianapolis Local Public Improvement Bond Bank:
5.500%, 07/01/2018 (Insured by NPFGC)	3,460,000	3,792,921
5.500%, 01/01/2019 (Insured by NPFGC)	1,155,000	1,285,123
Pike County Multi-School Building Corp.,
5.000%, 07/15/2021	1,125,000	1,309,759
South Bend Indiana Community School Building Corporation,
5.000%, 07/15/2017 (Insured by NPFGC)	1,000,000	1,049,330
		13,023,189	1.1%
Kansas
City of Wichita KS:
5.000%, 11/15/2029 (Pre-refunded to 11/15/2021)	40,000	48,097
5.000%, 11/15/2034 (Pre-refunded to 11/15/2019)	1,055,000	1,206,983
Wyandotte County Kansas Revenue,
5.000%, 09/01/2019 (Callable 03/01/2019)(Insured by BHAC)	1,865,000	2,077,442
		3,332,522	0.3%
Kentucky
Jefferson County School District Finance Corp.,
5.500%, 01/01/2018 (Insured by AGM)	3,340,000	3,634,822
Louisville & Jefferson County Metropolitan Government,
6.125%, 02/01/2037 (Pre-refunded to 02/01/2018)	13,980,000	15,471,107
		19,105,929	1.7%
Louisiana
Jefferson Parish Hospital Service District No. 1:
6.000%, 01/01/2039 (Pre-refunded to 01/01/2021)(Insured by AGM)	1,645,000	2,005,535
6.000%, 01/01/2039 (Pre-refunded to 01/01/2021)(Insured by AGM)	1,080,000	1,316,703
Louisiana Public Facilities Authority,
6.750%, 07/01/2039 (Pre-refunded to 07/01/2019)	5,695,000	6,766,685
Louisiana Public Facilities Authority Revenue:
5.500%, 05/15/2027 (Pre-refunded to 05/15/2026)	10,145,000	13,132,398
5.500%, 05/15/2032 (Pre-refunded to 05/15/2026)	21,680,000	28,699,117
State of Louisiana:
5.000%, 11/15/2018	1,775,000	1,968,706
5.000%, 11/15/2020 (Callable 05/15/2020)	10,000,000	11,539,700
		65,428,844	5.7%
Maryland
City of Baltimore MD,
5.000%, 07/01/2024 (ETM)	1,195,000	1,443,273
State of Maryland:
5.000%, 03/15/2019 (Pre-refunded to 03/15/2017)	1,135,000	1,193,782
5.000%, 03/01/2021 (Callable 03/01/2020)	1,000,000	1,149,970
		3,787,025	0.3%
Massachusetts
Massachusetts Clean Water Trust,
5.000%, 08/01/2018 (Callable 08/01/2016)(Partially Pre-refunded)	2,115,000	2,170,519
Massachusetts Department of Transportation,
5.000%, 01/01/2020 (ETM)	1,840,000	1,980,925
Massachusetts State,
4.000%, 12/01/2022 (Callable 12/01/2019)	15,000,000	16,500,150
Massachusetts State Water Resources Authority,
6.500%, 07/15/2019 (ETM)	1,900,000	2,072,938
		22,724,532	2.0%
Michigan
Brighton Area School District/MI:
5.000%, 05/01/2020 (Insured by Q-SBLF)	1,300,000	1,492,530
5.000%, 05/01/2021 (Insured by Q-SBLF)	500,000	584,955
Chippewa Valley Schools,
5.000%, 05/01/2023 (Insured by Q-SBLF)	4,505,000	5,410,640
Fraser Public School District:
5.000%, 05/01/2024 (Insured by Q-SBLF)	1,000,000	1,209,240
5.000%, 05/01/2026 (Callable 05/01/2025)(Insured by Q-SBLF)	1,140,000	1,370,337
Garden City Hospital Finance Authority,
4.875%, 08/15/2027 (Pre-refunded to 08/15/2017)	1,000,000	1,064,480
Lakeview Public School District,
5.000%, 05/01/2017 (Insured by NPFGC and Q-SBLF)	2,275,000	2,392,709
Michigan Finance Authority,
5.000%, 01/01/2019	7,000,000	7,806,330
Michigan State Housing Development Authority,
4.750%, 06/01/2016	4,000,000	4,032,160
Pinckney Community Schools:
5.000%, 05/01/2022 (Insured by Q-SBLF)	1,935,000	2,274,186
5.000%, 05/01/2023 (Insured by Q-SBLF)	2,200,000	2,609,376
St Johns Public Schools,
5.000%, 05/01/2021 (Insured by Q-SBLF)	5,040,000	5,896,346
State of Michigan,
0.000%, 06/01/2022 (ETM)	2,000,000	1,795,700
Wayne-Westland Community Schools,
5.000%, 05/01/2019 (Insured by Q-SBLF)	2,060,000	2,292,574
		40,231,563	3.5%
Minnesota
Minnesota State Housing Finance Agency Homeownership Finance Bond:
4.250%, 07/01/2028 (Callable 01/01/2020)	470,000	488,847
4.500%, 07/01/2034 (Callable 07/01/2021)	1,030,000	1,084,013
University of Minnesota,
5.500%, 07/01/2021 (ETM)	9,980,000	11,705,742
Western Minnesota Municipal Power Agency,
6.375%, 01/01/2016 (ETM)	420,000	420,000
		13,698,602	1.2%
Missouri
Missouri State Environmental Improvement & Energy Resources Authority,
5.000%, 01/01/2026 (Callable 07/01/2025)	1,000,000	1,254,120
St. Charles County Missouri Francis Howell School District,
4.500%, 03/01/2018	1,000,000	1,076,350
		2,330,470	0.2%
Nebraska
Omaha Public Power District,
6.200%, 02/01/2017 (ETM)	3,875,000	3,988,770	0.4%

Nevada
Las Vegas Clark County Nevada Library District,
5.000%, 01/01/2017	2,080,000	2,160,808	0.2%

New Hampshire
New Hampshire Housing Finance Authority,
5.250%, 07/01/2028 (Callable 01/01/2021)	2,225,000	2,239,485
State of New Hampshire,
5.000%, 07/01/2021 (Callable 07/01/2020)	1,000,000	1,158,840
		3,398,325	0.3%

New Jersey
County of Hudson NJ,
3.000%, 03/15/2021	1,140,000	1,223,311
New Jersey Educational Facilities Authority,
7.500%, 12/01/2032 (Pre-refunded to 06/01/2019)	3,635,000	4,393,552
New Jersey Health Care Facilities Financing Authority,
5.750%, 07/01/2039 (Pre-refunded to 07/01/2019)	2,230,000	2,561,378
New Jersey State Housing & Mortgage Finance Agency Bonds,
4.500%, 10/01/2029 (Callable 04/01/2021)	4,545,000	4,607,221
New Jersey State Transportation Trust Fund Authority,
5.250%, 12/15/2020	5,000,000	5,532,400
New Jersey State Turnpike Authority:
6.500%, 01/01/2016 (ETM)	170,000	170,000
6.500%, 01/01/2016 (ETM)	5,000	5,000
5.500%, 01/01/2025	2,100,000	2,656,374
		21,149,236	1.8%
New Mexico
New Mexico Mortgage Financial Authority:
4.625%, 09/01/2025 (Callable 03/01/2020)	855,000	881,950
4.500%, 09/01/2028 (Callable 03/01/2020)	575,000	595,447
		1,477,397	0.1%
New York
Cattaraugus-Little Valley Central School District:
3.125%, 06/15/2016 (Insured by AGM)	1,520,000	1,537,708
3.125%, 06/15/2017 (Insured by AGM)	1,000,000	1,032,230
Churchville-Chili Central School District:
3.000%, 06/15/2017	1,045,000	1,078,346
3.000%, 06/15/2018	1,070,000	1,122,013
City of New York NY:
5.250%, 08/15/2021 (Callable 08/15/2018)	1,125,000	1,245,015
5.000%, 08/01/2022	5,000,000	6,018,000
Metropolitan Transit Authority New York,
6.000%, 04/01/2020 (ETM)	13,615,000	15,353,635
New York State Dormitory Authority,
5.000%, 12/15/2023 (Callable 12/15/2022)	11,685,000	14,225,319
New York State Thruway Authority,
5.000%, 03/15/2022 (Callable 03/15/2019)	4,040,000	4,517,892
New York State Urban Development Corp.,
5.000%, 03/15/2022	2,000,000	2,394,080
Suffolk County Water Authority,
6.000%, 06/01/2017 (ETM)	3,415,000	3,562,665
Susquehanna Valley Central School District:
3.125%, 06/15/2017 (Insured by AGM)	1,155,000	1,192,226
3.125%, 06/15/2019 (Insured by AGM)	1,375,000	1,435,527
TSASC, Inc. New York,
4.750%, 06/01/2022 (Callable 06/01/2016)	145,000	146,347
Westchester Tobacco Asset Securitization/NY,
6.950%, 07/15/2039 (Pre-refunded to 07/15/2017)	13,075,000	14,431,139
		69,292,142	6.0%
North Carolina
North Carolina Eastern Municipal Power Agency:
5.000%, 01/01/2017 (ETM)	5,710,000	5,777,264
5.000%, 01/01/2021 (ETM)	10,120,000	11,686,879
6.400%, 01/01/2021 (ETM)	4,732,000	5,325,156
4.500%, 01/01/2024 (Pre-refunded to 01/01/2022)	11,465,000	13,252,279
6.000%, 01/01/2026 (Pre-refunded to 01/01/2022)	2,285,000	2,868,612
North Carolina Medical Care Commission,
5.750%, 01/01/2035 (Pre-refunded to 01/01/2021)	430,000	520,240
		39,430,430	3.4%
Ohio
Cincinnati City School District,
5.000%, 12/01/2016 (Insured by AGM)	2,000,000	2,078,720
Cleveland Municipal School District:
4.000%, 12/01/2017	1,790,000	1,888,504
4.000%, 12/01/2018	1,865,000	2,015,748
4.000%, 12/01/2019	1,940,000	2,136,347
5.000%, 12/01/2020	2,015,000	2,355,454
Miamisburg Ohio Water Revenue,
7.000%, 11/15/2016 (Callable 07/31/2015)(ETM)	40,000	42,281
Ohio Housing Finance Agency,
5.000%, 11/01/2028 (Callable 05/01/2020)	1,240,000	1,311,387
State of Ohio:
5.000%, 03/01/2019	1,220,000	1,368,645
5.500%, 02/01/2020	1,195,000	1,397,445
5.000%, 06/15/2021	6,740,000	8,006,985
		22,601,516	2.0%
Oregon
State of Oregon,
4.000%, 12/01/2045 (Callable 06/01/2025)	5,000,000	5,406,150	0.5%

Pennsylvania
Erie Pennsylvania Sewer Authority Revenue,
5.125%, 06/01/2020 (ETM)	1,410,000	1,559,700
Lampeter Strasburg School District,
4.000%, 06/01/2019	1,715,000	1,860,861
Pennsylvania Convention Center Authority Revenue Bonds,
6.000%, 09/01/2019 (ETM)	13,755,000	15,467,085
Pennsylvania Housing Finance Agency:
3.700%, 04/01/2018	2,130,000	2,215,882
3.750%, 10/01/2018	1,760,000	1,848,774
3.900%, 04/01/2019	1,025,000	1,085,711
3.900%, 10/01/2019 (Callable 04/01/2019)	1,675,000	1,774,210
Philadelphia Hospitals & Higher Education Facilities Authority:
5.000%, 05/15/2020 (ETM)	1,575,000	1,813,172
5.250%, 05/15/2023 (Pre-refunded to 05/15/2020)	2,675,000	3,107,681
Philadelphia Pennsylvania Authority For Industrial Development Revenue,
5.250%, 01/01/2027 (Pre-refunded to 01/01/2017)	1,790,000	1,870,263
Philadelphia Pennsylvania Gas Works,
7.000%, 05/15/2020 (ETM)	1,820,000	2,062,733
South Fork Municipal Authority:
5.500%, 07/01/2029 (Pre-refunded to 07/01/2020)	2,450,000	2,895,827
5.375%, 07/01/2035 (Pre-refunded to 07/01/2020)	1,290,000	1,511,596
		39,073,495	3.4%
Puerto Rico
Commonwealth of Puerto Rico,
5.000%, 07/01/2021	6,000,000	3,892,500
Puerto Rico Electric Power Authority:
0.000%, 07/01/2017 (ETM)	3,225,000	3,077,908
0.000%, 07/01/2017 (Pre-refunded to various dates)(ETM)	1,280,000	1,221,619
Puerto Rico Public Finance Corp.,
6.000%, 08/01/2026 (ETM)	1,080,000	1,442,232
		9,634,259	0.8%
Rhode Island
State of Rhode Island,
5.000%, 08/01/2024	5,000,000	6,083,550	0.5%

South Carolina
Charleston Educational Excellence Finance Corp.,
5.000%, 12/01/2026 (Callable 12/01/2023)	4,580,000	5,487,115
Piedmont Municipal Power Agency South Carolina Electric Revenue,
6.750%, 01/01/2020 (ETM)	6,450,000	7,794,438
		13,281,553	1.2%
South Dakota
Heartland Consumers Power District,
7.000%, 01/01/2016 (ETM)	235,000	235,000	0.0%

Tennessee
County of Rutherford TN,
5.000%, 04/01/2021	1,955,000	2,318,884
Metropolitan Government Nashville & Davidson County Tennessee H&E,
0.000%, 06/01/2021 (ETM)	1,050,000	963,890
Shelby County Tennessee Health Educational & Housing Facilities Revenue,
5.500%, 08/15/2019 (ETM)	3,080,000	3,350,208
Tennessee Housing Development Agency,
4.500%, 07/01/2028 (Callable 01/01/2020)	2,230,000	2,322,032
		8,955,014	0.8%
Texas
Amarillo Independent School District,
5.000%, 02/01/2026 (Callable 02/01/2024)(PSF Guaranteed)	1,370,000	1,669,153
Arlington Higher Education Finance Corp.,
5.000%, 08/15/2024 (PSF Guaranteed)	1,000,000	1,201,960
Burleson Independent School District,
5.000%, 08/01/2025 (PSF Guaranteed)	1,240,000	1,547,818
Central Texas Housing Finance Corp.,
0.000%, 09/01/2016 (ETM)	1,500,000	1,494,240
City of Austin TX Water & Wastewater System Revenue,
5.000%, 11/15/2024 (Callable 11/15/2022)	3,000,000	3,623,160
City of El Paso TX,
5.000%, 08/15/2018	1,355,000	1,492,709
City of Houston TX Combined Utility System Revenue:
0.000%, 12/01/2019 (ETM)	13,355,000	12,671,758
5.500%, 12/01/2024 (ETM)	1,735,000	2,194,289
5.500%, 12/01/2029 (ETM)	16,050,000	21,652,413
Conroe Independent School District:
5.000%, 02/15/2022 (Callable 02/15/2021)(PSF Guaranteed)	1,000,000	1,179,030
5.000%, 02/15/2023 (Callable 02/15/2021)(PSF Guaranteed)	2,680,000	3,155,459
Cypress-Fairbanks Independent School District,
5.000%, 02/15/2017 (Callable 02/15/2016)(PSF Guaranteed)	415,000	417,125
Dallas Texas Independent School District,
5.000%, 02/15/2020 (PSF Guaranteed)	2,410,000	2,769,741
Ennis Independent School District,
5.000%, 08/15/2025 (PSF Guaranteed)	1,145,000	1,430,277
Fort Bend Independent School District,
5.000%, 08/15/2024 (PSF Guaranteed)	1,655,000	2,047,285
Frisco Texas Independent School District,
6.000%, 08/15/2018 (Callable 08/15/2016)(PSF Guaranteed)	1,625,000	1,680,022
Georgetown Independent School District,
4.000%, 02/15/2020 (PSF Guaranteed)	1,900,000	2,111,014
Godley Independent School District,
5.000%, 02/15/2023 (PSF Guaranteed)	1,445,000	1,747,915
Goose Creek Consolidated Independent School District,
5.000%, 02/15/2021 (PSF Guaranteed)	1,050,000	1,234,012
Harlingen Consolidated Independent School District:
5.000%, 08/15/2024 (PSF Guaranteed)	2,810,000	3,473,553
5.000%, 08/15/2025 (PSF Guaranteed)	1,430,000	1,786,285
Harris County Health Facilities Development Corp.,
5.500%, 10/01/2019 (ETM)	4,780,000	5,250,926
Harris County Texas:
5.000%, 10/01/2019	1,525,000	1,734,276
5.750%, 10/01/2020 (Pre-refunded to 10/01/2018)	175,000	197,073
5.000%, 10/01/2026	4,155,000	5,165,371
5.750%, 10/01/2028 (Pre-refunded to 10/01/2018)	6,930,000	7,804,081
Houston Higher Education Finance Corp.:
5.000%, 02/15/2020 (PSF Guaranteed)	1,000,000	1,138,070
5.000%, 02/15/2026 (Callable 02/15/2024)(PSF Guaranteed)	1,030,000	1,229,573
Humble Texas Independent School District,
5.000%, 02/15/2021 (PSF Guaranteed)	1,500,000	1,760,445
Irving Independent School District,
5.000%, 02/15/2025 (Callable 08/15/2024)(PSF Guaranteed)	1,250,000	1,539,625
Katy Independent School District,
5.000%, 02/15/2020 (PSF Guaranteed)	4,635,000	5,318,848
Keller Independent School District/TX:
5.000%, 02/15/2022 (PSF Guaranteed)	1,370,000	1,642,657
5.000%, 02/15/2023 (PSF Guaranteed)	3,340,000	4,067,519
Killeen Independent School District,
4.000%, 02/15/2024 (Callable 02/15/2021)(PSF Guaranteed)	1,145,000	1,266,221
La Porte Independent School District/TX,
5.000%, 02/15/2025 (PSF Guaranteed)	1,080,000	1,342,451
Lamar Consolidated Independent School District,
5.000%, 02/15/2026 (PSF Guaranteed)	5,860,000	7,400,653
Llano Independent School District,
5.000%, 02/15/2024 (Callable 02/15/2023)(PSF Guaranteed)	1,265,000	1,527,374
Lower Colorado River Authority,
4.750%, 01/01/2028 (ETM)	1,200,000	1,443,552
Lubbock Texas,
5.000%, 02/15/2021 (Pre-refunded to 02/15/2018)(Insured by AGM)	3,425,000	3,716,844
Lubbock Texas Housing Finance Corp.,
8.000%, 10/01/2021 (ETM)	1,780,000	2,368,504
Lubbock Texas Independent School District,
4.000%, 02/15/2022 (Callable 02/15/2020)(PSF Guaranteed)	1,000,000	1,094,630
Mansfield Independent School District:
5.000%, 02/15/2023 (PSF Guaranteed)	1,725,000	2,094,305
5.000%, 02/15/2024 (PSF Guaranteed)	1,905,000	2,340,369
Mesquite Independent School District:
5.000%, 08/15/2024 (PSF Guaranteed)	1,425,000	1,761,499
5.000%, 08/15/2025 (PSF Guaranteed)	2,600,000	3,247,790
5.000%, 08/15/2025 (PSF Guaranteed)	1,500,000	1,873,725
New Caney Independent School District:
5.000%, 02/15/2023 (PSF Guaranteed)	1,000,000	1,212,600
5.000%, 02/15/2024 (PSF Guaranteed)	1,030,000	1,265,396
North East Independent School District/TX:
5.000%, 08/01/2021 (PSF Guaranteed)	6,095,000	7,223,489
5.000%, 08/01/2023 (PSF Guaranteed)	5,805,000	7,100,154
5.000%, 02/01/2024 (PSF Guaranteed)	2,930,000	3,604,046
Northside Independent School District,
5.000%, 08/15/2025 (PSF Guaranteed)	1,000,000	1,250,130
Pasadena Independent School District,
5.000%, 02/15/2022 (Callable 02/15/2021)(PSF Guaranteed)	1,115,000	1,309,802
Pflugerville Independent School District,
5.000%, 02/15/2025 (Callable 02/15/2024)(PSF Guaranteed)	1,000,000	1,221,830
Port Arthur Independent School District,
5.000%, 02/15/2024 (PSF Guaranteed)	1,700,000	2,089,946
Retama Texas Development Corporation Special Facilities Revenue,
8.750%, 12/15/2018 (ETM)	2,035,000	2,460,600
San Antonio Texas Electric & Gas Revenue,
5.650%, 02/01/2019 (ETM)	11,665,000	12,671,923
Sherman Independent School District/TX,
5.000%, 02/15/2026 (Callable 02/15/2024)(PSF Guaranteed)	1,775,000	2,159,855
Spring Texas Independent School District,
5.000%, 08/15/2019 (Callable 08/15/2018)(PSF Guaranteed)	1,020,000	1,127,008
Tarrant County Texas Health Facilities Revenue,
6.000%, 09/01/2024 (ETM)	7,385,000	8,865,028
Tarrant County Texas Housing Finance Corporation Revenue Bonds,
0.000%, 09/15/2016 (ETM)	1,800,000	1,793,916
Temple Independent School District,
4.000%, 02/01/2022 (Callable 02/01/2021)(PSF Guaranteed)	1,120,000	1,256,181
Texas State:
5.000%, 10/01/2018	6,285,000	6,954,541
5.000%, 08/01/2021	1,205,000	1,434,492
Tomball Independent School District,
5.000%, 02/15/2025 (PSF Guaranteed)	5,865,000	7,301,221
University of Texas System,
5.000%, 08/15/2022	9,530,000	11,520,817
Waco Independent School District:
0.000%, 08/15/2018 (PSF Guaranteed)	3,245,000	3,128,213
5.000%, 08/15/2022 (PSF Guaranteed)	3,085,000	3,714,463
5.000%, 08/15/2023 (PSF Guaranteed)	3,090,000	3,767,977
Wichita Falls Independent School District,
5.000%, 02/01/2024 (PSF Guaranteed)	1,670,000	2,058,392
Wylie Independent School District/TX,
6.750%, 08/15/2023 (PSF Guaranteed)	1,010,000	1,364,823
Ysleta Independent School District:
5.000%, 08/15/2023 (Callable 08/15/2021)(PSF Guaranteed)	1,020,000	1,208,312
5.000%, 08/15/2025 (Callable 08/15/2024)(PSF Guaranteed)	1,545,000	1,904,336
		239,875,090	20.9%
Utah
Granite School District Board of Education:
5.000%, 06/01/2022 (Callable 06/01/2021)	3,900,000	4,616,898
5.000%, 06/01/2023 (Callable 06/01/2021)	1,750,000	2,068,693
Utah Housing Corp.,
4.000%, 01/01/2045 (Callable 01/01/2026)	2,500,000	2,694,125
		9,379,716	0.8%
Virginia
City of Bristol VA,
5.500%, 11/01/2018 (ETM)	1,095,000	1,192,926
Danville Industrial Development Authority,
5.250%, 10/01/2028 (ETM)	1,500,000	1,816,485
Virginia Public School Authority,
6.250%, 12/01/2028 (Pre-refunded to 12/01/2018)	1,285,000	1,475,128
		4,484,539	0.4%
Washington
Snohomish County School District No. 201,
4.000%, 12/01/2021 (Callable 12/01/2020)	4,500,000	5,016,285
Snohomish County Washington Public Utilities Revenue,
6.800%, 01/01/2020 (Callable 02/01/2016)(ETM)	3,605,000	4,068,062
Thurston & Pierce Counties Washington Community Schools,
4.250%, 12/01/2021 (Callable 12/01/2020)	2,755,000	3,128,551
Walla Walla County School District No. 250 College Place,
5.000%, 12/01/2019	1,290,000	1,433,551
Washington Health Care Facilities Authority:
6.250%, 08/01/2028 (Pre-refunded to 08/01/2018)	1,305,000	1,472,666
6.125%, 11/15/2031 (Pre-refunded to 05/15/2021)	610,000	758,993
6.250%, 08/01/2036 (Pre-refunded to 08/01/2018)	8,100,000	9,140,688
6.250%, 11/15/2041 (Pre-refunded to 05/15/2021)	4,605,000	5,759,381
Washington State:
5.000%, 01/01/2021	10,000,000	11,743,700
5.500%, 07/01/2023	5,000,000	6,119,850
		48,641,727	4.2%
West Virginia
Ohio County Board of Education,
5.250%, 06/01/2018 (ETM)	1,130,000	1,243,441	0.1%

Wisconsin
Ladysmith School District/WI:
5.200%, 04/01/2018 (Callable 04/01/2016)(Insured by NPFGC)	1,900,000	1,919,019
5.200%, 04/01/2018 (Callable 04/01/2016)(Insured by NPFGC)	420,000	424,263
		2,343,282	0.2%
Total Municipal Bonds (Cost $1,087,022,187)		1,129,021,460	98.3%

	Shares
SHORT-TERM INVESTMENT
Money Market Mutual Fund
Goldman Sachs Financial Square Funds, 0.01% «	3,943,030	3,943,030
Total Short-Term Investment (Cost $3,943,030)		3,943,030	0.3%
Total Investments (Cost $1,090,965,217)		1,132,964,490	98.6%
Assets in Excess of Other Liabilities		15,819,014	1.4%
TOTAL NET ASSETS		$ 1,148,783,504	100.0%

Notes to Schedule of Investments
AGM	Assured Guaranty Municipal
AMBAC	Ambac Assurance Corporation
BHAC	Berkshire Hathaway Assurance Corp.
NPFGC	National Public Finance Guarantee Corp.
PSF	Texas Permanent School Fund
ETM	Escrowed to Maturity
Q-SBLF	Qualified School Building Loan Fund
« 7-Day Yield

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments
December 31, 2015

	Principal		% of
LONG-TERM INVESTMENTS	Amount	Value	Net Assets

Municipal Bonds

Alabama
County of Cullman AL Water Revenue,
3.000%, 05/01/2017	$ 280,000	$ 286,056
Industrial Development Board of the City of Mobile Alabama,
1.625%, 07/15/2034 (Mandatory Tender Date 10/02/2018)(1)	150,000	150,512
Jefferson County Alabama Ltd.,
0.990%, 01/01/2027 (Callable 01/21/2016)(Insured by AMBAC)(1)(2)	50,000	48,429
Town of Mulga AL,
3.000%, 08/15/2018 (Insured by AGM)	200,000	208,324
		693,321	1.4%
Alaska
Alaska Housing Finance Corp.,
4.000%, 06/01/2040 (Callable 06/01/2021)	100,000	102,724
Alaska Municipal Bond Bank Authority,
5.000%, 08/01/2027 (Callable 08/01/2023)	500,000	597,890
City of Valdez AK,
5.000%, 01/01/2021	435,000	497,971
		1,198,585	2.3%
Arizona
Arizona Transportation Board,
5.000%, 07/01/2025 (Callable 07/01/2019)	350,000	396,301
City of El Mirage AZ,
5.000%, 07/01/2026 (Callable 07/01/2020)	450,000	511,376
City of Tucson AZ Water System Revenue,
5.000%, 07/01/2032 (Callable 07/01/2025)	500,000	600,305
Maricopa County Pollution Control Corp,
5.200%, 06/01/2043 (Mandatory Tender Date 06/01/2020)(1)	100,000	110,704
		1,618,686	3.2%
Arkansas
City of Conway AR Wasterwater Department,
5.000%, 10/01/2035 (Callable 04/01/2024)	300,000	339,507
City of Little Rock AR,
2.000%, 03/01/2038 (Callable 03/01/2021)	240,000	239,801
Pulaski County Public Facilities Board,
4.000%, 07/01/2017	380,000	392,943
		972,251	1.9%
California
Bay Area Toll Authority,
0.710%, 04/01/2047 (Callable 04/01/2019)(Mandatory Tender Date 10/01/2019)(1)	250,000	249,655
California Health Facilities Financing Authority,
5.000%, 04/01/2020	350,000	382,298
California School Finance Authority,
3.000%, 08/01/2017	50,000	51,276
California Statewide Communities Development Authority:
5.250%, 12/01/2027 (Pre-refunded to 12/01/2017)	35,000	37,942
0.699%, 04/01/2028 (1)(2)	250,000	222,696
City of Redding CA,
0.245%, 07/01/2022 (ETM)(1)(2)	200,000	189,066
Dinuba Redevelopment Agency,
5.000%, 09/01/2028 (Callable 09/01/2024)	330,000	384,882
East Bay Municipal Utility District Water System Revenue,
5.000%, 06/01/2033 (Callable 06/01/2024)	475,000	565,278
East Side Union High School District,
5.100%, 02/01/2016	15,000	15,053
Encinitas Union School District/CA,
0.000%, 08/01/2030 (Callable 08/01/2025)	300,000	169,608
Imperial Community College District,
0.000%, 08/01/2040 (Callable 08/01/2030)(Insured by AGM)	100,000	107,339
Lake Elsinore Redevelopment Agency Successor Agency,
5.000%, 09/01/2027 (Callable 09/01/2025)	275,000	327,649
Needles Unified School District,
3.979%, 08/01/2034 (Insured by AGM)	70,000	54,877
Redondo Beach Unified School District,
3.250%, 08/01/2034 (Callable 08/01/2026)	250,000	311,782
Riverside County Public Financing Authority,
5.000%, 10/01/2026 (Callable 10/01/2025)(Insured by AGM)	250,000	298,223
San Bernardino City Unified School District,
5.000%, 08/01/2027 (Callable 08/01/2023)(Insured by AGM)	450,000	530,195
San Diego Unified School District/CA,
3.979%, 07/01/2033 (Callable 07/01/2024)	140,000	139,677
Southern California Public Power Authority,
0.130%, 07/01/2031 (Optional Put Date 01/08/2016)(Callable 07/01/2021)(1)	600,000	600,000
State of California,
1.000%, 12/01/2029 (Callable 06/01/2018)(Mandatory Tender Date 12/03/2018)(1)	125,000	125,264
Twin Rivers Unified School District,
3.200%, 06/01/2035 (Callable 02/01/2016)(Mandatory Tender Date 06/01/2020)(Insured by AGM)(1)	150,000	150,255
Westlands Water District,
5.000%, 09/01/2030 (Callable 09/01/2022)(Insured by AGM)	500,000	589,580
		5,502,595	10.8%
Colorado
Bromley Park Metropolitan District No. 2,
4.250%, 12/01/2022 (Callable 12/01/2017)	400,000	405,908
Denver Health & Hospital Authority,
5.000%, 12/01/2017 (Callable 12/01/2016)	250,000	258,892
		664,800	1.3%
District of Columbia
District of Columbia,
5.250%, 07/15/2045 (Pre-refunded to 07/15/2018)(Insured by AGM)	100,000	110,412
Washington Metropolitan Area Transit Authority,
5.250%, 07/01/2024 (Callable 07/01/2019)	50,000	56,545
		166,957	0.3%
Florida
City of Orlando FL:
5.250%, 11/01/2026 (Callable 05/01/2024)	500,000	617,055
5.000%, 10/01/2027 (Callable 10/01/2020)	100,000	116,589
City of Port St Lucie FL,
2.750%, 09/01/2017 (Insured by AGM)	100,000	102,827
County of Bay FL Water and Sewer System Revenue,
4.000%, 09/01/2018	250,000	265,990
Deutsche Bank Spears/Lifers Trust:
0.180%, 10/01/2041 (Optional Put Date 01/08/2016)(Callable 10/01/2020)(1)	600,000	600,000
0.260%, 09/01/2042 (Optional Put Date 01/08/2016)(Callable 09/01/2017)(1)	500,000	500,000
Hollywood Community Redevelopment Agency,
5.000%, 03/01/2018	200,000	214,948
Martin County Health Facilities Authority,
5.000%, 11/15/2023	260,000	297,916
Palm Beach County Health Facilities Authority,
4.750%, 07/01/2025 (Callable 07/01/2020)(Insured by AGM)	130,000	145,562
Putnam County Development Authority/FL,
0.010%, 09/01/2024 (Optional Put Date 01/04/2016)(Callable 12/31/2015)(1)	300,000	300,000
Village Community Development District No. 7,
4.000%, 05/01/2021	250,000	269,210
		3,430,097	6.7%
Georgia
Burke County Development Authority,
0.220%, 07/01/2049 (Optional Put Date 01/04/2016)(Callable 12/31/2015)(1)	500,000	500,000
Chatham County Hospital Authority,
5.000%, 01/01/2031 (Callable 01/01/2022)	250,000	285,743
City of Dahlonega GA Water & Sewer Revenue,
4.000%, 09/01/2021 (Insured by AGM)	200,000	222,860
Columbus Housing Authority,
4.250%, 12/01/2035 (Callable 12/01/2020)	300,000	294,843
Murray County School District,
4.000%, 10/01/2017	240,000	252,614
Private Colleges & Universities Authority,
5.000%, 10/01/2020	115,000	129,902
		1,685,962	3.3%
Illinois
Chicago O'Hare International Airport:
5.000%, 01/01/2020 (Callable 01/01/2017)(Insured by AGM)	100,000	104,168
5.500%, 01/01/2031 (Callable 01/01/2021)	500,000	578,025
City of Chicago IL:
4.250%, 01/01/2019	225,000	234,414
5.000%, 01/01/2026 (Callable 02/01/2016)(Insured by AGM)	500,000	504,455
City of Chicago IL Motor Fuel Tax Revenue,
5.000%, 01/01/2026 (Callable 01/01/2024)	500,000	529,335
City of Chicago IL Wastewater Transmission Revenue:
5.000%, 01/01/2018 (Insured by BHAC)	150,000	161,000
5.000%, 01/01/2023	170,000	192,773
5.000%, 01/01/2025 (Callable 01/01/2024)	110,000	126,108
City of Chicago IL Waterworks Revenue,
5.000%, 11/01/2028 (Callable 11/01/2018)(Insured by AGM)	450,000	477,144
Coles Cumberland Moultrie Etc Counties Community Unit School District No. 2,
4.000%, 12/01/2018	250,000	265,557
Cook County Community College District No. 508,
4.000%, 12/01/2016	130,000	133,890
DeKalb County Community Unit School District No. 428,
0.000%, 01/01/2030 (Callable 07/01/2020)	300,000	148,047
Illinois Finance Authority:
4.000%, 11/15/2017	100,000	104,940
5.000%, 08/01/2030 (Callable 08/01/2024)	250,000	289,990
Town of Cicero IL,
5.000%, 01/01/2019 (Insured by AGM)	400,000	433,284
Village of Franklin Park IL,
5.000%, 04/01/2023	400,000	457,264
		4,740,394	9.3%
Indiana
Danville School Building Corp.,
3.000%, 01/15/2016	40,000	40,032
Indiana Bond Bank,
0.670%, 10/15/2022 (1)	100,000	94,443
Indiana Finance Authority:
4.500%, 08/15/2016	100,000	101,950
5.000%, 05/01/2028 (Callable 05/01/2023)	150,000	169,788
Indiana Michigan Power Co.,
1.750%, 06/01/2025 (Mandatory Tender Date 06/01/2018)(1)	100,000	100,328
IPS Multi-School Building Corp.,
4.500%, 07/15/2016	350,000	352,034
		858,575	1.7%
Iowa
City of Iowa City IA,
0.020%, 04/01/2032 (Optional Put Date 01/04/2016)(Callable 12/31/2015)(1)(2)	300,000	300,000
Iowa State Board Regents Hospital Revenue,
4.000%, 09/01/2025 (Callable 09/01/2021)	265,000	291,550
		591,550	1.2%
Kansas
State of Kansas Department of Transportation,
0.563%, 09/01/2019 (1)	115,000	114,363	0.2%

Louisiana
Louisiana Public Facilities Authority,
5.000%, 07/01/2017	50,000	52,866
Parish of St John the Baptist LA,
5.125%, 06/01/2037 (Callable 06/01/2017)	250,000	253,313
		306,179	0.6%
Maine
Maine State Housing Authority,
3.500%, 11/15/2045 (Callable 05/15/2025)	300,000	319,101	0.6%

Maryland
Maryland Health & Higher Educational Facilities Authority,
5.000%, 05/15/2028 (Callable 05/15/2023)	460,000	539,879
State of Maryland,
4.000%, 08/01/2016	25,000	25,518
		565,397	1.1%
Massachusetts
Commonwealth of Massachusetts,
0.680%, 11/01/2020 (Callable 11/01/2017)(1)	200,000	200,196
Eaton Vance Municipal Bond Fund II,
1.060%, 07/01/2019 (Callable 01/01/2017)(1)	150,000	149,949
Massachusetts Development Finance Agency,
5.000%, 07/01/2017	340,000	354,963
		705,108	1.4%
Michigan
City of Detroit MI Water Supply System Revenue,
4.250%, 07/01/2018	100,000	107,245
City of Wyandotte MI Electric System Revenue:
5.000%, 10/01/2016	105,000	107,890
5.000%, 10/01/2023	75,000	85,284
Farmington Public School District,
5.000%, 05/01/2028 (Callable 05/01/2025)(Insured by AGM)	150,000	176,494
Hudsonville Public Schools,
4.000%, 05/01/2018 (Insured by Q-SBLF)	100,000	106,551
Michigan Finance Authority,
5.000%, 07/01/2034 (Callable 07/01/2025)	250,000	284,810
Saginaw MI City School District,
5.000%, 05/01/2024 (Insured by Q-SBLF)	210,000	250,425
West Bloomfield School District,
4.000%, 05/01/2020 (Callable 05/01/2016)(Insured by AGM)	250,000	251,962
Ypsilanti School District/MI,
4.000%, 05/01/2020 (Insured by Q-SBLF)	50,000	54,161
		1,424,822	2.8%
Minnesota
City of Norwood Young America MN,
1.500%, 08/01/2016 (Callable 02/01/2016)	50,000	49,841
Western Minnesota Municipal Power Agency,
5.000%, 01/01/2033 (Callable 01/01/2024)	500,000	584,465
		634,306	1.2%
Mississippi
Mississippi Development Bank:
5.500%, 10/01/2019	550,000	608,278
6.750%, 12/01/2033 (Callable 12/01/2023)(Insured by AGM)	200,000	263,802
		872,080	1.7%
Missouri
Health & Educational Facilities Authority of the State of Missouri:
4.000%, 08/01/2018	100,000	105,215
4.000%, 08/01/2019	150,000	159,006
Missouri Housing Development Commission,
3.700%, 11/01/2035 (Callable 05/01/2025)	250,000	253,142
		517,363	1.0%
Montana
Montana Board of Housing,
3.600%, 12/01/2030 (Callable 06/01/2022)	520,000	531,034	1.0%

Nevada
Las Vegas Valley Water District,
0.250%, 06/01/2036 (Optional Put Date 01/04/2016)(Callable 12/31/2015)(1)	500,000	500,000	1.0%

New Jersey
New Jersey Economic Development Authority:
4.000%, 06/15/2017	375,000	386,250
5.000%, 06/15/2023	275,000	310,065
New Jersey Health Care Facilities Financing Authority:
5.000%, 07/01/2025 (Insured by AGM)	200,000	234,250
4.500%, 11/15/2025 (Callable 11/15/2020)	150,000	168,015
5.000%, 07/01/2026 (Callable 07/01/2025)(Insured by AGM)	225,000	260,303
New Jersey Sports & Exposition Authority,
5.000%, 09/01/2016	210,000	215,296
New Jersey Transportation Trust Fund Authority,
5.250%, 12/15/2019	345,000	376,464
New Jersey Turnpike Authority,
5.000%, 01/01/2026 (Callable 01/01/2023)	500,000	586,665
Roselle Park School District,
3.000%, 02/15/2017	300,000	306,999
		2,844,307	5.6%
New York
Build NYC Resource Corp.,
5.000%, 08/01/2023	200,000	233,984
County of Nassau NY,
5.000%, 07/01/2022 (Callable 07/01/2018)(Insured by AGM)	100,000	108,997
Metropolitan Transportation Authority,
0.843%, 11/01/2022 (Callable 01/21/2016)(Insured by AGM)(1)(2)	475,000	457,648
New York City Municipal Water Finance Authority,
0.300%, 06/15/2032 (Optional Put Date 01/04/2016)(Callable 01/15/2016)(1)	600,000	600,000
New York City Transit Authority:
0.872%, 01/01/2030 (Callable 01/15/2016)(Insured by AMBAC)(1)(2)	75,000	69,423
1.136%, 01/01/2030 (Callable 01/25/2016)(Insured by AMBAC)(1)(2)	75,000	69,632
New York Liberty Development Corp,
5.250%, 10/01/2035	250,000	299,610
New York State Dormitory Authority:
5.000%, 07/01/2023	150,000	179,299
5.000%, 12/15/2030 (Callable 12/15/2022)	250,000	298,203
New York State Energy Research & Development Authority,
0.273%, 04/01/2020 (Callable 01/13/2016)(1)(2)	200,000	188,942
Port Authority of New York & New Jersey,
5.000%, 09/01/2031 (Callable 09/01/2024)	250,000	295,790
		2,801,528	5.5%

North Carolina
City of Raleigh NC,
5.000%, 02/01/2021 (Callable 02/01/2017)	200,000	208,444
North Carolina Capital Facilities Finance Agency,
5.000%, 06/01/2022	150,000	172,728
North Carolina Medical Care Commission,
5.000%, 10/01/2019 (Callable 10/01/2017)	150,000	160,650
		541,822	1.1%
North Dakota
City of Hazen ND,
2.500%, 07/01/2017 (Callable 01/01/2017)	400,000	400,000
City of Williston ND,
4.000%, 05/01/2022	240,000	259,894
Williston Parks & Recreation District,
3.250%, 03/01/2032 (Callable 01/19/2016)	100,000	101,165
		761,059	1.5%
Ohio
American Municipal Power, Inc.,
5.250%, 02/15/2027 (Callable 02/15/2022)	245,000	287,485
City of Bowling Green OH,
4.500%, 06/01/2019	150,000	157,917
City of Cleveland OH,
5.000%, 10/01/2023	430,000	517,918
City of Dayton OH Airport Revenue,
5.000%, 12/01/2034 (Callable 12/01/2023)(Insured by AGM)	400,000	449,616
City of Toledo OH,
4.000%, 12/01/2017 (Insured by AGM)	200,000	211,202
Clermont County Port Authority,
5.000%, 12/01/2023	300,000	359,658
County of Crawford OH,
1.430%, 11/01/2017 (Callable 05/01/2017)	300,000	299,088
Lancaster Port Authority,
0.783%, 08/01/2019 (Callable 02/01/2019)(1)	200,000	198,058
		2,480,942	4.9%
Oklahoma
Oklahoma City Industrial & Cultural Facilities Trust,
0.421%, 06/01/2019 (Callable 12/31/2015)(1)(2)	300,000	290,292
Oklahoma Water Resources Board,
5.000%, 10/01/2028 (Callable 10/01/2024)	180,000	218,259
		508,551	1.0%
Pennsylvania
Bethlehem Area School District,
5.000%, 10/15/2017	115,000	122,776
Bethlehem Parking Authority,
2.000%, 10/01/2018	250,000	252,060
New Castle Sanitation Authority,
2.000%, 06/01/2017	320,000	324,086
Northampton County General Purpose Authority,
1.410%, 08/15/2043 (Callable 02/15/2020)(Mandatory Tender Date 08/15/2020)(1)	65,000	65,357
Pennsylvania Higher Educational Facilities Authority,
5.000%, 07/01/2037 (Callable 02/01/2016)	100,000	100,207
Pennsylvania Turnpike Commission,
5.000%, 12/01/2023 (Callable 12/01/2019)	200,000	223,692
Reading School District,
5.000%, 02/01/2023	230,000	265,915
		1,354,093	2.6%
Puerto Rico
Commonwealth of Puerto Rico,
4.750%, 07/01/2018	35,000	35,906	0.1%

Rhode Island
Providence Public Buildings Authority,
5.125%, 06/15/2021 (Insured by AGM)	100,000	109,836	0.2%

South Carolina
County of Florence SC,
5.000%, 11/01/2033 (Callable 11/01/2024)	250,000	286,397
Scago Educational Facilities Corp for Spartanburg School District No. 1,
2.000%, 06/01/2017	75,000	76,084
Scago Educational Facilities Corp for Union School District,
5.000%, 12/01/2023	500,000	593,460
South Carolina Jobs-Economic Development Authority,
6.500%, 08/01/2039 (Callable 08/01/2021)(Insured by AGM)	290,000	352,817
University of South Carolina,
5.000%, 05/01/2023	140,000	169,098
		1,477,856	2.9%
South Dakota
South Dakota Health & Educational Facilities Authority,
5.000%, 09/01/2028 (Callable 09/01/2020)	325,000	368,105	0.7%

Tennessee
Knox County Health Educational & Housing Facility Board,
5.000%, 01/01/2026 (Callable 01/01/2023)	145,000	166,901
Tennessee Energy Acquisition Corp.,
5.625%, 09/01/2026	50,000	58,312
		225,213	0.4%
Texas
Bexar Metropolitan Water District,
5.000%, 05/01/2017	100,000	105,460
County of Williamson TX,
5.000%, 02/15/2027 (Callable 02/15/2024)	250,000	302,338
Crane County Water District,
5.000%, 02/15/2023	250,000	295,102
Dallas County Flood Control District No 1,
5.000%, 04/01/2017	250,000	259,510
Harris County Cultural ED FA,
5.000%, 12/01/2035 (Callable 12/01/2022)	350,000	389,672
Harris County Municipal Utility District No. 419,
3.000%, 09/01/2017 (Insured by AGM)	200,000	206,006
Lower Colorado River Authority,
5.000%, 05/15/2023	200,000	239,198
Mesquite Independent School District,
5.000%, 08/15/2029 (Callable 08/15/2025)(PSF Guaranteed)	500,000	614,320
New Hope Cultural Education Facilities Corp.,
4.000%, 04/01/2020	225,000	235,249
North Texas Tollway Authority,
5.000%, 01/01/2024	100,000	119,676
Port of Port Arthur Navigation District,
0.270%, 04/01/2040 (Optional Put Date 01/04/2016)(Callable 12/31/2015)(1)	500,000	500,000
Tarrant County Cultural Education Facilities Finance Corp.,
2.100%, 11/15/2017	200,000	199,672
Texas Municipal Gas Acquisition & Supply Corp. III,
5.000%, 12/15/2026 (Callable 12/15/2022)	190,000	213,649
Trophy Club Public Improvement District No. 1,
0.000%, 06/01/2017 (Insured by AGM)	370,000	362,730
Viridian Municipal Management District,
6.000%, 12/01/2035 (Callable 12/01/2024)	250,000	295,348
		4,337,930	8.5%
Utah
Salt Lake County Housing Authority,
1.100%, 02/01/2017	125,000	125,719
Utah Charter School Finance Authority,
5.000%, 10/15/2035 (Callable 10/15/2025)	400,000	453,184
Utah Housing Corp.,
4.000%, 01/01/2045 (Callable 01/01/2026)	500,000	538,825
Utah Transportation Authority,
0.130%, 06/15/2036 (Optional Put Date 01/08/2016)(Callable 06/15/2018)(Insured by AGM)(1)	100,000	100,000
		1,217,728	2.4%
Virgin Islands
Virgin Islands Public Finance Authority:
5.000%, 10/01/2017	20,000	21,170
5.000%, 09/01/2020	400,000	451,292
		472,462	0.9%
Virginia
Fredericksburg Economic Development Authority,
1.910%, 08/01/2038 (Callable 08/01/2016)(Mandatory Tender Date 02/01/2017)(1)	430,000	430,262	0.8%

Washington
Central Puget Sound Regional Transit Authority,
0.710%, 11/01/2045 (Callable 05/01/2018)(Mandatory Tender Date 11/01/2018)(1)	250,000	249,927	0.5%

Wisconsin
State of Wisconsin,
5.000%, 05/01/2029 (Callable 05/01/2024)	350,000	419,706
Wisconsin Center District,
5.000%, 12/15/2030 (Callable 12/15/2022)	395,000	442,064
Wisconsin Health & Educational Facilities Authority:
5.000%, 09/01/2018 (Callable 09/01/2017)	175,000	184,900
5.000%, 12/15/2030 (Callable 12/15/2024)	350,000	402,465
5.000%, 09/15/2037 (Callable 09/15/2022)	250,000	265,290
		1,714,425	3.4%
Total Municipal Bonds (Cost $50,070,692)		50,545,478	99.0%

	Shares
SHORT-TERM INVESTMENT
Money Market Mutual Fund
Goldman Sachs Financial Square Funds, 0.01% «	701,024	701,024
Total Short-Term Investment (Cost $701,024)		701,024	1.4%
Total Investments (Cost $50,771,716)		51,246,502	100.4%
Liabilities in Excess of Other Assets		(184,093)	(0.4)%
TOTAL NET ASSETS		$ 51,062,409	100.0%

Notes to Schedule of Investments
AGM	Assured Guaranty Municipal
AMBAC	Ambac Assurance Corporation
BHAC	Berkshire Hathaway Assurance Corp.
PSF	Texas Permanent School Fund
ETM	Escrowed to Maturity
Q-SBLF	Qualified School Building Loan Fund
(1)	Variable or floating rate security. Floating rate securities are securities whose yields vary with a designated index rate. These securities rates are as of December 31, 2015.
(2)
Auction Rate Security. An Auction Rate Security is a debt instrument with a long nominal maturity for which the interest rate is regularly reset through a Dutch auction. The rate presented is either the rate set through the auction or the maximum interest rate provided for in the security issuance provision.

«	7-Day Yield

[LOGO OMITTED]

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders
Baird Funds, Inc.

We have audited the financial statements of Baird Funds, Inc. (including the Baird LargeCap Fund, Baird MidCap Fund, Baird Small/Mid Cap Value Fund, Baird SmallCap Value Fund, Baird Ultra Short Bond Fund, Baird Short-Term Bond Fund, Baird Short-Term Municipal Bond Fund, Baird Intermediate Bond Fund, Baird Quality Intermediate Municipal Bond Fund (formerly the Baird Intermediate Municipal Bond Fund), Baird Core Intermediate Municipal Bond Fund, Baird Aggregate Bond Fund and Baird Core Plus Bond Fund) (the Funds) as of December 31, 2015, and for the year then ended and have issued our unqualified reports thereon dated February 25, 2016 (which reports and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR).  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Our audits included an audit of Baird Funds, Inc.’s schedules of investments in securities (the Schedules) as of December 31, 2015, appearing in Item 6 of this Form N-CSR.  These Schedules are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on the Schedules based on our audits.

In our opinion, the Schedules referred to above, when read in conjunction with the financial statements of the Funds referred to above, present fairly, in all material respects, the information set forth therein.

Chicago, Illinois
March 7, 2016

(b)    Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s management, with the participation of its principal executive and principal financial officers, has evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)), as of a date within 90 days prior to the filing date of this Form N-CSR, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on such evaluation, the Registrant's principal executive and principal financial officers have concluded that the design and operation of the Registrant's disclosure controls and procedures are effective in providing reasonable assurance that the information required to be disclosed on Form N-CSR is recorded, processed, summarized and reported within the applicable time periods.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a) (1) Code of ethics.
Incorporated by reference to the Registrant’s Form N-CSR filed on March 9, 2004.

(2)   Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3)   Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to
10 or more persons.  Not applicable because the Registrant is not a closed-end management investment company.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BAIRD FUNDS, INC.

By:          /s/Mary Ellen Stanek
Mary Ellen Stanek, President

Date:     March 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:          /s/Mary Ellen Stanek
Mary Ellen Stanek, President

Date:     March 7, 2016

By:          /s/Terrance Maxwell
Terrance Maxwell, Treasurer

Date:     March 7, 2016